UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03091

Name of Fund:    BlackRock Series Fund, Inc.

BlackRock Balanced Capital Portfolio

BlackRock Capital Appreciation Portfolio

BlackRock Global Allocation Portfolio

BlackRock High Yield Portfolio

BlackRock Large Cap Core Portfolio

BlackRock Money Market Portfolio

BlackRock Total Return Portfolio

BlackRock U.S. Government Bond Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Series Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2013

Date of reporting period: 12/31/2013

Item 1 – Report to Stockholders

DECEMBER 31, 2013

ANNUAL REPORT	BLACKROCK®

  BlackRock Series Fund, Inc.

„  BlackRock Balanced Capital Portfolio

„  BlackRock Capital Appreciation Portfolio

„  BlackRock Global Allocation Portfolio

„  BlackRock High Yield Portfolio

„  BlackRock Large Cap Core Portfolio

„  BlackRock Money Market Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Dear Shareholder

Risk assets (such as equities) powered higher in 2013, for the most part unscathed by ongoing political and economic uncertainty. While monetary policy was the main driving force behind the rally in risk assets, it was also the main culprit for the bouts of volatility during the year.

Equity markets rallied right out of the gate in January with cash pouring back in from the sidelines after a potential US fiscal crisis (i.e., the “fiscal cliff”) was averted with a last-minute tax deal. Key indicators signaling modest but broad-based improvements in the world’s major economies and a calming in Europe’s debt troubles fostered an aura of comfort for investors. Global economic momentum slowed in February, however, and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as the US showed greater stability than most other regions. Slow but positive growth was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would continue its aggressive monetary stimulus program. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a banking crisis in Cyprus and a generally poor outlook for European economies. Emerging markets significantly lagged the rest of the world as growth in these economies fell short of expectations.

Financial markets were rattled in May when Fed Chairman Bernanke mentioned the possibility of reducing — or “tapering” — the central bank’s asset purchase programs — comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. US Treasury yields rose sharply, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Equity prices also suffered as investors feared the implications of a potential end of a program that had greatly supported the markets. Risk assets rebounded in late June, however, when the Fed’s tone turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through most of the summer.

The fall was a surprisingly positive period for most asset classes as the Fed defied market expectations with its decision to delay tapering. Easing of political tensions that had earlier surfaced in Egypt and Syria and the re-election of Angela Merkel as Chancellor of Germany also boosted investor sentiment. Higher volatility returned in late September when the US Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October, but the rally quickly resumed when politicians engineered a compromise to reopen the government and extend the debt ceiling, at least temporarily.

The remainder of the year was generally positive for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. On the one hand, persistent weak growth and low inflation provided significant latitude for monetary policy decisions and investors were encouraged by dovish comments from Fed Chair-to-be Janet Yellen. On the other hand, US housing and manufacturing reports had begun to signal fundamental improvement in the economy. The long-awaited taper announcement ultimately came in mid-December. The Fed reduced the amount of its monthly asset purchases, but at the same time, extended its time horizon for maintaining low short-term interest rates. Markets reacted positively as this move signaled the Fed’s perception of real improvement in the economy and investors felt relief from the tenacious anxiety that had gripped them throughout the year.

Accommodative monetary policy and the avoidance of major risks made 2013 a strong year for most equity markets. US stocks were the strongest performers for the six- and 12-month periods ended Dec. 31. In contrast, emerging markets were weighed down by uneven growth and structural imbalances. Rising US Treasury yields led to a rare annual loss in 2013 for Treasury bonds and other high-quality fixed income sectors including tax-exempt municipals and investment grade corporate bonds. High yield bonds, to the contrary, generated gains driven by income-oriented investors seeking yield in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While monetary policy was the main driving force behind the rally in risk assets, it was also the main culprit for the bouts of volatility during the year.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	16.31%	32.39%
US small cap equities (Russell 2000® Index)	19.82	38.82
International equities (MSCI Europe, Australasia, Far East Index)	17.94	22.78
Emerging market equities (MSCI Emerging Markets Index)	7.70	(2.60)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.03	0.07
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(3.10)	(7.83)
US investment grade bonds (Barclays US Aggregate Bond Index)	0.43	(2.02)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.00	(2.55)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	5.94	7.44

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2013	BlackRock Balanced Capital Portfolio

Investment Objective

BlackRock Balanced Capital Portfolio’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2013, the Fund returned 20.29%, outperforming its blended benchmark (60% Russell 1000® Index/40% Barclays US Aggregate Bond Index), which returned 17.95% for the period. The Russell 1000® Index advanced 33.11%, while the Barclays US Aggregate Bond Index declined by 2.02%.

What factors influenced performance?

•	From a broad asset allocation perspective, the Fund’s overweight to equities relative to the blended benchmark contributed positively to performance as risk assets rallied sharply during the period.

•

In the equity portion of the Fund, an intentional underweight to expensive, defensive segments of the market had a positive impact on relative performance. Stock selection within materials and industrials also contributed meaningfully to performance. Within fixed income, outperformance was driven largely by the Fund’s positioning in spread sectors. Specifically, security selection and sector allocations in corporate credit, including high yield, industrials, capital securities and floating rate bank loans, helped relative performance.

•

Detracting from performance within equities was stock selection in health care, due largely to a lack of exposure to biotechnology, the top-performing industry in the sector. Stock selection within consumer discretionary and energy also hurt performance. The Fund’s positioning within pharmaceuticals was an additional source of weakness during the period. In the fixed income portion of the Fund, underperformance came from positioning within agency mortgage-backed securities (“MBS”), specifically a slight overweight position in 30-year pass-through securities. The Fund’s positions in US government securities, including Treasuries, agency debentures and Treasury inflation-protected securities (“TIPS”), also had a negative impact on results.

Describe recent portfolio activity.

•

The Fund’s overall allocation to equities drifted higher during the 12-month period due to strong market value appreciation in the asset class. The Fund significantly increased exposure to health care stocks, while also adding to industrials and financials, and notably reducing its weighting in consumer staples. Within fixed income, the Fund added to positions in commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”) and also increased allocations to US TIPS and agency MBS, particularly lower-coupon 30-year mortgage pass-through securities. The Fund reduced its allocations to investment grade corporate credit, high yield credit and non-US dollar-denominated securities during the period, while the weighting in non-agency residential MBS remained relatively unchanged.

Describe portfolio positioning at period end.

•

Relative to the blended benchmark, the Fund ended the period overweight in equities (and underweight in fixed income) given a generally constructive view on the broader economic recovery and a cautious view on core fixed income and the direction of interest rates. The Fund’s equity allocation was overweight relative to the Russell 1000® Index in health care, financials and information technology, and underweight in consumer staples, utilities and telecommunication services. In fixed income, the Fund remained generally underweight relative to the Barclays US Aggregate Bond Index in government-related sectors in favor of non-government spread sectors. Within spread sectors, the Fund was most significantly overweight in CMBS and ABS, while maintaining an underweight in investment grade corporate credit. Within the government space, the Fund was underweight in US Treasuries and agency debentures and overweight in agency MBS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investmients

Common Stocks	59%
U.S. Government Sponsored Agency Securities	15
Corporate Bonds	8
U.S. Treasury Obligations	7
Asset-Backed Securities	6
Non-Agency Mortgage-Backed Securities	5

4	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Fund Summary as of December 31, 2013	BlackRock Balanced Capital Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests in US and foreign equity and fixed income securities of any maturity.

[2]	The Fund compares its performance to that of a customized weighted index comprised of the returns of the Russell 1000® Index (60%) and Barclays US Aggregate Bond Index (40%).

[3]	This unmanaged broad-based index measures the performance of the large cap segment of the U.S. equity universe, representing approximately 92% of the Russell 3000® Index.

[4]

This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Performance Summary for the Period Ended December 31, 2013
		Average Annual Total Returns[5]
	6-Month Total Returns[5]
		1 Year	5 Years	10 Years
BlackRock Balanced Capital Portfolio	12.73%	20.29%	12.58%	6.11%
60% Russell 1000® Index/40% Barclays US Aggregate Bond Index	10.08	17.95	13.09	6.78
Russell 1000® Index	16.86	33.11	18.59	7.78
Barclays US Aggregate Bond Index	0.43	(2.02)	4.44	4.55

[5]

Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual				Hypothetical[8]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[6]	Expenses Paid During the Period[7]	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[6]	Ending Account Value December 31, 2013	Expenses Paid During the Period[7]
BlackRock Balanced Capital Portfolio	$1,000.00	$1,127.30	$2.84	$2.68	$1,000.00	$1,022.53	$2.70	$1,022.68	$2.55

[6]	Expenses are equal to the annualized expense ratio (0.53%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[7]	Expenses are equal to the annualized expense ratio (0.50%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	DATE	5

Fund Summary as of December 31, 2013	BlackRock Capital Appreciation Portfolio

Investment Objective

BlackRock Capital Appreciation Portfolio’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2013, the Fund returned 34.53%, outperforming its benchmark, the Russell 1000® Growth Index, which returned 33.48%, and the broad-market S&P 500® Index, which returned 32.39%. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

•	Select positions in health care, information technology (“IT”) and telecommunication services (“telecom”) drove the Fund’s outperformance relative to the benchmark index.

•

While stock selection in the health care sector overall detracted from performance, overweight positions in United Therapeutics Corp. and Valeant Pharmaceuticals International Inc. were among the Fund’s top contributors on an individual security basis. United Therapeutics shares surged as the company received FDA approval for the oral version of its treatment for pulmonary arterial hypertension. Valeant’s stock soared on solid execution and financial results, and, most notably, the announcement of its takeover of contact-lens maker Bausch and Lomb, a deal which expands its foray into the ophthalmology market.

•

Underexposure to poor-performing IBM Corp. was the leading contributor to outperformance in both the IT sector and the Fund overall. Overweights in Splunk Inc. and Yahoo! Inc. also meaningfully aided returns. Splunk Inc. outperformed on strong financial results fueled by robust demand for its enterprise software. Yahoo! Inc. shares gained on continued investor appreciation for the company’s stake in private Chinese e-commerce giant Alibaba Group. More recently, Yahoo! Inc. successfully raised zero-coupon convertible debt capital and management consequently boosted its share buyback program.

•

Within telecom, an overweight in SoftBank Corp. helped performance as, similar to Yahoo! Inc., the shares benefited from excitement around the company’s stake in Alibaba Group. News of a well-known investor making a large purchase of SoftBank Corp. stock was an additional boost.

•	The largest detractor at the sector level was health care, where Catamaran Corp.

and Allergan Inc. had the most negative impact. Pharmacy benefit manager Catamaran Corp. began declining in the third quarter due to uncertainty over the impact of some larger employers shifting employees to private exchanges. While Catamaran Corp. appears to be well-positioned for the near-term, the Fund exited the position due to concerns about a long-term shift in market share dominance. Allergan Inc. shares lagged earlier in the period as investors were disappointed by a combination of the delay in commercialization of the DARPin eye drug, which offset an otherwise positive first-quarter earnings report, and the risk of a possible generic for RESTASIS. The stock has since rebounded.

•

At the individual stock level, the Fund’s underexposure to strong-performing Microsoft Corp. had the greatest negative impact. Nevertheless, the Fund continued to avoid Microsoft Corp. given concerns around the company’s shrinking consumer PC and devices business. Teradata Corp. and Citrix Systems Inc. were also substantial individual detractors; both companies were eliminated from the Fund before the end of the reporting period.

Describe recent portfolio activity.

•

During the 12-month period, the Fund substantially increased exposure to the consumer discretionary sector, and also added to telecom. The largest reduction was in consumer staples, followed by industrials, financials and IT.

Describe portfolio positioning at period end.

•

As of period end, the Fund maintained a diversified mix of Durable Growth[1] holdings (sustainable business models more mature in their life cycle) and Superior Growth[1] holdings (industry leaders taking share, with long-term persistent advantages and untapped growth opportunities), supplemented by a small number of Periodic Growth[1] names (businesses that thrive in expanding economies, but where margins are volatile). The Fund’s largest overweight relative to the Russell 1000® Growth Index remained consumer discretionary, while the most notable underweight continued to be consumer staples. The consumer discretionary overweight reflects the investment advisor’s favorable view of companies that continue to take share in the expanding growth of consumer wealth globally, as well as those poised to benefit from the rise of e-commerce.

[1]

The terms Superior, Durable and Periodic are used, in this context, to denote three distinct categories of growth stocks as viewed by the investment advisor. They are not indicators of individual security performance or that of the strategy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments
Information Technology	29%
Consumer Discretionary	29
Industrials	14
Health Care	13
Telecommunication Services	5
Energy	3
Financials	3
Consumer Staples	2
Materials	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

6	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

BlackRock Capital Appreciation Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests primarily in a diversified portfolio consisting of primarily common stock of US companies that the investment advisor believes have shown above-average growth rates in earnings over the long term.

[2]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[3]

This unmanaged index measures the performance of the large cap growth segment of the U.S. equity universe and includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended December 31, 2013
		Average Annual Total Returns[4]
	6-Month Total Returns[4]	1 Year	5 Years	10 Years
BlackRock Capital Appreciation Portfolio	23.98%	34.53%	18.33%	7.55%
S&P 500® Index	16.31	32.39	17.94	7.41
Russell 1000® Growth Index	19.39	33.48	20.39	7.83

[4]

Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[5]	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[5]	Annualized Expense Ratio
BlackRock Capital Appreciation Portfolio	$1,000.00	$1,239.80	$3.11	$1,000.00	$1,022.43	$2.80	0.55%

[5]	Expenses are equal to the annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	7

Fund Summary as of December 31, 2013	BlackRock Global Allocation Portfolio

Investment Objective

BlackRock Global Allocation Portfolio’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2013, the Fund returned 14.94%, outperforming its Reference Benchmark, which returned 13.67%, and underperforming the FTSE World Index, which returned 24.67%. The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex US) Index; 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index. The Fund invests in both equities and bonds, and therefore, the Reference Benchmark provides a more accurate representation of the Fund’s composition and is a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark.

What factors influenced performance?

•

Within equities, stock selection and an overweight position in Japan contributed positively to performance versus the Reference Benchmark, as did stock selection in Hong Kong and Europe. From a sector perspective, stock selection in information technology (“IT”), industrials, consumer discretionary, energy and telecommunication services, as well as stock selection and an overweight position in health care added to relative returns. An underweight position in fixed income also positively impacted performance. Within fixed income, an overweight position in convertible bonds and U.S. corporate bonds contributed to returns. From a currency perspective, an underweight position in the Japanese yen and Australian dollar was additive to performance.

•

Detracting from performance within equities was stock selection and an underweight position in the United States and an overweight position in select emerging market countries such as Russia and Brazil. From a sector perspective, stock selection and an overweight position in materials, particularly gold-related securities, had a negative impact on results. Within fixed income, an overweight position in Brazilian sovereign bonds weighed on returns. An overweight position in cash detracted from performance for the period.

Describe recent portfolio activity.

•

During the 12-month period, the Fund’s overall equity allocation increased from 62% to 63% of net assets, which was notably due to an increase in exposure to both Europe and Japan. This was partially offset by decreased exposure to the U.S., Canada and Latin America. From a sector perspective, the Fund increased exposure to industrials, financials, health care, consumer discretionary, IT and utilities, and decreased exposure to materials, energy and telecommunication services.

•

The Fund’s overall allocation to fixed income decreased from 24% to 21% of net assets, which was markedly due to decreased exposure to convertible bonds, government bonds and sovereign bonds across Aus-tralia, Brazil and Europe. These reductions were partially offset by increased weightings in U.S. dollar-denominated corporate bonds and U.S. Treasuries. Reflecting the above changes, the Fund’s cash and cash equivalent holdings increased from 14% to 16% of net assets.

•

During the 12-month period, the Fund’s cash position helped mitigate portfolio volatility and served as a source of funds for new investments. In addition, the Fund’s cash position helped keep overall portfolio duration (sensitivity to interest rate movements) low.

Describe portfolio positioning at period end.

•

Compared to its Reference Benchmark, the Fund ended the period with overweight positions in equities, significantly underweight positions in fixed income and overweight positions in cash and cash equivalents. Within the equity segment, the Fund held overweight positions in Japan and Europe and underweight positions in the U.S and Canada. On a sector basis, the Fund held overweight positions in industrials, health care, materials, IT and financials, and underweight positions in consumer staples. With respect to currency exposure, the Fund held overweight positions in the U.S. dollar, Brazilian real, Singapore dollar, Australian dollar and Canadian dollar, and underweight positions in the Japanese yen, euro, Taiwan dollar and British pound sterling. The Fund also held small overweight positions in other Asian currencies and underweight positions in other European currencies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Net Assets		Reference Benchmark[4] Percentage
US Equities	33%[1]		36%
European Equities	15	[1]	13
Asian-Pacific Equities	13	[1]	9
Other Equities	2	[1]	2
Total Equities	63	[2]	60
US Dollar Denominated Fixed Income Securities	14		24
US Issuers	11		—
Non-US Issuers	3		—
Non-US Dollar Denominated Fixed Income Securities	7		16
Total Fixed Income Securities	21		40
Cash & Cash Equivalents[3]	16		—

[1]	Includes value of financial futures contracts.

[2]	Includes preferred stock.

[3]	Cash & cash equivalents are reduced by the market (or nominal) value of long financial futures contracts.

[4]	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500 Index; 24% FTSE World (ex US) Index; 24% BofA Merrill Lynch Current

5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.

8	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Fund Summary as of December 31, 2013	BlackRock Global Allocation Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests in a portfolio of equity, debt and money market securities.

[2]	This unmanaged market capitalization-weighted index is comprised of 2,431 equities from 35 countries in 4 regions, including the United States.

[3]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex US) Index; 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.

Performance Summary for the Period Ended December 31, 2013
		Average Annual Total Returns[4]
	6-Month Total Returns[4]	1 Year	5 Years	10 Years
BlackRock Global Allocation Portfolio	9.96%	14.94%	10.65%	8.70%
FTSE World Index	16.35	24.67	15.62	7.87
Reference Benchmark	9.97	13.67	10.94	6.71
US Stocks: S&P 500® Index[5]	16.31	32.39	17.94	7.41
Non-US Stocks: FTSE World (ex US) Index[6]	16.05	17.41	13.39	8.16
US Bonds: BofA Merrill Lynch Current 5-Year US Treasury Index[7]	(0.12)	(2.42)	2.77	4.21
Non-US Bonds: Citigroup Non-US Dollar World Government Bond Index[8]	2.77	(4.56)	2.27	4.10

[4]

Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance related fees and expenses are not reflected in these returns.

[5]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[6]	This unmanaged capitalization-weighted index is comprised of over 1,816 equities in 34 countries, excluding the United States.

[7]	This unmanaged index is designed to track the total return of the current coupon five-year US Treasury bond.

[8]	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[10]
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[9]	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[9]	Annualized Expense Ratio
BlackRock Global Allocation Portfolio	$1,000.00	$1,099.60	$3.02	$1,000.00	$1,022.33	$2.91	0.57%

[9]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	9

Fund Summary as of December 31, 2013	BlackRock High Yield Portfolio

Investment Objective

BlackRock High Yield Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2013, the Fund returned 10.28%, outperforming its benchmark, the Barclays US Corporate High Yield 2% Issuer Capped Index, which returned 7.44%.

What factors influenced performance?

•

The Fund outperformed the benchmark index due largely to a tactical allocation to equities that were selected for their total return characteristics versus lower-quality bonds which tend to exhibit more equity-like risks. In particular, equity positions in General Motors Co., The Goodyear Tire & Rubber Co. and American Capital Ltd. were notable contributors. Also adding to performance was security selection within senior secured bank loans, which the Fund invested in as an alternative to higher-quality, short-dated high yield bonds. Although the bank loan sector underperformed high yield during the period, the Fund benefited from risk associated with holdings of select loan names in the gaming sector. From a sector perspective, security selection in the technology and building materials sectors had a positive impact on returns.

•

Conversely, security selection in the banking and metals & mining sectors had a negative impact on performance. Also detracting was the Fund’s overall exposure to the bank loan sector as the asset class underperformed high yield for the period.

Describe recent portfolio activity.

•

The Fund actively managed its risk profile over the 12-month period. After starting the period with a riskier stance, the Fund took advantage of market strength in the middle of the period to gradually moderate the level of risk. The Fund reduced its equity beta (sensitivity to equity market movements) at a modest pace in early 2013 and more aggressively when the market correction began in mid-May.

•

The Fund’s focus on income-oriented credits with strong asset bases and good earnings visibility remained the central theme of its investment process. On a tactical basis, however, the Fund added to select common stocks and equity-like instruments with compelling total return opportunities given the investment advisor’s positive view on equity valuations against a backdrop of strong fundamentals in non-investment grade issuers.

•

With upward interest rate pressure during the period and the expectation of continued rate volatility, the Fund shifted to a bias for shorter duration credits (those with lower sensitivity to interest rate movements), and subsequently added to floating rate bank loans as a means of lowering the Fund’s duration profile and hedging against further rate volatility. From a sector perspective, the Fund added to positions in automotive and reduced exposure to health care.

Describe portfolio positioning at period end.

•

Relative to the Barclays US Corporate High Yield 2% Issuer Capped Index, the Fund ended the period underweight in higher-quality high yield debt, while it was overweight in middle-tier quality and relatively neutral in lower-quality issues. From an issuer perspective, the Fund’s highest-conviction holdings included American Capital Ltd. (non-captive diversified), HD Supply, Inc. (building materials) and Caesars Entertainment Corp. (gaming). The Fund maintained a general underweight to names with less stability in their cash flow streams, less appealing risk-reward profiles and/or challenged industry dynamics. In addition to high yield bonds, the Fund held floating rate loan interests (bank loans) and common stocks, with the remainder invested in investment grade credits and convertible securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Credit Quality Allocation[1]	Percent of Corporate Bond Investments
A	1%
BBB/Baa	3
BB/Ba	36
B	47
CCC/Caa	11
Not Rated	2

[1]	Using the higher of Standard & Poor’s (“S&P”) or Moody’s Investors Service ratings.

10	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

BlackRock High Yield Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock High Income Fund.”

[2]

This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance Summary for the Period Ended December 31, 2013
				Average Annual Total Returns[4]
	Standardized 30-Day Yield[3]	Unsubsidized 30-Day Yield[3]	6-Month Total Returns[4]	1 Year	5 Years	10 Years
BlackRock High Yield Portfolio	5.62%	5.43%	7.64%	10.28%	18.48%	7.89%
Barclays US Corporate High Yield 2% Issuer Capped Index	—	—	5.94	7.44	18.96	8.61

[3]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waiver and/or reimbursements.

[4]

Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual				Hypothetical[7]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[5]	Ending Account Value December 31, 2013	Expenses Paid During the Period[6]
BlackRock High Yield Portfolio	$1,000.00	$1,076.40	$2.77	$2.62	$1,000.00	$1,022.53	$2.70	$1,022.68	$2.55

[5]	Expenses are equal to the annualized expense ratio (0.53%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[6]	Expenses are equal to the annualized expense ratio (0.50%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	11

Fund Summary as of December 31, 2013	BlackRock Large Cap Core Portfolio

Investment Objective

BlackRock Large Cap Core Portfolio’s (the “Fund”) investment objective is to seek long-term growth of capital and income, and moderate current income.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2013, the Fund returned 34.29%, outperforming its benchmark, the Russell 1000® Index, which returned 33.11%.

What factors influenced performance?

•

An intentional underweight to expensive, defensive segments of the market contributed meaningfully to relative performance for the period. An analysis of real estate investment trusts (“REITs”), consumer staples, utilities and telecommunications in early 2013 suggested that valuations of these segments represented a premium relative to the rest of the market that was nearly as high as seen any time in almost 35 years. Accordingly, the Fund widened existing underweights and has remained mostly underweight to these groups as this valuation disparity appears to continue.

•

At the sector level, stock selection within materials and industrials contributed positively to relative performance. An overweight in containerboard manufacturers provided the greatest lift in the materials sector, with holdings Packaging Corp. of America and Rock-Tenn Co. recording strong gains as industry consolidation has led to improved competitive conditions and increased pricing power. Relative performance was also aided by a lack of exposure to the poor-performing metals & mining industry. Within industrials, an overweight in airlines, namely United Continental Holdings, Inc., significantly boosted returns given favorable industry dynamics including consolidation and healthy industry pricing. Also adding value in the sector were positions in 3M Co., which performed well as economic growth accelerated later in the year, and Ingersoll-Rand PLC, as investors reacted favorably to the spinoff of the company’s commercial security business.

•

The largest contributor at the individual stock level was MasterCard, Inc., which outperformed on solid financial performance and a positive outlook for continued strong growth amid the secular shift from cash to credit card/debit card payments, both domestically and in emerging markets. Shares were also boosted by accelerating cash returns to shareholders in the form of buybacks and dividend increases.

•

Detracting from performance was the Fund’s positioning in health care, where a lack of exposure to biotechnology — the top-performing industry in the sector — had a negative impact on relative returns early in the period. Although the Fund added exposure to biotechnology later in the reporting period, this move proved untimely in the short run as a couple of these stocks subsequently declined. Positioning in the pharmaceuticals segment was an additional source of weakness. Selection decisions hurt relative results in the consumer discretionary and energy sectors as well. Underperformance in consumer discretionary was due largely to the Fund’s absence in the internet & catalog retail industry, which generated robust gains during the period. Holdings in the multiline retail and media segments were also a drag on performance. Within energy, the Fund’s investments in Suncor Energy, Inc. and PBF Energy, Inc. had the greatest negative impact.

•	On an individual stock basis, the largest detractor was data analytics firm Teradata Corp., which suffered amid ongoing softness in enterprise spending.

Describe recent portfolio activity.

•	During the 12-month period, the Fund significantly increased exposure to the health care sector and also added to industrials and financials, while notably reducing its weighting in consumer staples.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Index, the Fund ended the period with its largest sector overweight in health care, followed by financials and information technology. The most significant underweight was in consumer staples, followed by utilities and telecommunication services.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments
Information Technology	21%
Financials	21
Health Care	19
Consumer Discretionary	12
Industrials	11
Energy	10
Materials	3
Consumer Staples	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

12	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

BlackRock Large Cap Core Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stocks, of large capitalization companies included at the time of purchase in the Russell 1000® Index.

[2]	This unmanaged broad-based index measures the performance of the large cap segment of the U.S. equity universe, representing approximately 92% of the Russell 3000® Index.

Performance Summary for the Period Ended December 31, 2013
		Average Annual Total Returns[3]
	6-Month Total Returns[3]	1 Year	5 Years	10 Years
BlackRock Large Cap Core Portfolio	19.15%	34.29%	16.06%	8.03%
Russell 1000® Index	16.86	33.11	18.59	7.78

[3]

Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[5]
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[4]	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[4]	Annualized Expense Ratio
BlackRock Large Cap Core Portfolio	$1,000.00	$1,191.50	$2.71	$1,000.00	$1,022.74	$2.50	0.49%

[4]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[5]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	13

Fund Summary as of December 31, 2013	BlackRock Money Market Portfolio

For the 12-month period ended December 31, 2013

Given the continuation of moderate economic growth and persistently high unemployment, the Federal Open Market Committee (“FOMC”) maintained its target range for the federal funds rate at 0.00% to 0.25% throughout 2013. Following its regularly scheduled meeting on December 18th, the FOMC announced it would begin gradually reducing the size of its monthly asset purchase program (a process known as “tapering”) in January 2014. Citing “cumulative progress toward maximum employment and the improvement in the outlook for labor market conditions,” the FOMC decided to reduce the amount of its total asset purchases from a pace of $85 billion to $75 billion per month.

This move had been anticipated since late May when the FOMC made statements suggesting the possibility of beginning to taper its purchase program before the end of 2013. Expectations of less accommodative monetary policy mounted over the summer as many market participants interpreted the FOMC statement to mean that tapering could begin as early as September. However, the FOMC surprised investors when its September 18th meeting concluded with the announcement that the asset purchase program would not be reduced at that time. This decision had been driven by a tightening in financial conditions caused by a rise in long-term interest rates coupled with drags associated with fiscal policy uncertainty.

In late September, the US Treasury warned that the national debt would breach its statutory maximum soon after October 17th. As political brinksmanship over fiscal policy ensued in the first half of October, volatility in the Treasury bill market escalated dramatically with investors selling short-dated Treasury bills into thin markets characterized by wide bid/offer spreads. After a last-minute deal was reached, extending the nation’s borrowing authority into the first quarter of 2014, the Treasury bill market quickly normalized.

In Europe, sub-par growth and a weak inflation environment compelled policymakers to employ an increasingly accommodative monetary policy throughout the period. Late in the first quarter of 2013, a severe banking crisis led to drastic measures in Cyprus. To the surprise of many, European leaders and Cypriot officials agreed upon a plan to impose a levy on bank depositors as a condition for the country to preserve its membership in the euro currency bloc. While the reaction in financial markets was short-lived, critics contend the move set a dangerous precedent at a decisive time for the region. Subsequent to these events, the currency bloc received a crucial vote of confidence in September with the decisive re-election of Chancellor Angela Merkel in Germany as this was seen as an endorsement by German voters of her strong support of the euro. Ongoing efforts from the European Central Bank (“ECB”) to resuscitate the eurozone economy with record-low interest rates met only limited success in lifting growth measures. At the same time, inflation measures drifted lower, falling to 0.7% in October, less than half the ECB’s target rate. These conditions prompted the ECB to cut its main rate to 0.25% from 0.50% in November. This unexpectedly swift reaction reinforced the widely held view that ECB president Mario Draghi would do “whatever it takes” to preserve the euro zone.

London Interbank Offered Rates (“LIBOR”) notched lower over the 12 months due in large part to central bank liquidity measures, coupled with decreasing supply in the money market space, with three-month LIBOR falling 0.06% to close at 0.25% as of December 31st. In the short-term rate market, outstanding US Treasury bills declined by $37 billion as the US Treasury extended the duration of its debt and the budget deficit improved. Yields on 3-month Treasury bills fell by 0.01% to close the period at 0.05%.

Late in the third quarter, the US Federal Reserve introduced a series of daily overnight fixed-rate reverse repurchase agreements (“repos”) with a maximum bid initially set at $500 million per approved counterparty. As year-end drew closer, and the repo market began to display signs of stress due to lack of collateral, the Fed increased the maximum bid per counterparty to $3 billion in mid-December — while at the same time reducing the rate offered on this reverse repo program from 0.05% to 0.03%. This new facility was widely utilized and generated a record $197.8 billion in repo transactions on December 31st.

In the short-term tax-exempt market, conditions were relatively stable, with money fund industry assets declining by only 1.0%, or $267 billion, during the 12-month period ended December 31, 2013. The benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on seven-day, high-quality, tax-exempt variable rate demand notes (“VRDNs”) (as calculated by Municipal Market Data) ranged widely between a high of 0.23% and a low of 0.05%, averaging 0.09% for the period. The downward trajectory in the level of the SIFMA Index is a reflection of the increasing prevalence of non-traditional buyers in the market and the continued demand for liquidity by money market funds broadly amid a low supply and low rate environment. The SIFMA Index ended the period at 0.06% as of December 31, 2013.

As the FOMC’s easy monetary policy combined with increased regulation served to keep rates on taxable overnight repos low by historical measures, demand for VRDN securities from taxable money funds has remained strong. This put additional supply pressures on an already shrinking VRDN market and allowed the dealer community to maintain yields at lower levels that continued to attract crossover buyers from the taxable market.

VRDN new issuance remained relatively muted during the 12-month period; however, the FOMC’s May statements suggesting a possible reduction in the size of its monthly asset purchases brought positive momentum to new-issue VRDN supply. As long-term municipal yields rose, issuers became enticed to issue VRDNs instead of assuming the increased cost of long-term debt. The year ended with $279 billion in total outstanding VRDNs as of December 31st, down roughly 12% from the previous year.

State and local municipalities continued to limit spending and reduce debt, causing new-issue supply of one-year, fixed-rate notes to remain diminished throughout the period. Municipalities began their annual issuance of one-year notes in June. Generally speaking, municipal money market funds take advantage of “note season” to extend their weighted average maturity, pick up yield and diversify beyond bank exposure in the form of credit enhancement. As investor demand for municipal notes remained strong, credit spreads tightened year-over-year. The municipal yield curve continuedto be extremely flat with one-year municipal notes yielding 0.18% as of December 31st, representing only a nominal premium for the extension risk over VRDNs. Note issuance totaled $47 billion for the year 2013, approximately 25% lower than the prior year.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

14	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

BlackRock Money Market Portfolio

Investment Objective

BlackRock Money Market Portfolio’s (the “Fund”) investment objective is to seek to preserve capital, to maintain liquidity and achieve the highest possible current income consistent with the foregoing.

Portfolio Information

Yields	7-Day SEC Yield	7-Day Yield
BlackRock Money Market Portfolio	0.00%	0.00%

Portfolio Composition	Percent of Net Assets
Commercial Paper	40%
Certificates of Deposit	27
Municipal Bonds	9
Repurchase Agreements	8
U.S. Treasury Obligations	8
Time Deposits	5
Corporate Notes	2
U.S. Government Sponsored Agency Obligations	1

Total	100%

The 7-Day SEC Yields may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[1]	Annualized Expense Ratio
BlackRock Money Market Portfolio	$1,000.00	$1,000.00	$1.16	$1,000.00	$1,024.05	$1.17	0.23%

[1]	Expenses are equal to the annualized expense, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	15

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on July 1, 2013 and held through December 31, 2013) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements and/or for treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Funds pay higher short-term interest rates whereas the Funds’ total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Funds’ NAV positively or negatively in addition to the impact on the Funds’ performance from leverage and borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

16	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	17

Schedule of Investments December 31, 2013	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
ALM Loan Funding, Series 2013-8A, Class A1A, 1.69%, 1/20/26 (a)(b)	USD	280	$279,684
AmeriCredit Automobile Receivables Trust:
Series 2011-5, Class C, 3.44%, 10/08/17		230	238,101
Series 2012-2, Class C, 2.64%, 10/10/17		280	287,935
Series 2012-3, Class C, 2.42%, 5/08/18		180	183,206
Series 2012-4, Class B, 1.31%, 11/08/17		105	105,329
Series 2012-4, Class C, 1.93%, 8/08/18		170	171,187
Series 2012-5, Class C, 1.69%, 11/08/18		130	129,794
Series 2013-4, Class B, 1.66%, 9/10/18		70	70,242
Series 2013-4, Class C, 2.72%, 9/09/19		40	40,470
Series 2013-4, Class D, 3.31%, 10/08/19		100	101,403
Series 2013-5, Class B, 1.52%, 1/08/19		75	74,738
Series 2013-5, Class C, 2.29%, 11/08/19		40	40,001
AUTO ABS, Series 2012-2, Class A, 2.80%, 4/27/25	EUR	204	282,629
Battalion CLO Ltd., Series 2013-4A, Class A1, 1.58%, 10/22/25 (a)(b)	USD	250	249,150
Capital Auto Receivables Asset Trust, Series 2013-1, Class C, 1.74%, 3/20/17		290	286,389
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class A, 1.63%, 1/20/25 (a)(b)		805	802,867
Cavalry CLO II, Series 2A, Class B1, 2.24%, 1/17/24 (a)(b)		410	400,556
Cent CLO Ltd., Series 2013-19A, Class A1A, 1.57%, 10/29/25 (a)(b)		275	273,130
Chesapeake Funding LLC:
Series 2012-1A, Class B, 1.77%, 11/07/23 (a)(b)		200	200,777
Series 2012-1A, Class C, 2.17%, 11/07/23 (a)(b)		200	200,775
CHLUPA Trust, Series 2013-VM, Class A, 3.33%, 8/15/20 (a)		366	366,702
Chrysler Capital Auto Receivables Trust:
Series 2013-BA, Class A2, 0.56%, 12/15/16 (a)		250	250,309
Series 2013-BA, Class A3, 0.85%, 5/15/18 (a)		225	225,778
Series 2013-BA, Class A4, 1.27%, 3/15/19 (a)		155	155,809
Series 2013-BA, Class B, 1.78%, 6/17/19 (a)		70	70,398

Asset-Backed Securities	Par (000)		Value
Series 2013-BA, Class C, 2.24%, 9/16/19 (a)	USD	70	$70,392
Series 2013-BA, Class D, 2.89%, 10/15/20 (a)		70	70,385
Credit Acceptance Auto Loan Trust:
Series 2012-2A, Class A, 1.52%, 3/16/20 (a)		250	250,702
Series 2013-1A, Class A, 1.21%, 10/15/20 (a)		250	250,173
Series 2013-2A, Class A, 1.50%, 4/15/21 (a)		250	249,941
CT CDO IV Ltd., Series 2006-4A, Class A1, 0.48%, 10/20/43 (a)(b)		222	210,942
DT Auto Owner Trust:
Series 2011-3A, Class C, 4.03%, 2/15/17 (a)		94	94,138
Series 2012-1A, Class B, 2.26%, 10/16/17 (a)		61	60,995
Series 2012-1A, Class C, 3.38%, 10/16/17 (a)		265	266,423
Series 2012-1A, Class D, 4.94%, 7/16/18 (a)		250	257,879
Ford Credit Floorplan Master Owner Trust:
Series 2012-1, Class C, 1.67%, 1/15/16 (b)		135	135,057
Series 2012-1, Class D, 2.27%, 1/15/16 (b)		235	235,117
Series 2012-2, Class C, 2.86%, 1/15/19		100	102,571
Series 2012-2, Class D, 3.50%, 1/15/19		105	108,897
Series 2012-4, Class D, 2.09%, 9/15/16		220	221,296
Series 2012-5, Class C, 2.14%, 9/15/19		115	114,973
GT Loan Financing I Ltd., Series 2013-1A, Class A, 1.47%, 10/28/24 (a)(b)		280	278,488
HLSS Servicer Advance Receivables Backed Notes:
Series 2012-T2, Class A2, 1.99%, 10/15/45 (a)		210	211,386
Series 2013-T1, Class A2, 1.50%, 1/16/46 (a)(b)		490	488,187
Series 2013-T2, Class B2, 1.50%, 5/16/44 (a)		100	99,630
Series 2013-T3, Class A3, 1.79%, 5/15/46 (a)		915	895,236
Series 2013-T6, Class AT6, 1.29%, 9/15/44 (a)		310	309,814
Hyundai Auto Receivables Trust, Series 2012-A, Class D, 2.61%, 5/15/18		150	153,973
ING Investment Management Co., Series 2013-3A, Class A1, 1.69%, 1/18/26 (a)(b)		320	320,000

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR     American Depositary Receipts

AMT     Alternative Minimum Tax (subject to)

AUD     Australian Dollar

BBR     Bank Bill Rate

BRL     Brazilian Real

CAD     Canadian Dollar

CHF     Swiss Franc

CNY     Chinese Yuan

DKK     Danish Krone

EUR     Euro

FKA     Formerly Known As

FTSE    Financial Times Stock Exchange

GBP     British Pound

GDR    Global Depositary Receipts

HKD     Hong Kong Dollar

IDRB    Industrial Development Revenue Bond

JPY      Japanese Yen

KRW    Korean Won

LIBOR  London Interbank Offered Rate

LOC     Letter of Credit

MXN    Mexican Peso

MYR    Malaysian Ringgit

NOK    Norwegian Krone

OTC     Over-the-counter

RB       Revenue Bond

S&P     Standard & Poor’s

SEK     Swedish Krona

SGD     Singapore Dollar

SPDR   Standard & Poor’s Depositary Receipts

TBA     To Be Announced

USD     US Dollar

VRDN   Variable Rate Demand Notes

See Notes to Financial Statements.

18	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
JG Wentworth XX LLC, Series 2010-1A, Class A, 5.56%, 7/15/59 (a)	USD	932	$1,039,443
JG Wentworth XXI LLC, Series 2010-2A, Class A, 4.07%, 1/15/48 (a)		344	361,460
JG Wentworth XXII LLC, Series 2010-3A, Class A, 3.82%, 12/15/48 (a)		182	189,465
KKR Financial CLO Corp., Series 2007-AA, Class A, 0.99%, 10/15/17 (a)(b)		358	355,740
KKR Financial CLO Ltd., Series 2013-1A, Class A1, 1.39%, 7/15/25 (a)(b)		500	490,118
Morgan Stanley ABS Capital I, Inc., Trust, Series 2005-HE1, Class A2MZ, 0.77%, 12/25/34 (b)		78	73,457
Nationstar Mortgage Advance Receivables Trust:
Series 2013-T1A, Class A1, 1.08%, 6/20/44 (a)		510	509,825
Series 2013-T2A, Class A2, 1.68%, 6/20/46 (a)		730	727,976
Nelnet Student Loan Trust:
Series 2006-1, Class A5, 0.35%, 8/23/27 (b)		285	278,215
Series 2008-3, Class A4, 1.89%, 11/25/24 (b)		330	342,865
New Century Home Equity Loan Trust, Series 2005-2, Class A2MZ, 0.43%, 6/25/35 (b)		204	203,327
Northwoods Capital Corp./Northwoods Capital Ltd.:
Series 2012-9A, Class A, 1.69%, 1/18/24 (a)(b)		260	259,350
Series 2012-9A, Class B1, 2.52%, 1/18/24 (a)(b)		255	255,000
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 1.39%, 7/17/25 (a)(b)		305	300,211
OHA Loan Funding Ltd., Series 2013-2A, Class A, 1.68%, 8/23/24 (a)(b)		285	282,435
OZLM Funding Ltd.:
Series 2012-2A, Class A1, 1.75%, 10/30/23 (a)(b)		435	434,783
Series 2013-4A, Class A1, 1.47%, 7/22/25 (a)(b)		495	483,158
PFS Financing Corp., Series 2012-AA, Class A, 1.37%, 2/15/16 (a)(b)		350	350,230
Prestige Auto Receivables Trust:
Series 2013-1A, Class A2, 1.09%, 2/15/18 (a)		222	222,107
Series 2013-1A, Class A3, 1.33%, 5/15/19 (a)		140	139,782
RAAC Trust, Series 2005-SP2, Class 2A, 0.47%, 6/25/44 (b)		400	309,603
Santander Drive Auto Receivables Trust:
Series 2011-S1A, Class B, 1.48%, 5/15/17 (a)		73	72,696
Series 2012-1, Class B, 2.72%, 5/16/16		135	136,499
Series 2012-1, Class C, 3.78%, 11/15/17-10/15/19 (a)		265	273,746
Series 2012-2, Class C, 3.20%, 2/15/18		425	436,795
Series 2012-3, Class B, 1.94%, 12/15/16-3/15/18		725	731,403
Series 2012-3, Class C, 3.01%, 4/16/18		685	704,941
Series 2012-4, Class C, 2.94%, 12/15/17		20	20,583
Series 2012-5, Class B, 1.56%, 8/15/18		250	251,695
Series 2012-5, Class C, 2.70%, 8/15/18		120	123,266
Series 2012-6, Class B, 1.33%, 5/15/17- 3/15/18		710	711,846
Series 2012-AA, Class B, 1.21%, 10/16/17 (a)		520	520,494

Asset-Backed Securities	Par (000)		Value
Series 2012-AA, Class C, 1.78%, 11/15/18 (a)	USD	980	$977,363
Series 2013-3, Class B, 1.19%, 5/15/18		450	448,006
Santander Drive Auto Receivables Trust:
Series 2013-4, Class E, 4.67%, 1/15/20 (a)		515	528,775
Series 2013-5, Class B, 1.55%, 10/15/18		590	589,043
Series 2013-5, Class C, 2.25%, 6/17/19		280	279,043
Series 2013-A, Class B, 1.89%, 10/15/19 (a)		320	322,074
Series 2013-A, Class C, 3.12%, 10/15/19 (a)		125	128,201
SASCO Mortgage Loan Trust, Series 2005-GEL2, Class A, 0.45%, 4/25/35 (b)		28	27,652
Scholar Funding Trust:
Series 2011-A, Class A, 1.14%, 10/28/43 (a)(b)		220	220,406
Series 2013-A, Class A, 0.82%, 1/30/45 (a)(b)		903	895,518
SLM Private Credit Student Loan Trust:
Series 2002-A, Class A2, 0.79%, 12/16/30 (b)		250	244,007
Series 2004-B, Class A2, 0.44%, 6/15/21 (b)		544	537,534
SLM Private Education Loan Trust:
Series 2011-B, Class A2, 3.74%, 2/15/29 (a)		100	104,299
Series 2011-C, Class A2B, 4.54%, 10/17/44 (a)		300	322,260
Series 2012-A, Class A1, 1.57%, 8/15/25 (a)(b)		125	125,905
Series 2012-A, Class A2, 3.83%, 1/17/45 (a)		445	461,737
Series 2012-C, Class A1, 1.27%, 8/15/23 (a)(b)		348	350,350
Series 2012-C, Class A2, 3.31%, 10/15/46 (a)		635	656,663
Series 2012-D, Class A2, 2.95%, 2/15/46 (a)		740	754,840
Series 2012-E, Class A1, 0.92%, 10/16/23 (a)(b)		241	241,487
Series 2013-A, Class A1, 0.77%, 8/15/22 (a)(b)		121	120,408
Series 2013-A, Class A2A, 1.77%, 5/17/27 (a)		210	203,689
Series 2013-B, Class A1, 0.82%, 7/15/22 (a)(b)		390	389,509
Series 2013-B, Class A2A, 1.85%, 6/17/30 (a)		1,195	1,152,428
SLM Student Loan Trust:
Series 2003-11, Class A6, 0.99%, 12/15/25 (a)(b)		455	451,190
Series 2008-5, Class A4, 1.94%, 7/25/23 (b)		385	402,466
Series 2013-6, Class A3, 0.82%, 6/26/28 (b)		465	465,011
Series 2013-C, Class A1, 1.02%, 2/15/22 (a)(b)		434	434,932
Series 2013-C, Class A2A, 3.13%, 10/15/31 (a)		345	348,636
Soundview Home Loan Trust, Series 2005-OPT3, Class A4, 0.47%, 11/25/35 (b)		454	448,110
SpringCastle America Funding LLC, Series 2013-1A, Class A, 3.75%, 4/03/21 (a)		877	879,124
Structured Asset Investment Loan Trust, Series 2004-8, Class M4, 1.67%, 9/25/34 (b)		81	58,080

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	19

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 0.47%, 1/25/35 (b)	USD	165	$150,529
Vibrant CLO Ltd., Series 2012-1A, Class A1, 1.75%, 7/17/24 (a)(b)		780	776,078
World Financial Network Credit Card Master Trust:
Series 2012-C, Class A, 2.23%, 8/15/22		520	515,339
Series 2012-D, Class A, 2.15%, 4/17/23		650	632,551
Total Asset-Backed Securities — 7.1%			38,179,711

Common Stocks		Shares
Aerospace & Defense — 1.0%
The Boeing Co.		32,600	4,449,574
Rockwell Collins, Inc.		14,100	1,042,272

			5,491,846
Airlines — 1.3%
United Continental Holdings, Inc. (c)		182,111	6,889,259
Auto Components — 1.4%
BorgWarner, Inc.		40,120	2,243,109
TRW Automotive Holdings Corp. (c)		72,970	5,428,238

			7,671,347
Biotechnology — 1.8%
Amgen, Inc.		30,700	3,504,712
Biogen Idec, Inc. (c)		8,300	2,321,925
Celgene Corp. (c)		15,500	2,618,880
Gilead Sciences, Inc. (c)		15,200	1,142,280

			9,587,797
Capital Markets — 1.0%
The Goldman Sachs Group, Inc.		29,479	5,225,448
Chemicals — 0.6%
Cabot Corp.		25,587	1,315,172
The Dow Chemical Co.		43,600	1,935,840

			3,251,012
Commercial Banks — 2.5%
SunTrust Banks, Inc.		119,000	4,380,390
U.S. Bancorp		229,050	9,253,620

			13,634,010
Commercial Services & Supplies — 0.4%
Tyco International Ltd.		57,825	2,373,138
Communications Equipment — 1.4%
Brocade Communications Systems, Inc. (c)		158,800	1,408,556
Cisco Systems, Inc.		267,000	5,994,150

			7,402,706
Computers & Peripherals — 3.4%
Apple Inc.		12,180	6,834,320
EMC Corp.		227,300	5,716,595
NetApp, Inc.		58,005	2,386,326
Western Digital Corp.		37,590	3,153,801

			18,091,042
Construction & Engineering — 0.3%
KBR, Inc.		57,300	1,827,297
Consumer Finance — 1.6%
Discover Financial Services		152,975	8,558,951
Containers & Packaging — 0.7%
Packaging Corp. of America		61,685	3,903,427

Common Stocks	Shares	Value
Diversified Financial Services — 5.6%
Bank of America Corp.	608,475	$9,473,956
Citigroup, Inc.	179,293	9,342,958
JPMorgan Chase & Co.	194,100	11,350,968

		30,167,882
Electronic Equipment, Instruments & Components — 0.8%
Avnet, Inc.	52,300	2,306,953
TE Connectivity Ltd.	36,800	2,028,048

		4,335,001
Energy Equipment & Services — 2.3%
Halliburton Co.	71,100	3,608,325
Oceaneering International, Inc.	30,650	2,417,672
Schlumberger Ltd.	72,900	6,569,019

		12,595,016
Food & Staples Retailing — 2.1%
CVS Caremark Corp.	146,075	10,454,588
Wal-Mart Stores, Inc.	8,825	694,439

		11,149,027
Health Care Equipment & Supplies — 1.4%
Abbott Laboratories	73,275	2,808,631
Medtronic, Inc.	81,500	4,677,285

		7,485,916
Health Care Providers & Services — 3.2%
Aetna, Inc.	64,000	4,389,760
Envision Healthcare Holdings, Inc. (c)	7,700	273,504
McKesson Corp.	35,500	5,729,700
UnitedHealth Group, Inc.	44,200	3,328,260
Universal Health Services, Inc., Class B	44,207	3,592,261

		17,313,485
Industrial Conglomerates — 2.4%
3M Co.	80,425	11,279,606
General Electric Co.	59,900	1,678,997

		12,958,603
Insurance — 3.0%
Allied World Assurance Co. Holdings AG	1,900	214,339
American Financial Group, Inc.	3,800	219,336
American International Group, Inc.	173,200	8,841,860
Genworth Financial, Inc., Class A (c)	102,100	1,585,613
The Travelers Cos., Inc.	56,775	5,140,409

		16,001,557
Internet Software & Services — 3.1%
AOL, Inc. (c)	40,400	1,883,448
Google, Inc., Class A (c)	11,870	13,302,828
Yahoo!, Inc. (c)	42,000	1,698,480

		16,884,756
IT Services — 2.4%
Alliance Data Systems Corp. (c)(d)	6,600	1,735,338
MasterCard, Inc., Class A	11,000	9,190,060
Teradata Corp. (c)	43,600	1,983,364

		12,908,762
Life Sciences Tools & Services — 0.8%
Agilent Technologies, Inc.	76,450	4,372,176
Machinery — 1.6%
Ingersoll-Rand PLC	60,100	3,702,160
Parker Hannifin Corp.	22,573	2,903,791
WABCO Holdings, Inc. (c)	21,600	2,017,656

		8,623,607

See Notes to Financial Statements.

20	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Media — 2.8%
Comcast Corp., Class A	193,500	$10,055,228
Twenty-First Century Fox, Inc., Class A	135,267	4,758,693

		14,813,921
Multiline Retail — 1.0%
Dillard’s, Inc., Class A	18,430	1,791,580
Macy’s, Inc.	40,700	2,173,380
Nordstrom, Inc.	22,150	1,368,870

		5,333,830
Oil, Gas & Consumable Fuels — 4.2%
Chevron Corp.	19,555	2,442,615
Exxon Mobil Corp.	34,700	3,511,640
Marathon Petroleum Corp.	68,182	6,254,335
PBF Energy, Inc., Class A	71,512	2,249,768
Suncor Energy, Inc.	183,060	6,416,253
Tesoro Corp.	34,122	1,996,137

		22,870,748
Paper & Forest Products — 1.0%
Domtar Corp.	29,000	2,735,860
International Paper Co.	49,975	2,450,274

		5,186,134
Pharmaceuticals — 4.7%
AbbVie, Inc.	73,175	3,864,372
Eli Lilly & Co.	52,100	2,657,100
Johnson & Johnson	14,100	1,291,419
Merck & Co., Inc.	162,415	8,128,871
Pfizer, Inc.	301,875	9,246,431

		25,188,193
Semiconductors & Semiconductor Equipment — 0.8%
Applied Materials, Inc.	229,520	4,060,209
Software — 2.2%
Activision Blizzard, Inc.	59,300	1,057,319
Microsoft Corp.	55,125	2,063,329
Oracle Corp.	179,700	6,875,322
Symantec Corp.	69,400	1,636,452

		11,632,422
Specialty Retail — 2.9%
Lowe’s Cos., Inc.	180,800	8,958,640
Ross Stores, Inc.	89,000	6,668,770

		15,627,410
Trading Companies & Distributors — 0.2%
MRC Global, Inc. (c)	27,600	890,376
Total Common Stocks — 65.9%		354,306,311

Corporate Bonds	Par (000)		Value
Airlines — 0.1%
United Continental Holdings, Inc.:
8.00%, 7/15/24	USD	310	$307,675
Series B, 6.00%, 7/15/28		105	89,250

			396,925
Automobiles — 0.0%
General Motors Co.:
4.88%, 10/02/23 (a)		115	116,438
6.25%, 10/02/43 (a)		50	51,938

			168,376
Biotechnology — 0.1%
Amgen, Inc.:
5.15%, 11/15/41		115	114,573
5.65%, 6/15/42		190	201,217

			315,790
Capital Markets — 0.5%
The Bank of New York Mellon Corp., 2.10%, 1/15/19		365	361,788
The Goldman Sachs Group, Inc.:
3.63%, 2/07/16		145	152,175
5.75%, 1/24/22		159	178,984
3.63%, 1/22/23		245	237,246
1.84%, 11/29/23 (b)		375	380,803
Morgan Stanley:
3.45%, 11/02/15		476	495,471
3.80%, 4/29/16		140	148,096
3.75%, 2/25/23		370	360,034
5.00%, 11/24/25		400	401,196

			2,715,793
Chemicals — 0.2%
LYB International Finance BV, 5.25%, 7/15/43		2	2,010
LyondellBasell Industries NV, 5.00%, 4/15/19		1,065	1,182,811

			1,184,821
Commercial Banks — 0.3%
ABN AMRO Bank NV, 6.38%, 4/27/21	EUR	100	158,961
Commerzbank AG, 6.38%, 3/22/19		100	152,173
HSBC Bank Brasil SA — Banco Multiplo, 4.00%, 5/11/16 (a)	USD	760	772,350
US Bancorp, 1.95%, 11/15/18		350	348,123
Wells Fargo & Co.:
1.50%, 7/01/15		145	147,039
2.15%, 1/15/19		131	130,590
5.38%, 11/02/43		120	122,881

			1,832,117
Construction & Engineering — 0.0%
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/01/22 (a)		197	201,548

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	21

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Containers & Packaging — 0.1%
Reynolds Group Issuer, Inc.:
7.88%, 8/15/19	USD	310	$342,550
6.88%, 2/15/21		320	344,800
Rock Tenn Co., 4.00%, 3/01/23		89	85,003

			772,353
Diversified Financial Services — 0.9%
Bank of America Corp.:
3.70%, 9/01/15		580	606,280
2.60%, 1/15/19		231	232,020
3.30%, 1/11/23		820	775,939
4.10%, 7/24/23		595	597,525
Citigroup, Inc.:
4.45%, 1/10/17		120	130,056
3.38%, 3/01/23		570	541,794
Ford Motor Credit Co. LLC:
5.00%, 5/15/18		645	718,471
4.38%, 8/06/23		203	204,088
JPMorgan Chase & Co.:
4.75%, 3/01/15		290	303,404
3.25%, 9/23/22		163	156,206
3.20%, 1/25/23		75	71,102
Novus USA Trust, Series 2013-1, 1.54%, 2/28/14 (a)(b)		390	390,486

			4,727,371
Diversified Telecommunication Services — 0.8%
AT&T Inc., 2.35%, 11/27/18		182	182,156
Intelsat Jackson Holdings SA, 7.25%, 4/01/19		253	273,240
Level 3 Financing, Inc., 8.13%, 7/01/19		233	255,135
Verizon Communications, Inc.:
3.65%, 9/14/18		775	820,387
4.50%, 9/15/20		160	171,291
5.15%, 9/15/23		356	382,234
3.85%, 11/01/42		1,023	835,590
6.55%, 9/15/43		1,088	1,272,915

			4,192,948
Electric Utilities — 0.3%
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18		85	107,512
5.95%, 12/15/36		136	138,480
Duke Energy Carolinas LLC, 4.25%, 12/15/41		205	190,880
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/01/20		655	695,937
Georgia Power Co., 3.00%, 4/15/16		445	463,860
Jersey Central Power & Light Co., 7.35%, 2/01/19		135	159,422

			1,756,091
Energy Equipment & Services — 0.4%
Transocean, Inc.:
5.05%, 12/15/16		310	342,448
2.50%, 10/15/17		515	520,456
6.00%, 3/15/18		788	883,699
6.50%, 11/15/20		220	251,227
6.80%, 3/15/38		120	133,562

			2,131,392
Food & Staples Retailing — 0.0%
CVS Caremark Corp., 5.30%, 12/05/43		45	46,537
Wal-Mart Stores, Inc., 4.00%, 4/11/43		178	158,417

			204,954

Corporate Bonds	Par (000)		Value
Food Products — 0.1%
WM Wrigley Jr. Co., 2.90%, 10/21/19 (a)	USD	312	$309,421
Health Care Equipment & Supplies — 0.1%
Boston Scientific Corp., 2.65%, 10/01/18		429	431,918
Edwards Lifesciences Corp., 2.88%, 10/15/18		328	326,086

			758,004
Health Care Providers & Services — 0.3%
Coventry Health Care, Inc., 5.45%, 6/15/21		234	260,354
HCA, Inc., 7.25%, 9/15/20		215	234,350
Tenet Healthcare Corp., 6.25%, 11/01/18		280	310,100
UnitedHealth Group, Inc., 3.38%, 11/15/21		90	88,889
WellPoint, Inc.:
1.88%, 1/15/18		270	266,979
2.30%, 7/15/18		207	205,357
Series A, 3.70%, 8/15/21		149	148,449

			1,514,478
Hotels, Restaurants & Leisure — 0.1%
Carnival Corp., 3.95%, 10/15/20		53	53,041
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC:
8.00%, 10/01/20 (a)		220	228,800
11.00%, 10/01/21 (a)		246	252,150

			533,991
Insurance — 0.5%
American International Group, Inc.:
3.80%, 3/22/17		465	496,573
5.45%, 5/18/17		210	234,721
3.38%, 8/15/20		340	341,977
4.13%, 2/15/24		193	191,881
Manulife Financial Corp., 3.40%, 9/17/15		150	156,139
Metropolitan Life Global Funding I, 5.13%, 6/10/14 (a)		375	382,772
Prudential Financial, Inc.:
4.75%, 9/17/15		225	239,769
5.38%, 6/21/20		340	384,238
XLIT Ltd.:
2.30%, 12/15/18		92	90,361
5.25%, 12/15/43		41	41,275

			2,559,706
IT Services — 0.1%
International Business Machines Corp., 3.38%, 8/01/23		290	282,548
Life Sciences Tools & Services — 0.1%
Life Technologies Corp., 6.00%, 3/01/20		235	270,020
Thermo Fisher Scientific, Inc.:
2.40%, 2/01/19		320	317,021
5.30%, 2/01/44		24	24,268

			611,309
Media — 0.9%
CBS Corp.:
4.63%, 5/15/18		90	97,567
8.88%, 5/15/19		155	198,172
5.75%, 4/15/20		70	78,577
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22		100	138,508
Comcast Corp.:
5.88%, 2/15/18		328	376,214
4.65%, 7/15/42		355	330,364

See Notes to Financial Statements.

22	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Media (concluded)
COX Communications, Inc.:
8.38%, 3/01/39 (a)	USD	623	$755,558
4.70%, 12/15/42 (a)		13	10,918
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
5.00%, 3/01/21		255	267,880
3.80%, 3/15/22		125	120,080
5.15%, 3/15/42		220	197,582
NBCUniversal Media LLC:
5.15%, 4/30/20		310	346,501
4.38%, 4/01/21		490	518,627
4.45%, 1/15/43		188	168,415
Time Warner Cable, Inc.:
8.75%, 2/14/19		297	354,274
8.25%, 4/01/19		700	820,053

			4,779,290
Metals & Mining — 0.2%
BHP Billiton Finance USA Ltd.:
3.85%, 9/30/23		285	286,236
5.00%, 9/30/43		113	114,892
Novelis, Inc., 8.75%, 12/15/20		420	467,250

			868,378
Multi-Utilities — 0.1%
Dominion Gas Holdings LLC, 4.80%, 11/01/43 (a)		24	23,204
Dominion Resources, Inc., 1.95%, 8/15/16		365	371,040

			394,244
Oil, Gas & Consumable Fuels — 1.1%
Apache Corp., 4.75%, 4/15/43		75	72,746
CONSOL Energy, Inc., 8.25%, 4/01/20		36	38,970
Energy Transfer Partners LP, 4.15%, 10/01/20		500	507,291
Enterprise Products Operating LLC, 4.45%, 2/15/43		140	123,664
Kinder Morgan Energy Partners LP, 4.15%, 2/01/24		440	425,687
Laredo Petroleum, Inc., 7.38%, 5/01/22		180	195,300
Linn Energy LLC/Linn Energy Finance Corp., 7.00%, 11/01/19 (a)		220	222,200
MEG Energy Corp., 6.50%, 3/15/21 (a)		610	642,025
Murphy Oil Corp.:
2.50%, 12/01/17		317	318,928
3.70%, 12/01/22		165	152,461
Noble Energy, Inc.:
8.25%, 3/01/19		150	186,442
4.15%, 12/15/21		150	154,237
6.00%, 3/01/41		180	192,470
5.25%, 11/15/43		190	189,845
Noble Holding International Ltd., 5.25%, 3/15/42		65	62,366
Peabody Energy Corp.:
6.00%, 11/15/18		33	35,145
6.25%, 11/15/21		197	198,970
Range Resources Corp., 5.75%, 6/01/21		10	10,600
Schlumberger Investment SA, 3.65%, 12/01/23		116	114,990
Shell International Finance BV:
2.00%, 11/15/18		319	318,757
4.55%, 8/12/43		293	285,776
Total Capital International SA, 3.70%, 1/15/24		295	291,688
TransCanada PipeLines Ltd., 3.75%, 10/16/23		140	136,452
Western Gas Partners LP:
5.38%, 6/01/21		272	291,393
4.00%, 7/01/22		160	152,707

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
The Williams Cos., Inc.:
7.88%, 9/01/21	USD	131	$151,058
3.70%, 1/15/23		450	392,764

			5,864,932
Paper & Forest Products — 0.2%
International Paper Co., 4.75%, 2/15/22		783	820,914
Pharmaceuticals — 0.1%
AbbVie, Inc., 4.40%, 11/06/42		220	205,188
Actavis, Inc., 4.63%, 10/01/42		220	200,156
Bristol-Myers Squibb Co., 4.50%, 3/01/44		254	243,292
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21		115	112,794

			761,430
Real Estate Investment Trusts (REITs) — 0.0%
GLP Capital LP/GLP Financing II, Inc.:
4.38%, 11/01/18 (a)		13	13,293
4.88%, 11/01/20 (a)		20	20,000
Ventas Realty LP/Ventas Capital Corp., 2.70%, 4/01/20		73	69,803

			103,096
Real Estate Management & Development — 0.1%
Realogy Group LLC, 7.88%, 2/15/19 (a)(e)		355	389,613
Road & Rail — 0.0%
Burlington Northern Santa Fe LLC, 3.00%, 3/15/23		84	78,226
Software — 0.0%
First Data Corp., 7.38%, 6/15/19 (a)		115	122,763
Oracle Corp., 3.63%, 7/15/23		16	15,871

			138,634
Specialty Retail — 0.1%
QVC, Inc., 7.50%, 10/01/19 (a)		240	258,683
Thrifts & Mortgage Finance — 0.1%
Radian Group, Inc., 5.38%, 6/15/15		720	745,200
Tobacco — 0.1%
Altria Group, Inc., 4.00%, 1/31/24		127	124,132
Philip Morris International, Inc.:
1.88%, 1/15/19		276	269,722
4.88%, 11/15/43		90	89,157

			483,011
Trading Companies & Distributors — 0.1%
United Rentals North America, Inc., 7.63%, 4/15/22		440	488,950
Wireless Telecommunication Services — 0.3%
America Movil SAB de CV, 2.38%, 9/08/16		480	494,002
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 4/15/23		216	202,198
MetroPCS Wireless, Inc., 7.88%, 9/01/18		15	16,106
Sprint Communications, Inc., 9.00%, 11/15/18 (a)		480	578,400
Sprint Corp., 7.88%, 9/15/23 (a)		175	188,125
T-Mobile USA, Inc.:
6.46%, 4/28/19		20	21,250
6.63%, 4/28/21		65	68,413
6.73%, 4/28/22		60	62,550
6.84%, 4/28/23		20	20,750

			1,651,794
Total Corporate Bonds — 8.4%			44,996,331

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	23

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Foreign Agency Obligations	Par (000)		Value
Caixa Economica Federal, 2.38%, 11/06/17 (a)	USD	175	$162,531
Nexen Energy ULC, 5.88%, 3/10/35		20	21,359
Petrobras International Finance Co., 3.88%, 1/27/16		740	761,802
Statoil ASA, 2.90%, 11/08/20		365	362,612
Total Foreign Agency Obligations — 0.2%			1,308,304

Foreign Government Obligations
Brazil — 0.0%
Federative Republic of Brazil, 7.13%, 1/20/37		100	114,500
Greece — 0.1%
Hellenic Republic, 2.00%, 2/24/23 (f)		250	231,424
Italy — 0.1%
Buoni Poliennali Del Tesoro, 2.55%, 10/22/16	EUR	335	470,943
Mexico — 0.1%
United Mexican States, 4.00%, 10/02/23	USD	745	737,550
Spain — 0.1%
Kingdom of Spain, 4.40%, 10/31/23	EUR	370	518,224
Total Foreign Government Obligations — 0.4%			2,072,641

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.7%
Countrywide Alternative Loan Trust:
Series 2006-OA21, Class A1, 0.36%, 3/20/47 (b)	USD	1,891	1,380,397
Series 2007-22, Class 2A16, 6.50%, 9/25/37		1,305	1,007,070
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA5, Class 2A1, 0.38%, 4/25/46 (b)		201	153,452
Credit Suisse Mortgage Capital Certificates:
Series 2011-2R, Class 2A1, 2.63%, 7/27/36 (a)(b)		535	531,181
Series 2011-5R, Class 2A1, 2.56%, 8/27/46 (a)(b)		407	374,904
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 3A1, 2.59%, 8/25/35 (b)		103	91,664
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 0.98%, 11/25/34 (b)		85	81,341
Residential Accredit Loans, Inc. Trust, Series 2006-QO2, Class A1, 0.38%, 2/25/46 (b)		246	118,536

			3,738,545
Commercial Mortgage-Backed Securities — 4.0%
Banc of America Commercial Mortgage Trust:
Series 2006-5, Class AAB, 5.38%, 9/10/47		408	410,481
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (b)		30	31,323
Series 2007-3, Class A1A, 5.65%, 6/10/49 (b)		469	510,234
Series 2007-3, Class A4, 5.65%, 6/10/49 (b)		280	309,409
Series 2007-3, Class AM, 5.65%, 6/10/49 (b)		245	269,697

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
Bear Stearns Commercial Mortgage Securities Trust:
Series 2005-PW10, Class AM, 5.45%, 12/11/40 (b)	USD	70	$74,743
Series 2006-PW14, Class A1A, 5.19%, 12/11/38		425	464,411
Series 2007-PW15, Class A1A, 5.32%, 2/11/44		287	314,735
Series 2007-PW17, Class A1A, 5.65%, 6/11/50 (b)		285	315,490
Series 2007-PW17, Class A3, 5.74%, 6/11/50		369	378,367
Citigroup Commercial Mortgage Trust:
Series 2005-C3, Class AJ, 4.96%, 5/15/43 (b)		430	434,793
Series 2008-C7, Class A4, 6.34%, 12/10/49 (b)		930	1,052,895
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class AMA, 6.12%, 11/15/44 (b)		40	44,559
Commercial Mortgage Pass-Through Certificates:
Series 2006-C8, Class AM, 5.35%, 12/10/46		275	300,403
Series 2006-CD3, Class AM, 5.65%, 10/15/48		250	273,551
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		130	140,205
Series 2012-LTRT, Class A2, 3.40%, 10/05/30 (a)		285	263,799
Series 2013-CR11, Class AM, 4.72%, 9/10/23		75	77,773
Series 2013-FL3, Class A, 1.68%, 10/13/16 (a)(b)		355	356,209
Series 2013-GAM, Class A2, 3.37%, 2/10/28 (a)		280	266,179
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		50	51,520
Credit Suisse Mortgage Capital Certificates, Series 2007-TF2A, Class A3, 0.44%, 4/15/22 (a)(b)		360	345,842
Deutsche Bank Re-REMIC Trust:
Series 2011-C32, Class A3A, 5.92%, 6/17/49 (a)(b)		205	223,440
Series 2012-EZ1, Class A, 0.95%, 9/25/45 (a)		457	457,087
Series 2013-EZ3, Class A, 1.64%, 12/18/49 (a)(b)		213	213,702
Extended Stay America Trust, Series 2013-ESH7, Class A27, 2.96%, 12/05/31 (a)		225	218,339
GMAC Commercial Mortgage Securities, Inc., Series 2004-C3, Class AAB, 4.70%, 12/10/41		884	892,142
Greenwich Capital Commercial Funding Corp.:
Series 2007-GG11, Class A4, 5.74%, 12/10/49		120	134,012
Series 2007-GG11, Class AM, 5.87%, 12/10/49 (b)		160	175,316
GS Mortgage Securities Corp. II, Series 2013-KING, Class E, 3.44%, 12/10/27 (a)(b)		460	400,271
GS Mortgage Securities Corp. Trust, Series 2012-ALOH, Class A, 3.55%, 4/10/34 (a)		315	309,712
GS Mortgage Securities Trust:
Series 2006-GG8, Class AJ, 5.62%, 11/10/39		175	171,393
Series 2006-GG8, Class AM, 5.59%, 11/10/39		90	98,647

See Notes to Financial Statements.

24	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
Hilton USA Trust:
Series 2013-HLT, Class DFX, 4.41%, 11/05/30 (a)	USD	130	$130,106
Series 2013-HLT, Class EFX, 5.22%, 11/05/30 (a)		375	377,125
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-CB8, Class A1A, 4.16%, 1/12/39 (a)		175	175,613
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB14, Class AM, 5.45%, 12/12/44 (b)		260	279,176
Series 2006-LDP9, Class AM, 5.37%, 5/15/47		65	68,672
Series 2007-CB18, Class A1A, 5.43%, 6/12/47 (b)		585	641,367
Series 2007-CB18, Class A3, 5.45%, 6/12/47		75	76,347
Series 2007-LD12, Class A1A, 5.85%, 2/15/51 (b)		538	603,483
Series 2007-LDPX, Class A1A, 5.44%, 1/15/49		412	453,767
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (b)		399	427,087
Series 2013-C10, Class C, 4.16%, 12/15/47 (b)		100	94,365
LB Commercial Mortgage Trust, Series 2007-C3, Class AM, 5.88%, 7/15/44 (b)		120	133,211
LB-UBS Commercial Mortgage Trust:
Series 2004-C7, Class A1A 4.48%, 10/15/29		583	596,617
Series 2005-C2, Class AJ, 5.21%, 4/15/30 (b)		180	186,354
Series 2007-C7, Class A3, 5.87%, 9/15/45 (b)		500	555,045
Series 2007-C7, Class AM, 6.16%, 9/15/45		125	142,874
Merrill Lynch Mortgage Trust:
Series 2005-CKI1, Class AJ, 5.28%, 11/12/37 (b)		240	252,409
Series 2007-C1, Class A1A, 5.86%, 6/12/50		163	174,802
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.70%, 9/12/49		680	755,549
Morgan Stanley Capital I Trust:
Series 2007-HQ12, Class A2FX, 5.58%, 4/12/49 (b)		246	248,973
Series 2007-HQ12, Class AM, 5.60%, 4/12/49 (b)		390	425,566
Series 2007-IQ13, Class A1A, 5.31%, 3/15/44		575	629,827
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		150	163,049
Series 2007-IQ14, Class A1A, 5.67%, 4/15/49 (b)		216	235,462
Series 2007-IQ15, Class AM, 5.91%, 6/11/49		80	86,062
Morgan Stanley Capital I, Inc.,
Series 1998-WF2, Class G, 6.34%, 7/15/30 (a)(b)		51	51,918
Morgan Stanley Re-REMIC Trust:
Series 2009-IO, Class B, 0.00%, 7/17/56 (a)(g)		264	259,452
Series 2011-IO, Class A, 2.50%, 3/23/51 (a)		38	38,708
Series 2012-IO, Class AXB1, 1.00%, 3/27/51 (a)		146	146,421

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
Series 2012-IO, Class AXB2, 1.00%, 3/27/51 (a)	USD	160	$156,800
Series 2012-XA, Class A, 2.00%, 7/27/49 (a)		269	271,522
Motel 6 Trust, Series 2012-MTL6, Class B, 2.74%, 10/05/25 (a)		430	426,488
Queens Center Mortgage Trust, Series 2013-QCA, Class D, 3.47%, 1/11/37 (a)(b)		580	492,267
RBSCF Trust, Series 2010-RR3, Class WBTA, 6.12%, 2/16/51 (a)(b)		910	994,173
S2 Hospitality LLC, Series 2012-LV1, Class A, 4.50%, 4/15/25 (a)		2	1,766
STRIPs Ltd., Series 2012-1A, Class A, 1.50%, 12/25/44 (a)		407	402,572
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AJ, 5.92%, 2/15/51 (b)		210	210,339
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (a)		242	240,632

			21,586,645
Interest Only Commercial Mortgage-Backed Securities — 0.5%
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.60%, 11/05/36 (a)(b)		4,250	237,945
Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class XA, 1.31%, 9/10/46 (b)		1,616	119,998
Commercial Mortgage Pass-Through Certificates:
Series 2012-CR1, Class XA, 2.23%, 5/15/45 (b)		1,712	204,817
Series 2013-LC6, Class XA, 1.80%, 1/10/46 (b)		3,527	338,311
GS Mortgage Securities Corp. II:
Series 2013-GC10, Class XA, 1.77%, 2/10/46 (b)		3,337	356,490
Series 2013-KYO, Class XB1, 3.25%, 11/08/29 (a)(b)		2,790	128,489
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2012-CBX, Class XA, 2.01%, 6/15/45 (b)		1,269	124,745
Series 2013-LC11, Class XA, 1.59%, 4/15/46 (b)		1,395	133,138
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class XA, 1.75%, 2/15/46 (b)		1,228	120,561
Morgan Stanley Capital I Trust, Series 2012-C4, Class XA, 2.67%, 3/15/45 (a)(b)		2,384	294,436
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Class XA, 1.83%, 12/15/45 (a)(b)		2,118	227,358
Series 2013-C15, Class XA, 0.72%, 8/15/46 (b)		2,262	95,506

			2,381,794
Total Non-Agency Mortgage-Backed Securities — 5.2%			27,706,984

Other Interests (c)(h)		Beneficial Interest (000)
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII		130	—
Lehman Brothers Holdings, Inc.		490	—
Total Other Interests — 0.0%			—

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	25

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Preferred Securities
Capital Trusts	Par (000)		Value
Capital Markets — 0.0%
State Street Capital Trust IV, 1.25%, 6/01/77 (b)	USD	40	$30,220
Insurance — 0.2%
American International Group, Inc., 8.18%, 5/15/68 (b)		145	175,450
MetLife Capital Trust IV, 7.88%, 12/15/67 (a)		100	114,750
Prudential Financial, Inc., 5.88%, 9/15/42 (b)		41	41,666
XL Group PLC, 6.50% (b)(i)		415	408,256

			740,122
Media — 0.0%
NBCUniversal Enterprise, Inc., 5.25% (a)(i)		200	198,000
Total Capital Trusts — 0.2%			968,342

Preferred Stocks		Shares
Thrifts & Mortgage Finance — 0.0%
Fannie Mae, 8.25% (b)		10,000	87,500
Freddie Mac, 0.05% (b)		10,000	89,700
Total Preferred Stocks — 0.0%			177,200
Trust Preferreds
Diversified Financial Services — 0.1%
Citigroup Capital XIII, 7.88%, 10/30/40 (b)		16,773	457,064
Total Preferred Securities — 0.3%			1,602,606

Taxable Municipal Bonds	Par (000)
New York City Municipal Water Finance Authority RB:
5.38%, 6/15/43	USD	215	225,993
5.50%, 6/15/43		255	270,078
Total Taxable Municipal Bonds — 0.1%			496,071

U.S. Government Sponsored Agency Securities
Agency Obligations — 0.2%
FREMF Mortgage Trust:
Series 2012-K23, Class B, 3.66%, 10/25/45 (b)		180	165,196
Series 2012-K706, Class C, 4.02%, 11/25/44 (b)		42	40,903
Series 2012-K711, Class B, 3.68%, 8/25/45 (b)		225	218,843
Series 2013-K31, Class B, 3.74%, 7/25/46		293	263,654
Series 2013-K712, Class B, 3.37%, 12/25/19 (b)		510	486,848
Series 2013-K713, Class B, 3.17%, 4/25/20 (b)		35	32,727

			1,208,171

U.S. Government Sponsored Agency Securities	Par (000)		Value
Commercial Mortgage-Backed Securities — 0.1%
Freddie Mac:
Series K027, Class A2, 2.64%, 1/25/23	USD	410	$385,044
Series K031, Class A2, 3.30%, 4/25/23(b)		435	428,346

			813,390
Interest Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae, Series 2013-52, Class EI, 4.00%, 3/25/43		179	23,644
Interest Only Commercial Mortgage-Backed Securities — 0.1%
Freddie Mac:
Series K019, Class X1, 1.74%, 3/25/22(b)		622	67,452
Series K021, Class X1, 1.51%, 6/25/22(b)		885	86,871
Series K707, Class X1, 1.56%, 1/25/47(b)		1,334	87,912
Series K710, Class X1, 1.78%, 5/25/19(b)		1,033	83,163
Ginnie Mae, Series 2012-120, Class IO, 1.02%, 2/16/53(b)		1,390	102,117

			427,515
Mortgage-Backed Securities — 16.9%
Fannie Mae Mortgage-Backed Securities:
2.50%, 9/01/27		2,664	2,639,671
3.00%, 1/01/29-1/01/44(b)(j)		6,488	6,283,745
3.13%, 3/01/41(b)		123	128,778
3.22%, 12/01/40(b)		190	198,717
3.36%, 6/01/41(b)		241	252,050
3.50%, 7/01/28-1/01/44(b)(j)		8,569	8,588,859
4.00%, 2/01/25-1/01/44(j)		11,978	12,378,378
4.50%, 2/01/25-1/01/44(j)		5,909	6,276,685
4.76%, 8/01/38(b)		179	189,226
5.00%, 4/01/33-1/01/44(j)		4,419	4,805,978
5.50%, 2/01/35-4/01/41		1,716	1,890,072
6.00%, 12/01/27-1/01/44(j)		3,053	3,391,305
6.50%, 5/01/40		880	977,389
Freddie Mac Mortgage-Backed Securities:
2.50%, 1/01/29(j)		1,000	990,742
3.00%, 1/01/29-4/01/43(j)		2,587	2,490,560
3.03%, 2/01/41(b)		171	181,019
3.50%, 4/01/42-1/01/44(j)		7,752	7,693,598
4.00%, 1/01/44(j)		5,400	5,539,922
4.50%, 9/01/43-1/01/44(j)		4,595	4,857,720
5.00%, 1/01/44(j)		1,600	1,725,500
5.50%, 3/01/43-1/01/44(j)		682	743,267
6.00%, 1/01/34		360	402,850
Ginnie Mae Mortgage-Backed Securities:
3.00%, 1/15/44(j)		1,900	1,835,727
3.50%, 12/15/42-1/15/44(j)		3,591	3,624,204
4.00%, 12/15/41-11/20/43		4,278	4,458,691
4.50%, 5/20/41-1/15/44(j)		4,867	5,218,226
5.00%, 12/15/38-1/15/44(j)		1,943	2,108,412
5.50%, 1/15/44(j)		700	768,797
7.50%, 3/15/32		6	7,523

			90,647,611
Total U.S. Government Sponsored Agency Securities — 17.3%			93,120,331

See Notes to Financial Statements.

26	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

U.S. Treasury Obligations	Par (000)		Value
U.S. Treasury Bonds:
2.75%, 8/15/42	USD	535	$423,904
3.75%, 11/15/43 (e)		15,360	14,846,392
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42		780	627,324
U.S. Treasury Inflation Indexed Notes:
0.13%, 1/15/23		395	372,683
0.38%, 7/15/23		2,449	2,361,643
U.S. Treasury Notes:
0.25%, 11/30/15 (e)		1,575	1,571,863
0.63%, 12/15/16 (e)		8,375	8,340,981
1.25%, 11/30/18		140	137,297
1.50%, 12/31/18		1,160	1,146,950
1.00%, 11/30/19 (e)		5,021	4,717,777
2.00%, 11/30/20 (e)		2,145	2,088,024
1.63%, 11/15/22 (e)		1,060	956,815
2.75%, 11/15/23		5,610	5,488,156
Total U.S. Treasury Obligations — 8.0%			43,079,809
Total Long-Term Investments (Cost — $516,897,111) — 112.9%			606,869,099

Short-Term Securities
Borrowed Bond Agreements — 0.5%
Credit Suisse Securities (USA) LLC, 0.01%, Open (Purchased on 9/17/13 to be repurchased at $628,536, collateralized by U.S. Treasury Bonds, 2.75% due at 11/15/42, par and fair value of USD 550,000 and $434,844, respectively)		446	445,500
Credit Suisse Securities (USA) LLC, 0.02%, Open (Purchased on 9/17/13 to be repurchased at $1,728,974, collateralized by U.S. Treasury Notes, 2.00% due at 2/15/23, par and fair value of USD 1,872,000 and $1,736,572, respectively)		1,746	1,745,640
Merrill Lynch, Pierce, Fenner & Smith, Inc., (0.11)%, Open (Purchased on 12/18/13 to be repurchased at $1,227,867, collateralized by U.S. Treasury Notes, 1.25% due at 11/30/18, par and fair value of USD 207,000 and $202,569, respectively)		204	204,154

			2,395,294

Money Market Funds		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (k)(l)		753,256	753,256

		Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (k)(l)(m)		1,724	1,724,450
Total Short-Term Securities (Cost — $4,873,000) — 0.9%			4,873,000

Options Purchased			Value
(Cost — $81,601) — 0.0%			$115,160
Total Investments Before Options Written, Borrowed Bonds and TBA Sale Commitments (Cost — $521,851,712) — 113.8%			611,857,259

Borrowed Bonds	Par (000)
U.S. Treasury Obligations — (0.5)%
U.S. Treasury Bonds, 2.75%, 11/15/42	USD	550	(434,844)
U.S. Treasury Notes:
1.25%, 11/30/18		207	(202,569)
2.00%, 2/15/23		1,872	(1,736,572)
Total Borrowed Bonds (Proceeds — $2,611,388) — (0.5)%			(2,373,985)

Options Written
(Premiums Received — $ 19,214) — (0.0)%			(29,997)

TBA Sale Commitments (j)
Fannie Mae Mortgage-Backed Securities:
2.50%, 1/01/29		500	(494,844)
3.50%, 1/01/44		7,175	(7,118,967)
4.00%, 1/01/29-1/01/44		6,600	(6,833,180)
4.50%, 1/01/44		800	(846,672)
5.00%, 1/01/44		3,200	(3,470,250)
5.50%, 1/01/44		500	(549,980)
6.00%, 1/01/44		1,300	(1,441,883)
Freddie Mac Mortgage-Backed Securities:
3.00%, 1/01/44		800	(757,750)
3.50%, 1/01/44		1,400	(1,389,063)
4.00%, 1/01/44		3,600	(3,697,031)
4.50%, 1/01/44		2,800	(2,962,641)
5.50%, 1/01/44		100	(109,219)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 1/15/44		500	(503,926)
4.00%, 1/15/44		2,500	(2,598,879)
4.50%, 1/15/44		2,100	(2,245,195)
Total TBA Sale Commitments (Proceeds — $35,082,318) — (6.5)%			(35,019,480)
Total Investments Net of Options Written, Borrowed Bonds and TBA Sale Commitments — 106.8%			574,433,797
Liabilities in Excess of Other Assets — (6.8)%			(36,793,052)

Net Assets — 100.0%			$537,640,745

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	27

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Non-income producing security.

(d)	Security, or a portion of security, is on loan.

(e)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(g)	Zero-coupon bond.

(h)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(i)	Security is perpetual in nature and has no stated maturity date.

(j)	Represents or includes a TBA transaction. Unsettled TBA transactions as of December 31, 2013 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Citigroup Global Markets, Inc.	$(1,871,508)	$844
Credit Suisse Securities (USA) LLC	$(702,574)	$9,461
Deutsche Bank Securities, Inc.	$(1,418,215)	$(3,234)
Goldman Sachs & Co.	$7,362,797	$(71,368)
J.P. Morgan Securities LLC	$3,359,806	$9,729
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$2,405,910	$(16,621)
Morgan Stanley & Co. LLC	$3,015,298	$13,460
Nomura Securities International, Inc.	—	$3,758
RBS Securities, Inc.	—	$5,457
Wells Fargo Securities, LLC	—	$(102)

(k)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2012	Net Activity	Shares/Beneficial Interest Held at December 31, 2013	Value at December 31, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,709,255	(1,955,999)	$753,256	753,256	$2,675
BlackRock Liquidity Series LLC, Money Market Series	—	1,724,450	1,724,450	1,724,450	$130

(l)	Represents the current yield as of report date.

(m)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of December 31, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
BNP Paribas Securities Corp.	0.10%	5/14/13	Open	$1,048,075	$1,048,210
Credit Suisse Securities (USA) LLC	0.02%	9/17/13	Open	4,726,016	4,726,568
Deutsche Bank Securities, Inc.	(0.63)%	10/03/13	Open	330,000	330,000
BNP Paribas Securities Corp.	0.05%	12/05/13	Open	9,737,500	9,737,573
BNP Paribas Securities Corp.	0.04%	12/12/13	Open	4,881,250	4,881,277
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.03%	12/12/13	Open	2,112,825	2,112,813
BNP Paribas Securities Corp.	(0.38)%	12/31/13	1/02/14	1,573,031	1,573,031
Deutsche Bank Securities, Inc.	(0.46)%	12/31/13	1/02/14	8,343,594	8,343,594
Total				$32,752,291	$32,753,066

See Notes to Financial Statements.

28	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

•	Financial futures contracts outstanding as of December 31, 2013 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
58	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	March 2014	USD	7,442,125	$(113,370)
38	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	March 2014	USD	8,352,875	(9,763)
2	Euro Dollar Futures	Chicago Mercantile	December 2014	USD	497,850	1,596
24	Euro Dollar Futures	Chicago Mercantile	March 2015	USD	5,968,200	20,749
26	Euro Dollar Futures	Chicago Mercantile	June 2015	USD	6,456,125	8,403
(1)	Euro-Bund	Eurex	March 2014	USD	191,457	2,778
(53)	U.S. Ultra Treasury Bonds	Chicago Board of Trade	March 2014	USD	7,221,250	147,802
(64)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	March 2014	USD	7,636,000	36,778
(121)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	March 2014	USD	14,888,672	256,349
(11)	Euro Dollar Futures	Chicago Mercantile	December 2015	USD	2,719,063	4,797
Total						$356,119

•	Foreign currency exchange contracts outstanding as of December 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	701,000	USD	964,036	BNP Paribas S.A.	1/22/14	$319
USD	1,854,064	EUR	1,373,000	Barclays Bank PLC	1/22/14	(34,751)
Total						$(34,432)

•	Exchange traded options purchased as of December 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar 2-Year Mid-Curve	Put	USD	98.75	3/14/14	90	$60,750

•	OTC interest rate swaptions purchased as of December 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Barclays Bank PLC	Call	4.50%	Receive	6-month Australian BBR	2/26/14	AUD	2,775	$15,783
10-Year Interest Rate Swap	Barclays Bank PLC	Put	1.10%	Pay	6-month JPY LIBOR	6/05/14	JPY	193,000	15,075
10-Year Interest Rate Swap	Barclays Bank PLC Bank of America	Put	1.10%	Pay	6-month JPY LIBOR 6-month JPY	6/06/14	JPY	100,000	7,851
10-Year Interest Rate Swap	N.A.	Put	1.10%	Pay	LIBOR	6/09/14	JPY	197,000	15,701
Total									$54,410

•	Exchange traded options written as of December 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar 2-Year Mid-Curve	Put	USD	98.25	3/14/14	90	$(14,625)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	29

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

•	OTC interest rate swaptions written as of December 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Barclays Bank PLC	Put	1.40%	Receive	6-month JPY LIBOR	6/05/14	JPY	193,000	$(5,971)
10-Year Interest Rate Swap	Barclays Bank PLC	Put	1.40%	Receive	6-month JPY LIBOR	6/06/14	JPY	100,000	(3,093)
10-Year Interest Rate Swap	Bank of America N.A.	Put	1.40%	Receive	6-month JPY LIBOR	6/09/14	JPY	197,000	(6,308)
Total									$(15,372)

•	Centrally cleared credit default swaps — buy protection outstanding as of December 31, 2013 were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized (Depreciation)
CDX.NA.HY Series 21 Version 1	5.00%	Chicago Mercantile	12/20/18	USD	1,945	$(41,066)

•	Centrally cleared interest rate swaps outstanding as of December 31, 2013 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation
0.65%[1]	3-month LIBOR	Chicago Mercantile	11/26/16	USD	695	$3,450
2.82%[1]	3-month LIBOR	Chicago Mercantile	11/18/23	USD	315	5,637
0.82%[1]	6-month JPY LIBOR	Chicago Mercantile	11/25/23	JPY	93,865	8,211
0.79%[1]	6-month JPY LIBOR	Chicago Mercantile	11/28/23	JPY	102,400	11,568
Total						$28,866

[1]	Fund pays the fixed rate and receives the floating rate.

•	OTC credit default swaps — buy protection outstanding as of December 31, 2013 were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized (Depreciation)
Radian Group, Inc.	5.00%	Citibank N.A.	6/20/15	USD	720	$(43,474)	$12,274	$(55,748)
CMBX.NA Series 6 AAA	0.50%	Credit Suisse International	5/11/63	USD	100	2,522	3,343	(821)
CMBX.NA Series 6 AAA	0.50%	Morgan Stanley Capital Services LLC	5/11/63	USD	195	4,919	7,279	(2,360)
Total						$(36,033)	$22,896	$(58,929)

•	OTC credit default swaps — sold protection outstanding as of December 31, 2013 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation
CDX.EM Series 20 Version 1	5.00%	Bank of America N.A.	12/20/18	BB+	USD	166	$17,115	$16,857	$258
CDX.EM Series 20 Version 1	5.00%	Barclays Bank PLC	12/20/18	BB+	USD	318	32,787	31,661	1,126
CDX.EM Series 20 Version 1	5.00%	Barclays Bank PLC	12/20/18	BB+	USD	291	30,003	28,973	1,030
CDX.EM Series 20 Version 1	5.00%	Barclays Bank PLC	12/20/18	BB+	USD	165	17,012	16,984	28
Goldman Sachs Group, Inc.	1.00%	Deutsche Bank AG	12/20/18	A-	USD	670	3,774	(5,717)	9,491
CMBX.NA Series 2 AM	0.50%	Deutsche Bank AG	3/15/49	A-	USD	270	(6,640)	(37,944)	31,304
CMBX.NA Series 3 AM	0.50%	Credit Suisse International	12/13/49	BBB-	USD	670	(39,616)	(65,437)	25,821
CMBX.NA Series 3 AM	0.50%	Royal Bank of Scotland PLC	12/13/49	BBB-	USD	1,320	(78,047)	(130,549)	52,502
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB-	USD	120	(8,214)	(17,674)	9,460
Total							$(31,826)	$(162,846)	$131,020

[1]	Using S&P rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

30	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

•	OTC interest rate swaps outstanding as of December 31, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
0.56%[1]	3-month LIBOR	Deutsche Bank AG	7/02/14	USD	16,000	$(57,445)	—	$(57,445)
11.43%[2]	1-day Overnight Brazil Interbank Deposit Rate	Barclays Bank PLC	1/04/16	BRL	2,314	(1,237)	$(196)	(1,041)
11.41%[2]	1-day Overnight Brazil Interbank Deposit Rate	Credit Suisse International	1/04/16	BRL	676	(748)	—	(748)
2.57%[2]	3-month LIBOR	Deutsche Bank AG	10/27/20	USD	300	4,202	—	4,202
3.27%[1]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	550	(28,787)	—	(28,787)
2.16%[1]	3-month LIBOR	Bank of America N.A.	5/28/23	USD	200	13,567	—	13,567
2.31%[1]	3-month LIBOR	Deutsche Bank AG	5/31/23	USD	200	10,973	—	10,973
6.36%[2]	28-day Mexican Interbank Rate	Deutsche Bank AG	10/18/23	MXN	2,465	(6,060)	—	(6,060)
6.83%[2]	28-day Mexican Interbank Rate	JPMorgan Chase Bank N.A.	11/03/23	MXN	4,770	1,358	(124)	1,482
Total						$(64,177)	$(320)	$(63,857)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$30,726,831	$7,452,880	$38,179,711
Common Stocks	$354,306,311	—	—	354,306,311
Corporate Bonds	—	44,688,656	307,675	44,996,331
Foreign Agency Obligations	—	1,308,304	—	1,308,304
Foreign Government Obligations	—	2,072,641	—	2,072,641
Non-Agency Mortgage-Backed Securities	—	26,624,066	1,082,918	27,706,984
Other Interests	—	—	—	—
Preferred Securities	634,264	968,342	—	1,602,606
Taxable Municipal Bonds	—	496,071	—	496,071
U.S. Government Sponsored Agency Securities	—	93,120,331	—	93,120,331
U.S. Treasury Obligations	—	43,079,809	—	43,079,809
Short-Term Securities:
Borrowed Bond Agreements	—	2,395,294	—	2,395,294
Money Market Funds	753,256	1,724,450	—	2,477,706
Options Purchased:
Interest Rate Contracts	60,750	54,410	—	115,160

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	31

Schedule of Investments (concluded)	BlackRock Balanced Capital Portfolio

	Level 1	Level 2	Level 3	Total
Liabilities:
Investments:
Borrowed Bonds	—	(2,373,985)	—	(2,373,985)
TBA Sale Commitments	—	(35,019,480)	—	(35,019,480)
Total	$355,754,581	$209,865,740	$8,843,473	$574,463,794

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$131,020	—	$131,020
Foreign currency exchange contracts	—	319	—	319
Interest rate contracts	$479,252	59,090	—	538,342
Liabilities:
Credit contracts	—	(99,995)	—	(99,995)
Foreign currency exchange contracts	—	(34,751)	—	(34,751)
Interest rate contracts	(137,758)	(109,453)	—	(247,211)
Total	$341,494	$(53,770)	—	$287,724

[1]    Derivative financial instruments are swaps, foreign currency exchange contracts and financial futures contracts. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount or face value, including accrued interest, for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of December 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$7,475,845	—	—	$7,475,845
Foreign currency at value	21,102	—	—	21,102
Cash pledged for financial futures contracts	77,000	—	—	77,000
Cash pledged for centrally cleared swaps	130,000	—	—	130,000
Liabilities:
Reverse repurchase agreements	—	$(32,753,066)	—	(32,753,066)
Total	$7,703,947	$(32,753,066)	—	$(25,049,119)

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2013.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Corporate Bonds	Non-Agency Mortgage-Backed Securities	US Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of December 31, 2012	$6,264,977	$1,102,750	$2,753,218	$351,180	$10,472,125
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	(1,499,758)	—	(1,697,765)	(351,180)	(3,548,703)
Accrued discounts/premiums	1,463	53	775	—	2,291
Net realized gain (loss)	17,688	(167)	5,721	—	23,242
Net change in unrealized appreciation/depreciation[1]	(21,756)	(6,959)	(71,617)	—	(100,332)
Purchases	5,437,944	311,998	435,026	—	6,184,968
Sales	(2,747,678)	(1,100,000)	(342,440)	—	(4,190,118)
Closing Balance, as of December 31, 2013	$7,452,880	$307,675	$1,082,918	—	$8,843,473

[1]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of December 31, 2013 was $(54,978).

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

32	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Schedule of Investments December 31, 2013	BlackRock Capital Appreciation Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 5.2%
Precision Castparts Corp.	19,111	$5,146,592
United Technologies Corp.	27,120	3,086,256

		8,232,848
Auto Components — 0.9%
Delphi Automotive PLC	23,730	1,426,885
Biotechnology — 5.8%
Gilead Sciences, Inc. (a)	44,817	3,367,998
Regeneron Pharmaceuticals, Inc. (a)	9,080	2,499,179
United Therapeutics Corp. (a)	29,849	3,375,325

		9,242,502
Chemicals — 1.9%
Eastman Chemical Co.	6,905	557,234
Monsanto Co.	20,331	2,369,578

		2,926,812
Consumer Finance — 0.9%
Discover Financial Services	24,671	1,380,342
Diversified Financial Services — 2.3%
IntercontinentalExchange Group, Inc.	7,487	1,683,976
Moody’s Corp.	24,953	1,958,062

		3,642,038
Diversified Telecommunication Services — 1.2%
Vivendi SA	73,546	1,939,960
Electrical Equipment — 4.3%
Eaton Corp. PLC	54,532	4,150,976
Roper Industries, Inc.	9,591	1,330,080
SolarCity Corp. (a)	23,048	1,309,587

		6,790,643
Energy Equipment & Services — 1.1%
FMC Technologies, Inc. (a)	31,836	1,662,158
Food Products — 0.9%
Mondelez International, Inc., Class A	39,133	1,381,395
Health Care Equipment & Supplies — 1.7%
Intuitive Surgical, Inc. (a)	7,123	2,735,802
Hotels, Restaurants & Leisure — 4.1%
Melco Crown Entertainment Ltd. — ADR (a)	34,284	1,344,619
Starbucks Corp.	35,188	2,758,387
Wynn Resorts Ltd.	12,358	2,400,047

		6,503,053
Internet & Catalog Retail — 7.5%
Amazon.com, Inc. (a)	14,760	5,886,140
Expedia, Inc.	33,436	2,329,152
priceline.com, Inc. (a)	3,081	3,581,354

		11,796,646
Internet Software & Services — 17.8%
AOL, Inc. (a)	21,000	979,020
eBay, Inc. (a)	35,909	1,971,045
Facebook, Inc., Class A (a)	19,746	1,079,316
Google, Inc., Class A (a)	6,860	7,688,071
LinkedIn Corp., Class A (a)	15,393	3,337,664
SINA Corp. (a)	31,903	2,687,828
Yahoo!, Inc. (a)	106,645	4,312,724
Yandex NV (a)	43,814	1,890,574
Yelp, Inc. (a)	41,377	2,852,944
Youku Tudou, Inc. — ADR (a)	42,029	1,273,479

		28,072,665

Common Stocks	Shares	Value
IT Services — 6.6%
Alliance Data Systems Corp. (a)(b)	8,812	$2,316,939
MasterCard, Inc., Class A	2,322	1,939,938
Visa, Inc., Class A	27,703	6,168,904

		10,425,781
Media — 11.9%
Comcast Corp., Class A	92,019	4,781,767
Liberty Global PLC, Class A (a)	45,253	4,027,064
Sirius XM Holdings, Inc. (a)	751,842	2,623,929
Time Warner, Inc.	53,839	3,753,655
The Walt Disney Co.	48,079	3,673,236

		18,859,651
Oil, Gas & Consumable Fuels — 2.3%
Cabot Oil & Gas Corp.	31,276	1,212,258
Concho Resources, Inc. (a)	9,994	1,079,352
Laredo Petroleum Holdings, Inc. (a)	51,089	1,414,654

		3,706,264
Personal Products — 1.2%
The Estee Lauder Cos., Inc., Class A	26,226	1,975,342
Pharmaceuticals — 5.3%
AbbVie, Inc.	62,627	3,307,332
Allergan, Inc.	14,423	1,602,107
Valeant Pharmaceuticals International, Inc. (a)	29,930	3,513,782

		8,423,221
Professional Services — 1.1%
Verisk Analytics, Inc., Class A (a)	25,500	1,675,860
Road & Rail — 2.9%
Canadian Pacific Railway Ltd.	7,594	1,149,124
Union Pacific Corp.	20,282	3,407,376

		4,556,500
Software — 5.0%
Autodesk, Inc. (a)	78,026	3,927,049
Splunk, Inc. (a)	32,736	2,247,981
VMware, Inc., Class A (a)	18,951	1,700,094

		7,875,124
Specialty Retail — 1.3%
CarMax, Inc. (a)	24,571	1,155,328
Lumber Liquidators Holdings, Inc. (a)	8,026	825,795

		1,981,123
Textiles, Apparel & Luxury Goods — 3.1%
Michael Kors Holdings Ltd. (a)	19,216	1,560,147
NIKE, Inc., Class B	42,523	3,344,009

		4,904,156
Trading Companies & Distributors — 0.1%
United Rentals, Inc. (a)(b)	2,244	174,920
Wireless Telecommunication Services — 3.7%
SoftBank Corp.	66,900	5,870,526
Total Long-Term Investments (Cost — $121,806,609) — 100.1%		158,162,217

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	33

Schedule of Investments (continued)	BlackRock Capital Appreciation Portfolio
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (c)(d)	86,122	$86,122

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (c)(d)(e)	$2,995	2,994,825
Total Short-Term Securities (Cost — $3,080,947) — 1.9%		3,080,947
Total Investments (Cost — $124,887,556) — 102.0%		161,243,164
Liabilities in Excess of Other Assets — (2.0)%		(3,192,008)

Net Assets — 100.0%		$158,051,156

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2012	Net Activity	Shares/Beneficial Interest Held at December 31, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	314,198	(228,076)	86,122	$378
BlackRock Liquidity Series, LLC, Money Market Series	$5,672,246	$(2,677,421)	$2,994,825	$25,625

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Foreign currency exchange contracts outstanding as of December 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	1,723,547	JPY	177,958,772	Citibank N.A.	2/28/14	$33,206
USD	2,162,932	JPY	221,799,643	Credit Suisse International	2/28/14	56,169
USD	454,324	JPY	47,262,648	JPMorgan Chase Bank N.A.	2/28/14	5,400
Total						$94,775

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

34	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Schedule of Investments (concluded)	BlackRock Capital Appreciation Portfolio

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$150,351,731	$7,810,486	—	$158,162,217
Short-Term Securities	86,122	2,994,825	—	3,080,947
Total	$150,437,853	$10,805,311	—	$161,243,164

[1] See above Schedule of Investments for values in each industry.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Foreign currency exchange contracts	—	$94,775	—	$94,775
[2] Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of December 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$161,147	—	—	$161,147
Foreign currency at value	1	—	—	1
Liabilities:
Collateral on securities loaned at value	—	$(2,994,825)	—	(2,994,825)
Total	$161,148	$(2,994,825)	—	$(2,833,677)

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	35

Consolidated Schedule of Investments December 31, 2013	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 0.6%
Asciano Ltd.	42,482	$219,013
BHP Billiton Ltd.	2,237	76,266
Commonwealth Bank of Australia	3,904	272,018
Fortescue Metals Group Ltd.	88,304	461,283
Mesoblast Ltd. (a)	23,477	122,853
National Australia Bank Ltd.	9,203	287,243
QBE Insurance Group Ltd.	14,417	148,721
Westpac Banking Corp.	4,223	122,419

		1,709,816
Austria — 0.0%
Andritz AG	1,609	100,835
Belgium — 0.2%
Anheuser-Busch InBev NV	4,515	480,110
RHJ International (a)	24,918	132,786
RHJ International — ADR (a)	5,827	29,628

		642,524
Brazil — 0.8%
Banco Santander Brasil SA — ADR	20,968	127,905
BR Malls Participacoes SA	19,209	138,821
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares	5,366	238,613
Cielo SA	10,196	283,720
Cosan Ltd., Class A	16,472	225,996
Cyrela Brazil Realty SA	20,723	126,486
Hypermarcas SA	21,804	163,120
Itau Unibanco Holding SA, Preference Shares	13,997	185,994
MRV Engenharia e Participacoes SA	35,487	126,801
Petroleo Brasileiro SA — ADR	19,806	272,927
Qualicorp SA (a)	16,101	153,554
SLC Agricola SA	10,492	90,722

		2,134,659
Canada — 1.7%
Agrium, Inc.	4,534	414,770
Athabasca Oil Corp. (a)(b)	33,496	204,334
Bank of Nova Scotia	3,808	238,141
Brookfield Asset Management, Inc., Class A	4,592	178,307
Cameco Corp.	14,427	299,649
Canadian National Railway Co.	5,094	290,460
Canadian Natural Resources Ltd.	9,875	334,170
Eldorado Gold Corp.	41,530	235,750
First Quantum Minerals Ltd.	17,745	319,736
Goldcorp, Inc.	31,683	686,571
Platinum Group Metals Ltd. (a)	130,422	155,929
Rogers Communications, Inc., Class B	3,077	139,234
Shaw Communications, Inc., Class B	13,782	335,387
Silver Wheaton Corp.	10,132	204,565
Suncor Energy, Inc.	1,113	39,011
Suncor Energy, Inc. — NY Shares	5,958	208,873
Teck Resources Ltd., Class B	11,207	291,494

		4,576,381
Chile — 0.1%
Banco Santander Chile — ADR	7,404	174,512
China — 0.8%
Beijing Enterprises Holdings Ltd.	69,319	688,565
China BlueChemical Ltd., Class H	99,739	62,488
Dongfeng Motor Group Co. Ltd., Class H	39,800	62,505
FU JI Food and Catering Services Holdings Ltd. (a)	22,722	4,820
Haitian International Holdings Ltd.	51,898	126,629
Jiangxi Copper Co. Ltd., Class H	67,000	121,283
Kunlun Energy Co. Ltd.	138,000	243,936
Mindray Medical International Ltd. (b)	5,062	184,054

Common Stocks	Shares	Value
China (concluded)
SINA Corp. (a)	3,834	$323,015
Sinopharm Group Co. Ltd., Class H	55,595	159,945
Yuanda China Holdings Ltd. (b)	582,315	51,206
Zhongsheng Group Holdings Ltd.	96,925	134,085

		2,162,531
Denmark — 0.0%
TDC A/S	17,238	140,484
Finland — 0.0%
Metso OYJ	2,900	124,010
France — 4.0%
Arkema SA	3,112	363,353
AtoS	7,901	715,863
AXA SA	22,254	619,723
BNP Paribas SA	15,132	1,180,411
Cap Gemini SA	631	42,710
Casino Guichard Perrachon SA	2,334	269,312
Cie Generale des Etablissements Michelin	1,390	147,898
Compagnie de Saint-Gobain	13,443	740,538
Danone	2,281	164,556
European Aeronautic Defence & Space Co. NV	14,986	1,150,483
LVMH Moet Hennessy Louis Vuitton SA	1,367	249,744
Renault SA	1,804	145,180
Rexel SA	2,655	69,677
Safran SA	25,306	1,759,494
Sanofi	12,679	1,354,058
Sanofi — ADR	713	38,238
Société Générale SA	7,090	412,289
Technip SA	5,768	555,234
Total SA (a)	6,510	399,582
Total SA — ADR	8,171	500,637
UbiSOFT Entertainment (a)	16,133	228,498

		11,107,478
Germany — 2.5%
Allianz SE, Registered Shares	2,940	528,984
Bayerische Motoren Werke AG	3,493	410,194
Beiersdorf AG	1,775	179,958
Deutsche Bank AG, Registered Shares	12,427	597,013
Deutsche Boerse AG	3,574	296,193
Deutsche Telekom AG, Registered Shares	35,071	604,282
Fresenius SE & Co. KGaA	2,755	423,650
HeidelbergCement AG	1,913	145,265
Lanxess AG	2,176	145,399
Linde AG	1,828	382,759
RTL Group SA	2,732	353,613
Siemens AG, Registered Shares	11,504	1,577,419
Telefonica Deutschland Holding AG (c)	18,862	155,887
Volkswagen AG, Preference Shares	3,629	1,021,273

		6,821,889
Hong Kong — 0.4%
Chaoda Modern Agriculture Holdings Ltd. (a)(b)	715,816	79,456
The Link REIT	57,344	278,122
Sino Biopharmaceutical Ltd.	108,000	85,852
Sun Hung Kai Properties Ltd.	46,000	584,631

		1,028,061
India — 0.1%
Cummins India Ltd.	29,394	227,944
Indonesia — 0.0%
Siloam International Hospitals Tbk PT (a)	146,634	114,464
Ireland — 0.8%
Covidien PLC	8,520	580,212
Eaton Corp. PLC	7,203	548,292

See Notes to Financial Statements.

36	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Ireland (concluded)
Shire PLC	11,717	$552,192
XL Group PLC (d)	17,092	544,209

		2,224,905
Israel — 0.1%
Check Point Software Technologies Ltd. (a)	771	49,745
Mobileye, Inc.	7,040	245,696

		295,441
Italy — 0.8%
EI Towers SpA	950	43,631
Eni SpA	40,153	970,247
Intesa Sanpaolo SpA	167,455	411,891
Mediaset SpA (a)	48,637	230,658
Telecom Italia SpA	226,250	225,608
Telecom Italia SpA	24,611	19,311
UniCredit SpA	53,115	391,812

		2,293,158
Japan — 8.5%
Aisin Seiki Co. Ltd.	8,120	330,127
Ajinomoto Co., Inc.	21,000	304,010
Asahi Kasei Corp.	29,900	234,530
Astellas Pharma, Inc.	4,290	254,341
Benesse Holdings, Inc.	3,800	152,662
Bridgestone Corp.	15,100	572,092
Chubu Electric Power Co., Inc.	7,400	95,666
Daihatsu Motor Co. Ltd.	4,000	67,851
Daikin Industries Ltd.	4,400	274,572
Daito Trust Construction Co. Ltd.	2,600	243,069
Denso Corp.	10,630	561,569
East Japan Railway Co.	8,927	711,105
FANUC Corp.	1,000	183,241
Fuji Heavy Industries Ltd.	49,460	1,421,429
Futaba Industrial Co. Ltd. (a)	8,870	34,086
Hino Motors Ltd.	10,000	157,527
Hitachi Chemical Co. Ltd.	15,000	239,225
Hitachi Ltd.	75,200	570,178
Honda Motor Co. Ltd.	17,140	707,490
Hoya Corp.	15,501	431,112
IHI Corp.	32,000	138,389
Inpex Corp.	40,899	524,578
Japan Airlines Co. Ltd.	8,600	424,249
JGC Corp.	14,580	572,175
JSR Corp.	16,300	315,942
Kao Corp.	3,900	122,779
KDDI Corp.	11,500	708,576
Keyence Corp.	100	42,819
Kubota Corp.	24,880	412,690
Kuraray Co. Ltd.	25,620	305,821
Kyocera Corp.	3,200	159,973
Mitsubishi Corp.	29,290	562,307
Mitsubishi Electric Corp.	25,000	314,361
Mitsubishi Heavy Industries Ltd.	26,000	161,033
Mitsubishi UFJ Financial Group, Inc.	43,700	290,142
Mitsui & Co. Ltd.	82,720	1,153,211
MS&AD Insurance Group Holdings	5,215	140,174
Murata Manufacturing Co. Ltd.	3,740	332,611
Nintendo Co. Ltd.	2,000	267,707
Nippon Telegraph & Telephone Corp.	3,710	199,822
Nitori Holdings Co. Ltd.	3,100	293,499
Nitto Denko Corp.	6,900	291,764
NKSJ Holdings, Inc.	4,800	133,601
Okumura Corp.	29,270	135,388
Omron Corp.	1,400	61,871

Common Stocks	Shares	Value
Japan (concluded)
Otsuka Holdings Co. Ltd.	10,100	$291,627
Rinnai Corp.	2,050	159,712
Rohm Co. Ltd.	5,660	276,078
Ryohin Keikaku Co. Ltd.	2,000	216,325
Shin-Etsu Chemical Co. Ltd.	9,220	539,271
Ship Healthcare Holdings, Inc.	3,400	132,026
SMC Corp.	300	75,716
Sony Financial Holdings, Inc.	14,100	256,841
Sumitomo Corp.	23,900	300,378
Sumitomo Electric Industries Ltd.	17,300	289,188
Sumitomo Mitsui Financial Group, Inc.	16,500	858,056
Suntory Beverage & Food Ltd.	7,000	223,315
Suzuki Motor Corp.	30,661	826,211
Toda Corp.	37,000	128,482
Tokio Marine Holdings, Inc.	29,902	1,000,810
Tokyo Gas Co. Ltd.	124,581	614,023
Toyota Industries Corp.	12,814	579,251
Toyota Motor Corp.	7,500	457,313
Ube Industries Ltd.	65,600	140,504
West Japan Railway Co.	6,000	259,971
Yamada Denki Co. Ltd.	97,700	319,574

		23,556,036
Kazakhstan — 0.1%
KazMunaiGas Exploration Production JSC — GDR	14,928	216,990
Malaysia — 0.3%
Axiata Group Bhd	149,351	314,936
IHH Healthcare Bhd (a)	381,100	449,456
Telekom Malaysia Bhd	86,214	146,135

		910,527
Mexico — 0.3%
America Movil SAB de CV, Series L — ADR	6,524	152,466
Fibra Uno Administracion SA de CV	46,336	148,414
Fomento Economico Mexicano SAB de CV — ADR	1,299	127,133
Grupo Televisa S.A.B.	24,186	145,785
TF Administradora Industrial S de RL de CV	81,181	146,053

		719,851
Netherlands — 1.6%
Akzo Nobel NV	5,807	450,311
CNH Industrial NV (a)	76,161	868,061
CNH Industrial NV (a)	171	1,949
CNH Industrial NV — NYSE (a)	3,789	43,005
ING Groep NV CVA (a)	42,301	590,885
Koninklijke DSM NV	5,306	417,575
Koninklijke KPN NV (a)	56,611	182,916
Royal Dutch Shell PLC	4,165	148,703
Royal Dutch Shell PLC — ADR	13,010	927,223
Unilever NV — NY Shares	1,767	71,086
Unilever NV CVA (a)	17,000	683,493

		4,385,207
Norway — 0.3%
Statoil ASA	30,277	736,231
Portugal — 0.1%
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	21,376	158,917
Russia — 0.1%
Novorossiysk Commercial Sea Port PJSC — GDR	8,933	48,908
Polyus Gold International Ltd.	16,695	55,115

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	37

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Russia (concluded)
Sberbank (a)	89,073	$274,875

		378,898
Singapore — 0.4%
CapitaLand Ltd.	124,700	300,578
Oversea-Chinese Banking Corp. Ltd.	26,400	213,978
Raffles Medical Group Ltd.	38,300	94,092
Singapore Telecommunications Ltd.	125,300	364,387

		973,035
South Africa — 0.1%
Life Healthcare Group Holdings Ltd.	39,846	159,143
South Korea — 1.1%
Cheil Industries, Inc.	1,318	110,699
Hana Financial Group, Inc.	5,556	231,504
Hyundai Motor Co.	1,527	342,761
Hyundai Wia Corp.	302	54,501
KB Financial Group, Inc.	2,157	87,186
KT Corp. — ADR (a)	4,591	68,268
Samsung Electronics Co. Ltd.	1,441	1,877,691
Samsung Electronics Co. Ltd., Preference Shares	42	40,392
Samsung Heavy Industries Co. Ltd.	5,043	182,261

		2,995,263
Spain — 0.2%
Banco Bilbao Vizcaya Argentaria SA	31,049	384,094
Telefonica SA	14,157	231,479
Telefonica SA — ADR	4,511	73,710

		689,283
Sweden — 0.4%
Boliden AB	8,241	126,347
Electrolux AB	2,496	65,227
Getinge AB	2,923	100,194
Lundin Petroleum AB (a)	17,090	332,580
Svenska Handelsbanken AB, Class A	8,733	429,374

		1,053,722
Switzerland — 2.0%
Credit Suisse Group AG	6,595	203,544
Nestle SA, Registered Shares	19,796	1,450,850
Novartis AG, Registered Shares	9,462	758,373
Roche Holding AG	6,213	1,740,425
Swisscom AG, Registered Shares	390	206,113
Syngenta AG, Registered Shares	2,106	839,656
TE Connectivity Ltd.	1,042	57,425
UBS AG, Registered Shares	21,845	418,274

		5,674,660
Taiwan — 0.2%
Cheng Shin Rubber Industry Co. Ltd.	53,341	139,736
Far EasTone Telecommunications Co. Ltd.	57,635	126,617
Taiwan Mobile Co. Ltd.	41,000	132,521
Yulon Motor Co. Ltd.	63,059	114,385

		513,259
Thailand — 0.1%
Bangkok Dusit Medical Services PCL, Class F	63,100	225,631
Bumrungrad Hospital PCL	33,200	88,658
PTT Global Chemical PCL	22,252	53,328

		367,617
United Arab Emirates — 0.1%
Al Noor Hospitals Group PLC (a)	13,704	186,029
NMC Health PLC	22,794	165,365

		351,394

Common Stocks	Shares	Value
United Kingdom — 4.3%
Antofagasta PLC	46,135	$632,490
AstraZeneca PLC	10,798	640,616
Aviva PLC	20,454	153,026
Barratt Developments PLC	54,347	314,600
BG Group PLC	36,146	777,807
BHP Billiton PLC	31,816	987,253
BP PLC	24,791	200,910
BP PLC — ADR	6,837	332,347
BT Group PLC	68,577	432,445
Delphi Automotive PLC	3,858	231,982
Delta Topco Ltd.	369,427	240,534
Diageo PLC	2,522	83,576
Diageo PLC — ADR	3,168	419,507
Genel Energy PLC (a)	7,967	141,862
Guinness Peat Group PLC (a)	46,689	22,671
HSBC Holdings PLC	98,642	1,082,518
Invensys PLC	26,532	224,267
Lloyds Banking Group PLC (a)	451,158	592,007
Manchester United PLC, Class A (a)(b)	8,149	126,554
National Grid PLC	41,792	546,609
Rio Tinto PLC	21,175	1,196,598
SABMiller PLC	6,611	340,303
SSE PLC	16,047	364,657
Taylor Wimpey PLC	163,784	303,329
Tesco PLC	30,721	170,605
Unilever PLC	6,463	265,927
Unilever PLC — ADR	1,953	80,464
Vodafone Group PLC	96,877	381,425
Vodafone Group PLC — ADR	12,421	488,269

		11,775,158
United States — 33.8%
3M Co.	3,593	503,918
AbbVie, Inc.	21,439	1,132,194
Accenture PLC, Class A	558	45,879
ACE Ltd. (d)	8,216	850,602
Adobe Systems, Inc. (a)	856	51,257
AES Corp.	35,588	516,382
Aetna, Inc.	9,286	636,927
Aflac, Inc.	5,701	380,827
Agilent Technologies, Inc.	9,283	530,895
Allergan, Inc.	3,057	339,572
Alliance Data Systems Corp. (a)(b)	335	88,082
The Allstate Corp.	4,541	247,666
Amazon.com, Inc. (a)	913	364,095
Amdocs Ltd.	1,157	47,715
American Capital Agency Corp.	6,713	129,494
American Eagle Outfitters, Inc.	5,017	72,245
American Electric Power Co, Inc.	7,021	328,162
American Express Co.	8,562	776,830
American International Group, Inc.	6,127	312,783
American Tower Corp.	4,789	382,258
American Water Works Co., Inc.	6,432	271,816
Ameriprise Financial, Inc.	473	54,419
AmerisourceBergen Corp.	700	49,217
Amgen, Inc.	3,916	447,051
Anadarko Petroleum Corp.	2,793	221,541
Apple Inc.	67	37,594
Arch Capital Group Ltd. (a)	2,079	124,096
Avery Dennison Corp.	3,130	157,095
Avnet, Inc.	1,163	51,300
AXIS Capital Holdings Ltd.	948	45,096
Bank of America Corp.	72,983	1,136,345
The Bank of New York Mellon Corp.	8,771	306,459
Baxter International, Inc.	8,187	569,406
BB&T Corp.	11,820	441,122

See Notes to Financial Statements.

38	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (continued)
Beam, Inc.	1,221	$83,101
Becton Dickinson & Co.	410	45,301
Berkshire Hathaway, Inc., Class B (a)	4,606	546,087
Biogen Idec, Inc. (a)	1,609	450,118
BorgWarner, Inc.	4,455	249,079
Boston Scientific Corp. (a)	8,918	107,194
Bristol-Myers Squibb Co.	8,416	447,310
CA, Inc.	1,309	44,048
Calpine Corp. (a)	16,770	327,183
Capital One Financial Corp.	6,319	484,099
Cardinal Health, Inc.	14,094	941,620
Celgene Corp. (a)	3,659	618,225
CenterPoint Energy, Inc.	8,809	204,193
CF Industries Holdings, Inc.	203	47,307
Charter Communications, Inc., Class A (a)	2,023	276,665
Chevron Corp.	3,346	417,949
The Chubb Corp.	3,797	366,904
Church & Dwight Co., Inc.	2,157	142,966
Cisco Systems, Inc.	45,088	1,012,226
Citigroup, Inc.	26,757	1,394,307
Citrix Systems, Inc. (a)	9,572	605,429
CMS Energy Corp.	6,700	179,359
CNA Financial Corp.	1,266	54,299
Coach, Inc.	10,604	595,202
Cobalt International Energy, Inc. (a)	12,092	198,913
The Coca-Cola Co.	33,179	1,370,624
Colgate-Palmolive Co.	5,640	367,784
Comcast Corp., Class A	18,457	959,118
Computer Sciences Corp.	1,081	60,406
Constellation Brands, Inc., Class A (a)	690	48,562
Crown Castle International Corp. (a)	4,122	302,678
Crown Holdings, Inc. (a)	6,167	274,863
Cubist Pharmaceuticals, Inc. (a)	2,869	197,588
Cummins, Inc.	2,608	367,650
CVS Caremark Corp.	2,781	199,036
Danaher Corp.	4,250	328,100
DaVita HealthCare Partners, Inc. (a)	4,129	261,655
Devon Energy Corp.	3,915	242,221
Diamond Offshore Drilling, Inc.	579	32,957
Discover Financial Services	9,433	527,776
DISH Network Corp., Class A (a)	1,192	69,041
Dominion Resources, Inc.	8,450	546,631
Dover Corp.	522	50,394
Dresser-Rand Group, Inc. (a)(d)	7,673	457,541
Duke Energy Corp.	4,606	317,860
Eastman Chemical Co.	676	54,553
eBay, Inc. (a)	10,238	561,964
Electronic Arts, Inc. (a)	21,129	484,699
EMC Corp.	66,956	1,683,943
Energizer Holdings, Inc.	415	44,920
Envision Healthcare Holdings, Inc. (a)	5,296	188,114
EOG Resources, Inc. (d)	2,267	380,493
Equity Residential	9,692	502,724
Express Scripts Holding Co. (a)	9,103	639,395
Extended Stay America, Inc. (a)	3,500	91,910
Fastenal Co.	10,779	512,110
FedEx Corp.	2,702	388,467
Fidelity National Information Services, Inc.	1,131	60,712
FMC Corp.	6,692	504,978
Ford Motor Co.	48,121	742,507
Forestar Group (a)	5,700	159,600
Freeport-McMoRan Copper & Gold, Inc.	19,644	741,365
Freescale Semiconductor Ltd. (a)(b)	17,262	277,055
The Fresh Market, Inc. (a)	978	39,609
General Dynamics Corp.	554	52,935
General Electric Co.	86,599	2,427,370
General Mills, Inc.	4,087	203,982

Common Stocks	Shares	Value
United States (continued)
General Motors Co. (a)	24,767	$1,012,227
Gilead Sciences, Inc. (a)	8,911	669,662
The Goldman Sachs Group, Inc.	3,078	545,606
Google, Inc., Class A (a)	2,494	2,795,053
Harris Corp.	701	48,937
HCA Holdings, Inc. (a)	12,226	583,302
HealthSouth Corp.	5,411	180,294
Helmerich & Payne, Inc.	643	54,063
Hillshire Brands Co.	9,692	324,100
Hilton Worldwide Holdings, Inc. (a)	12,800	284,800
Humana, Inc.	5,692	587,528
International Game Technology	3,583	65,067
International Paper Co.	1,127	55,257
Intuit, Inc.	658	50,219
Intuitive Surgical, Inc. (a)	253	97,172
JB Hunt Transport Services, Inc.	3,664	283,227
Johnson Controls, Inc.	7,059	362,127
JPMorgan Chase & Co.	31,443	1,838,787
KBR, Inc.	2,196	70,030
Kimberly-Clark Corp.	3,231	337,510
KLA-Tencor Corp.	618	39,836
The Kroger Co.	1,260	49,808
L-3 Communications Holdings, Inc.	502	53,644
Lear Corp.	779	63,076
Liberty Media Corp., Class A (a)	3,559	521,216
Lincoln National Corp.	1,564	80,734
Macy’s, Inc.	785	41,919
Marathon Oil Corp.	33,471	1,181,526
Marathon Petroleum Corp. (d)	16,190	1,485,109
Marsh & McLennan Cos., Inc.	616	29,790
MasterCard, Inc., Class A	2,807	2,345,136
Mattel, Inc.	6,759	321,593
McDonald’s Corp.	7,084	687,360
McKesson Corp.	3,844	620,422
Mead Johnson Nutrition Co.	3,449	288,888
Medtronic, Inc.	6,455	370,452
MetLife, Inc.	11,619	626,496
Mettler-Toledo International, Inc. (a)	797	193,344
Microsoft Corp.	5,126	191,866
Morgan Stanley	6,884	215,882
Motorola Solutions, Inc.	742	50,085
Murphy Oil Corp.	628	40,745
National Oilwell Varco, Inc.	7,182	571,184
NextEra Energy, Inc.	8,614	737,531
Northrop Grumman Corp.	564	64,640
Occidental Petroleum Corp.	6,209	590,476
Oracle Corp.	48,971	1,873,630
PACCAR, Inc.	4,334	256,443
Parker Hannifin Corp.	411	52,871
PerkinElmer, Inc.	5,262	216,952
Perrigo Co. PLC	1,757	269,629
Pfizer, Inc.	66,315	2,031,228
Phillips 66 (d)	10,247	790,351
PPG Industries, Inc.	387	73,398
PPL Corp.	12,290	369,806
Precision Castparts Corp.	2,161	581,957
The Procter & Gamble Co.	19,365	1,576,505
The Progressive Corp.	7,080	193,072
Prudential Financial, Inc.	5,550	511,821
QUALCOMM, Inc.	18,917	1,404,587
Raytheon Co.	703	63,762
Red Hat, Inc. (a)	7,045	394,802
Reinsurance Group of America, Inc.	650	50,317
RenaissanceRe Holdings Ltd.	1,314	127,905

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	39

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (concluded)
Rockwell Automation, Inc.	6,549	$773,830
Ross Stores, Inc.	479	35,891
Schlumberger Ltd.	9,942	895,874
Sealed Air Corp.	10,046	342,066
Sempra Energy	2,763	248,007
Sigma-Aldrich Corp.	552	51,894
Simon Property Group, Inc.	2,034	309,493
Southern Copper Corp.	5,323	152,823
The St. Joe Co. (a)	48,579	932,231
Stanley Black & Decker, Inc.	5,408	436,372
State Street Corp.	5,196	381,334
Stryker Corp.	586	44,032
Symantec Corp.	1,755	41,383
Tenet Healthcare Corp. (a)	4,880	205,546
Textron, Inc.	4,691	172,441
Thermo Fisher Scientific, Inc.	5,751	640,374
TIBCO Software, Inc. (a)	18,354	412,598
Time Warner Cable, Inc.	434	58,807
Torchmark Corp.	657	51,345
The Travelers Cos., Inc.	5,028	455,235
TRW Automotive Holdings Corp. (a)	3,357	249,727
Twitter, Inc. (a)	730	46,465
Twitter, Inc. (Acquired 11/14/13, cost $548,302) (e)	32,285	1,849,446
U.S. Bancorp	10,677	431,351
Union Pacific Corp.	6,501	1,092,168
United Continental Holdings, Inc. (a)	25,963	982,180
United Parcel Service, Inc., Class B	4,254	447,010
United Technologies Corp.	12,906	1,468,703
UnitedHealth Group, Inc.	13,055	983,041
Universal Health Services, Inc., Class B	8,645	702,493
Unum Group	1,518	53,251
Valero Energy Corp.	1,321	66,578
Valmont Industries, Inc.	298	44,438
Veeva Systems, Inc. (a)	6,144	197,222
Verizon Communications, Inc.	18,068	887,862
Vertex Pharmaceuticals, Inc. (a)	2,672	198,530
Viacom, Inc., Class B	555	48,474
Visa, Inc., Class A	8,748	1,948,005
VMware, Inc., Class A (a)(b)	3,944	353,816
Wal-Mart Stores, Inc.	7,289	573,571
Waters Corp. (a)	2,879	287,900
WellPoint, Inc.	538	49,706
Wells Fargo & Co.	37,411	1,698,459
Western Digital Corp.	910	76,349
Whiting Petroleum Corp. (a)	2,900	179,423
Williams-Sonoma, Inc. (d)	2,977	173,500
Wyndham Worldwide Corp.	717	52,836

		93,546,156
Total Common Stocks — 66.9%		185,040,439

Corporate Bonds	Par (000)
Argentina — 0.1%
Empresa Distribuidora Y Comercializadora Norte, 9.75%, 10/25/22 (c)	USD	25	16,937
YPF SA, 8.88%, 12/19/18 (c)		185	191,938

			208,875

Corporate Bonds	Par (000)		Value
Australia — 0.2%
FMG Resources August 2006 Property Ltd.:
6.00%, 4/01/17 (c)	USD	110	$116,875
8.25%, 11/01/19 (c)		41	46,023
6.88%, 4/01/22 (c)		43	46,870
TFS Corp. Ltd., 11.00%, 7/15/18 (c)		336	319,200

			528,968
Belgium — 0.0%
Anheuser-Busch InBev Worldwide, Inc., 1.38%, 7/15/17		107	106,775
Brazil — 0.4%
Banco Bradesco SA/Cayman Islands, 4.50%, 1/12/17 (c)		200	211,500
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (c)		145	148,523
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/01/22 (c)		211	215,656
OGX Austria GmbH, 8.50%, 6/01/18 (a)(c)(f)		682	54,560
Petrobras Global Finance BV:
2.00%, 5/20/16		91	90,928
2.38%, 1/15/19 (g)		438	429,240

			1,150,407
Canada — 0.0%
Viterra, Inc., 5.95%, 8/01/20 (c)		57	60,540
Chile — 0.2%
Banco Del Estado De Chile/New York, 2.03%, 4/25/15		194	197,055
Banco Santander Chile, 2.12%, 6/07/18 (c)(g)		265	265,795
Inversiones Alsacia SA, 8.00%, 8/18/18 (c)		135	98,118

			560,968
China — 0.1%
Celestial Nutrifoods Ltd., 0.00%, 6/12/11 (a)(f)(h)	SGD	400	3,170
China Milk Products Group Ltd., 0.00%, 1/05/12 (a)(f)	USD	300	30,000
FU JI Food and Catering Services Holdings Ltd., 0.00%, 10/18/10 (a)(f)(h)	CNY	1,900	—
SINA Corp., 1.00%, 12/01/18 (c)(h)		88	89,375

			122,545
France — 0.2%
BNP Paribas SA, 2.40%, 12/12/18	USD	434	433,869
Germany — 0.3%
Daimler Finance North America LLC, 0.84%, 1/09/15 (c)(g)		240	240,804
Volkswagen International Finance NV, 5.50%, 11/09/15 (c)(h)	EUR	300	510,524

			751,328
India — 0.2%
REI Agro Ltd.:
5.50%, 11/13/14 (c)(h)	USD	220	125,950
5.50%, 11/13/14 (h)		152	87,020
Reliance Holdings USA, Inc., 4.50%, 10/19/20 (c)		250	247,022
Suzlon Energy Ltd.:
0.00%, 10/11/12 (a)(f)(i)		142	88,040
0.00%, 7/25/14 (a)(f)(h)(i)		190	110,200

			658,232

See Notes to Financial Statements.

40	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Italy — 0.2%
Intesa Sanpaolo SpA, 3.13%, 1/15/16	USD	246	$250,689
Telecom Italia Finance SA, 6.13%, 11/15/16 (h)	EUR	200	287,055

			537,744
Luxembourg — 0.1%
Capsugel Finance Co. SCA, 9.88%, 8/01/19 (c)		100	153,735
Intelsat Jackson Holdings SA, 7.50%, 4/01/21	USD	206	227,115

			380,850
Netherlands — 0.3%
Bio City Development Co. BV, 8.00%, 7/06/18 (c)(h)		800	680,000
Ziggo BV, 3.63%, 3/27/20 (c)		100	137,571

			817,571
Singapore — 0.4%
CapitaLand Ltd.:
2.10%, 11/15/16 (h)	SGD	250	197,116
2.95%, 6/20/22 (h)		750	590,604
1.95%, 10/17/23 (c)(h)		250	197,858
Olam International Ltd., 6.00%, 10/15/16 (h)	USD	200	197,500

			1,183,078
South Korea — 0.1%
Export-Import Bank of Korea, 1.25%, 11/20/15		200	200,616
Hyundai Capital America, 2.13%, 10/02/17 (c)		101	100,309

			300,925
Spain — 0.1%
Nara Cable Funding Ltd., 8.88%, 12/01/18 (c)	EUR	100	149,137
Ono Finance II PLC, 10.88%, 7/15/19 (c)	USD	150	164,250

			313,387
Switzerland — 0.0%
UBS AG, 5.88%, 12/20/17		100	114,753
United Arab Emirates — 0.4%
Dana Gas Sukuk Ltd.:
7.00%, 10/31/17 (c)		517	507,091
9.00%, 10/31/17 (c)		517	501,917

			1,009,008
United Kingdom — 0.5%
BAT International Finance PLC, 2.13%, 6/07/17 (c)		157	158,760
Delta Topco Ltd., 10.00%, 11/24/60		305	302,776
Essar Energy PLC, 4.25%, 2/01/16 (c)		200	150,500
Lloyds TSB Bank PLC, 13.00% (g)(j)	GBP	255	670,775

			1,282,811
United States — 3.2%
Ally Financial, Inc.:
4.50%, 2/11/14	USD	102	102,383
3.50%, 7/18/16		150	154,777
2.75%, 1/30/17		217	217,814
Apple Inc., 1.00%, 5/03/18		352	340,365
AT&T Inc., 2.35%, 11/27/18		351	351,301
Bank of America Corp.:
1.35%, 11/21/16		118	117,951
2.00%, 1/11/18		221	220,608
1.32%, 3/22/18 (g)		119	120,580
BioMarin Pharmaceutical, Inc.:
0.75%, 10/15/18 (h)		51	54,028
1.50%, 10/15/20 (h)		51	54,538
Brookdale Senior Living, Inc., 2.75%, 6/15/18 (h)		33	39,187

Corporate Bonds	Par (000)		Value
United States (concluded)
Building Materials Corp. of America, 6.88%, 8/15/18 (c)	USD	38	$40,375
Cablevision Systems Corp., 5.88%, 9/15/22		101	96,707
Capital One Bank USA NA, 2.15%, 11/21/18		250	248,663
CIT Group, Inc., 4.75%, 2/15/15 (c)		180	186,525
Cobalt International Energy, Inc., 2.63%, 12/01/19 (h)		343	303,341
CONSOL Energy, Inc., 8.00%, 4/01/17		230	242,363
Cricket Communications, Inc., 7.75%, 10/15/20		116	132,240
Crown Cork & Seal Co., Inc., 7.50%, 12/15/96		82	75,850
Cubist Pharmaceuticals, Inc., 2.50%, 11/01/17 (h)		94	228,655
DaVita HealthCare Partners, Inc., 6.38%, 11/01/18		41	43,050
Ford Motor Credit Co. LLC, 2.38%, 1/16/18		200	201,992
Forest City Enterprises, Inc., 4.25%, 8/15/18 (h)		156	173,550
General Electric Capital Corp.:
Series B, 6.25% (g)(j)		200	206,500
5.55%, 5/04/20		103	118,525
Gilead Sciences, Inc., Series D, 1.63%, 5/01/16 (h)		264	870,705
HSBC USA, Inc., 1.63%, 1/16/18		162	159,741
Hughes Satellite Systems Corp., 7.63%, 6/15/21		58	64,670
International Paper Co., 7.95%, 6/15/18		108	131,187
JPMorgan Chase & Co., 6.13%, 6/27/17		107	121,533
Merrill Lynch & Co., Inc., 6.88%, 4/25/18		131	154,890
Morgan Stanley, 7.30%, 5/13/19		100	121,441
Mylan, Inc.:
3.75%, 9/15/15 (h)		182	596,733
2.55%, 3/28/19		116	114,842
Phibro Animal Health Corp., 9.25%, 7/01/18 (c)		18	19,170
Sabine Pass Liquefaction LLC, 5.63%, 4/15/23 (c)		112	104,720
Salesforce.com, Inc., 0.25%, 4/01/18 (c)(h)		290	315,194
SanDisk Corp., 0.50%, 10/15/20 (c)(h)		43	42,570
SunGard Data Systems, Inc., 7.38%, 11/15/18		144	152,460
Take-Two Interactive Software, Inc., 1.75%, 12/01/16 (h)		223	257,286
Texas Industries, Inc., 9.25%, 8/15/20		100	111,375
Verizon Communications, Inc., 1.99%, 9/14/18 (g)		1,210	1,272,313
Xerox Corp., 6.35%, 5/15/18		87	99,431

			8,782,129
Total Corporate Bonds — 7.0%			19,304,763

Floating Rate Loan Interests (g)
Canada — 0.0%
Essar Steel Algoma, Inc. (FKA Algoma Steel, Inc.), Term Loan, 9.25%, 9/19/14		95	95,433
Chile — 0.0%
GNL Quintero, Tranche B Facility, 1.25%, 7/20/23		190	159,157

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	41

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests	Par (000)		Value
Germany — 0.1%
Deutsche Raststätten Gruppe III GmbH:
Facility A (EURO), 3.50%, 12/04/18	EUR	132	$181,354
Facility B (EURO), 3.75%, 12/04/19		53	73,665

			255,019
Netherlands — 0.1%
Constellium Holdco BV (Constellium France SAS):
Initial Dollar Term Loan, 6.00%, 3/25/20	USD	78	79,660
Initial Euro Term Loan, 6.50%, 3/25/20	EUR	77	107,965

			187,625
United Kingdom — 0.2%
Delta Debtco Ltd., Term Loan, 9.25%, 10/17/19	USD	470	489,387
United States — 0.9%
Cricket Communications, Inc., C Term Loan, 4.75%, 3/08/20		194	194,671
Drillships Financing Holding, Inc.:
Tranche B-1 Term Loan, 6.00%, 3/31/21		150	152,889
Tranche B-2 Term Loan, 5.50%, 7/15/16		75	75,914
Fieldwood Energy LLC, Closing Date Loan (Second Lien), 8.38%, 9/30/20		202	205,700
Hilton Worldwide Finance LLC, Initial Term Loan, 3.75%, 10/26/20		724	729,377
Obsidian Natural Gas Trust, Loan, 7.00%, 11/02/15		156	157,822
Sheridan Investment Partners II LP, Senior Secured Term Loan, 3.50%, 12/16/20		298	299,251
Sheridan Production Partners II-A LP, Senior Secured Term Loan, 3.50%, 12/16/20		41	41,623
Sheridan Production Partners II-M LP, Senior Secured Term Loan, 3.50%, 12/16/20		15	15,525
Univision Communications, Inc., 2013 New First-Lien Term Loan, 4.50%, 3/01/20		311	312,318
Valeant Pharmaceuticals International, Inc., Series E Tranche B Term Loan, 4.50%, 8/05/20		207	208,685

			2,393,775
Total Floating Rate Loan Interests — 1.3%			3,580,396

Foreign Government Obligations
Australia — 1.0%
Commonwealth of Australia, 5.50%, 4/21/23	AUD	1,459	1,439,185
Queensland Treasury Corp.:
6.00%, 9/14/17		979	955,436
6.00%, 6/14/21		453	449,953

			2,844,574
Brazil — 0.8%
Brazil Notas do Tesouro Nacional:
Series B, 6.00%, 8/15/22	BRL	664	663,109
Series B, 6.00%, 8/15/24		372	369,712
Series F, 10.00%, 1/01/23		3,034	1,086,152

			2,118,973
Canada — 0.4%
Canadian Government Bond:
4.00%, 6/01/16	CAD	271	272,314
1.50%, 3/01/17		421	397,823
3.50%, 6/01/20		306	309,725

			979,862

Foreign Government Obligations	Par (000)		Value
Germany — 1.7%
Bundesrepublik Deutschland:
4.25%, 7/04/17	EUR	1,668	$2,590,985
3.50%, 7/04/19		1,311	2,036,995

			4,627,980
Malaysia — 0.2%
Federation of Malaysia, 5.09%, 4/30/14	MYR	1,557	478,487
Mexico — 0.0%
United Mexican States, 5.95%, 3/19/19	USD	114	131,670
Netherlands — 0.1%
Kingdom of the Netherlands, 1.00%, 2/24/17 (c)		313	313,172
United Kingdom — 1.1%
United Kingdom Gilt, 1.25%, 7/22/18	GBP	1,905	3,067,631
Total Foreign Government Obligations — 5.3%			14,562,349

Investment Companies		Shares
ETFS Gold Trust (a)		6,733	796,918
ETFS Palladium Trust (a)		2,088	145,763
ETFS Platinum Trust (a)		1,763	236,048
iShares Gold Trust (a)(k)		57,032	666,134
Market Vectors Gold Miners ETF		23,276	491,589
SPDR Gold Trust (a)		7,829	909,495
Total Investment Companies — 1.2%			3,245,947

Preferred Securities	Par (000)
Capital Trusts
Germany — 0.0%
Deutsche Bank Capital Funding Trust VII, 5.63% (c)(g)(j)	USD	39	40,170
Switzerland — 0.1%
Credit Suisse Group Guernsey I Ltd., 7.88%, 2/24/41 (g)		174	189,225
United States — 0.2%
Citigroup, Inc., 5.95% (g)(j)		122	112,893
General Electric Capital Corp., 6.38%, 11/15/67 (g)		43	46,655
JPMorgan Chase & Co., Series Q, 5.15% (g)(j)		297	266,557
NBCUniversal Enterprise, Inc., 5.25% (c)(j)		100	99,000
USB Capital IX, 3.50% (g)(j)		226	175,150

			700,255
Total Capital Trusts — 0.3%			929,650

Preferred Stocks		Shares
United Kingdom — 0.2%
HSBC Holdings PLC, Series 2, 8.00%		6,606	177,966
Royal Bank of Scotland Group PLC:
Series M, 6.40%		4,200	87,780
Series Q, 6.75%		2,350	50,925
Series T, 7.25%		6,421	154,104

			470,775
United States — 0.6%
Cliffs Natural Resources, Inc., 7.00% (h)		5,763	132,318

See Notes to Financial Statements.

42	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Preferred Stocks	Shares	Value
United States — 0.6% (concluded)
Crown Castle International Corp., 4.50% (a)	2,333	$233,393
Fannie Mae, Series S, 8.25% (b)(g)	18,948	165,795
Health Care REIT, Inc., Series I, 6.50% (h)	3,113	159,572
NextEra Energy, Inc., 5.60% (h)	3,901	222,357
PPL Corp., 8.75% (h)	2,869	151,713
Stanley Black & Decker, Inc., 6.25% (a)(h)	756	78,019
United Technologies Corp., 7.50% (h)	1,978	129,500
US Bancorp:
Series F, 6.50% (g)	5,702	149,963
Series G, 6.00% (g)	3,150	86,215
Wells Fargo & Co., Series L, 7.50% (h)	106	117,130

		1,625,975
Total Preferred Stocks — 0.8%		2,096,750

Trust Preferreds
Netherlands — 0.0%
RBS Capital Funding Trust VII, Series G, 6.08% (j)	5,452	114,383
United States — 0.3%
Citigroup Capital XIII, 7.88%, 10/30/40 (g)	10,236	278,931
Continental Airlines Finance Trust II, 6.00%, 11/15/30 (h)	550	26,503
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (g)	12,762	341,256
Omnicare Capital Trust II, Series B, 4.00%, 6/15/33 (h)	2,166	160,761

		807,451
Total Trust Preferreds — 0.3%		921,834
Total Preferred Securities — 1.4%		3,948,234

U.S. Treasury Obligations	Par (000)
U.S. Treasury Notes:
0.25%, 3/31/15	USD	1,457	1,458,197
2.25%, 3/31/16 (l)		1,892	1,967,324
0.63%, 9/30/17 (d)(l)(m)		1,151	1,126,983
1.00%, 5/31/18		2,202	2,153,733
1.38%, 7/31/18-9/30/18		2,809	2,781,514
1.25%, 10/31/18-11/30/18		4,876	4,777,689
1.50%, 12/31/18		1,152	1,138,743
2.00%, 11/15/21		359	342,649
1.75%, 5/15/22		421	389,386
2.50%, 8/15/23		1,120	1,075,453
2.75%, 11/15/23		285	279,006
Total U.S. Treasury Obligations — 6.3%			17,490,677

Warrants (n)		Shares
Australia — 0.0%
TFS Corp. Ltd. (Issued/exercisable 8/01/11, 1 Share for 1 warrant, Expires 7/15/18, Strike Price AUD 1.28)		124,320	33,232
Total Warrants — 0.0%			33,232
Total Long-Term Investments (Cost — $213,689,515) — 89.4%			247,206,037

Short-Term Securities
Foreign Agency Obligations (o)	Par (000)		Value
Japan Treasury Discount Bills:
0.06%, 1/27/14 (i)	JPY	80,000	$759,636
0.09%, 2/10/14 (i)		80,000	759,622
0.10%, 3/17/14 (i)		60,000	569,683
0.24%, 1/15/14 (i)		30,000	284,868
Mexico Cetes:
2.12%, 1/09/14	MXN	3,600	275,507
3.07%, 2/06/14		4,038	308,269
3.29%, 3/20/14 (i)		5,730	435,417
3.33%, 4/03/14 (i)		4,320	327,955
3.36%, 5/29/14		1,442	108,856
3.49%, 5/15/14		2,303	174,118
3.57%, 4/30/14 (i)		5,776	437,272
Total Foreign Agency Obligations — 1.6%			4,441,203

Money Market Funds		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (k)(p)		679,491	679,491

		Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (k)(p)(q)	USD	1,130	1,130,115
Total Money Market Funds — 0.6%			1,809,606

Time Deposits	Par (000)
Australia — 0.0%
Brown Brothers Harriman & Co., 1.39%, 1/01/14	AUD	13	11,719
Canada — 0.0%
Brown Brothers Harriman & Co., 0.21%, 1/01/14	CAD	3	2,548
Europe — 0.0%
Citibank N.A., 0.08%, 1/01/14	EUR	28	38,362
Hong Kong — 0.0%
Brown Brothers Harriman & Co., 0.01%, 1/01/14	HKD	83	10,662
Singapore — 0.0%
Brown Brothers Harriman & Co., 0.01%, 1/01/14	SGD	12	9,310
United Kingdom — 0.0%
Brown Brothers Harriman & Co., 0.05%, 1/01/14	GBP	3	4,837
Total Time Deposits — 0.0%			77,438

U.S. Treasury Obligations
U.S. Treasury Bills (o):
0.00%, 1/02/14-11/06/14		22,948	22,946,673
0.07%, 5/08/14		1,000	999,799
Total U.S. Treasury Obligations — 8.7%			23,946,472

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	43

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Value
Total Short-Term Securities
(Cost — $30,413,771) — 10.9%	$30,274,719

Options Purchased
(Cost — $2,270,715) — 0.5%	1,517,821
Total Investments Before Options Written
(Cost — $246,374,001) — 100.8%	278,998,577

Options Written	Value
(Premiums Received — $481,767) — (0.2)%	$(656,683)
Total Investments Net of Options Written — 100.6%	278,341,894
Liabilities in Excess of Other Assets — (0.6)%	(1,719,508)

Net Assets — 100.0%	$276,622,386

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	All or a portion of security has been segregated as collateral in connection with outstanding options written.

(e)	Restricted security as to resale. As of report date, the Fund held 0.7% of its net assets, with a current value of $1,849,446 and an original cost of $548,302, in this security.

(f)	Issuer filed for bankruptcy and/or is in default of interest payments.

(g)	Variable rate security. Rate shown is as of report date.

(h)	Convertible security.

(i)	Zero-coupon bond.

(j)	Security is perpetual in nature and has no stated maturity date.

(k)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2012	Shares/Beneficial Interest Purchased		Shares/Beneficial Interest Sold	Shares/Beneficial Interest Held at December 31, 2013	Value at December 31, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	49,835	629,656	[1]	—	679,491	$679,491	$102
BlackRock Liquidity Series LLC, Money Market Series	$131,800	$998,315	[1]	—	$1,130,115	$1,130,115	$3,921
iShares Gold Trust	57,032	—		—	57,032	$666,134	—

[1]	Represents net shares/beneficial interest purchased.

(l)	All or a portion of security has been pledged in connection with outstanding financial futures contracts.

(m)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(n)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(o)	Rates shown are discount rates or a range of discount rates at the time of purchase.

(p)	Represents the current yield as of report date.

(q)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Financial futures contracts outstanding as of December 31, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration		Notional Value	Unrealized Depreciation
(93)	Euro STOXX 50 Index	Eurex	March 2014	USD	3,976,393	$(136,882)
(6)	FTSE 100 Index	New York	March 2014	USD	665,447	(14,833)
(72)	MSCI Emerging Markets E-Mini Index	New York	March 2014	USD	3,660,480	(99,116)
(19)	Nikkei 225 Index	Chicago Mercantile	March 2014	USD	1,474,029	(32,245)
(66)	S&P 500 E-Mini Index	New York	March 2014	USD	6,075,300	(153,034)
Total						$(436,110)

See Notes to Financial Statements.

44	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

•	Foreign currency exchange contracts outstanding as of December 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	6	USD	8	Brown Brothers Harriman & Co.	1/02/14	—
EUR	75,471	USD	104,278	Credit Suisse International	1/02/14	$(452)
GBP	8,634	USD	14,266	Goldman Sachs Bank USA	1/02/14	32
HKD	14,105	USD	1,819	Goldman Sachs Bank USA	1/02/14	—
NOK	205,992	USD	33,497	Goldman Sachs Bank USA	1/02/14	466
SEK	238,779	USD	36,376	Goldman Sachs Bank USA	1/02/14	749
USD	11,695	AUD	13,125	Brown Brothers Harriman & Co.	1/02/14	(23)
USD	15,397	BRL	36,145	Brown Brothers Harriman & Co.	1/02/14	85
USD	1,608	CAD	1,711	Goldman Sachs Bank USA	1/02/14	(3)
USD	17,097	EUR	12,390	Goldman Sachs Bank USA	1/02/14	52
USD	4,824	GBP	2,921	Goldman Sachs Bank USA	1/02/14	(13)
USD	10,662	HKD	82,680	Citibank N.A.	1/02/14	(1)
USD	648	MXN	8,465	Brown Brothers Harriman & Co.	1/02/14	—
USD	9,271	SGD	11,748	Brown Brothers Harriman & Co.	1/02/14	(39)
USD	8,025	SGD	10,171	UBS AG	1/02/14	(35)
CAD	25,700	USD	24,187	Brown Brothers Harriman & Co.	1/03/14	6
EUR	43,732	USD	60,236	Brown Brothers Harriman & Co.	1/03/14	(74)
EUR	52,657	USD	71,976	Brown Brothers Harriman & Co.	1/03/14	464
GBP	29,325	USD	48,489	Brown Brothers Harriman & Co.	1/03/14	72
HKD	50,758	USD	6,546	HSBC Bank USA, N.A.	1/03/14	—
NOK	168,205	USD	27,715	Goldman Sachs Bank USA	1/03/14	18
SEK	140,436	USD	21,881	Credit Suisse International	1/03/14	(47)
USD	8,076	SGD	10,206	Goldman Sachs Bank USA	1/03/14	(12)
JPY	11,428,057	USD	108,870	Brown Brothers Harriman & Co.	1/06/14	(352)
NOK	73,204	USD	12,038	Brown Brothers Harriman & Co.	1/06/14	31
USD	36,213	JPY	3,806,296	UBS AG	1/06/14	69
SEK	196,502	USD	30,541	Citibank N.A.	1/07/14	11
USD	342,311	EUR	254,812	BNP Paribas S.A.	1/09/14	(8,234)
USD	594,112	JPY	59,152,145	Bank of America N.A.	1/09/14	32,392
USD	611,747	JPY	60,939,140	Goldman Sachs Bank USA	1/09/14	33,057
USD	280,551	MXN	3,600,000	UBS AG	1/09/14	5,040
USD	161,867	GBP	99,500	Brown Brothers Harriman & Co.	1/13/14	(2,886)
USD	307,062	JPY	30,000,000	UBS AG	1/15/14	22,168
USD	585,924	JPY	59,977,195	BNP Paribas S.A.	1/16/14	16,350
USD	326,350	JPY	33,418,222	Credit Suisse International	1/16/14	8,993
USD	548,232	EUR	404,000	Barclays Bank PLC	1/17/14	(7,546)
USD	558,207	JPY	57,050,400	Credit Suisse International	1/17/14	16,424
USD	583,123	JPY	59,510,585	Goldman Sachs Bank USA	1/17/14	17,977
USD	465,745	JPY	46,630,096	Barclays Bank PLC	1/23/14	22,906
USD	192,000	JPY	19,520,160	UBS AG	1/23/14	6,620
AUD	573,000	USD	508,904	Morgan Stanley Capital Services LLC	1/24/14	1,898
USD	534,850	AUD	573,000	Morgan Stanley Capital Services LLC	1/24/14	24,048
USD	274,672	EUR	203,000	Deutsche Bank AG	1/24/14	(4,591)
USD	1,102,137	GBP	683,000	Deutsche Bank AG	1/24/14	(28,696)
USD	810,997	JPY	80,000,000	UBS AG	1/27/14	51,235
USD	292,750	BRL	683,512	Deutsche Bank AG	1/30/14	5,294
USD	655,194	EUR	476,200	Morgan Stanley Capital Services LLC	1/30/14	97
USD	396,525	JPY	40,723,117	UBS AG	1/30/14	9,771
EUR	513,000	JPY	72,558,720	Barclays Bank PLC	1/31/14	16,617

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	45

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

•	Foreign currency exchange contracts outstanding as of December 31, 2013 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	267,504	BRL	637,623	Morgan Stanley Capital Services LLC	1/31/14	$(590)
USD	826,568	JPY	84,500,830	Goldman Sachs Bank USA	1/31/14	24,046
USD	406,569	EUR	295,300	Credit Suisse International	2/06/14	332
USD	261,967	EUR	190,300	Deutsche Bank AG	2/06/14	176
USD	668,565	EUR	485,700	UBS AG	2/06/14	400
USD	588,180	JPY	60,361,408	Bank of America N.A.	2/06/14	14,899
USD	296,471	MXN	4,038,000	UBS AG	2/06/14	(11,842)
USD	1,046,948	JPY	108,043,935	Morgan Stanley Capital Services LLC	2/07/14	20,797
USD	812,183	JPY	80,000,000	Deutsche Bank AG	2/10/14	52,369
USD	582,852	JPY	60,000,000	Morgan Stanley Capital Services LLC	3/17/14	12,886
USD	108,746	MXN	1,410,000	Credit Suisse International	3/20/14	1,434
USD	331,268	MXN	4,320,000	Credit Suisse International	3/20/14	2,481
USD	332,830	MXN	4,320,000	Credit Suisse International	4/03/14	4,409
USD	154,982	MXN	2,016,000	Credit Suisse International	4/30/14	2,042
USD	286,758	MXN	3,759,540	Morgan Stanley Capital Services LLC	4/30/14	1,548
USD	176,126	MXN	2,303,270	Morgan Stanley Capital Services LLC	5/15/14	1,598
USD	109,959	MXN	1,442,040	UBS AG	5/29/14	809
Total						$367,732

•	Exchange-traded options purchased as of December 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Barrick Gold Corp.	Call	USD	80.00	1/18/14	804	$804
Goldcorp, Inc.	Call	USD	80.00	1/18/14	503	503
Newmont Mining Corp.	Call	USD	90.00	1/18/14	643	643
Anadarko Petroleum Corp.	Call	USD	97.50	2/22/14	44	528
Freeport-McMoRan Copper & Gold, Inc.	Call	USD	34.00	2/22/14	92	35,420
MetLife, Inc.	Call	USD	50.00	1/17/15	26	19,045
Prudential Financial, Inc.	Call	USD	82.50	1/17/15	17	24,480
Cubist Pharmaceuticals, Inc.	Put	USD	55.00	1/18/14	29	290
S&P 500 Index	Put	USD	1,720.00	1/18/14	24	3,960
S&P 500 Index	Put	USD	1,740.00	1/18/14	8	1,620
Total						$87,293

•	OTC options purchased as of December 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Activision Blizzard, Inc.	Goldman Sachs International	Call	USD	20.00	1/17/14	20,532	$337
Agnico-Eagle Mines Ltd.	Deutsche Bank AG	Call	USD	85.00	1/17/14	15,341	—
Alcoa, Inc.	Goldman Sachs International	Call	USD	15.00	1/17/14	37,091	144
AngloGold Ashanti Ltd.	Deutsche Bank AG	Call	USD	65.00	1/17/14	18,192	—
Autozone, Inc.	Goldman Sachs International	Call	USD	550.00	1/17/14	1,556	53
Broadcom Corp.	Goldman Sachs International	Call	USD	55.00	1/17/14	19,870	—
Caterpillar, Inc.	Goldman Sachs International	Call	USD	135.00	1/17/14	21,526	85
Coeur Dalene Mines Corp.	Deutsche Bank AG	Call	USD	40.00	1/17/14	7,279	—
Corning, Inc.	Goldman Sachs International	Call	USD	20.00	1/17/14	22,044	790
Eldorado Gold Corp.	Deutsche Bank AG	Call	USD	25.00	1/17/14	21,600	—
EMC Corp.	Goldman Sachs International	Call	USD	40.00	1/17/14	57,954	1
Endeavour Silver Corp.	Deutsche Bank AG	Call	USD	20.00	1/17/14	5,784	—
First Majestic Silver Corp.	Deutsche Bank AG	Call	USD	35.00	1/17/14	3,654	—

See Notes to Financial Statements.

46	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

•	OTC options purchased as of December 31, 2013 were as follows: (continued)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Freeport-McMoRan Copper & Gold, Inc.	Goldman Sachs International	Call	USD	64.00	1/17/14	44,707	—
General Electric Co.	Goldman Sachs International	Call	USD	35.00	1/17/14	82,791	$283
Gold Fields Ltd.	Deutsche Bank AG	Call	USD	22.00	1/17/14	44,654	—
Halliburton Co.	Goldman Sachs International	Call	USD	55.00	1/17/14	7,454	622
Harmony Gold Mining Co. Ltd.	Deutsche Bank AG	Call	USD	15.00	1/17/14	11,389	—
Hewlett-Packard Co.	Goldman Sachs International	Call	USD	30.00	1/17/14	44,906	5,171
IAMGOLD Corp.	Deutsche Bank AG	Call	USD	30.00	1/17/14	19,209	—
Intel Corp.	Goldman Sachs International	Call	USD	40.00	1/17/14	82,791	318
International Business Machines Co.	Goldman Sachs International	Call	USD	295.00	1/17/14	8,610	65
J.C. Penney Co., Inc.	Goldman Sachs International	Call	USD	55.00	1/17/14	23,182	—
Kinross Gold Corp.	Deutsche Bank AG	Call	USD	20.00	1/17/14	82,692	—
Marvell Technology Group Ltd.	Goldman Sachs International	Call	USD	20.00	1/17/14	48,019	1
McDonald’s Corp.	Goldman Sachs International	Call	USD	135.00	1/17/14	14,902	103
Monster Beverage Corp.	Goldman Sachs International	Call	USD	105.00	1/17/14	11,591	—
NetApp, Inc.	Goldman Sachs International	Call	USD	60.00	1/17/14	27,156	217
New Gold, Inc.	Deutsche Bank AG	Call	USD	22.00	1/17/14	12,251	—
Novagold Resources, Inc.	Deutsche Bank AG	Call	USD	12.00	1/17/14	11,322	—
Pan American Silver Corp.	Deutsche Bank AG	Call	USD	50.00	1/17/14	20,658	—
QUALCOMM, Inc.	Goldman Sachs International	Call	USD	95.00	1/17/14	33,117	271
Randgold Resources Ltd.	Deutsche Bank AG	Call	USD	165.00	1/17/14	2,788	—
Royal Gold, Inc.	Deutsche Bank AG	Call	USD	125.00	1/17/14	2,748	—
Seabridge Gold, Inc.	Deutsche Bank AG	Call	USD	30.00	1/17/14	1,810	—
Silver Standard Resources, Inc.	Deutsche Bank AG	Call	USD	30.00	1/17/14	5,058	—
Silver Wheaton Corp.	Deutsche Bank AG	Call	USD	55.00	1/17/14	20,745	—
Silvercorp Metals, Inc.	Deutsche Bank AG	Call	USD	15.00	1/17/14	11,797	—
Staples, Inc.	Goldman Sachs International	Call	USD	20.00	1/17/14	55,812	281
Starwood Hotels & Resort Worldwide, Inc.	Goldman Sachs International	Call	USD	85.00	1/17/14	4,967	493
Stillwater Mining Co.	Deutsche Bank AG	Call	USD	25.00	1/17/14	13,231	—
United Technologies Corp.	Goldman Sachs International	Call	USD	120.00	1/17/14	12,584	510
UnitedHealth Group, Inc.	Goldman Sachs International	Call	USD	85.00	1/17/14	16,558	547
Visa, Inc.	Goldman Sachs International	Call	USD	190.00	1/17/14	3,485	113,937
Western Union Co.	Goldman Sachs International	Call	USD	25.00	1/17/14	11,591	—
Yamana Gold, Inc.	Deutsche Bank AG	Call	USD	30.00	1/17/14	49,656	—
Yum! Brands, Inc.	Goldman Sachs International	Call	USD	100.00	1/17/14	11,591	91
TOPIX Index	BNP Paribas S.A.	Call	JPY	1,271.41	3/14/14	84,561	45,468
TOPIX Index	UBS AG	Call	JPY	1,157.50	4/11/14	92,904	128,887
QEP Resources, Inc.	Goldman Sachs International	Call	USD	35.00	4/17/14	14,200	8,624
TOPIX Index	JPMorgan Chase Bank N.A.	Call	USD	1,164.04	5/09/14	787	128,280
Anadarko Petroleum Corp.	Deutsche Bank AG	Call	USD	82.50	5/16/14	14,182	61,692
TOPIX Index	Bank of America N.A.	Call	USD	1,153.54	6/13/14	602	105,785
TOPIX Index	Goldman Sachs International	Call	JPY	1,291.10	7/11/14	102,631	66,292
Anadarko Petroleum Corp.	Credit Suisse International	Call	USD	85.00	7/18/14	8,526	38,972
TOPIX Index	Citibank N.A.	Call	JPY	1,246.74	9/12/14	84,150	79,111
Takeda Pharmaceutical Co. Ltd.	Goldman Sachs International	Call	JPY	4,906.34	10/09/14	3,449	6,626
Bank of America Corp.	Citibank N.A.	Call	USD	17.00	1/16/15	72,192	84,826
Citigroup, Inc.	Bank of America N.A.	Call	USD	60.00	1/16/15	20,214	48,817
The Coca-Cola Co.	Deutsche Bank AG	Call	USD	45.00	1/16/15	56,746	64,690
Humana, Inc.	Goldman Sachs International	Call	USD	130.00	1/16/15	5,674	17,589
JPMorgan Chase & Co.	Bank of America N.A.	Call	USD	65.00	1/16/15	36,096	84,826
Merck & Co., Inc.	Deutsche Bank AG	Call	USD	55.00	1/16/15	56,746	85,119

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	47

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

•	OTC options purchased as of December 31, 2013 were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Oracle Corp.	Deutsche Bank AG	Call	USD	42.00	1/16/15	28,373	$50,788
Siemens AG	Deutsche Bank AG	Call	USD	150.00	1/16/15	7,093	35,465
Takeda Pharmaceutical Co. Ltd.	Morgan Stanley & Co. International PLC	Call	JPY	5,108.80	1/29/15	3,300	5,760
S&P 500 Index	BNP Paribas S.A.	Put	USD	1,744.05	2/21/14	813	7,531
S&P 500 Index	Credit Suisse International	Put	USD	1,745.90	2/21/14	809	7,761
S&P 500 Index	Goldman Sachs International	Put	USD	1,751.84	2/21/14	804	8,061
S&P 500 Index	JPMorgan Chase Bank N.A.	Put	USD	1,740.74	2/21/14	762	7,095
Total							$1,302,385

•	OTC interest rate swaptions purchased as of December 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
5-Year Interest Rate Swap	Goldman Sachs International	Call	1.60%	Receive	3-month LIBOR	6/03/14	USD	14,470	$20,483
5-Year Interest Rate Swap	Goldman Sachs International	Call	1.60%	Receive	3-month LIBOR	6/03/14	USD	14,469	20,483
5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.65%	Receive	3-month LIBOR	6/04/14	USD	3,616	6,713
2-Year Interest Rate Swap	Goldman Sachs International	Call	3.50%	Receive	3-month LIBOR	12/17/15	USD	6,904	53,231
5-Year Interest Rate Swap	Deutsche Bank AG	Put	1.07%	Pay	6-month JPY LIBOR	4/04/18	JPY	64,546	15,520
5-Year Interest Rate Swap	Goldman Sachs International	Put	1.60%	Pay	6-month JPY LIBOR	12/17/18	JPY	57,580	11,713
Total									$128,143

•	Exchange-traded options written as of December 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Marathon Petroleum Corp.	Call	USD	77.50	1/18/14	59	$(84,370)
S&P 500 Index	Call	USD	1,825.00	1/18/14	16	(56,160)
S&P 500 Index	Call	USD	1,800.00	1/18/14	16	(90,160)
Williams-Sonoma, Inc.	Call	USD	55.00	1/18/14	12	(4,440)
Williams-Sonoma, Inc.	Call	USD	52.50	1/18/14	17	(10,370)
ACE Ltd.	Call	USD	92.50	2/22/14	6	(6,780)
Marathon Petroleum Corp.	Call	USD	85.00	4/19/14	29	(28,855)
Marathon Petroleum Corp.	Call	USD	80.00	4/19/14	43	(57,835)
XL Group PLC	Call	USD	32.00	4/19/14	18	(2,250)
PulteGroup, Inc.	Put	USD	15.00	1/18/14	61	(122)
Dresser-Rand Group, Inc.	Put	USD	60.00	3/22/14	59	(18,880)
CONSOL Energy, Inc.	Put	USD	35.00	4/19/14	58	(8,033)
EOG Resources, Inc.	Put	USD	165.00	4/19/14	22	(18,425)
Marathon Petroleum Corp.	Put	USD	62.50	4/19/14	44	(1,540)
Marathon Petroleum Corp.	Put	USD	65.00	4/19/14	44	(1,540)
Phillips 66	Put	USD	57.50	5/17/14	59	(2,950)
Total						$(392,710)

•	OTC options written as of December 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Halliburton Co.	Deutsche Bank AG	Call	USD	55.00	1/17/14	7,454	$(622)
S&P 500 Index	BNP Paribas S.A.	Call	USD	1,841.93	2/21/14	813	(28,181)
S&P 500 Index	Credit Suisse International	Call	USD	1,834.98	2/21/14	809	(31,337)

See Notes to Financial Statements.

48	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

•	OTC options written as of December 31, 2013 were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
S&P 500 Index	BNP Paribas S.A.	Put	USD	1,566.08	2/21/14	813	$(1,510)
S&P 500 Index	Credit Suisse International	Put	USD	1,567.75	2/21/14	809	(1,485)
S&P 500 Index	Goldman Sachs International	Put	USD	1,573.08	2/21/14	804	(1,522)
S&P 500 Index	JPMorgan Chase Bank N.A.	Put	USD	1,563.12	2/21/14	762	(1,338)
QEP Resources, Inc.	Goldman Sachs International	Put	USD	25.00	4/17/14	14,200	(7,880)
Total							$(73,875)

•	OTC interest rate swaptions written as of December 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
5-Year Interest Rate Swap	Goldman Sachs International	Put	2.25%	Receive	3-month LIBOR	6/03/14	USD	7,235	$(56,468)
5-Year Interest Rate Swap	Goldman Sachs International	Put	2.25%	Receive	3-month LIBOR	6/03/14	USD	4,354	(33,980)
5-Year Interest Rate Swap	Deutsche Bank AG	Put	2.30%	Receive	3-month LIBOR	6/04/14	USD	3,616	(25,839)
2-Year Interest Rate Swap	Goldman Sachs International	Put	5.75%	Receive	3-month LIBOR	12/17/15	USD	6,904	(73,811)
Total									$(190,098)

•	Centrally cleared credit default swaps — buy protection outstanding as of December 31, 2013 were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Depreciation
CDX.NA.HY Series 21 Version 1	5.00%	Chicago Mercantile	12/20/18	USD	1,984	$(40,827)

•	Centrally cleared interest rate swaps outstanding as of December 31, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty	Effective Date		Expiration Date		Notional Amount (000)	Unrealized Depreciation
3.92%[1]	3-month LIBOR	Chicago Mercantile	11/13/18	[2]	11/13/19	USD	2,920	$(5,469)
3.91%[1]	3-month LIBOR	Chicago Mercantile	11/13/18	[2]	11/13/19	USD	2,920	(5,733)
Total								$(11,202)

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Forward swap.

•	OTC interest rate swaps outstanding as of December 31, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty	Effective Date		Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Depreciation
0.50%[3]	3-month LIBOR	JPMorgan Chase Bank N.A.	N/A		9/17/15	USD	1,473	$(2,167)	—	$(2,167)
1.01%[4]	3-month LIBOR	Deutsche Bank AG	9/27/15	[5]	9/27/16	USD	746	(2,423)	—	(2,423)
1.00%[4]	3-month LIBOR	Goldman Sachs International	9/28/15	[5]	9/28/16	USD	6,724	(22,827)	—	(22,827)
1.19%[4]	3-month LIBOR	JPMorgan Chase Bank N.A.	N/A		9/17/18	USD	625	(13,948)	—	(13,948)
Total								$(41,365)	—	$(41,365)

[3]	Fund pays the fixed rate and receives the floating rate.

[4]	Fund pays the floating rate and receives the fixed rate.

[5]	Forward swap.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	49

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

•	OTC total return swaps outstanding as of December 31, 2013 were as follows:

Reference Entity	Fixed Amount			Counterparty	Expiration Date	Contract Amount		Market Value	Premiums Paid	Unrealized Appreciation
KOSPI 200 Future Contract March 2014	KRW	1,050,053,600	[1]	Citibank N.A.	3/13/14	KRW	8	$14,731	—	$14,731
SGX Nikkei Stock Average Dividend Point Index Future December 2015	JPY	13,175,000	[1]	BNP Paribas S.A.	3/31/16	JPY	5	6,315	—	6,315
SGX Nikkei Stock Average Dividend Point Index Future December 2015	JPY	13,400,000	[1]	BNP Paribas S.A.	3/31/16	JPY	5	4,178	—	4,178
SGX Nikkei Stock Average Dividend Point Index Future December 2016	JPY	13,925,000	[1]	BNP Paribas S.A.	3/31/17	JPY	5	13,579	—	13,579
SGX Nikkei Stock Average Dividend Point Index Future December 2016	JPY	14,175,000	[1]	BNP Paribas S.A.	3/31/17	JPY	5	11,205	—	11,205
Total								$50,008	—	$50,008

[1]	Fund receives the total return of the reference entity and pays the fixed amount. Net payment made at termination.

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Instruments.

See Notes to Financial Statements.

50	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$1,709,816	—	$1,709,816
Austria	—	100,835	—	100,835
Belgium	$132,786	480,110	$29,628	642,524
Brazil	2,134,659	—	—	2,134,659
Canada	4,576,381	—	—	4,576,381
Chile	174,512	—	—	174,512
China	633,698	1,528,833	—	2,162,531
Denmark	140,484	—	—	140,484
Finland	—	124,010	—	124,010
France	538,875	10,568,603	—	11,107,478
Germany	—	6,821,889	—	6,821,889
Hong Kong	—	1,028,061	—	1,028,061
India	—	227,944	—	227,944
Indonesia	114,464	—	—	114,464
Ireland	1,672,713	552,192	—	2,224,905
Israel	49,745	—	245,696	295,441
Italy	—	2,293,158	—	2,293,158
Japan	—	23,556,036	—	23,556,036
Kazakhstan	216,990	—	—	216,990
Malaysia	—	910,527	—	910,527
Mexico	719,851	—	—	719,851
Netherlands	1,911,324	2,473,883	—	4,385,207
Norway	—	736,231	—	736,231
Portugal	—	158,917	—	158,917
Russia	48,908	329,990	—	378,898
Singapore	94,092	878,943	—	973,035
South Africa	—	159,143	—	159,143
South Korea	68,268	2,926,995	—	2,995,263
Spain	73,710	615,573	—	689,283
Sweden	—	1,053,722	—	1,053,722
Switzerland	57,425	5,617,235	—	5,674,660
Taiwan	—	513,259	—	513,259
Thailand	367,617	—	—	367,617
United Arab Emirates	351,394	—	—	351,394
United Kingdom	1,679,123	9,855,501	240,534	11,775,158
United States	91,696,710	1,849,446	—	93,546,156
Corporate Bonds	—	16,509,099	2,795,664	19,304,763
Floating Rate Loan Interests	—	2,417,631	1,162,765	3,580,396
Foreign Government Obligations	—	14,562,349	—	14,562,349
Investment Companies	3,245,947	—	—	3,245,947
Preferred Securities	3,018,584	929,650	—	3,948,234
U.S. Treasury Obligations	—	17,490,677	—	17,490,677
Warrants	33,232	—	—	33,232
Short-Term Securities:
Foreign Agency Obligations	—	4,441,203	—	4,441,203
Money Market Funds	679,491	1,130,115	—	1,809,606
Time Deposits	—	77,438	—	77,438
U.S. Treasury Obligations	—	23,946,472	—	23,946,472
Options Purchased:
Equity Contracts	87,293	1,302,385	—	1,389,678
Interest Rate Contracts	—	128,143	—	128,143
Total	$114,518,276	$160,006,014	$4,474,287	$278,998,577

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	51

Consolidated Schedule of Investments (concluded)	BlackRock Global Allocation Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	—	$50,008	—	$50,008
Foreign currency exchange contracts	$2,055	431,112	—	433,168
Liabilities:
Credit contracts	—	(40,827)	—	(40,827)
Equity contracts	(828,820)	(73,875)	—	(902,695)
Foreign currency exchange contracts	(1,051)	(64,384)	—	(65,436)
Interest rate contracts	—	(242,665)	—	(242,665)
Total	$(827,816)	$59,369	—	$(768,447)

[1]    Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of December 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$17,797	—	—	$17,797
Cash pledged for centrally cleared swaps	7,840	—	—	7,840
Liabilities:
Cash received as collateral for OTC derivatives	—	$(200,000)	—	(200,000)
Collateral on securities loaned at value	—	(1,130,115)	—	(1,130,115)
Bank overdraft	—	(10,772)	—	(10,772)
Total	$25,637	$(1,340,887)	—	$(1,315,250)

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2013.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Total
Assets:
Opening Balance, as of December 31, 2012	$569,167	$1,502,772	$1,146,526	$3,218,465
Transfers into Level 3	30,652	483,547	—	514,199
Transfers out of Level 3	(359,850)	—	—	(359,850)
Accrued discounts/premiums	—	(121)	3,724	3,603
Net realized gain (loss)	—	(30,955)	5,105	(25,850)
Net change in unrealized appreciation/depreciation[2]	29,795	(215,137)	(14,785)	(200,127)
Purchases	246,094	1,197,558	354,179	1,797,831
Sales	—	(142,000)	(331,984)	(473,984)
Closing Balance, as of December 31, 2013	$515,858	$2,795,664	$1,162,765	$4,474,287

[2]	The change in unrealized appreciation/depreciation on investments still held as of December 31, 2013 was $(193,240).

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

52	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Schedule of Investments December 31, 2013	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value
Auto Components — 0.9%
Dana Holding Corp.		998	$19,581
The Goodyear Tire & Rubber Co.		18,208	434,261

			453,842
Automobiles — 0.9%
General Motors Co. (a)		10,847	443,317
Biotechnology — 0.0%
Ironwood Pharmaceuticals, Inc. (a)		1,084	12,585
Capital Markets — 1.6%
American Capital Ltd. (a)		50,475	789,429
Chemicals — 0.4%
Advanced Emissions Solutions, Inc. (a)		330	17,896
Huntsman Corp.		7,076	174,070

			191,966
Communications Equipment — 0.4%
Nokia OYJ (a)		21,346	173,116
Diversified Financial Services — 0.9%
Ally Financial, Inc. (a)		55	411,125
Diversified Telecommunication Services — 0.0%
Broadview Networks Holdings, Inc. (a)		5,362	19,142
Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)		14,935	—
Hotels, Restaurants & Leisure — 0.2%
Travelport Worldwide Ltd. (a)		61,397	91,175
Insurance — 0.6%
American International Group, Inc.		5,708	291,393
Media — 0.2%
Cablevision Systems Corp., Class A		4,882	87,534
Paper & Forest Products — 0.7%
Ainsworth Lumber Co. Ltd. (a)		33,259	130,562
Ainsworth Lumber Co. Ltd. (a)		22,274	86,200
Ainsworth Lumber Co. Ltd. (a)(b)		15,671	61,519
NewPage Corp. (a)		528	44,880

			323,161
Trading Companies & Distributors — 0.2%
HD Supply Holdings, Inc. (a)		3,460	83,075
Wireless Telecommunication Services — 0.5%
Crown Castle International Corp. (a)		1,251	91,861
SBA Communications Corp., Class A (a)		1,671	150,123

			241,984
Total Common Stocks — 7.5%			3,612,844

Corporate Bonds	Par (000)
Advertising — 0.1%
Checkout Holding Corp., 0.00%, 11/15/15 (b)(c)	USD	82	67,650
Aerospace & Defense — 0.2%
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18		5	5,400
7.13%, 3/15/21		80	87,800

			93,200
Airlines — 1.4%
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (b)		200	205,500

Corporate Bonds	Par (000)		Value
Airlines (concluded)
Continental Airlines Pass-Through Certificates, 6.13%, 4/29/18	USD	120	$125,400
National Air Cargo Group, Inc.:
12.38%, 8/16/15		62	62,108
12.38%, 8/16/15		63	62,994
United Continental Holdings, Inc., 6.00%, 12/01/20		70	69,825
US Airways Pass-Through Trust, 6.75%, 12/03/22		45	47,626
Virgin Australia 2013-1C Trust, 7.13%, 10/23/18 (b)		130	133,250

			706,703
Auto Components — 1.5%
CTP Transportation Products LLC/CTP Finance, Inc., 8.25%, 12/15/19 (b)		80	83,400
Delphi Corp.:
6.13%, 5/15/21		5	5,544
5.00%, 2/15/23		20	20,575
IDQ Holdings, Inc., 11.50%, 4/01/17 (b)		85	88,400
Pittsburgh Glass Works LLC, 8.00%, 11/15/18 (b)		45	47,363
Schaeffler Holding Finance BV, 6.88% (6.88% Cash or 7.38% PIK), 8/15/18 (d)	EUR	200	294,401
Servus Luxembourg Holding SCA, 7.75%, 6/15/18		100	144,724
Titan International, Inc., 6.88%, 10/01/20 (b)	USD	55	57,337

			741,744
Automobiles — 0.3%
General Motors Co.:
4.88%, 10/02/23 (b)		10	10,125
6.25%, 10/02/43 (b)		135	140,231

			150,356
Biotechnology — 0.1%
Healthcare Technology Intermediate, Inc., 7.38% (7.38% Cash or 8.13% PIK), 9/01/18 (b)(d)		43	44,720
Building Products — 1.1%
Builders FirstSource, Inc., 7.63%, 6/01/21 (b)		68	71,060
Building Materials Corp. of America:
7.00%, 2/15/20 (b)		60	64,500
6.75%, 5/01/21 (b)		25	27,063
CPG Merger Sub LLC, 8.00%, 10/01/21 (b)		70	72,800
Interline Brands, Inc., 7.50%, 11/15/18		50	53,000
The Ryland Group, Inc., 6.63%, 5/01/20		80	84,600
USG Corp.:
9.75%, 1/15/18		80	94,600
5.88%, 11/01/21 (b)		75	78,000

			545,623
Capital Markets — 0.2%
E*Trade Financial Corp.:
0.00%, 8/31/19 (b)(c)(e)		37	70,161
Series A, 0.00%, 8/31/19 (c)(e)		1	1,896
KCG Holdings, Inc., 8.25%, 6/15/18 (b)		27	28,417

			100,474
Chemicals — 3.3%
Ashland, Inc., 3.88%, 4/15/18		55	55,687
Axiall Corp., 4.88%, 5/15/23 (b)		14	13,230
Celanese US Holdings LLC:
5.88%, 6/15/21		22	23,430
4.63%, 11/15/22		20	19,150
Chemtura Corp., 5.75%, 7/15/21		31	31,426

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	53

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Chemicals (concluded)
Huntsman International LLC:
8.63%, 3/15/20	USD	5	$5,531
4.88%, 11/15/20		61	60,085
8.63%, 3/15/21		65	73,450
INEOS Finance PLC:
8.38%, 2/15/19 (b)		100	111,250
7.50%, 5/01/20 (b)		75	82,219
INEOS Group Holdings SA, 6.50%, 8/15/18	EUR	150	211,515
Kraton Polymers LLC/Kraton Polymers Capital Corp., 6.75%, 3/01/19	USD	25	26,313
Momentive Performance Materials, Inc., 8.88%, 10/15/20		230	242,075
Nexeo Solutions LLC/Nexeo Solutions Finance Corp., 8.38%, 3/01/18		15	14,887
Nufarm Australia Ltd., 6.38%, 10/15/19 (b)		45	46,575
Orion Engineered Carbons Bondco GmbH, 9.63%, 6/15/18 (b)		200	221,000
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 4/01/20 (b)		29	29,073
PolyOne Corp.:
7.38%, 9/15/20		40	44,200
5.25%, 3/15/23		42	40,950
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		102	104,167
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75%, 2/01/19 (b)		20	20,650
US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV, 5.75%, 2/01/21	EUR	100	143,772

			1,620,635
Commercial Banks — 0.4%
CIT Group, Inc.:
5.25%, 3/15/18	USD	90	96,525
6.63%, 4/01/18 (b)		20	22,475
5.50%, 2/15/19 (b)		68	72,930

			191,930
Commercial Services & Supplies — 5.3%
ACCO Brands Corp., 6.75%, 4/30/20		7	6,913
ADS Waste Holdings, Inc., 8.25%, 10/01/20		33	35,805
Algeco Scotsman Global Finance PLC, 9.00%, 10/15/18	EUR	100	148,920
ARAMARK Corp., 5.75%, 3/15/20 (b)	USD	84	87,780
Aviation Capital Group Corp., 6.75%, 4/06/21 (b)		90	97,869
Ceridian Corp.:
11.25%, 11/15/15		20	20,150
8.88%, 7/15/19 (b)		238	273,700
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (b)		190	218,975
Covanta Holding Corp., 6.38%, 10/01/22		45	46,202
Garda World Security Corp., 7.25%, 11/15/21 (b)		25	25,187
HD Supply, Inc.:
8.13%, 4/15/19		205	228,319
11.00%, 4/15/20		223	264,255
7.50%, 7/15/20		197	212,267
Igloo Holdings Corp., 8.25% (8.25% Cash or 9.00% PIK), 12/15/17 (b)(d)		55	56,031
International Lease Finance Corp., 8.63%, 9/15/15		30	33,300
IVS F. SpA, 7.13%, 4/01/20	EUR	100	141,698
Laureate Education, Inc., 9.25%, 9/01/19 (b)	USD	170	184,875
Mobile Mini, Inc., 7.88%, 12/01/20		40	44,300

Corporate Bonds	Par (000)		Value
Commercial Services & Supplies (concluded)
Tervita Corp.:
10.88%, 2/15/18 (b)	USD	28	$28,490
8.00%, 11/15/18 (b)		15	15,487
TransUnion LLC/TransUnion Financing Corp., 11.38%, 6/15/18		11	11,990
Univeg Holding BV, 7.88%, 11/15/20	EUR	100	137,227
Verisure Holding AB, 8.75%, 9/01/18		100	150,439
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (b)	USD	85	90,100

			2,560,279
Communications Equipment — 0.2%
Alcatel-Lucent USA, Inc.:
6.50%, 1/15/28		90	78,750
6.45%, 3/15/29		32	28,320

			107,070
Computer Services — 0.4%
SunGard Data Systems, Inc.:
7.38%, 11/15/18		77	81,524
6.63%, 11/01/19		90	94,500

			176,024
Construction & Engineering — 0.7%
Aguila 3 SA, 7.88%, 1/31/18 (b)		150	159,000
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (b)		92	93,495
Texas Industries, Inc., 9.25%, 8/15/20		40	44,550
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23 (b)		26	25,090

			322,135
Containers & Packaging — 1.6%
Ball Corp., 4.00%, 11/15/23		77	68,915
Berry Plastics Corp., 9.75%, 1/15/21		25	28,937
Beverage Packaging Holdings Luxembourg II SA:
5.63%, 12/15/16 (b)		74	75,480
6.00%, 6/15/17 (b)		65	65,813
Crown Americas LLC/Crown Americas Capital Corp.:
III, 6.25%, 2/01/21		12	13,020
IV, 4.50%, 1/15/23		23	21,505
Reynolds Group Issuer, Inc.:
7.88%, 8/15/19 (f)		290	320,450
6.88%, 2/15/21		100	107,750
5.75%, 10/15/20		18	18,360
Sealed Air Corp., 6.50%, 12/01/20 (b)		40	43,000
Tekni-Plex, Inc., 9.75%, 6/01/19 (b)		32	36,320

			799,550
Distributors — 0.0%
VWR Funding, Inc., 7.25%, 9/15/17		15	16,087
Diversified Financial Services — 2.6%
Air Lease Corp., 4.50%, 1/15/16		90	95,287
Ally Financial, Inc.:
8.00%, 3/15/20		33	39,559
7.50%, 9/15/20		20	23,300
8.00%, 11/01/31		196	234,465
8.00%, 11/01/31		91	108,290
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75%, 2/15/18 (b)		40	42,300
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust, Series 2012-1, 5.13%, 11/30/24 (b)		188	190,535

See Notes to Financial Statements.

54	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Diversified Financial Services (concluded)
General Motors Financial Co., Inc.:
6.75%, 6/01/18	USD	30	$34,200
4.25%, 5/15/23 (b)		54	51,367
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18 (f)		210	218,400
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (b)		200	208,000
Springleaf Finance Corp.:
7.75%, 10/01/21		6	6,480
8.25%, 10/01/23		10	10,825

			1,263,008
Diversified Telecommunication Services — 3.5%
Avaya, Inc., 7.00%, 4/01/19 (b)		45	44,100
Broadview Networks Holdings, Inc., 10.50%, 11/15/17		83	81,675
CenturyLink, Inc., 5.63%, 4/01/20		90	91,575
CommScope Holding Co., Inc., 6.63% (6.63% Cash or 7.38% PIK), 6/01/20 (b)(d)		80	83,200
Consolidated Communications Finance Co., 10.88%, 6/01/20		65	74,913
Intelsat Jackson Holdings SA, 5.50%, 8/01/23 (b)		100	95,125
Intelsat Luxembourg SA, 6.75%, 6/01/18 (b)		190	201,875
Level 3 Communications, Inc.:
7.00%, 3/15/15 (e)		75	102,187
8.88%, 6/01/19		25	27,313
Level 3 Financing, Inc.:
7.00%, 6/01/20		43	45,580
8.63%, 7/15/20		80	89,600
6.13%, 1/15/21 (b)		123	124,230
Telecom Italia SpA, 4.88%, 9/25/20	EUR	110	155,200
Telenet Finance III Luxembourg SCA, 6.63%, 2/15/21		200	297,152
TW Telecom Holdings, Inc.:
5.38%, 10/01/22	USD	55	54,037
5.38%, 10/01/22 (b)		40	39,300
Windstream Corp.:
7.75%, 10/15/20		30	31,837
7.75%, 10/01/21		55	58,300

			1,697,199
Electric Utilities — 2.1%
DPL, Inc.:
6.50%, 10/15/16		20	21,650
7.25%, 10/15/21		60	60,750
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.:
6.88%, 8/15/17 (b)		26	26,910
10.00%, 12/01/20		447	474,937
10.00%, 12/01/20 (b)		187	198,220
11.25% (11.25% Cash or 12.25% PIK), 12/01/18 (b)(d)		164	113,793
Texas Competitive Electric Holdings Co. LLC, 10.50% (10.50% Cash or 11.25% PIK), 11/01/16 (d)		1,890	113,400

			1,009,660
Electrical Equipment — 0.3%
General Cable Corp., 6.50%, 10/01/22 (b)		90	88,200
GrafTech International Ltd., 6.38%, 11/15/20		47	48,175

			136,375
Electronic Equipment, Instruments & Components — 0.6%
Belden, Inc., 5.50%, 4/15/23	EUR	100	133,787
Techem GmbH, 6.13%, 10/01/19		100	149,883

			283,670

Corporate Bonds	Par (000)		Value
Energy Equipment & Services — 1.9%
Atwood Oceanics, Inc., 6.50%, 2/01/20	USD	81	$86,467
Cie Generale de Geophysique — Veritas, 6.50%, 6/01/21		80	82,000
Gulfmark Offshore, Inc., 6.38%, 3/15/22		25	25,187
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20		49	50,593
Key Energy Services, Inc., 6.75%, 3/01/21		30	30,750
Offshore Group Investment Ltd., 7.13%, 4/01/23		96	97,920
Oil States International, Inc., 6.50%, 6/01/19		120	127,650
Pacific Drilling SA, 5.38%, 6/01/20 (b)		67	67,335
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (b)		110	117,150
Seadrill Ltd., 5.63%, 9/15/17 (b)		210	217,350

			902,402
Food & Staples Retailing — 0.2%
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 4.88%, 5/01/21 (b)		67	63,315
Rite Aid Corp.:
9.25%, 3/15/20		15	17,212
6.75%, 6/15/21		39	40,901

			121,428
Food Products — 0.8%
Hawk Acquisition Sub, Inc., 4.25%, 10/15/20 (b)		2	1,935
R&R Ice Cream PLC, 9.25% (9.25% Cash or 9.85% PIK), 5/15/18 (d)	EUR	180	255,056
Sun Merger Sub, Inc.:
5.25%, 8/01/18 (b)	USD	96	100,560
5.88%, 8/01/21 (b)		21	21,525

			379,076
Health Care Equipment & Supplies — 0.8%
Alere, Inc.:
8.63%, 10/01/18		47	50,760
6.50%, 6/15/20		13	13,293
Biomet, Inc.:
6.50%, 8/01/20		50	52,500
6.50%, 10/01/20		50	51,500
DJO Finance LLC/DJO Finance Corp., 8.75%, 3/15/18		34	37,315
Hologic, Inc., 6.25%, 8/01/20		101	106,555
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/01/19		49	55,125

			367,048
Health Care Providers & Services — 2.7%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.:
7.75%, 2/15/19		70	75,250
6.00%, 10/15/21 (b)		45	45,787
CHS/Community Health Systems, Inc., 5.13%, 8/15/18		73	75,373
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22		31	31,387
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (b)		115	127,075
HCA, Inc.:
6.50%, 2/15/20		65	71,419
5.88%, 3/15/22		89	91,893
5.88%, 5/01/23		80	79,000
LifePoint Hospitals, Inc., 5.50%, 12/01/21 (b)		35	35,131
Symbion, Inc., 8.00%, 6/15/16		65	68,900
Teleflex, Inc., 6.88%, 6/01/19		55	57,750

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	55

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Health Care Providers & Services (concluded)
Tenet Healthcare Corp.:
6.25%, 11/01/18	USD	106	$117,395
8.00%, 8/01/20		69	74,951
6.00%, 10/01/20 (b)		54	56,363
4.50%, 4/01/21		68	64,430
4.38%, 10/01/21		17	15,980
8.13%, 4/01/22		161	173,477
Truven Health Analytics, Inc., 10.63%, 6/01/20		60	67,875

			1,329,436
Hotels, Restaurants & Leisure — 3.0%
Brunswick Corp., 4.63%, 5/15/21 (b)		43	41,065
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	100	145,825
Diamond Resorts Corp., 12.00%, 8/15/18 (f)	USD	210	232,050
HRP Myrtle Beach Operations LLC/HRP Myrtle Beach Capital Corp., 0.00%, 4/01/12 (a)(b)(g)		250	—
Intralot Finance Luxembourg SA, 9.75%, 8/15/18	EUR	100	150,468
Isle of Capri Casinos, Inc.:
7.75%, 3/15/19	USD	5	5,413
5.88%, 3/15/21		22	21,615
MGM Resorts International:
7.50%, 6/01/16		17	19,040
7.63%, 1/15/17		11	12,513
8.63%, 2/01/19		3	3,518
6.75%, 10/01/20		10	10,700
6.63%, 12/15/21		14	14,805
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (b)		142	146,615
PNK Finance Corp., 6.38%, 8/01/21 (b)		67	68,507
Six Flags Entertainment Corp., 5.25%, 1/15/21 (b)		97	94,817
Snai SpA, 7.63%, 6/15/18	EUR	100	137,571
Station Casinos LLC, 7.50%, 3/01/21	USD	88	93,720
Sterling Entertainment Enterprises LLC, 9.75%, 11/25/19		150	150,000
Travelport LLC/Travelport Holdings, Inc.:
11.88%, 9/01/16 (b)		7	6,656
11.34% (11.34% Cash or 13.88% PIK), 3/01/16 (b)(d)		73	76,932
Waterford Gaming LLC/Waterford Gaming Financial Corp., 8.63%, 9/15/14 (b)		60	10,760

			1,442,590
Household Durables — 2.4%
Allegion US Holding Co., Inc., 5.75%, 10/01/21 (b)		56	58,240
Beazer Homes USA, Inc.:
7.50%, 9/15/21 (b)		65	67,275
6.63%, 4/15/18		70	75,075
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (b)		70	72,625
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (b)		44	44,220
D.R. Horton, Inc., 4.38%, 9/15/22		25	23,313
Jarden Corp., 7.50%, 5/01/17		30	34,725
K. Hovnanian Enterprises, Inc.:
7.25%, 10/15/20 (b)		58	62,277
9.13%, 11/15/20 (b)		15	16,463

Corporate Bonds	Par (000)		Value
Household Durables (concluded)
KB Home:
7.00%, 12/15/21	USD	44	$45,870
7.50%, 9/15/22		17	17,893
Magnolia BC SA, 9.00%, 8/01/20	EUR	200	288,073
PulteGroup, Inc., 6.38%, 5/15/33	USD	10	9,050
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19		180	199,350
Standard Pacific Corp., 8.38%, 1/15/21		80	93,200
William Lyon Homes, Inc., 8.50%, 11/15/20		50	54,125

			1,161,774
Household Products — 0.3%
Libbey Glass, Inc., 6.88%, 5/15/20		28	30,240
Spectrum Brands Escrow Corp.:
6.38%, 11/15/20 (b)		120	128,100
6.63%, 11/15/22 (b)		10	10,638

			168,978
Independent Power Producers & Energy Traders — 0.6%
Calpine Corp.:
7.50%, 2/15/21 (b)		13	14,186
6.00%, 1/15/22 (b)		21	21,525
5.88%, 1/15/24 (b)		65	63,537
GenOn REMA LLC, 9.24%, 7/02/17		28	28,921
Mirant Mid Atlantic Pass-Through Trust, 9.13%, 6/30/17		67	71,997
NRG Energy, Inc.:
8.25%, 9/01/20		85	94,137
6.63%, 3/15/23		10	10,075

			304,378
Insurance — 0.4%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (b)		68	71,400
CNO Financial Group, Inc., 6.38%, 10/01/20 (b)		34	36,210
Hockey Merger Sub 2, Inc., 7.88%, 10/01/21 (b)		27	27,743
MGIC Investment Corp., 2.00%, 4/01/20 (e)		8	11,040
Radian Group, Inc.:
3.00%, 11/15/17 (e)		10	14,188
2.25%, 3/01/19 (e)		22	32,257

			192,838
Internet Software & Services — 0.8%
IAC/InterActiveCorp, 4.88%, 11/30/18 (b)		48	49,080
VeriSign, Inc., 4.63%, 5/01/23		53	50,615
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		120	131,400
10.13%, 7/01/20		131	150,977

			382,072
IT Services — 0.7%
APX Group, Inc.:
6.38%, 12/01/19		94	95,410
8.75%, 12/01/20		132	134,640
8.75%, 12/01/20 (b)		30	30,525
WEX, Inc., 4.75%, 2/01/23 (b)		68	62,560

			323,135
Life Sciences Tools & Services — 0.2%
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (b)		80	90,000

See Notes to Financial Statements.

56	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Machinery — 0.1%
DH Services Luxembourg S.a.r.l, 7.75%, 12/15/20 (b)	USD	16	$17,000
SPX Corp., 6.88%, 9/01/17		30	33,900

			50,900
Media — 6.0%
AMC Networks, Inc.:
7.75%, 7/15/21		60	67,500
4.75%, 12/15/22		19	18,097
Cablevision Systems Corp., 5.88%, 9/15/22		95	90,963
Catalina Marketing Corp., 11.63%, 10/01/17 (b)(h)		77	79,624
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.25%, 9/30/22		75	70,031
5.13%, 2/15/23		60	55,650
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (a)(b)(g)		166	133,007
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21 (b)		70	65,625
Clear Channel Communications, Inc.:
9.00%, 12/15/19		61	62,220
9.00%, 3/01/21		112	113,120
Clear Channel Worldwide Holdings, Inc.:
Series B, 7.63%, 3/15/20		51	53,614
Series B, 6.50%, 11/15/22 (f)		185	188,931
DISH DBS Corp.:
4.25%, 4/01/18		90	91,800
5.13%, 5/01/20		86	86,215
5.88%, 7/15/22		106	106,000
5.00%, 3/15/23		10	9,325
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (b)		25	26,437
Gannett Co., Inc.:
5.13%, 10/15/19 (b)		29	30,160
5.13%, 7/15/20 (b)		15	15,187
6.38%, 10/15/23 (b)		111	114,885
Gray Television, Inc., 7.50%, 10/01/20		53	56,313
Harron Communications LP/Harron Finance Corp., 9.13%, 4/01/20 (b)		60	66,450
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (b)		23	24,955
MDC Partners, Inc., 6.75%, 4/01/20 (b)		45	47,081
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (b)		40	40,300
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (b)		75	78,375
Nexstar Broadcasting, Inc., 6.88%, 11/15/20		28	29,960
Nielsen Finance LLC/Nielsen Finance Co., 4.50%, 10/01/20		90	87,525
ProQuest LLC/ProQuest Notes Co., 9.00%, 10/15/18 (b)		32	33,120
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (b)		45	45,450
Regal Entertainment Group, 5.75%, 2/01/25		18	16,965
Sirius XM Holdings, Inc., 5.25%, 8/15/22 (b)		10	10,100
Sirius XM Radio, Inc.:
5.88%, 10/01/20 (b)		39	39,780
4.63%, 5/15/23 (b)		28	25,340
Time Warner Cable, Inc.:
6.55%, 5/01/37		10	9,254
6.75%, 6/15/39		73	68,744
5.88%, 11/15/40		20	17,301

Corporate Bonds	Par (000)		Value
Media (concluded)
Unitymedia Hessen GmbH & Co. KG, 7.50%, 3/15/19	USD	230	$250,125
Unitymedia KabelBW GmbH, 9.50%, 3/15/21	EUR	135	215,604
Univision Communications, Inc.:
8.50%, 5/15/21 (b)	USD	52	57,200
6.75%, 9/15/22 (b)		17	18,615
5.13%, 5/15/23 (b)		64	63,920
WMG Acquisition Corp., 11.50%, 10/01/18		114	131,100

			2,911,968
Metals & Mining — 3.4%
ArcelorMittal:
9.50%, 2/15/15		80	86,900
4.25%, 2/25/15		48	49,320
4.25%, 8/05/15		58	60,030
6.13%, 6/01/18		74	81,215
5.00%, 2/25/17		60	64,350
Eco-Bat Finance PLC, 7.75%, 2/15/17	EUR	100	143,761
FMG Resources August 2006 Property Ltd., 6.00%, 4/01/17 (b)	USD	69	73,313
Global Brass & Copper, Inc., 9.50%, 6/01/19		50	57,000
Kaiser Aluminum Corp., 8.25%, 6/01/20		45	50,850
Novelis, Inc., 8.75%, 12/15/20 (f)		365	406,063
S&B Minerals Finance Sca S&B Industrial Minerals North America Inc, 9.25%, 8/15/20	EUR	100	149,952
Steel Dynamics, Inc.:
6.38%, 8/15/22	USD	45	48,600
5.25%, 4/15/23		33	33,000
Taseko Mines Ltd., 7.75%, 4/15/19		90	90,900
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (b)		226	237,865

			1,633,119
Multiline Retail — 0.0%
Burlington Holdings LLC/Burlington Holding Finance, Inc., 9.00% (9.00% Cash or 9.75% PIK), 2/15/18 (b)(d)		7	7,175
Oil, Gas & Consumable Fuels — 11.8%
Access Midstream Partners LP/ACMP Finance Corp.:
6.13%, 7/15/22		90	96,300
4.88%, 5/15/23		53	51,145
Alpha Natural Resources, Inc.:
4.88%, 12/15/20 (e)		30	32,363
6.25%, 6/01/21		16	13,680
Antero Resources Finance Corp., 5.38%, 11/01/21 (b)		56	56,560
Athlon Holdings LP/Athlon Finance Corp., 7.38%, 4/15/21 (b)		32	33,600
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 5.88%, 8/01/23 (b)		34	32,385
Aurora USA Oil & Gas, Inc.:
9.88%, 2/15/17 (b)		119	127,627
7.50%, 4/01/20 (b)		16	16,480
Bonanza Creek Energy, Inc., 6.75%, 4/15/21		72	75,420
Calfrac Holdings LP, 7.50%, 12/01/20 (b)		49	49,980
Carrizo Oil & Gas, Inc.:
8.63%, 10/15/18		50	54,125
7.50%, 9/15/20		50	54,750

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	57

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Chaparral Energy, Inc., 7.63%, 11/15/22	USD	40	$42,800
Chesapeake Energy Corp.:
7.25%, 12/15/18		31	35,805
6.63%, 8/15/20		103	115,103
6.88%, 11/15/20		30	33,900
6.13%, 2/15/21		70	75,075
5.75%, 3/15/23		61	62,830
Chesapeake Midstream Partners LP/CHKM Finance Corp., 5.88%, 4/15/21		93	99,045
Concho Resources, Inc.:
6.50%, 1/15/22		67	72,527
5.50%, 10/01/22		63	65,047
5.50%, 4/01/23		46	47,380
CONSOL Energy, Inc., 8.25%, 4/01/20		20	21,650
Continental Resources, Inc.:
7.13%, 4/01/21		60	68,025
5.00%, 9/15/22		12	12,465
4.50%, 4/15/23		21	21,289
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.13%, 3/01/22 (b)		57	58,425
Crosstex Energy LP/Crosstex Energy Finance Corp., 8.88%, 2/15/18		30	31,537
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (b)		57	58,995
Denbury Resources, Inc., 4.63%, 7/15/23		25	22,563
Diamondback Energy, Inc., 7.63%, 10/01/21 (b)		78	82,290
Drill Rigs Holdings, Inc., 6.50%, 10/01/17 (b)		120	129,600
El Paso LLC, 7.75%, 1/15/32		88	89,325
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17		35	38,937
7.75%, 6/15/19		85	91,163
EP Energy LLC/EP Energy Finance, Inc., 9.38%, 5/01/20		40	46,150
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19		80	86,100
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21		9	9,101
Halcon Resources Corp.:
9.75%, 7/15/20 (b)		10	10,413
8.88%, 5/15/21		72	72,720
Hiland Partners LP/Hiland Partners Finance Corp., 7.25%, 10/01/20 (b)		12	12,870
Hilcorp Energy I LP/Hilcorp Finance Co., 7.63%, 4/15/21 (b)		64	69,440
Holly Energy Partners LP/Holly Energy Finance Corp., 6.50%, 3/01/20		25	26,125
Kinder Morgan, Inc., 5.00%, 2/15/21 (b)		39	38,414
Kodiak Oil & Gas Corp.:
8.13%, 12/01/19		88	97,680
5.50%, 2/01/22		33	32,835
Laredo Petroleum, Inc.:
9.50%, 2/15/19		70	78,225
7.38%, 5/01/22		20	21,700
Legacy Reserves LP/Legacy Reserves Finance Corp., 6.63%, 12/01/21 (b)		25	24,187
Linn Energy LLC/Linn Energy Finance Corp.:
7.00%, 11/01/19 (b)		8	8,080
8.63%, 4/15/20		57	61,560
7.75%, 2/01/21		10	10,575
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.:
6.50%, 8/15/21		50	53,750
6.25%, 6/15/22		70	74,025

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
MEG Energy Corp.:
6.50%, 3/15/21 (b)	USD	96	$101,040
7.00%, 3/31/24 (b)		150	151,875
Memorial Production Partners LP/Memorial Production Finance Corp., 7.63%, 5/01/21		32	32,880
Newfield Exploration Co.:
6.88%, 2/01/20		25	26,781
5.63%, 7/01/24		25	24,875
Northern Oil and Gas, Inc., 8.00%, 6/01/20		53	55,517
Oasis Petroleum, Inc.:
7.25%, 2/01/19		40	43,000
6.50%, 11/01/21		50	53,500
6.88%, 3/15/22 (b)		56	59,360
6.88%, 1/15/23		40	42,600
Offshore Group Investment Ltd., 7.50%, 11/01/19		71	77,213
Parker Drilling Co., 7.50%, 8/01/20 (b)		65	68,250
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20		16	17,360
Peabody Energy Corp.:
6.00%, 11/15/18		49	52,185
6.25%, 11/15/21		50	50,500
7.88%, 11/01/26		85	86,275
4.75%, 12/15/66 (e)		61	48,228
Penn Virginia Corp., 8.50%, 5/01/20		31	33,325
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, 8.38%, 6/01/20		54	59,535
Precision Drilling Corp.:
6.63%, 11/15/20		15	16,013
6.50%, 12/15/21		4	4,260
QEP Resources, Inc.:
5.38%, 10/01/22		56	53,900
5.25%, 5/01/23		30	28,125
Range Resources Corp.:
6.75%, 8/01/20		31	33,557
5.00%, 8/15/22		13	12,773
5.00%, 3/15/23		60	58,650
Regency Energy Partners LP/Regency Energy Finance Corp.:
5.75%, 9/01/20		28	28,910
4.50%, 11/01/23		105	95,550
RKI Exploration & Production LLC/RKI Finance Corp., 8.50%, 8/01/21 (b)		15	15,787
Rosetta Resources, Inc.:
5.63%, 5/01/21		75	74,813
5.88%, 6/01/22		60	59,550
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21 (b)		177	173,017
6.25%, 3/15/22 (b)		100	99,250
5.63%, 4/15/23 (b)		100	93,500
Sabine Pass LNG LP:
7.50%, 11/30/16		100	113,000
6.50%, 11/01/20		45	46,687
SandRidge Energy, Inc.:
8.75%, 1/15/20		66	71,115
7.50%, 2/15/23		61	61,915
Seven Generations Energy Ltd., 8.25%, 5/15/20 (b)		56	60,480
SM Energy Co.:
6.63%, 2/15/19		25	26,563
6.50%, 11/15/21		50	53,000
6.50%, 1/01/23		20	20,975
5.00%, 1/15/24 (b)		64	60,960

See Notes to Financial Statements.

58	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21 (b)	USD	37	$38,665
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.88%, 10/01/20		16	16,360
Ultra Petroleum Corp., 5.75%, 12/15/18 (b)		43	44,183
Vanguard Natural Resources LLC/VNR Finance Corp., 7.88%, 4/01/20		50	52,500
Whiting Petroleum Corp.:
6.50%, 10/01/18		30	31,875
5.00%, 3/15/19		118	120,655
5.75%, 3/15/21		70	72,450

			5,727,478
Paper & Forest Products — 0.6%
Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (b)		74	79,550
Clearwater Paper Corp.:
7.13%, 11/01/18		60	64,050
4.50%, 2/01/23		38	34,200
NewPage Corp., 11.38%, 12/31/14 (a)(g)		122	—
PH Glatfelter Co., 5.38%, 10/15/20		40	41,000
Sappi Papier Holding GmbH, 6.63%, 4/15/21 (b)		25	24,625
Unifrax I LLC/Unifrax Holding Co., 7.50%, 2/15/19 (b)		45	46,575

			290,000
Pharmaceuticals — 1.5%
Capsugel SA, 7.00% (7.00% Cash or 7.75% PIK), 5/15/19 (b)(d)		22	22,413
Catalent Pharma Solutions, Inc., 7.88%, 10/15/18		33	33,577
Endo Finance Co., 5.75%, 1/15/22 (b)		62	62,310
Forest Laboratories, Inc., 5.00%, 12/15/21 (b)		46	46,173
Omnicare, Inc., 3.75%, 4/01/42 (e)		48	72,480
Par Pharmaceutical Cos., Inc., 7.38%, 10/15/20		36	37,215
Pinnacle Merger Sub, Inc., 9.50%, 10/01/23 (b)		22	23,430
Salix Pharmaceuticals Ltd., 6.00%, 1/15/21 (b)		20	20,500
Valeant Pharmaceuticals International:
6.75%, 8/15/18 (b)		174	191,183
6.88%, 12/01/18 (b)		94	100,580
Valeant Pharmaceuticals International, Inc., 5.63%, 12/01/21 (b)		79	79,395
VPII Escrow Corp., 7.50%, 7/15/21 (b)		22	24,145

			713,401
Professional Services — 0.3%
TMF Group Holding BV, 9.88%, 12/01/19	EUR	100	148,821
Real Estate Investment Trusts (REITs) — 0.8%
DuPont Fabros Technology LP, 5.88%, 9/15/21	USD	25	25,813
Felcor Lodging LP:
6.75%, 6/01/19		31	33,015
5.63%, 3/01/23		29	28,275
The Geo Group, Inc., 5.88%, 1/15/22 (b)		45	44,663
GLP Capital LP/GLP Financing II, Inc.:
4.38%, 11/01/18 (b)		26	26,585
4.88%, 11/01/20 (b)		75	75,000
Host Hotels & Resorts LP, 2.50%, 10/15/29 (b)(e)		20	30,275
iStar Financial, Inc.:
3.00%, 11/15/16 (e)		50	68,250
4.88%, 7/01/18		44	43,835

			375,711

Corporate Bonds	Par (000)		Value
Real Estate Management & Development — 1.1%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.88%, 2/15/21 (b)	USD	38	$37,525
The Howard Hughes Corp., 6.88%, 10/01/21 (b)		44	45,760
Realogy Group LLC:
7.88%, 2/15/19 (b)		66	72,435
7.63%, 1/15/20 (b)		20	22,450
9.00%, 1/15/20 (b)		55	64,075
Realogy Group LLC/The Sunshine Group Florida Ltd., 3.38%, 5/01/16 (b)		115	115,863
RPG Byty Sro, 6.75%, 5/01/20	EUR	100	139,290
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (b)	USD	45	43,763
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14 (a)(g)		15	—

			541,161
Road & Rail — 0.5%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 3.00%, 12/01/17 (b)(i)		17	17,106
The Hertz Corp.:
4.25%, 4/01/18		30	30,750
6.75%, 4/15/19		10	10,775
7.38%, 1/15/21		80	87,800
Jack Cooper Finance Co., 9.25%, 6/01/20 (b)		50	53,875
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (b)		34	33,660

			233,966
Semiconductors & Semiconductor Equipment — 0.3%
Advanced Micro Devices, Inc., 7.75%, 8/01/20		24	23,820
NXP BV/NXP Funding LLC, 3.75%, 6/01/18 (b)		85	85,637
SunEdison, Inc.:
2.00%, 10/01/18 (b)(e)		18	20,126
2.75%, 1/01/21 (b)(e)		28	31,343

			160,926
Software — 3.5%
Activision Blizzard, Inc.:
5.63%, 9/15/21 (b)		85	87,975
6.13%, 9/15/23 (b)		58	60,465
Audatex North America, Inc.:
6.00%, 6/15/21 (b)		70	73,325
6.13%, 11/01/23 (b)		30	30,900
BMC Software Finance, Inc., 8.13%, 7/15/21 (b)		40	41,200
Epicor Software Corp., 8.63%, 5/01/19		90	97,650
First Data Corp.:
7.38%, 6/15/19 (b)		140	149,450
8.25%, 1/15/21 (b)		45	47,869
11.25%, 1/15/21 (b)		5	5,519
10.63%, 6/15/21 (b)		108	117,045
11.75%, 8/15/21 (b)		40	42,200
IMS Health, Inc., 12.50%, 3/01/18 (b)		205	242,413
Infor US, Inc., 9.38%, 4/01/19		157	176,625
Interactive Data Corp., 10.25%, 8/01/18 (f)		240	263,100
Interface Security Systems Holdings, Inc./Interface Security Systems LLC, 9.25%, 1/15/18 (b)		27	27,945
Nuance Communications, Inc., 5.38%, 8/15/20 (b)		120	117,300
Sophia LP/Sophia Finance, Inc., 9.75%, 1/15/19 (b)		101	111,857

			1,692,838

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	59

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Specialty Retail — 1.8%
Asbury Automotive Group, Inc., 8.38%, 11/15/20	USD	70	$78,663
Claire’s Stores, Inc.:
9.00%, 3/15/19 (b)		9	9,765
7.75%, 6/01/20 (b)		77	71,610
CST Brands, Inc., 5.00%, 5/01/23		56	54,040
Limited Brands, Inc., 5.63%, 2/15/22		20	20,450
Michaels Stores, Inc., 7.75%, 11/01/18		35	37,975
Neiman Marcus Group Ltd., Inc., 8.00%, 10/15/21 (b)		147	153,615
New Academy Finance Co. LLC/New Academy Finance Corp., 8.00% (8.00% Cash or 8.75% PIK), 6/15/18 (b)(d)		28	28,700
Party City Holdings, Inc., 8.88%, 8/01/20		52	58,240
PC Nextco Holdings LLC/PC Nextco Finance, Inc., 8.75% (8.75% Cash or 9.50% PIK), 8/15/19 (b)(d)		27	27,709
Penske Automotive Group, Inc., 5.75%, 10/01/22		84	85,890
Sally Holdings LLC/Sally Capital, Inc.:
6.88%, 11/15/19		10	11,050
5.75%, 6/01/22		30	31,200
5.50%, 11/01/23		60	59,550
Sonic Automotive, Inc., 5.00%, 5/15/23		13	12,188
United Rentals North America, Inc., 8.25%, 2/01/21		107	120,643

			861,288
Textiles, Apparel & Luxury Goods — 0.3%
Levi Strauss & Co., 6.88%, 5/01/22		20	22,000
PVH Corp., 7.38%, 5/15/20		15	16,519
Quiksilver, Inc./QS Wholesale, Inc., 7.88%, 8/01/18 (b)		15	16,275
SIWF Merger Sub, Inc., 6.25%, 6/01/21 (b)		59	59,516
The William Carter Co., 5.25%, 8/15/21 (b)		34	34,510

			148,820
Thrifts & Mortgage Finance — 0.1%
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (b)		30	30,300
Trading Companies & Distributors — 1.1%
Aircastle Ltd.:
6.75%, 4/15/17		55	61,325
6.25%, 12/01/19		38	40,707
American Builders & Contractors Supply Co., Inc., 5.63%, 4/15/21 (b)		75	75,375
Ashtead Capital, Inc., 6.50%, 7/15/22 (b)		90	95,963
H&E Equipment Services, Inc., 7.00%, 9/01/22		79	86,110
United Rentals North America, Inc.:
7.38%, 5/15/20		40	44,350
7.63%, 4/15/22		55	61,119
5.75%, 7/15/18		65	69,469

			534,418
Transportation Infrastructure — 0.3%
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	100	145,756
Wireless Telecommunication Services — 4.4%
Crown Castle International Corp., 5.25%, 1/15/23	USD	115	112,700
Digicel Group Ltd., 8.25%, 9/30/20 (b)		240	248,700
Digicel Ltd., 6.00%, 4/15/21 (b)		332	320,380
DigitalGlobe, Inc., 5.25%, 2/01/21 (b)		72	70,200

Corporate Bonds	Par (000)		Value
Wireless Telecommunication Services (concluded)
Sprint Communications, Inc.:
9.00%, 11/15/18 (b)	USD	170	$204,850
7.00%, 3/01/20 (b)		254	283,210
Sprint Corp.:
7.88%, 9/15/23 (b)(f)		363	390,225
7.13%, 6/15/24 (b)		160	162,400
T-Mobile USA, Inc.:
6.63%, 4/28/21		175	184,187
6.13%, 1/15/22		30	30,525
6.73%, 4/28/22		80	83,400
6.50%, 1/15/24		55	55,687

			2,146,464
Total Corporate Bonds — 78.6%			38,153,757

Floating Rate Loan Interests (i)
Aerospace & Defense — 0.4%
Sequa Corp., Initial Term Loan, 5.25%, 6/19/17		218	212,561
Airlines — 0.5%
AMR Claims PSA Acrft:
Term Loan, 0.01%, 12/31/49		50	47,500
Term Loan, 0.01%, 12/31/49		35	33,250
AWAS Finance Luxembourg S.A. (FKA AWAS Finance Luxembourg S.à r.l.), Loan, 3.50%, 6/10/16		33	32,779
Genesee & Wyoming, Inc. (RP Acquisition Company Two), Term Loan, 1.92%, 10/02/17		44	43,647
Northwest Airlines, Inc.:
B757-300 (2 Msn 32984 N550Nw), 1.62%, 3/10/17		15	13,238
B757-300 (2 Msn 32984 N584Nw), 2.24%, 3/10/17		18	16,502
Loan B757-200 (1 Msn 26501 N554NW), 1.62%, 9/10/18		16	13,973
Loan B757-200 (2) (1 Msn 26498 N551Nw), 1.62%, 9/10/18		15	13,237
Loan B757-300 (2) (2 Msn 32983 N583Nw), 2.24%, 3/10/17		17	15,785

			229,911
Auto Components — 0.3%
Federal-Mogul Corp.:
Tranche B Term Loan, 2.11%, 12/29/14		112	110,321
Tranche C Term Loan, 2.11%, 12/28/15		53	52,558

			162,879
Building Products — 0.2%
Capital Safety North America Holdings, Inc. (FKA Hupah Finance Inc.), Initial Term Loan, 4.50%, 1/21/19		123	122,975
Capital Markets — 0.2%
Gardner Denver, Inc., Initial Dollar Term Loan, 3.25%, 7/30/20		60	59,843
KCG Holdings, Inc., Term Loan, 5.75%, 12/05/17		26	26,388

			86,231
Chemicals — 0.5%
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		192	183,206

See Notes to Financial Statements.

60	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (i)	Par (000)		Value
Chemicals (concluded)
Axalta Coating Systems Dutch Holding B B.V. & Axalta Coating Systems U.S. Holdings, Inc. (FKA Flash Dutch 2 B.V.), Initial Term B Loan, 4.75%, 2/01/20	USD	10	$9,987
Oxea Finance & Cy S.C.A. (Oxea Finance LLC), Term Loan, (Second Lien), 8.25%, 7/15/20		35	35,591

			228,784
Commercial Services & Supplies — 0.6%
HD Supply, Inc., Term Loan, 4.50%, 10/12/17		157	158,565
The ServiceMaster Company, Tranche C Term Loan, 4.25%, 1/31/17		10	9,873
Spin Holdco, Inc.:
Delayed Draw Incremental TLB, 3.25%, 11/14/19		40	40,250
Initial Term Loan (First Lien), 3.25%, 11/14/19		40	40,075
TWCC Holding Corp., Term Loan (Second Lien), 7.00%, 6/26/20		35	35,941

			284,704
Communications Equipment — 0.6%
Alcatel-Lucent USA, Inc., US Term Loan, 4.75%, 1/30/19		287	288,356
Computers & Peripherals — 0.2%
CDW LLC (FKA CDW Corp.), Term Loan, 3.25%, 4/29/20		80	79,471
Construction & Engineering — 0.1%
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.), Initial Term Loan, 3.75%, 11/26/20		59	59,476
Containers & Packaging — 0.2%
Ardagh Hdgs USA Inc: Tl-B, Term Loan, 4.75%, 12/05/19		30	30,150
Tekni-Plex, Inc., Term Loan, 5.50% - 6.50%, 8/10/19		45	44,775

			74,925
Diversified Telecommunication Services — 0.0%
Avaya, Inc., Term B-5 Loan, 8.00%, 3/31/18		7	7,395
Level 3 Financing, Inc., Tranche B 2020 Term Loan, 4.00%, 1/15/20		15	15,103

			22,498
Electric Utilities — 0.1%
Sandy Creek Energy Associates, L.P., Term Loan, 4.00%, 11/09/20		35	34,961
Energy Equipment & Services — 0.2%
Offshore Group Investment Ltd. (Vantage Delaware Holdings LLC), Term Loan, 4.00%, 10/25/17		51	51,213
Offshore Group Investment Ltd. (Vantage Drilling Company), Second Term Loan, 5.75%, 3/28/19		45	45,113

			96,326
Food & Staples Retailing — 0.1%
BJ’s Wholesale Club, Inc., 2013 (November) Replacement Loan (Second Lien), 8.50%, 3/26/20		30	30,563
Rite Aid Corp., Tranche 1 Term Loan (Second Lien), 5.75%, 8/21/20		20	20,469

			51,032

Floating Rate Loan Interests (i)	Par (000)		Value
Food Products — 0.1%
AdvancePierre Foods, Inc., Term Loan (First Lien), 5.75%, 7/10/17	USD	40	$39,055
Health Care Providers & Services — 0.2%
LHP Operations Co. LLC, Term Loan, 7.50%, 7/03/18		39	38,047
Truven Health Analytics, Inc. (FKA Thomson Reuters (Healthcare) Inc.), New Tranche B Term Loan, 4.50%, 6/06/19		59	59,030

			97,077
Hotels, Restaurants & Leisure — 3.1%
Caesars Entertainment Resort Properties LLC, Term B Loan, 6.00%, 10/11/20		820	815,040
Hilton Worldwide Finance LLC, Initial Term Loan, 2.75%, 10/26/20		362	364,302
Las Vegas Sands LLC, Term B Loan, 2.50%, 12/19/20		95	94,872
MGM Resorts International (MGM Grand Detroit LLC), Term B Loan, 3.50%, 12/20/19		39	39,264
Station Casinos LLC, B Term Loan, 5.00%, 3/02/20		104	105,255
Travelport LLC (FKA Travelport, Inc.), Tranche 2 Loan, 4.00% - 4.38%, 12/01/16 (d)		88	89,637

			1,508,370
Insurance — 0.1%
Alliant Holdings I LLC, Initial Term Loan, 4.25%, 12/20/19		59	59,549
Internet Software & Services — 0.5%
Zayo Group LLC (Zayo Capital, Inc.), Term Loan, 4.00%, 7/02/19		247	246,787
Life Sciences Tools & Services — 0.2%
Patheon, Inc., Initial Term Loan, 7.25%, 12/14/18		35	34,881
Pharmaceutical Product Development, Inc. (Jaguar Holdings LLC), 2013 Term Loan, 4.00%, 12/05/18		54	54,148

			89,029
Machinery — 0.3%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (FKA Silver II U.S. Holdings LLC), Refinancing Term Loan, 4.00%, 12/13/19		54	54,091
Ina Beteiligungsgesellschaft Mit Beschrankter Haftung (FKA Schaeffler AG), Facility C (USD), 4.25%, 1/27/17		25	25,177
Rexnord LLC/RBS Global, Inc., Term B Loan, 4.00%, 8/21/20		58	57,732

			137,000
Media — 1.0%
Cengage Learning Acquisitions, Inc. (Thomson Learning), Original Term Loan, 4.75%, 7/03/14		20	15,282
Clear Channel Communications, Inc.:
Tranche B Term Loan, 3.81%, 1/29/16		24	23,588
Tranche C Term Loan, 3.81%, 1/29/16		17	16,493
Tranche D Term Loan, 6.92%, 1/30/19		264	251,679
MTL Publishing LLC (EMI Music Publishing Group North America Holdings, Inc.), Term B Loan, 4.25%, 6/29/18		33	32,914

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	61

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (i)	Par (000)		Value
Media (concluded)
Tribune Co., Term Loan B, 3.00%, 11/20/20	USD	90	$89,437
Virgin Media Investment Holdings Ltd., B Facility, 2.75%, 6/08/20		50	50,075

			479,468
Metals & Mining — 0.5%
Constellium Holdco B.V. (Constellium France S.A.S), Initial Dollar Term Loan, 6.00%, 3/25/20		50	50,804
FMG Resources (August 2006) Property Ltd. (FMG America Finance, Inc.), Loan, 4.25%, 6/28/19		192	194,439

			245,243
Oil, Gas & Consumable Fuels — 0.4%
American Energy - Utica LLC, Loan, 11.00%, 9/30/18		96	95,873
Chesapeake Energy Corp., Loan, 5.75%, 12/02/17		80	81,600

			177,473
Pharmaceuticals — 0.1%
Catalent Pharma Solutions, Inc. (FKA Cardinal Health 409, Inc.), Term Borrowing, 6.50%, 12/31/17		45	45,619
Professional Services — 0.2%
Interactive Data Corp., Refinanced Term Loan, 3.75%, 2/11/18		79	79,405
Real Estate Investment Trusts (REITs) — 0.1%
iStar Financial, Inc., Loan, 4.50%, 10/15/17		48	48,722
Real Estate Management & Development — 0.1%
Realogy Corp.:
Extended Synthetic Commitment, 0.02% - 4.40%, 10/10/16		13	12,655
Initial Term B Loan, 4.50%, 3/05/20		60	60,164

			72,819
Software — 0.4%
First Data Corp., 2018 Dollar Term Loan, 4.16%, 3/23/18		125	125,086
Kronos, Inc., Initial Term Loan (Second Lien), 9.75%, 4/30/20		90	92,925

			218,011
Specialty Retail — 0.2%
The Neiman Marcus Group, Inc., Term Loan, 5.00%, 10/25/20		75	75,865
Total Floating Rate Loan Interests — 11.7%			5,654,582

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 0.2%
Hilton USA Trust, Series 2013-HLT, Class EFX, 4.45%, 11/05/30 (b)		113	113,640

Other Interests (a)(j)		Beneficial Interest (000)
Auto Components — 0.0%
Lear Corp., Escrow		150	1,313
Lear Corp., Escrow		100	875

			2,188

Other Interests (a)(j)	Beneficial Interest (000)		Value
Capital Markets — 0.1%
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (g)	USD 110		$23,375
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (g)	30		6,375

			29,750
Household Durables — 0.1%
Stanley-Martin, Class B Membership Units (acquired 4/03/06, cost $48,824) (k)	—	(l)	68,950
Total Other Interests — 0.2%			100,888

Preferred Securities
Capital Trusts	Par (000)
Chemicals — 0.3%
Solvay Finance SA, 4.20% (i)(m)	100		141,164
Diversified Financial Services — 0.2%
Bank of America Corp., Series U, 5.20% (i)(m)	66		58,080
Citigroup, Inc., Series D, 5.35% (i)(m)	30		26,340
JPMorgan Chase & Co., Series Q, 5.15% (m)	25		22,437

			106,857
Total Capital Trusts — 0.5%			248,021

Preferred Stocks	Shares
Auto Components — 1.1%
Dana Holding Corp., 4.00% (b)(e)	2,825		466,478
The Goodyear Tire & Rubber Co., 5.88% (e)	870		58,160

			524,638
Commercial Banks — 0.5%
Citigroup, Inc., Series J, 7.13% (i)	5,000		129,700
Citigroup, Inc., Series K, 6.88% (i)	5,000		126,700

			256,400
Oil, Gas & Consumable Fuels — 0.1%
Chesapeake Energy Corp., 5.75% (e)	30		33,750
Total Preferred Stocks — 1.7%			814,788

Trust Preferreds
Diversified Financial Services — 1.4%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (i)	25,960		694,170
Total Preferred Securities — 3.6%			1,756,979
Total Long-Term Investments (Cost — $47,974,367) — 101.8%			49,392,690

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (n)(o)	1,084,123		1,084,123
Total Short-Term Securities (Cost — $1,084,123) — 2.2%			1,084,123
Total Investments (Cost — $49,058,490) — 104.0%			50,476,813
Liabilities in Excess of Other Assets — (4.0)%			(1,953,948)

Net Assets — 100.0%			$48,522,865

See Notes to Financial Statements.

62	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.

(d)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(e)	Convertible security.

(f)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(h)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(i)	Variable rate security. Rate shown is as of report date.

(j)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(k)	Restricted security as to resale. As of report date, the Fund held 0.14% of its net assets, with a current market value of $68,950 and original cost of $48,824 in this security.

(l)	Amount is less than $500.

(m)	Security is perpetual in nature and has no stated maturity date.

(n)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Net Activity	Shares Held at December 31, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	946,191	137,932	1,084,123	$325

(o)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of December 31, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Deutsche Bank Securities, Inc.	0.58%	6/11/13	Open	$368,000	$369,215
Deutsche Bank Securities, Inc.	0.58%	9/09/13	Open	147,000	147,272
Barclays Capital, Inc.	0.60%	10/31/13	Open	202,913	203,126
Barclays Capital, Inc.	0.60%	10/31/13	Open	293,263	293,570
Deutsche Bank Securities, Inc.	0.58%	11/05/13	Open	237,000	237,222
Deutsche Bank Securities, Inc.	0.58%	11/05/13	Open	206,000	206,193
Barclays Capital, Inc.	0.60%	12/02/13	Open	354,832	355,016
Total				$1,809,008	$1,811,614

•	Financial futures contracts as of December 31, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration		Notional Value	Unrealized Depreciation
(10)	S&P500 E-Mini Futures	Chicago Mercantile	March 2014	USD	920,500	$(22,101)

•	Foreign currency exchange contracts as of December 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	460,000	USD	632,649	Barclays Bank PLC	1/22/14	$166
USD	4,502,147	EUR	3,334,000	Barclays Bank PLC	1/22/14	(84,384)
USD	136,068	EUR	100,000	Royal Bank of Canada	1/22/14	(1,501)
USD	23,174	CAD	24,000	Barclays Bank PLC	1/23/14	593
Total						$(85,126)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	63

Schedule of Investments (continued)	BlackRock High Yield Portfolio

•	OTC credit default swaps — buy protection outstanding as of December 31, 2013 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/18	USD	9	$2,744	$2,265	$479
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/18	USD	9	2,743	2,499	244
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/18	USD	9	2,743	2,538	205
Cooper Tire & Rubber Co.	5.00%	Goldman Sachs International	12/20/18	USD	30	(3,046)	251	(3,297)
Cooper Tire & Rubber Co.	5.00%	Goldman Sachs International	12/20/18	USD	20	(2,030)	50	(2,080)
Cooper Tire & Rubber Co.	5.00%	Goldman Sachs International	12/20/18	USD	15	(1,523)	(235)	(1,288)
Total						$1,631	$7,368	$(5,737)

•	OTC credit default swaps — sold protection outstanding as of December 31, 2013 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/15	CCC-	USD	9	$(1,054)	$(1,142)	$88
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/15	CCC-	USD	9	(1,054)	(1,140)	86
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/15	CCC-	USD	9	(1,217)	(1,099)	(118)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	12/20/15	CCC-	USD	25	(6,476)	(3,040)	(3,436)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/15	CCC-	USD	47	(12,314)	(11,549)	(765)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/15	CCC-	USD	13	(3,415)	(2,776)	(639)
Caesars Entertainment Operating Co., Inc.	5.00%	Citibank N.A.	3/20/16	CCC-	USD	11	(3,356)	(1,704)	(1,652)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD	63	(19,442)	(9,686)	(9,756)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD	53	(16,235)	(10,467)	(5,768)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD	19	(5,941)	(4,019)	(1,922)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD	19	(5,941)	(4,019)	(1,922)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD	13	(3,993)	(2,448)	(1,545)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	3/20/16	CCC-	USD	8	(2,307)	(1,336)	(971)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	6/20/16	CCC-	USD	97	(33,083)	(21,006)	(12,077)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	6/20/16	CCC-	USD	70	(23,848)	(14,976)	(8,872)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	6/20/16	CCC-	USD	35	(11,980)	(7,768)	(4,212)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	6/20/16	CCC-	USD	27	(9,348)	(4,948)	(4,400)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	9/20/16	CCC-	USD	111	(41,420)	(22,645)	(18,775)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/17	CCC-	USD	41	(18,126)	(11,542)	(6,584)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/17	CCC-	USD	36	(15,825)	(8,967)	(6,858)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/17	CCC-	USD	24	(10,553)	(6,359)	(4,194)
Smithfield Foods, Inc.	5.00%	Credit Suisse International	6/20/18	BB-	USD	28	3,606	3,215	391
Total							$(243,322)	$(149,421)	$(93,901)

[1]	Using S&P’s rating of the issuer.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

64	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock High Yield Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]:
Common Stocks	$2,985,003	$152,694	$475,147	$3,612,844
Corporate Bonds	—	37,745,405	408,352	38,153,757
Floating Rate Loan Interests.	—	5,208,355	446,227	5,654,582
Non-Agency Mortgage-Backed Securities	—	—	113,640	113,640
Other Interests	—	29,750	71,138	100,888
Preferred Securities	1,508,958	248,021	—	1,756,979
Short-Term Securities	1,084,123	—	—	1,084,123
Total	$5,578,084	$43,384,225	$1,514,504	$50,476,813

[1] See above Schedule of Investments for values in each industry.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Credit contracts	—	$1,493	—	$1,493
Foreign currency exchange contracts	—	759	—	759
Liabilities:
Credit contracts	—	(101,131)	—	(101,131)
Equity contracts	$(22,101)	—	—	(22,101)
Foreign currency exchange contracts	—	(85,885)	—	(85,885)
Total	$(22,101)	$(184,764)	—	$(206,865)

[2] Derivative financial instruments are financial futures contracts, foreign currency exchange contracts and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	65

Schedule of Investments (concluded)	BlackRock High Yield Portfolio

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of December 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$6,321	—	—	$6,321
Foreign currency at value	7,832	—	—	7,832
Cash pledged for financial futures contracts	63,000	—	—	63,000
Liabilities:
Reverse repurchase agreements	—	$(1,811,614)	—	(1,811,614)
Total	$77,153	$(1,811,614)	—	$(1,734,461)

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2013.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Other Interests	Total
Assets:
Opening Balance, as of December 31, 2012	$36,023	$449,482	$1,039,097	—	$71,806	$1,596,408
Transfers into Level 3	55	55,292	45,111	—	—	100,458
Transfers out of Level 3	—	(78,375)	(160,128)	—	—	(238,503)
Accrued discounts/premiums	—	—	2,453	$(2)	—	2,451
Net realized gain (loss)	(50,130)	85	(4,863)	—	—	(54,908)
Net change in unrealized appreciation/depreciation[1]	134,675	(58,693)	45,420	(103)	(668)	120,631
Purchases	394,100	249,576	392,788	113,745	—	1,150,209
Sales	(39,576)	(209,015)	(913,651)	—	—	(1,162,242)
Closing Balance, as of December 31, 2013	$475,147	$408,352	$446,227	$113,640	$71,138	$1,514,504

1 The change in unrealized appreciation/depreciation on investments still held as of December 31, 2013 was $(16,587).

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

66	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Schedule of Investments December 31, 2013	BlackRock Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.5%
The Boeing Co.	16,200	$2,211,138
Rockwell Collins, Inc.	7,000	517,440

		2,728,578
Airlines — 1.9%
United Continental Holdings, Inc. (a)	90,289	3,415,633
Auto Components — 2.1%
BorgWarner, Inc.	19,940	1,114,845
TRW Automotive Holdings Corp. (a)	36,402	2,707,945

		3,822,790
Biotechnology — 2.7%
Amgen, Inc.	15,300	1,746,648
Biogen Idec, Inc. (a)	4,100	1,146,975
Celgene Corp. (a)	7,700	1,300,992
Gilead Sciences, Inc. (a)	7,500	563,625

		4,758,240
Building Products — 0.2%
Allegion PLC (a)	9,000	397,710
Capital Markets — 1.4%
The Goldman Sachs Group, Inc.	14,599	2,587,819
Chemicals — 0.9%
Cabot Corp.	12,749	655,299
The Dow Chemical Co.	21,500	954,600

		1,609,899
Commercial Banks — 3.8%
SunTrust Banks, Inc.	59,900	2,204,919
U.S. Bancorp	114,975	4,644,990

		6,849,909
Commercial Services & Supplies — 0.7%
Tyco International Ltd.	28,850	1,184,004
Communications Equipment — 2.1%
Brocade Communications Systems, Inc. (a)	79,000	700,730
Cisco Systems, Inc.	132,600	2,976,870

		3,677,600
Computers & Peripherals — 5.0%
Apple Inc.	6,000	3,366,660
EMC Corp.	112,600	2,831,890
NetApp, Inc.	28,748	1,182,693
Western Digital Corp.	18,620	1,562,218

		8,943,461
Construction & Engineering — 0.5%
KBR, Inc.	28,330	903,444
Consumer Finance — 2.4%
Discover Financial Services	75,700	4,235,415
Containers & Packaging — 1.1%
Packaging Corp. of America	30,541	1,932,634
Diversified Financial Services — 8.3%
Bank of America Corp.	301,339	4,691,848
Citigroup, Inc.	88,793	4,627,003
JPMorgan Chase & Co.	96,165	5,623,729

		14,942,580
Electronic Equipment, Instruments & Components — 1.2%
Avnet, Inc.	25,900	1,142,449
TE Connectivity Ltd.	18,200	1,003,002

		2,145,451

Common Stocks	Shares	Value
Energy Equipment & Services — 3.5%
Halliburton Co.	35,200	$1,786,400
Oceaneering International, Inc.	15,450	1,218,696
Schlumberger Ltd.	36,100	3,252,971

		6,258,067
Food & Staples Retailing — 3.1%
CVS Caremark Corp.	72,375	5,179,879
Wal-Mart Stores, Inc.	4,325	340,334

		5,520,213
Health Care Equipment & Supplies — 2.1%
Abbott Laboratories	39,500	1,514,035
Medtronic, Inc.	40,600	2,330,034

		3,844,069
Health Care Providers & Services — 5.0%
Aetna, Inc.	31,700	2,174,303
Envision Healthcare Holdings, Inc. (a)	3,800	134,976
McKesson Corp.	20,100	3,244,140
UnitedHealth Group, Inc.	21,800	1,641,540
Universal Health Services, Inc., Class B	21,852	1,775,694

		8,970,653
Industrial Conglomerates — 3.6%
3M Co.	40,025	5,613,506
General Electric Co.	29,625	830,389

		6,443,895
Insurance — 4.3%
American International Group, Inc.	85,800	4,380,090
Genworth Financial, Inc., Class A (a)	50,600	785,818
The Travelers Cos., Inc.	28,100	2,544,174

		7,710,082
Internet Software & Services — 4.7%
AOL, Inc. (a)	20,100	937,062
Google, Inc., Class A (a)	5,895	6,606,585
Yahoo!, Inc. (a)	20,800	841,152

		8,384,799
IT Services — 3.7%
Alliance Data Systems Corp. (a)(b)	4,100	1,078,013
MasterCard, Inc., Class A	5,440	4,544,902
Teradata Corp. (a)	21,700	987,133

		6,610,048
Life Sciences Tools & Services — 1.4%
Agilent Technologies, Inc.	43,500	2,487,765
Machinery — 2.4%
Ingersoll-Rand PLC	30,000	1,848,000
Parker Hannifin Corp.	11,178	1,437,938
WABCO Holdings, Inc. (a)	10,800	1,008,828

		4,294,766
Media — 4.1%
Comcast Corp., Class A	96,400	5,009,426
Twenty-First Century Fox, Inc., Class A	67,138	2,361,915

		7,371,341
Multiline Retail — 1.4%
Dillard’s, Inc., Class A	9,130	887,527
Macy’s, Inc.	20,200	1,078,680
Nordstrom, Inc.	8,275	511,395

		2,477,602

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	67

Schedule of Investments (continued)	BlackRock Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels — 6.4%
Chevron Corp.	9,670	$1,207,880
Exxon Mobil Corp.	17,150	1,735,580
Marathon Petroleum Corp.	33,648	3,086,531
PBF Energy, Inc., Class A	35,364	1,112,551
Suncor Energy, Inc.	93,760	3,286,288
Tesoro Corp.	17,118	1,001,403

		11,430,233
Paper & Forest Products — 1.2%
Domtar Corp.	9,900	933,966
International Paper Co.	24,800	1,215,944

		2,149,910
Pharmaceuticals — 7.0%
AbbVie, Inc.	37,600	1,985,656
Eli Lilly & Co.	25,925	1,322,175
Johnson & Johnson	7,400	677,766
Merck & Co., Inc.	80,590	4,033,530
Pfizer, Inc.	149,850	4,589,905

		12,609,032
Semiconductors & Semiconductor Equipment — 1.1%
Applied Materials, Inc.	113,420	2,006,400
Software — 3.4%
Activision Blizzard, Inc.	29,500	525,985
CA, Inc.	9,025	303,691
Microsoft Corp.	27,500	1,029,325
Oracle Corp.	89,500	3,424,270
Symantec Corp.	34,300	808,794

		6,092,065

Common Stocks	Shares	Value
Specialty Retail — 4.3%
Lowe’s Cos., Inc.	89,500	$4,434,725
Ross Stores, Inc.	44,100	3,304,413

		7,739,138
Trading Companies & Distributors — 0.2%
MRC Global, Inc. (a)	13,700	441,962
Total Long-Term Investments (Cost — $130,779,761) — 98.7%		176,977,207

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (c)(d)	2,387,873	2,387,873
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (c)(d)(e)	$1,078	1,077,665
Total Short-Term Securities (Cost — $3,465,538) — 2.0%		3,465,538
Total Investments (Cost — $134,245,299) — 100.7%		180,442,745
Liabilities in Excess of Other Assets — (0.7)%		(1,181,377)

Net Assets — 100.0%		$179,261,368

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2012	Net Activity	Shares/Beneficial Interest Held at December 31, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,847,977	539,896	2,387,873	$1,001
BlackRock Liquidity Series, LLC, Money Market Series	$804,075	$273,590	$1,077,665	$1,823

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

68	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Schedule of Investments (concluded)	BlackRock Large Cap Core Portfolio

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$176,977,207	—	—	$176,977,207
Short-Term Securities	2,387,873	$1,077,665	—	3,465,538
Total	$179,365,080	$1,077,665	—	$180,442,745

[1] See above Schedule of Investments for values in each industry.

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of December 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$79	—	—	$79
Liabilities:
Collateral on securities loaned at value	—	$(1,077,665)	—	(1,077,665)
Total	$79	$(1,077,665)	—	$(1,077,586)

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	69

Schedule of Investments December 31, 2013	BlackRock Money Market Portfolio
(Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value
Domestic — 1.4%
Wells Fargo Bank N.A., 0.24%, 11/26/14 (a)	$2,000	$2,000,000
Euro — 2.0%
National Australia Bank Ltd., London:
0.25%, 3/07/14	2,000	2,000,000
0.24%, 10/23/14 (a)	1,000	1,000,000

		3,000,000
Yankee (b) — 23.3%
Bank of Montreal, Chicago, 0.24%, 9/05/14 (a)	1,500	1,500,000
Bank of Nova Scotia, Houston, 0.27%, 8/08/14 (a)	1,000	1,000,000
Barclays Bank PLC, New York, 0.25%, 2/03/14	1,500	1,500,000
BNP Paribas S.A., New York, 0.33%, 2/03/14 (a)	2,000	2,000,000
Canadian Imperial Bank of Commerce, New York:
0.28%, 1/08/14 (a)	1,000	1,000,000
0.27%, 2/04/14 (a)	1,000	1,000,000
0.29%, 6/02/14 (a)	2,625	2,625,000
Credit Suisse Group A.G., New York:
0.26%, 3/18/14	1,000	1,000,000
0.26%, 4/22/14	1,500	1,500,000
0.32%, 6/06/14 (a)	500	500,000
Deutsche Bank A.G., New York:
0.30%, 2/28/14 (a)	1,000	1,000,000
0.25%, 4/30/14 (a)	2,000	2,000,000
DnB NOR Bank ASA, New York, 0.24%, 2/14/14	1,000	1,000,000
National Australia Bank Ltd., New York, 0.27%, 8/08/14 (a)	1,000	1,000,070
National Bank of Canada, New York, 0.30%, 3/10/14 (a)	900	900,000
Natixis S.A., New York, 0.29%, 3/06/14 (a)	1,800	1,799,878
Nordea Bank Finland PLC, New York, 0.25%, 2/03/14	1,000	1,000,000
Rabobank Nederland N.V., New York:
0.41%, 1/08/14	1,000	1,000,000
0.28%, 9/16/14 (a)	2,000	2,000,000
Royal Bank of Canada, New York:
0.23%, 1/15/14 (a)	750	750,000
0.27%, 10/10/14 (a)	1,000	1,000,000
Societe Generale, New York, 0.34%, 3/06/14 (a)	1,000	1,000,000
Sumitomo Trust & Banking Co. Ltd., New York, 0.22%, 4/04/14	1,000	1,000,000
Toronto Dominion Bank, New York, 0.17%, 2/19/14 (a)	1,000	1,000,000
UBS AG, Stamford, 0.29%, 3/31/14 (a)	1,000	1,000,000
Westpac Banking Corp., New York:
0.25%, 8/28/14 (a)	2,000	2,000,000
0.24%, 10/08/14 (a)	1,500	1,500,000

		34,574,948
Total Certificates of Deposit — 26.7%		39,574,948

Commercial Paper
Albion Capital LLC, 0.21%, 2/21/14 (c)	2,500	2,499,271
BNP Paribas Finance, Inc.:
0.34%, 3/13/14 (c)	2,000	1,998,678
0.33%, 6/06/14 (c)	2,000	1,997,158
Caisse Central De Desjardins Du Quebec, 0.22%, 4/04/14 (c)	1,000	999,438

Commercial Paper	Par (000)	Value
Caisse Des Depots et Consignations, 0.18%, 3/07/14 (c)	$1,500	$1,499,520
Cancara Asset Securitisation LLC, 0.21%, 2/28/14 (c)	1,500	1,499,501
Collateralized Commercial Paper Co. LLC:
0.30%, 1/30/14 (c)	1,000	999,767
0.30%, 2/26/14 (c)	1,899	1,898,130
0.30%, 3/11/14 (c)	1,000	999,433
Commonwealth Bank of Australia:
0.26%, 3/28/14 (a)	2,000	2,000,293
0.24%, 11/24/14 (a)	1,500	1,500,000
DnB NOR Bank ASA:
0.26%, 1/27/14 (c)	1,800	1,799,675
0.26%, 2/06/14 (c)	2,000	1,999,504
Gemini Securitization Corp. LLC, 0.23%, 3/17/14 (c)	500	499,764
Govco LLC:
0.23%, 1/17/14 (c)	540	539,948
0.25%, 2/05/14 (c)	1,001	1,000,764
HSBC Bank PLC:
0.27%, 9/09/14 (a)(d)	1,000	1,000,000
0.27%, 9/11/14 (a)	1,000	1,000,000
0.26%, 11/19/14 (a)	1,500	1,500,000
ING US Funding LLC:
0.29%, 2/07/14 (c)	1,000	999,710
0.28%, 3/12/14 (c)	1,500	1,499,195
Jupiter Securitization Co. LLC:
0.21%, 1/07/14 (c)	250	249,993
0.24%, 4/03/14 (c)	2,000	1,998,787
0.23%, 6/02/14 (c)	3,000	2,997,106
Kells Funding LLC:
0.22%, 6/04/14 (a)	1,500	1,500,000
0.24%, 10/14/14 (a)(d)	1,000	1,000,000
Manhattan Asset Funding Co. LLC, 0.20%, 1/06/14 (c)	1,000	999,978
Matchpoint Master Trust, 0.10%, 1/02/14 (c)	972	972,000
Mizuho Funding LLC, 0.25%, 3/27/14 (c)	1,000	999,428
Nordea Bank AB, 0.24%, 8/12/14 (c)	1,500	1,497,780
NRW.Bank, 0.15%, 1/02/14 (c)	850	850,000
Old Line Funding LLC, 0.23%, 6/09/14 (c)	500	499,495
Rabobank USA Financial Corp., 0.29%, 5/08/14 (c)	1,500	1,498,477
Sheffield Receivables Corp., 0.23%, 2/03/14 (c)	1,500	1,499,693
Skandinaviska Enskilda Banken AB:
0.28%, 4/09/14 (c)	1,000	999,259
0.28%, 5/07/14 (c)	900	899,141
Societe Generale North America, Inc., 0.25%, 3/03/14 (c)	1,000	999,583
Sumitomo Mitsui Banking Corp., 0.20%, 3/04/14 (c)	3,500	3,498,814
Thunder Bay Funding LLC, 0.24%, 4/01/14 (c)	1,500	1,499,110
Victory Receivables Corp.:
0.15%, 1/09/14 (c)	3,000	2,999,912
0.16%, 1/29/14 (c)	1,500	1,499,820
Westpac Banking Corp., 0.27%, 7/09/14 (a)	1,045	1,045,000
Total Commercial Paper — 40.2%		59,733,125

See Notes to Financial Statements.

70	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock Money Market Portfolio
(Percentages shown are based on Net Assets)

Corporate Notes	Par (000)	Value
Svenska Handelsbanken AB, 0.28%, 6/15/14 (a)(d)	$1,200	$1,200,000
Westpac Banking Corp., 0.98%, 3/31/14 (a)(d)	2,000	2,003,560
Total Corporate Notes — 2.2%		3,203,560

Municipal Bonds (e)
Catawba County RB (Catawba Valley Medical Center Project) Series 2009 VRDN (Branch Banking & Trust Co. LOC), 0.19%, 1/07/14	4,285	4,285,000
Houston Utility System RB (First Lien Water Revenue Project) Series 2004B-3 VRDN (Sumitomo Mitsui Banking Corp. LOC), 0.04%, 1/07/14	3,000	3,000,000
New York City IDRB (New York Law School Project) Series 2006A VRDN (JPMorgan Chase Bank N.A. LOC), 0.04%, 1/07/14	1,640	1,640,000
Rhode Island Housing & Mortgage Finance Corp. RB (Groves at Johnston Project) Series 2006 VRDN (Freddie Mac Guaranty), 0.05%, 1/07/14	3,600	3,600,000
Total Municipal Bonds — 8.4%		12,525,000

Time Deposits
ING Bank N.V.:
0.12%, 1/03/14	2,000	2,000,000
0.12%, 1/06/14	1,000	1,000,000
Natixis, 0.05%, 1/02/14	5,000	5,000,000
Total Time Deposits — 5.4%		8,000,000

U.S. Government Sponsored Agency Obligations
Fannie Mae Variable Rate Notes, 0.14%, 2/27/15 (a)	1,000	999,710
Freddie Mac Variable Rate Notes, 0.16%, 11/25/15 (a)	1,000	1,000,000
Total U.S. Government Sponsored Agency Obligations — 1.3%		1,999,710

U.S. Treasury Obligations
U.S. Treasury Notes:
1.00%, 1/15/14	1,500	1,500,465
1.25%, 2/15/14	3,000	3,003,882
1.88%, 2/28/14	1,600	1,604,338
0.25%, 4/30/14	4,465	4,466,267
2.38%, 10/31/14	700	712,872
Total U.S. Treasury Obligations — 7.6%		11,287,824

Repurchase Agreements	Par (000)	Value
Barclays Capital, Inc., 0.25%, 3/10/14 (Purchased on 12/09/13 to be repurchased at $1,000,632, collateralized by various U.S. government sponsored agency obligations, 0.00% to 6.03% due from 12/20/39 to 12/25/43, aggregate original par and fair value of $8,044,981 and $1,096,763, respectively)	$1,000	$1,000,000
Total Value of Barclays Capital, Inc. (collateral value of $1,096,763)		1,000,000
Deutsche Bank Securities, Inc., 0.03%, 1/02/14 (Purchased on 12/31/13 to be repurchased at $8,244,014, collateralized by various U.S. government sponsored agency obligations, 0.00% to 0.88% due from 8/28/14 to 7/15/29, aggregate original par and fair value of $12,067,000 and $8,409,058, respectively)	8,244	8,244,000
Total Value of Deutsche Bank Securities, Inc. (collateral value of $8,409,058)		8,244,000
Mizuho Securities USA, 1.11%, 2/03/14 (e) (Purchased on 3/04/13 to be repurchased at $1,717,612, collateralized by various corporate/debt and U.S. government sponsored agency obligations, 6.00% to 6.33% due from 10/25/37 to 2/15/42, aggregate original par and fair value of $5,353,691 and $2,125,542, respectively)	1,700	1,700,000
Total Value of Mizuho Securities USA (collateral value of $2,125,542)		1,700,000
Wells Fargo Securities, LLC, 0.47%, 1/07/14 (Purchased on 10/01/13 to be repurchased at $1,201,535, collateralized by various corporate/debt and U.S. government sponsored agency obligations, 0.00% to 6.40% due from 4/15/17 to 7/25/44, aggregate original par and fair value of $1,213,177 and $1,284,587, respectively)	1,200	1,200,000
Total Value of Wells Fargo Securities, LLC (collateral value of $1,284,587)		1,200,000
Total Repurchase Agreements — 8.2%		12,144,000
Total Investments (Cost — $148,468,167*) — 100.0%		148,468,167
Other Assets Less Liabilities — 0.0%		16,371

Net Assets — 100.0%		$148,484,538

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	71

Schedule of Investments (concluded)	BlackRock Money Market Portfolio

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Variable rate security. Rate shown is as of report date.

(b)	US dollar denominated security issued by foreign domiciled entity.

(c)	Rate shown reflects the discount rate at the time of purchase.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$148,468,167	—	$148,468,167

[1]	See above Schedule of Investments for values in each security type.

The carrying amount for certain of the Fund’s assets approximates fair value for financial statement purposes. As of December 31, 2013, cash of $429 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

72	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Statements of Assets and Liabilities

December 31, 2013	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio[1]	BlackRock High Yield Portfolio

Assets
Investments at value — unaffiliated[2,3]	$609,379,553	$158,162,217	$276,522,836	$49,392,690
Investments at value — affiliated[4]	2,477,706	3,080,947	2,475,740	1,084,123
Cash	7,475,845	161,147	—	6,321
Cash pledged for financial futures contracts	77,000	—	—	63,000
Cash pledged for centrally cleared swaps	130,000	—	7,840	—
Foreign currency at value[5]	21,102	1	17,797	7,832
Variation margin receivable on financial futures contracts	68,752	—	—	—
Investments sold receivable	3,409,726	1,569,093	246,756	391,594
TBA sale commitments receivable	35,082,316	—	—	—
Swap premiums paid	117,371	—	—	10,818
Unrealized appreciation on foreign currency exchange contracts	319	94,775	433,168	759
Unrealized appreciation on OTC swaps	161,244	—	50,008	1,493
Capital shares sold receivable	265,208	4	119,845	—
Interest receivable	1,053,104	—	559,933	719,220
Dividends receivable	346,817	93,597	232,197	659
Receivable from Manager	61,725	15,056	66,923	7,154
Income receivable — affiliated	15,284	11,834	364	8,162
Securities lending income receivable — affiliated	51	778	1,092	—
Prepaid expenses	1,336	127	10,897	36
Other assets	51,154	—	938	—

Total assets	660,195,613	163,189,576	280,746,334	51,693,861

Liabilities
Bank overdraft	—	—	10,772	—
Options written at value[6]	29,997	—	656,683	—
Borrowed bonds at value[7]	2,373,985	—	—	—
TBA sale commitments at value[8]	35,019,480	—	—	—
Reverse repurchase agreements	32,753,066	—	—	1,811,614
Cash received as collateral for OTC derivatives	—	—	200,000	—
Collateral on securities loaned at value	1,724,450	2,994,825	1,130,115	—
Variation margin payable on financial futures contracts	28,706	—	55,504	3,125
Variation margin payable on centrally cleared swaps	5,563	—	8,408	—
Investments purchased payable	49,458,692	1,930,876	1,643,752	696,755
Swap premiums received	257,641	—	—	152,871
Unrealized depreciation on foreign currency exchange contracts	34,751	—	65,436	85,885
Unrealized depreciation on OTC swaps	153,010	—	41,365	101,131
Interest expense payable	16,325	—	—	—
Capital shares redeemed payable	211,161	54,037	497	446
Income dividends payable	—	—	—	226,532
Investment advisory fees payable	161,313	46,760	83,287	11,231
Other affiliates payable	1,266	357	680	119
Officer’s and Directors’ fees payable	5,266	3,980	4,428	3,674
Other accrued expenses payable	320,196	107,585	223,021	77,613

Total liabilities	122,554,868	5,138,420	4,123,948	3,170,996

Net Assets	$537,640,745	$158,051,156	$276,622,386	$48,522,865

Net Assets Consist of
Paid-in capital	$442,123,015	$117,314,650	$245,319,646	$52,295,599
Undistributed (distributions in excess of) net investment income	211,283	16,897	(688,552)	(74,500)
Accumulated net realized gain (loss)	4,693,271	4,269,226	(321,725)	(4,910,976)
Net unrealized appreciation/depreciation	90,613,176	36,450,383	32,313,017	1,212,742

Net Assets	$537,640,745	$158,051,156	$276,622,386	$48,522,865

Shares outstanding, $0.10 par value[9]	29,447,423	4,141,502	16,300,596	8,532,638

Net asset value, offering and redemption price per share	$18.26	$38.16	$16.97	$5.69

[1] Consolidated Statement of Assets and Liabilities
[2] Investments at cost — unaffiliated	$519,374,006	$121,806,609	$243,767,749	$47,974,367
[3] Securities loaned at value	1,709,045	$2,996,793	$1,094,311	—
[4] Investments at cost — affiliated	$2,477,706	$3,080,947	$2,606,252	$1,084,123
[5] Foreign currency at cost	$21,161	$1	$13,885	$7,743
[6] Premiums received	19,214	—	$481,767	—
[7] Proceeds from borrowed bonds	$2,611,388	—	—	—
[8] Proceeds from TBA sale commitments	$34,945,278	—	—	—
[9] Authorized shares	300 million	100 million	100 million	100 million

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	73

Statements of Assets and Liabilities (concluded)

December 31, 2013	BlackRock Large Cap Core Portfolio	BlackRock Money Market Portfolio

Assets
Investments at value — unaffiliated[1,2]	$176,977,207	$136,324,167
Investments at value — affiliated[3]	3,465,538	—
Repurchase agreements at value[4]	—	12,144,000
Cash	79	429
Capital shares sold receivable	1,029	75,482
Interest receivable	—	59,754
Dividends receivable	170,169	—
Receivable from Manager	19,861	1,194
Income receivable — affiliated	9,040	—
Securities lending income receivable — affiliated	147	—
Prepaid expenses	630	82

Total assets	180,643,700	148,605,108

Liabilities
Collateral on securities loaned at value	1,077,665	—
Investments purchased payable	25,476	—
Capital shares redeemed payable	109,359	378
Transfer agent fees payable	—	38,984
Professional fees payable	—	34,400
Investment advisory fees payable	53,229	23,516
Printing fees payable	—	9,028
Custodian fees payable	—	6,251
Other affiliates payable	408	389
Officer’s and Directors’ fees payable	4,055	4,045
Other accrued expenses payable	112,140	3,579

Total liabilities	1,382,332	120,570

Net Assets	$179,261,368	$148,484,538

Net Assets Consist of
Paid-in capital	$140,112,306	$148,484,278
Undistributed net investment income	39,838	—
Accumulated net realized gain (loss)	(7,088,222)	260
Net unrealized appreciation/depreciation	46,197,446	—

Net Assets	$179,261,368	$148,484,538

Shares outstanding, $0.10 par value[5]	6,518,481	148,484,278

Net asset value, offering and redemption price per share	$27.50	$1.00

[1] Investments at cost — unaffiliated	$130,779,761	$136,324,167
[2] Securities loaned at value	$1,067,233	—
[3] Investments at cost — affiliated	$3,465,538	—
[4] Repurchase agreements at cost	—	$12,144,000
[5] Authorized shares	100 million	2 billion

See Notes to Financial Statements.

74	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Statements of Operations

Year Ended December 31, 2013	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio[1]	BlackRock High Yield Portfolio

Investment Income
Interest	$6,676,377	—	$1,969,531	$3,078,265
Interest on short sales	—	—	54	—
Dividends — unaffiliated	5,377,913	$1,057,611	3,789,600	82,923
Foreign taxes withheld	(19,412)	(1,181)	(173,108)	—
Dividends — affiliated	2,675	378	102	325
Securities lending — affiliated — net	130	25,625	3,921	—
Other income — affiliated	—	11,834	364	—

Total income	12,037,683	1,094,267	5,590,464	3,161,513

Expenses
Investment advisory	1,850,750	499,872	982,432	174,312
Transfer agent	712,006	181,433	394,051	72,834
Accounting services	126,308	37,208	65,878	19,347
Custodian	90,383	30,068	204,622	23,374
Professional	111,167	64,696	101,563	76,196
Printing	63,414	14,175	33,183	5,204
Officer and Directors	28,906	22,219	25,355	21,435
Miscellaneous	42,419	9,275	76,211	29,325

Total expenses excluding dividend expense, interest expense and stock loan fees	3,025,353	858,946	1,883,295	422,027
Dividend expense	—	—	1,834	—
Interest expense	119,580	—	648	9,036
Stock loan fees	—	—	617	—

Total expenses	3,144,933	858,946	1,886,394	431,063
Less fees waived by Manager	(4,023)	(661)	(249)	(108,113)
Less transfer agent fees reimbursed	(508,104)	(123,770)	(353,733)	(67,814)
Less other expenses reimbursed	—	—	—	(3,259)

Total expenses after fees waived and/or reimbursed	2,632,806	734,515	1,532,412	251,877

Net investment income	9,404,877	359,752	4,058,052	2,909,636

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	29,539,533	28,957,450	10,852,216	2,073,202
Financial futures contracts	2,606,974	—	(183,065)	(215,712)
Foreign currency transactions	359	(2,851)	562,792	(18,219)
Options written	(94,930)	—	868,347	—
Short sales	186,959	—	(117,946)	269
Swaps	1,722,564	—	(236,466)	79,872

	33,961,459	28,954,599	11,745,878	1,919,412

Net change in unrealized appreciation/depreciation on:
Investments	51,460,847	12,605,331	22,863,210	75,131
Financial futures contracts	(17,722)	—	(449,081)	(22,101)
Foreign currency translations	(112,593)	94,775	216,980	(83,923)
Options written	(10,783)	—	(174,916)	—
Swaps	65,802	—	(55,589)	(105,486)
Short sales	—	—	(133,129)	—
Borrowed bonds	237,403	—	—	—

	51,622,954	12,700,106	22,267,475	(136,379)

Total realized and unrealized gain	85,584,413	41,654,705	34,013,353	1,783,033

Net Increase in Net Assets Resulting from Operations	$94,989,290	$42,014,457	$38,071,405	$4,692,669

[1]	Consolidated Statement of Operations.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	75

Statements of Operations (concluded)

Year Ended December 31, 2013	BlackRock Large Cap Core Portfolio	BlackRock Money Market Portfolio

Investment Income
Dividends — unaffiliated	$2,642,675	—
Foreign taxes withheld	(10,076)	—
Dividends — affiliated	1,001	—
Interest	—	$392,361
Securities lending — affiliated — net	1,823	—
Other income — affiliated	9,040	—

Total income	2,644,463	392,361

Expenses
Investment advisory	589,777	569,898
Transfer agent	216,219	157,882
Professional	64,090	64,522
Accounting services	42,301	14,444
Custodian	19,165	15,582
Officer and Directors	22,686	23,099
Printing	18,150	16,761
Miscellaneous	12,420	10,072

Total expenses	984,808	872,260
Less fees waived by Manager	(1,530)	(327,085)
Less transfer agent fees reimbursed	(178,660)	(152,858)

Total expenses after fees waived and/or reimbursed	804,618	392,317

Net investment income	1,839,845	44

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	17,291,705	4,986
Net change in unrealized appreciation/depreciation on investments	29,239,844	—

Total realized and unrealized gain (loss)	46,531,549	4,986

Net Increase in Net Assets Resulting from Operations	$48,371,394	$5,030

See Notes to Financial Statements.

76	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Statements of Changes in Net Assets

	BlackRock Balanced Capital Portfolio		BlackRock Capital Appreciation Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$9,404,877	$11,914,333	$359,752	$1,515,671
Net realized gain	33,961,459	20,021,938	28,954,599	7,828,123
Net change in unrealized appreciation/depreciation	51,622,954	20,128,509	12,700,106	9,178,704

Net increase in net assets resulting from operations	94,989,290	52,064,780	42,014,457	18,522,498

Dividends and Distributions to Shareholders From[1]
Net investment income	(10,145,660)	(11,476,925)	(355,664)	(1,541,561)
Net realized gain	(1,245,061)	—	—	—

Decrease in net assets resulting from dividends and distributions to shareholders	(11,390,721)	(11,476,925)	(355,664)	(1,541,561)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(42,949,564)	(43,447,542)	(14,292,917)	(18,605,951)

Net Assets
Total increase (decrease) in net assets	40,649,005	(2,859,687)	27,365,876	(1,625,014)
Beginning of year	496,991,740	499,851,427	130,685,280	132,310,294

End of year	$537,640,745	$496,991,740	$158,051,156	$130,685,280

Undistributed net investment income, end of year	$211,283	$397,485	$16,897	$15,660

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	77

Statements of Changes in Net Assets (continued)

	BlackRock Global Allocation Portfolio[1]		BlackRock High Yield Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$4,058,052	$4,742,797	$2,909,636	$3,324,059
Net realized gain (loss)	11,745,878	(8,473,492)	1,919,412	2,253,521
Net change in unrealized appreciation/depreciation	22,267,475	30,987,171	(136,379)	1,797,417

Net increase in net assets resulting from operations	38,071,405	27,256,476	4,692,669	7,374,997

Dividends to Shareholders From[2]
Net investment income	(4,876,374)	(3,750,010)	(3,103,337)	(3,317,575)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(25,460,223)	(27,171,531)	(2,822,509)	(1,105,318)

Net Assets
Total increase (decrease) in net assets	7,734,808	(3,665,065)	(1,233,177)	2,952,104
Beginning of year	268,887,578	272,552,643	49,756,042	46,803,938

End of year	$276,622,386	$268,887,578	$48,522,865	$49,756,042

Undistributed (distributions in excess of) net investment income, end of year	$(688,552)	$(179,566)	$(74,500)	$124,490

[1]	Consolidated Statements of Changes in Net Assets.
[2]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

78	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Statements of Changes in Net Assets (concluded)

	BlackRock Large Cap Core Portfolio		BlackRock Money Market Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$1,839,845	$2,609,433	$44	$64
Net realized gain	17,291,705	10,231,344	4,986	4,312
Net change in unrealized appreciation/depreciation	29,239,844	5,981,630	—	—

Net increase in net assets resulting from operations	48,371,394	18,822,407	5,030	4,376

Dividends and Distributions to Shareholders From[1]
Net investment income	(1,909,541)	(2,622,450)	(44)	(64)
Net realized gain	—	—	(5,089)	(4,558)

Decrease in net assets resulting from dividends and distributions to shareholders	(1,909,541)	(2,622,450)	(5,133)	(4,622)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(18,611,777)	(14,738,794)	(14,862,241)	(31,713,935)

Net Assets
Total increase (decrease) in net assets	27,850,076	1,461,163	(14,862,344)	(31,714,181)
Beginning of year	151,411,292	149,950,129	163,346,882	195,061,063

End of year	$179,261,368	$151,411,292	$148,484,538	$163,346,882

Undistributed net investment income, end of year	$39,838	$109,534	—	—

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	79

Financial Highlights	BlackRock Balanced Capital Portfolio

	Year Ended December 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$15.51	$14.33	$14.09	$13.20	$11.43

Net investment income[1]	0.31	0.36	0.37	0.33	0.34
Net realized and unrealized gain	2.83	1.19	0.28	0.90	1.79

Net increase from investment operations	3.14	1.55	0.65	1.23	2.13

Dividends and distributions from[2] :
Net investment income	(0.35)	(0.37)	(0.41)	(0.34)	(0.36)
Net realized gain	(0.04)	—	—	—	—

Total dividends and distributions to Shareholders	(0.39)	(0.37)	(0.41)	(0.34)	(0.36)

Net asset value, end of year	$18.26	$15.51	$14.33	$14.09	$13.20

Total Investment Return[3]
Based on net asset value	20.29%	10.79%	4.58%	9.37%	18.64%

Ratios to Average Net Assets
Total expenses	0.61%	0.55%	0.45%	0.51%	0.46%

Total expenses after fees waived	0.51%	0.48%	0.44%	0.51%	0.46%

Total expenses after fees waived and excluding interest expense	0.49%	0.47%	0.44%	0.44%	0.45%

Net investment income	1.83%	2.36%	2.55%	2.42%	2.84%

Supplemental Data
Net assets, end of year (000)	$537,641	$496,992	$499,851	$531,480	$549,968

Portfolio turnover	349%[4]	499%[5]	612%[6]	705%[7]	461%[8]

[1]	Based on average shares outstanding.
[2]	Determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.
[4]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 252%.
[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 398%.
[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 415%.
[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 548%.
[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 335%.

See Notes to Financial Statements.

80	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Financial Highlights (continued)	BlackRock Capital Appreciation Portfolio

	Year Ended December 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$28.43	$25.13	$27.72	$23.20	$16.99

Net investment income[1]	0.08	0.31	0.17	0.12	0.14
Net realized and unrealized gain (loss)	9.74	3.33	(2.57)	4.53	6.22

Net increase (decrease) from investment operations	9.82	3.64	(2.40)	4.65	6.36

Dividends from net investment income[2]	(0.09)	(0.34)	(0.19)	(0.13)	(0.15)

Net asset value, end of year	$38.16	$28.43	$25.13	$27.72	$23.20

Total Investment Return[3]
Based on net asset value	34.53%	14.48%	(8.66)%	20.04%	37.40%

Ratios to Average Net Assets
Total expenses	0.62%	0.56%	0.45%	0.46%	0.49%

Total expenses after fees waived	0.53%	0.50%	0.44%	0.46%	0.49%

Net investment income	0.26%	1.11%	0.62%	0.50%	0.72%

Supplemental Data
Net assets, end of year (000)	$158,051	$130,685	$132,310	$176,451	$158,633

Portfolio turnover	151%	61%	79%	74%	81%

[1]	Based on average shares outstanding.
[2]	Determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	81

Financial Highlights (continued)	BlackRock Global Allocation Portfolio

	Year Ended December 31,
	2013[1]	2012[1]	2011[1]	2010[1]	2009

Per Share Operating Performance
Net asset value, beginning of year	$15.03	$13.80	$15.59	$14.32	$11.97

Net investment income[2]	0.24	0.25	0.33	0.31	0.34
Net realized and unrealized gain (loss)	2.00	1.19	(0.86)	1.17	2.35

Net increase (decrease) from investment operations	2.24	1.44	(0.53)	1.48	2.69

Dividends and distributions from[3] :
Net investment income	(0.30)	(0.21)	(1.05)	(0.21)	(0.28)
Tax return of capital	—	—	(0.21)	—	—
Net realized gain	—	—	—	—	(0.06)

Total dividends and distributions	(0.30)	(0.21)	(1.26)	(0.21)	(0.34)

Net asset value, end of year	$16.97	$15.03	$13.80	$15.59	$14.32

Total Investment Return[4]
Based on net asset value	14.94%	10.46%	(3.39)%	10.31%	22.59%

Ratios to Average Net Assets
Total expenses	0.69%	0.61%	0.47%	0.48%	0.53%

Total expenses after fees waived	0.56%	0.53%	0.44%	0.48%	0.51%

Total expenses after fees waived and excluding dividend expense, interest expense and stock loan fees	0.56%	0.53%	0.44%	0.48%	0.50%

Net investment income	1.49%	1.73%	2.04%	2.16%	2.63%

Supplemental Data
Net assets, end of year (000)	$276,622	$268,888	$272,553	$496,728	$298,192

Portfolio turnover	56%	44%	65%	40%	39%

[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

82	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Financial Highlights (continued)	BlackRock High Yield Portfolio

	Year Ended December 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$5.50	$5.06	$5.33	$4.96	$3.56

Net investment income[1]	0.34	0.36	0.38	0.40	0.43
Net realized and unrealized gain (loss)	0.21	0.43	(0.27)	0.37	1.39

Net increase from investment operations	0.55	0.79	0.11	0.77	1.82

Dividends from net investment income[2]	(0.36)	(0.35)	(0.38)	(0.40)	(0.42)

Net asset value, end of year	$5.69	$5.50	$5.06	$5.33	$4.96

Total Investment Return[3]
Based on net asset value	10.28%	16.17%	2.04%	16.20%	53.68%

Ratios to Average Net Assets
Total expenses	0.89%	0.82%	0.66%	0.67%	0.73%

Total expenses after fees waived	0.52%	0.50%	0.50%	0.50%	0.49%

Total expenses after fees waived and excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.49%

Net investment income	6.01%	6.72%	7.18%	7.84%	9.91%

Supplemental Data
Net assets, end of year (000)	$48,523	$49,756	$46,804	$53,222	$50,103

Portfolio turnover	102%	102%	96%	121%	107%

[1]	Based on average shares outstanding.
[2]	Determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	83

Financial Highlights (continued)	BlackRock Large Cap Core Portfolio

	Year Ended December 31
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$20.70	$18.65	$18.42	$16.98	$14.02

Net investment income[1]	0.27	0.34	0.25	0.22	0.23
Net realized and unrealized gain	6.82	2.07	0.23	1.49	2.98

Net increase from investment operations	7.09	2.41	0.48	1.71	3.21

Dividends from net investment income[2]	(0.29)	(0.36)	(0.25)	(0.27)	(0.25)

Net asset value, end of year	$27.50	$20.70	$18.65	$18.42	$16.98

Total Investment Return[3]
Based on net asset value	34.29%	12.95%	2.61%	10.09%	22.90%

Ratios to Average Net Assets
Total expenses	0.60%	0.56%	0.44%	0.45%	0.47%

Total expenses after fees waived	0.49%	0.48%	0.44%	0.45%	0.47%

Net investment income	1.12%	1.69%	1.32%	1.27%	1.54%

Supplemental Data
Net assets, end of year (000)	$179,261	$151,411	$149,950	$162,198	$167,566

Portfolio turnover	39%	115%	104%	143%	150%

[1]	Based on average shares outstanding.
[2]	Determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

84	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Financial Highlights (concluded)	BlackRock Money Market Portfolio

	Year Ended December 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0030
Net realized gain	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]

Net increase from investment operations	0.0000	0.0000	0.0000	0.0000	0.0030

Dividends and distributions from[2] :
Net investment income	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0031)
Net realized gain	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0001)	(0.0000)[3]

Total dividends and distributions	(0.0000)	(0.0000)	(0.0000)	(0.0001)	(0.0031)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.00%	0.00%	0.00%	0.01%	0.32%

Ratios to Average Net Assets
Total expenses	0.55%	0.50%	0.43%	0.43%	0.48%

Total expenses after fees waived	0.25%	0.29%	0.29%	0.35%	0.45%

Net investment income	0.00%	0.00%	0.00%	0.00%	0.32%

Supplemental Data
Net assets, end of year (000)	$148,485	$163,347	$195,061	$215,910	$263,584

[1]	Amount is less than $0.00005 per share.
[2]	Determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	85

Notes to Financial Statements

1. Organization:

BlackRock Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, offering eight separate funds. Each Fund is classified as diversified. The Company is organized as a Maryland corporation. The Funds (as defined below) offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Global Allocation Portfolio, BlackRock High Yield Portfolio, BlackRock Large Cap Core Portfolio and BlackRock Money Market Portfolio (referred to collectively as the “Funds”, individually as a “Fund”, and together with the other two funds of the Company the “Combined Funds”).

Basis of Consolidation: The accompanying consolidated financial statements for BlackRock Global Allocation Portfolio include the accounts of BlackRock Cayman Global Allocation Portfolio I, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of the Fund and primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund:

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Global Allocation Portfolio, BlackRock High Yield Portfolio and BlackRock Large Cap Core Portfolio:

The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

BlackRock Money Market Portfolio’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

Certain Funds value their investment in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to

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25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components may be treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, options written, swaps and short sales), or certain borrowings (e.g., reverse repurchase transactions and treasury roll transactions) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

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Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when a Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: BlackRock Money Market Portfolio declares dividends and reinvests daily such dividends in additional fund shares at NAV. Dividends are declared from the total of net investment income. For BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Global Allocation Portfolio and BlackRock Large Cap Core Portfolio, dividends from net investment income are declared and paid at least annually. For BlackRock High Yield Portfolio, dividends from net investment income are declared daily and paid monthly. For each Fund, distributions of capital gains are recorded on the ex-dividend dates.

The character and timing of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations.

The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Certain Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, a Fund may have to subsequently reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Fred-die Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: Certain Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often

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receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: Certain Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, a Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: Certain Funds may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage

Assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: Certain Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: Certain Funds may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Certain Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Certain Funds may invest in floating rate loan interests. The floating rate loan interests the Fund holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. A Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a

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base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When a Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. A Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a Fund having a direct contractual relationship with the borrower, and a Fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: Certain Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase a Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Repurchase Agreements: Certain Funds may enter into repurchase agreements. In a repurchase agreement, a Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults, a Fund could experience losses if the fair value of the collateral declines, as well as delays and costs in liquidating the collateral.

Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, borrowed bond agreements and treasury roll transactions, typically the Funds and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the

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Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

Borrowed Bond Agreements: Certain Funds may enter into borrowed bond agreements. In a borrowed bond agreement, a Fund borrows a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and a Fund, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by a Fund may be limited if the value of an investment purchased with the cash collateral by the lender decreases. A Fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Certain Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, a Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, a Fund continues to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that a Fund is obligated to repurchase under the agreement may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Funds to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Treasury Roll Transactions: Certain Funds may enter into treasury roll transactions. In a treasury roll transaction, a Fund sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. A Fund receives cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between a Fund and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by a Fund on an accrual basis. A Fund will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by a Fund. If the interest expense exceeds the income earned, a Fund’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that a Fund is required to repurchase may decline below the agreed upon repurchase price of those securities.

Repurchase, reverse repurchase transactions, borrowed bond agreements and treasury roll transactions are entered into by the Funds under a MRA, which permit the Funds, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Funds. With reverse repurchase transactions, borrowed bond agreements and treasury roll transactions, typically the Funds and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Funds receive or post securities as collateral with a market value in excess of the repurchase price to be paid or received by the Funds upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Funds are considered unsecured creditors with respect to excess collateral and, as such, the return of excess collateral may be delayed.

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The following tables are a summary of the Funds’ outstanding borrowed bond agreements, borrowed bonds and reverse repurchase agreements by counterparty which are subject to offset under a MRA on a net basis as of December 31, 2013:

Counterparty	Borrowed Bond Agreements	Reverse Repurchase Agreements	Borrowed Bonds at Value Including Accrued Interest[2]	Exposure Due (to)/from Counterparty Before Collateral	Non-cash Collateral Pledged	Net Collateral (Received)/ Pledged	Net Exposure Due (to)/from Counterparty[3]
BlackRock Balanced Capital Portfolio
BNP Paribas Securities Corp	—	$(17,240,091)	—	$(17,240,091)	$17,102,721	$17,102,721	$(137,370)
Credit Suisse Securities (USA) LLC	$2,191,140	(4,726,568)	$(2,187,521)	(4,722,949)	4,722,191	4,722,191	(758)
Duetsche Bank Securities, Inc	—	(8,673,594)	—	(8,673,594)	8,743,591	8,743,591	69,997
Merrill Lynch, Pierce, Fenner & Smith, Inc	204,154	(2,112,813)	(202,789)	(2,111,448)	2,091,796	2,091,796	(19,652)

Total	$2,395,294	$(32,753,066)	$(2,390,310)	$(32,748,082)	$32,660,299	$32,660,299	$(87,783)

BlackRock High Yield Portfolio
Barclays Capital, Inc	—	$(851,712)	—	$(851,712)	$929,075	$929,075	$77,363
Deutsche Bank Securities, Inc	—	(959,902)	—	(959,902)	1,052,486	1,052,486	92,584

Total	—	$(1,811,614)	—	$(1,811,614)	$1,981,561	$1,981,561	$169,947

[1]	Included in Investments at value-unaffiliated in the Statements of Assets and Liabilities.

[2]	Includes accrued interest on borrowed bonds in the amount of $16,325 which is included in interest expense payable in the Statements of Assets and Liabilities.

[3]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

In the event the buyer of securities under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Short Sales: Certain Funds may enter into short sale transactions in which a Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver it to the counterparty to which it sold the security short. An amount equal to the proceeds received by a Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to market to reflect the market value of the short sale. A Fund is required to repay the counterparty any dividends or interest received on the security sold short, which is shown as dividend or interest expense in the Statements of Operation. A Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statements of Operations. A Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. A Fund may receive interest on its cash collateral deposited with the broker-dealer. A Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is less than or greater than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: Certain Funds may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Funds earn dividend or interest income on the securities loaned but do not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by a Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned.

92	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)

The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral.

The following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under a MSLA as of December 31, 2013:

BlackRock Balanced Capital Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$1,709,045	$(1,709,045)	—

BlackRock Capital Appreciation Portfolio
Counterparty
Goldman Sachs & Co.	$673,254	$(673,254)	—
JP Morgan Securities LLC	2,293,539	(2,293,539)	—

Total	$2,966,793	$(2,966,793)	—

BlackRock Global Allocation Portfolio
Counterparty
Citigroup Global Markets, Inc.	$155,859	$(155,859)	—
Goldman Sachs & Co.	478,131	(478,131)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	105,604	(105,604)	—
Morgan Stanley	82,888	(82,888)	—
UBS Securities LLC	271,829	(271,829)	—

Total	$1,094,311	$(1,094,311)	—

BlackRock Large Cap Core Portfolio
Counterparty
JP Morgan Securities LLC	$1,067,233	$(1,067,233)	—

[1]

Collateral with a value of $1,724,450, $2,994,825, $1,130,115 and $1,077,665 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities lent. The Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2013, any securities on loan were collateralized by cash.

4. Derivative Financial Instruments:

Certain Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: Certain Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates

(interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between a Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	93

Notes to Financial Statements (continued)

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: Certain Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to or hedge exposure away from foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Certain Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Certain Funds enter into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

94	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Certain Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — Certain Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Forward Swaps — Certain Funds may enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	95

Notes to Financial Statements (continued)

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

	Fair Values of Derivative Financial Instruments as of December 31, 2013
	Derivative Assets
		BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on OTC swaps; Investments at value — unaffiliated[2]; swaps premiums paid	$653,502	—	$128,143	—
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	319	$94,775	433,168	$759
Credit contracts	Unrealized appreciation on OTC swaps; swaps premiums paid	248,391	—	—	12,311
Equity contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on OTC swaps[1]; Investments at value — unaffiliated[2]	—	—	1,439,686	—
Total		$902,212	$94,775	$2,000,997	$13,070

	Derivatives Liabilities
		BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/ depreciation[1]; Unrealized appreciation on OTC swaps; Investments at value — unaffiliated[2]; Swap premiums received	$247,531	$242,665	—
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	34,751	65,436	$85,885
Credit contracts	Unrealized depreciation on OTC swaps; Swap premiums received	357,316	40,827	254,002
Equity contracts	Net unrealized appreciation/ depreciation[1]; Options written at value	—	902,695	22,101
Total		$639,598	$1,251,623	$361,988

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

96	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended December 31, 2013
	Net Realized Gain (Loss) From
	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio
Interest rate contracts:
Financial futures contracts	$2,606,974	—	—	$69
Swaps	1,781,697	—	$15,070	—
Options[3]	75,698	—	179,529	—
Foreign currency exchange contracts:
Foreign currency transactions	(99,819)	$(19,787)	1,542,010	(9,297)
Options[3]	—	—	(133,006)	—
Credit contracts:
Swaps	(59,133)	—	(281,616)	79,872
Equity contracts:
Financial futures contracts	—	—	(183,065)	(215,781)
Swaps	—	—	30,080	—
Options[3]	—	—	1,265,032	—

Total	$4,305,417	$(19,787)	$2,434,034	$(145,137)

	Net Change in Unrealized Appreciation/Depreciation on
	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio
Interest rate contracts:
Financial futures contracts	$(17,722)	—	—	—
Swaps	63,516	—	$(66,093)	—
Options[3]	13,217	—	(226,645)	—
Foreign currency exchange contracts:
Foreign currency translations	(3,869)	$94,775	262,715	$(85,204)
Options[3]	—	—	74,771	—
Credit contracts:
Swaps	(41,673)	—	(39,504)	(105,486)
Equity contracts:
Financial futures contracts	—	—	(449,081)	(22,101)
Swaps	—	—	38,535	—
Options[3]	—	—	(151,223)	—
Other contracts:
Swaps	43,959	—	—	—

Total	$57,428	$94,775	$(556,525)	$(212,791)

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	97

Notes to Financial Statements (continued)

For the year ended December 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio		BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio
Financial futures contracts:
Average number of contracts purchased	349	—		14	—
Average number of contracts sold	295	—		108	14
Average notional value of contracts purchased	$76,561,394	—		$1,364,506	—
Average notional value of contracts sold	$39,345,841	—		$6,773,312	$1,183,776
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	3	3	*	69	3
Average number of contracts - US dollars sold	1	1	*	16	1	*
Average US dollar amounts purchased	$4,210,034	$1,085,201		$27,615,624	$1,676,206
Average US dollar amounts sold	$1,209,438	$83,860		$26,615,052	$158,162
Options:
Average number of option contracts purchased	92	—		1,736,337	—
Average number of option contracts written	59	—		134,864	—
Average notional value of option contracts purchased	$21,165,156	—		$186,245,952	—
Average notional value of option contracts written	$12,635,725	—		$23,516,055	—
Average number of swaption contracts purchased	2	—		4	—
Average number of swaption contracts written	1	—		2	—
Average notional value of swaption contracts purchased	$9,758,695	—		$10,489,935	—
Average notional value of swaption contracts written	1,163,232	—		$8,867,409	—
Credit default swaps:
Average number of contracts - buy protection	3	—		4	3
Average number of contracts - sell protection	5	—		—	16
Average notional value - buy protection	$2,630,250	—		$2,303,500	$42,250
Average notional value - sell protection	$2,793,000	—		—	$672,750
Interest rate swaps:
Average number of contracts - pays fixed rate	10	—		3	—
Average number of contracts - receives fixed rate	5	—		7	—
Average notional value - pays fixed rate	$53,538,672	—		$5,296,506	—
Average notional value - receives fixed rate	$1,682,246	—		$14,864,683	—
Total return swaps:
Average number of contracts	2	—		3	—
Average notional value	$649,000	—		$333,001	—

*	Actual contract amount shown due to limited activity.

Counterparty credit risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default

(including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain

98	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)

derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Funds and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

At December 31, 2013, certain Funds’ derivative assets and liabilities (by type) are as follows:

BlackRock Balanced Capital Portfolio	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$68,752		$28,706
Foreign currency exchange contracts	319		34,751
Options	115,160	[1]	29,997
Centrally cleared swaps	—		5,563
OTC swaps[2]	278,615		410,651

Total derivative assets and liabilities in the Statements of Assets and Liabilities	462,846		509,668

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(129,502)		(48,894)

Total derivative assets and liabilities subject to a MNA	$333,344		$460,774

BlackRock Capital Appreciation Portfolio
Derivative Financial Instruments:
Foreign currency exchange contracts	$94,775		—

Total derivative assets and liabilities in the Statements of Assets and Liabilities subject to a MNA	$94,775		—

BlackRock Global Allocation Portfolio
Derivative Financial Instruments:
Financial futures contracts	—		$55,504
Foreign currency exchange contracts	$433,168		65,436
Options	1,517,821	[3]	656,683
Centrally cleared swaps	—		8,408
OTC swaps[2]	50,008		41,365

Total derivative assets and liabilities in the Statements of Assets and Liabilities	2,000,997		827,396

Derivatives not subject to a MNA	(87,293)		(456,622)

Total derivative assets and liabilities subject to a MNA	$1,913,704		$370,774

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated and reported in the Schedules of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

[3]	Includes options purchased at value which is included in Investments at value — unaffiliated and reported in the Consolidated Schedule of Investments.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	99

Notes to Financial Statements (continued)

BlackRock High Yield Portfolio	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	—	$3,125
Foreign currency exchange contracts	$759	85,885
OTC swaps[1]	12,311	254,002

Total derivative assets and liabilities in the Statements of Assets and Liabilities	13,070	343,012

Derivatives not subject to a MNA	—	(3,125)

Total derivative assets and liabilities subject to a MNA	$13,070	$339,887

[1]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received and pledged by each Fund as of December 31, 2013:

BlackRock Balanced Capital Portfolio
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$46,383	$(6,308)	—	—	$40,075
Barclays Bank PLC	118,511	(45,052)	—	—	73,459
BNP Paribas S.A.	319	—	—	—	319
Citibank N.A.	12,274	(12,274)	—	—	—
Credit Suisse International	29,164	(29,164)	—	—	—
Deutsche Bank AG	65,430	(65,430)	—	—	—
JPMorgan Chase Bank N.A.	1,482	(124)	—	—	1,358
Morgan Stanley Capital Services LLC	7,279	(2,360)	—	—	4,919
Royal Bank of Scotland PLC	52,502	(52,502)	—	—	—

Total	$333,344	$(213,214)	—	—	$120,130

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$6,308	$(6,308)	—	—	—
Barclays Bank PLC	45,052	(45,052)	—	—	—
Citibank N.A.	55,748	(12,274)	—	—	$43,474
Credit Suisse International	67,006	(29,164)	—	—	37,842
Deutsche Bank AG	153,627	(65,430)	—	—	88,197
JPMorgan Chase Bank N.A.	124	(124)	—	—	—
Morgan Stanley Capital Services LLC	2,360	(2,360)	—	—	—
Royal Bank of Scotland PLC	130,549	(52,502)	—	—	78,047

Total	$460,774	$(213,214)	—	—	$247,560

BlackRock Capital Appreciation Portfolio
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Citibank N.A.	$33,206	—	—	—	$33,206
Credit Suisse International	56,169	—	—	—	56,169
JPMorgan Chase Bank N.A.	5,400	—	—	—	5,400

Total	$94,775	—	—	—	$94,775

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.

[2]	Net amount represents the net amount receivable from the counterparty.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

100	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)

BlackRock Global Allocation Portfolio
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Bank of America N.A.	$286,719	—	—	—	$286,719
Barclays Bank PLC	39,523	$(7,546)	—	—	31,977
BNP Paribas S.A.	104,626	(37,925)	—	—	66,701
Brown Brothers Harriman & Co.	658	(658)	—	—	—
Citibank N.A.	178,679	(1)	—	—	178,678
Credit Suisse International	82,848	(33,321)	—	—	49,527
Deutsche Bank AG	377,826	(62,171)	—	—	315,655
Goldman Sachs Bank USA	33,057	—	—	—	33,057
Goldman Sachs International	380,762	(196,516)	—	$(140,934)	43,312
JPMorgan Chase Bank N.A.	135,375	(17,453)	—	—	117,922
Morgan Stanley & Co. International PLC	5,760	—	—	—	5,760
Morgan Stanley Capital Services LLC	62,872	(590)	—	—	62,282
UBS AG	224,999	(11,842)	—	—	213,157

Total	$1,913,704	$(368,023)	—	$(140,934)	$1,404,747

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Barclays Bank PLC	$7,546	$(7,546)	—	—	—
BNP Paribas S.A.	37,925	(37,925)	—	—	—
Brown Brothers Harriman & Co.	3,409	(658)	—	—	$2,751
Citibank N.A.	1	(1)	—	—	—
Credit Suisse International	33,321	(33,321)	—	—	—
Deutsche Bank AG	62,171	(62,171)	—	—	—
Goldman Sachs International	196,516	(196,516)	—	—	—
JPMorgan Chase Bank N.A.	17,453	(17,453)	—	—	—
Morgan Stanley Capital Services LLC	590	(590)	—	—	—
UBS AG	11,842	(11,842)	—	—	—

Total	$370,774	$(368,023)	—	—	$2,751

BlackRock High Yield Portfolio
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[3]
Barclays Bank PLC	$759	$(759)	—	—	—
Credit Suisse International	3,606	—	—	—	$3,606
Deutsche Bank AG	8,404	(3,499)	—	—	4,905
Goldman Sachs International	301	(301)	—	—	—

Total	$13,070	$(4,559)	—	—	$8,511

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Barclays Bank PLC	$84,384	$(759)	—	—	$83,625
Citibank N.A.	3,356	—			3,356
Deutsche Bank AG	3,499	(3,499)			—
Goldman Sachs International	219,763	(301)			219,462
JPMorgan Chase Bank N.A.	27,384	—	—	—	27,384
Royal Bank of Canada	1,501	—	—	—	1,501

Total	$339,887	$(4,559)	—	—	$335,328

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty.

[4]	Net amount represents the net amount payable due to the counterparty in the event of default.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	101

Notes to Financial Statements (continued)

5. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Company, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, the Fund pays the Manager a monthly fee based on the percentage of the eight Combined Funds’ average daily net assets at the following annual rates:

Average Daily Net Assets of the Eight Combined Funds	Investment Advisory Fee
First $250 Million	0.50%
$250 Million - $300 Million	0.45%
$300 Million - $400 Million	0.40%
$400 Million - $800 Million	0.35%
Greater than $800 Million	0.30%

The portion of the assets of a Fund to which the rate of each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the eight Combined Funds that falls within that breakpoint level by the aggregate average daily net assets of the eight Combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the applicable advisory fee rate.

The Manager, for BlackRock Global Allocation Portfolio, provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the BlackRock Global Allocation Portfolio pays the Manager based on the Fund’s net assets which includes the assets of the Subsidiary.

The Manager entered into a sub-advisory agreement on behalf of certain Funds with BlackRock Financial Management, Inc. (“BFM”), BIM and BlackRock International Limited (“BIL”), as applicable, each affiliates of the Manager, as follows:

Sub-Advisor
BlackRock Balanced Capital Portfolio	BIM and BFM
BlackRock Capital Appreciation Portfolio	BIM
BlackRock Global Allocation Portfolio	BIM and BIL
BlackRock High Yield Portfolio	BFM
BlackRock Large Cap Core Portfolio	BIM

The Manager pays each sub-advisor, for services they provide, a monthly fee that is a percentage of the investment advisory fee paid by each Fund to the Manager. Effective July 1, 2013, the sub-advisory agreement with BIL with respect to BlackRock Global Allocation Portfolio expired. BIM will remain sub-advisor to the Fund.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expenses, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2014 unless approved by the Board, including a majority of Independent Directors.

The current expense limitations as a percentage of net assets is as follows:

BlackRock Balanced Capital Portfolio	0.50%
BlackRock Capital Appreciation Portfolio	0.57%
BlackRock Global Allocation Portfolio	0.57%
BlackRock High Yield Portfolio	0.50%
BlackRock Large Cap Core Portfolio	0.50%
BlackRock Money Market Portfolio	0.50%

The following Fund had waivers that are included in fees waived by Manager in the Statements of Operations. For the year ended December 31, 2013, the amounts were as follows:

Fees Waived by Manager
BlackRock High Yield Portfolio	$107,400

The Manager voluntarily agreed to waive a portion of management fees to enable the BlackRock Money Market Portfolio to maintain minimum levels of daily net investment income. This amount of $327,085 is reported in the Statements of Operations as fees waived by Manager. The Manager may discontinue the waiver or reimbursement at any time.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees certain Funds pay to the Manager indirectly through their investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through certain Funds’ investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended December 31, 2013, the amounts waived were as follows:

Fees Waived by Manager
BlackRock Balanced Capital Portfolio	$4,023
BlackRock Capital Appreciation Portfolio	$661
BlackRock Global Allocation Portfolio	$249
BlackRock High Yield Portfolio	$713
BlackRock Large Cap Core Portfolio	$1,530

102	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)

For the year ended December 31, 2013, each Fund reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

BlackRock Balanced Capital Portfolio	$5,089
BlackRock Capital Appreciation Portfolio	$1,251
BlackRock Global Allocation Portfolio	$2,563
BlackRock High Yield Portfolio	$519
BlackRock Large Cap Core Portfolio	$1,638
BlackRock Money Market Portfolio	$1,345

The Company, on behalf of the Funds, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

The Manager, on behalf of the Funds, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Funds with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2013, the Funds did not pay any amounts to affiliates in return for these services. The Manager has voluntarily agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

BlackRock Balanced Capital Portfolio	0.04%
BlackRock Capital Appreciation Portfolio	0.04%
BlackRock Global Allocation Portfolio	0.04%
BlackRock High Yield Portfolio	0.05%
BlackRock Large Cap Core Portfolio	0.04%
BlackRock Money Market Portfolio	0.02%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as or included in transfer agent fees reimbursed in the Statements of Operations. For the year ended December 31, 2013, the amounts reimbursed were as follows:

BlackRock Balanced Capital Portfolio	$508,104
BlackRock Capital Appreciation Portfolio	$123,770
BlackRock Global Allocation Portfolio	$353,733
BlackRock High Yield Portfolio	$67,814
BlackRock Large Cap Core Portfolio	$178,660
BlackRock Money Market Portfolio	$152,858

The Company, on behalf of the Funds, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by the Funds for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedules of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Funds retain 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Funds benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending — affiliated –net in the Statements of Operations. For the year ended December 31, 2013, BIM received securities lending agent fees related to securities lending agent fees as follows:

BlackRock Balanced Capital Portfolio	$68,842
BlackRock Capital Appreciation Portfolio	$9,426
BlackRock Global Allocation Portfolio	$2,069
BlackRock Large Cap Core Portfolio	$957

During the year ended December 31, 2013, certain Funds received a payment from an affiliate to compensate for foregone securities lending revenue, which is shown as Other income – affiliated in the Statements of Operations. The amounts reimbursed were as follows:

BlackRock Capital Appreciation Portfolio	$11,834
BlackRock Global Allocation Portfolio	$364
BlackRock Large Cap Core Portfolio	$9,040

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2013, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 of the 1940 Act were as follows:

	Purchases	Sales
BlackRock Capital Appreciation Portfolio	$126,573	$213,440
BlackRock Global Allocation Portfolio	$351,593	$1,404,407
BlackRock High Yield Portfolio	$116,821	$109,884

6. Purchases and Sales:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended December 31, 2013, were as follows:

	Purchases	Sales
BlackRock Balanced Capital Portfolio	$1,607,346,365	$1,677,046,770
BlackRock Capital Appreciation Portfolio	$209,072,360	$222,709,971
BlackRock Global Allocation Portfolio	$105,568,050	$121,892,030
BlackRock High Yield Portfolio	$50,876,405	$52,544,578
BlackRock Large Cap Core Portfolio	$63,226,227	$80,874,783

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	103

Notes to Financial Statements (continued)

Purchases and sales of US government securities for the year ended December 31, 2013, were as follows:

	Purchases	Sales
BlackRock Balanced Capital Portfolio	$336,145,620	$346,079,508
BlackRock Global Allocation Portfolio	$20,662,951	$18,382,227

For the year ended December 31, 2013, purchases and sales of mortgage dollar rolls were as follows:

	Purchases	Sales
BlackRock Balanced Capital Portfolio	$541,295,436	$541,548,600

Transactions in options written for the year ended December 31, 2013, were as follows:

BlackRock Balanced Capital Portfolio
	Calls			Puts
	Contracts	Notional (000)[1]	Premiums Received	Contracts	Notional (000)[1]	Premiums Received

Outstanding options, beginning of period	—	—	—	—	1,700	$31,757
Options written	223	—	$94,764	622	490,000	19,214
Options expired	—	—	—	—	—	—
Options closed	(223)	—	(94,764)	(532)	(1,700)	(31,757)

Outstanding options, end of period	—	—	—	90	490,000	19,214

BlackRock Global Allocation Portfolio
	Calls			Puts
	Contracts	Notional (000)[1]	Premiums Received	Contracts	Notional (000)[1]	Premiums Received

Outstanding options, beginning of period	31,065	2,040	$310,924	17,755	124,318	$456,608
Purchased
Options written	263,949	—	670,915	823,273	24,989	1,236,661
Options exercised	(7,654)	—	(185,195)	—	—	—
Options expired	(35,011)	(2,040)	(172,910)	(107,117)	(124,318)	(283,679)
Options closed	(243,057)	—	(474,432)	(716,176)	(2,881)	(1,077,125)

Outstanding options, end of period	9,292	—	$149,302	17,735	22,108	$332,465

[1]	Amount shown is in the currency in which the transaction was denominated.

As of December 31, 2013, for BlackRock Global Allocation Portfolio, the value of portfolio holdings subject to covered call options written was $3,891,454.

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2013 attributable to the accounting for swap agreements, the classification of investments, amortization and accretion methods on fixed income securities, foreign currency transactions, income recognized from pass-through entities, the sale of stock of passive foreign investment companies by the Portfolio, net paydown losses, and the reclassification of distributions were reclassified to the following accounts:

	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio
Undistributed (distributions in excess of) net investment income	$554,581	$(2,851)
Accumulated net realized gain (loss)	$(554,581)	$2,851

	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio
Undistributed (distributions in excess of) net investment income	$309,336	$(5,289)
Accumulated net realized gain (loss)	$(309,336)	$5,289

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 was as follows:

		BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio
Ordinary income	12/31/2013	$10,145,660	$355,664	$4,876,374
	12/31/2012	11,476,925	1,541,561	3,750,010
Long-term capital gains	12/31/2013	1,245,061	—	—

Total Distributions	12/31/2013	$11,390,721	$355,664	$4,876,374

	12/31/2012	$11,476,925	$1,541,561	$3,750,010

		BlackRock High Yield Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Money Market Portfolio
Ordinary income	12/31/2013	$3,103,337	$1,909,541	$5,133
	12/31/2012	$3,317,575	$2,622,450	$4,622

104	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)

As of December 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio
Undistributed ordinary Income	$181,627	$109,355	$851,801
Undistributed long-term capital gains	6,855,019	4,463,560	—
Net unrealized gains[1]	88,481,084	36,163,591	30,450,939

Total	$95,517,730	$40,736,506	$31,302,740

	BlackRock High Yield Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Money Market Portfolio
Undistributed ordinary income	—	$39,231	$260
Capital loss carryforwards	$(4,965,414)	(6,073,525)	—
Net unrealized gains[1]	1,250,839	45,183,356	—
Qualified late-year losses[2]	(58,159)	—	—

Total	$(3,772,734)	$39,149,062	$260

[1]

The differences between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the accounting for swap agreements, the classification of investments and the investment in a wholly owned subsidiary.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2014.

As of December 31, 2013, the following Funds had capital loss carry-forwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,	BlackRock High Yield Portfolio	BlackRock Large Cap Core Portfolio
2016	$1,883,800	—
2017	3,081,614	$6,073,525

Total	$4,965,414	$6,073,525

During the year ended December 31, 2013, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

BlackRock Balanced Capital Portfolio	$24,035,545
BlackRock Capital Appreciation Portfolio	$24,472,455
BlackRock Global Allocation Portfolio	$9,727,783
BlackRock High Yield Portfolio	$1,792,796
BlackRock Large Cap Core Portfolio	$16,127,334

As of December 31, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio
Tax cost	$523,533,812	$125,079,573	$247,795,658

Gross unrealized appreciation	$94,427,795	$36,414,276	$41,045,148
Gross unrealized depreciation	(6,104,348)	(250,685)	(9,842,229)

Net unrealized appreciation	$88,323,447	$36,163,591	$31,202,919

	BlackRock High Yield Portfolio	BlackRock Large Cap Core Portfolio
Tax cost	$49,110,156	$135,259,389

Gross unrealized appreciation	$2,475,747	$46,354,787
Gross unrealized depreciation	(1,109,090)	(1,171,431)

Net unrealized appreciation	$1,366,657	$45,183,356

8. Borrowings:

The Company, on behalf of the Funds (except for BlackRock Money Market Portfolio), along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreement during the year ended December 31, 2013.

For the year ended December 31, 2013, the average amount of transactions considered as borrowings from reverse repurchase agreements and treasury rolls transactions and the daily weighted average interest rate for the Fund was as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
BlackRock Balanced Capital Portfolio	$28,200,698	0.00%
BlackRock High Yield Portfolio	$2,111,146	0.58%

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	105

Notes to Financial Statements (continued)

9. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Certain Funds invest a significant portion of its assets in fixed-income securities and/or use derivatives tied to the fixed income markets. See the Schedules of Investments for these securities and derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. Certain Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedules of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

As of December 31, 2013, the BlackRock Capital Appreciation Portfolio and BlackRock Large Cap Core Portfolio invested a significant portion of their assets in securities in the information technology and financial services sector. Changes in economic conditions affecting the information technology and financial services sector would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

BlackRock Global Allocation Portfolio invests a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

As of December 31, 2013, the BlackRock Global Allocation Portfolio had the following industry classifications:

Industry	Percent of Long-Term Investments

U.S. Treasury Obligations	7%
Oil, Gas & Consumable Fuels	7
Foreign Government Obligations	6
Commercial Banks	6
Pharmaceuticals	5
Other[1]	69

[1]	All other industries held were each less than 5% of long-term investments.

10. Capital Share Transactions:

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
BlackRock Balanced Capital Portfolio	Shares	Amount	Shares	Amount
Shares sold	117,636	$1,989,139	111,726	$1,725,730
Shares issued in reinvestment of dividends and distributions	628,373	11,390,721	742,513	11,476,925
Shares redeemed	(3,335,850)	(56,329,424)	(3,702,145)	(56,650,197)

Net decrease	(2,589,841)	$(42,949,564)	(2,847,906)	$(43,447,542)

106	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Notes to Financial Statements (concluded)

	Year Ended December 31, 2013		Year Ended December 31, 2012
BlackRock Capital Appreciation Portfolio	Shares	Amount	Shares	Amount
Shares sold	84,974	$2,782,720	67,077	$1,873,240
Shares issued in reinvestment of dividends	9,432	355,664	54,711	1,541,561
Shares redeemed	(549,077)	(17,431,301)	(790,038)	(22,020,752)

Net decrease	(454,671)	$(14,292,917)	(668,250)	$(18,605,951)

BlackRock Global Allocation Portfolio
Shares sold	408,372	$6,551,925	378,073	$5,550,573
Shares issued in reinvestment of dividends	290,824	4,876,375	250,669	3,750,010
Shares redeemed	(2,291,836)	(36,888,523)	(2,491,583)	(36,472,114)

Net decrease	(1,592,640)	$(25,460,223)	(1,862,841)	$(27,171,531)

BlackRock High Yield Portfolio
Shares sold	2,393,042	$13,473,560	4,084,370	$21,544,726
Shares issued in reinvestment of dividends and distributions	556,311	3,107,802	627,530	3,327,103
Shares redeemed	(3,466,890)	(19,403,871)	(4,905,098)	(25,977,147)

Net decrease	(517,537)	$(2,822,509)	(193,198)	$(1,105,318)

BlackRock Large Cap Core Portfolio
Shares sold	169,210	$4,140,904	111,693	$2,307,315
Shares issued in reinvestment of dividends	70,263	1,909,541	127,475	2,622,450
Shares redeemed	(1,035,445)	(24,662,222)	(965,569)	(19,668,559)

Net decrease	(795,972)	$(18,611,777)	(726,401)	$(14,738,794)

BlackRock Money Market Portfolio
Shares sold	69,252,734	$69,252,734	56,482,113	$56,482,113
Shares issued in reinvestment of dividends and distributions	5,146	5,146	4,622	4,622
Shares redeemed	(84,120,121)	(84,120,121)	(88,200,670)	(88,200,670)

Net decrease	(14,862,241)	$(14,862,241)	(31,713,935)	$(31,713,935)

11. Subsequent Event:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	107

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock High Yield Portfolio, BlackRock Large Cap Core Portfolio and BlackRock Money Market Portfolio (the “Portfolios”) comprising the BlackRock Series Fund, Inc., as of December 31, 2013, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. We have also audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Global Allocation Portfolio (collectively, with the Portfolios, the “Series”), an additional portfolio of the Series, as of December 31, 2013, the related consolidated statements of operations, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights, including the consolidated financial statement and consolidated financial highlights of BlackRock Global Allocation Portfolio, are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock High Yield Portfolio, BlackRock Large Cap Core Portfolio and BlackRock Money Market Portfolio as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of BlackRock Global Allocation Portfolio as of December 31, 2013, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period ended December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 18, 2014

108	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Officers and Directors

Name, Address, and Year of Birth	Position(s) Held with the Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 89 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc.
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Director	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 89 Portfolios	Actavis plc (pharmaceuticals)
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 89 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 89 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest from 2006 to 2012.	29 RICs consisting of 89 Portfolios	None
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	29 RICs consisting of 89 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2007	Professor, Harvard University since 1992.	29 RICs consisting of 89 Portfolios	None
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 89 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008.	29 RICs consisting of 89 Portfolios	None

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	109

Officers and Directors (continued)

Name, Address, and Year of Birth	Position(s) Held with the Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997.	29 RICs consisting of 89 Portfolios	None

[1]     Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Fund’s by-laws or charter or statute. In no event may an Independent Director hold office beyond December 31 of the year in which he or she turns 74.

[2]     Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 278 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 89 Portfolios	BlackRock, Inc.
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 278 Portfolios	None

[3]    Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

110	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Officers and Directors (concluded)

Name, Address, and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock, Inc. from 2010 to 2013; Assistant Secretary to the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Fund serve at the pleasure of the Board.
Further information about the Fund’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisors BlackRock Financial Management, Inc. New York, NY 10055	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian The Bank of New York Mellon[1] New York, NY 10286

	BlackRock Investment Management LLC Princeton, NJ 08540		Brown Brothers Harriman & Co.[2] Boston, MA 02109

Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

[1]	For all Funds except BlackRock Global Allocation Portfolio.

[2]	For BlackRock Global Allocation Portfolio.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	111

Additional Information

General Information

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com/prospectus/insurance; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com/prospectus/insurance or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

112	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

This report is authorized for distribution only to Policyowners of certain variable life insurance policies, which are funded by shares of BlackRock Series Fund, Inc. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although BlackRock Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

Series6-12/13-AR

DECEMBER 31, 2013

ANNUAL REPORT	BLACKROCK®

BlackRock Series Fund, Inc.

„   BlackRock Total Return Portfolio

„   BlackRock U.S. Government Bond Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Dear Shareholder

Risk assets (such as equities) powered higher in 2013, for the most part unscathed by ongoing political and economic uncertainty. While monetary policy was the main driving force behind the rally in risk assets, it was also the main culprit for the bouts of volatility during the year.

Equity markets rallied right out of the gate in January with cash pouring back in from the sidelines after a potential US fiscal crisis (i.e., the “fiscal cliff”) was averted with a last-minute tax deal. Key indicators signaling modest but broad-based improvements in the world’s major economies and a calming in Europe’s debt troubles fostered an aura of comfort for investors. Global economic momentum slowed in February, however, and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as the US showed greater stability than most other regions. Slow but positive growth was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would continue its aggressive monetary stimulus program. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a banking crisis in Cyprus and a generally poor outlook for European economies. Emerging markets significantly lagged the rest of the world as growth in these economies fell short of expectations.

Financial markets were rattled in May when Fed Chairman Bernanke mentioned the possibility of reducing — or “tapering” — the central bank’s asset purchase programs — comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. US Treasury yields rose sharply, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Equity prices also suffered as investors feared the implications of a potential end of a program that had greatly supported the markets. Risk assets rebounded in late June, however, when the Fed’s tone turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through most of the summer.

The fall was a surprisingly positive period for most asset classes as the Fed defied market expectations with its decision to delay tapering. Easing of political tensions that had earlier surfaced in Egypt and Syria and the re-election of Angela Merkel as Chancellor of Germany also boosted investor sentiment. Higher volatility returned in late September when the US Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October, but the rally quickly resumed when politicians engineered a compromise to reopen the government and extend the debt ceiling, at least temporarily.

The remainder of the year was generally positive for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. On the one hand, persistent weak growth and low inflation provided significant latitude for monetary policy decisions and investors were encouraged by dovish comments from Fed Chair-to-be Janet Yellen. On the other hand, US housing and manufacturing reports had begun to signal fundamental improvement in the economy. The long-awaited taper announcement ultimately came in mid-December. The Fed reduced the amount of its monthly asset purchases, but at the same time, extended its time horizon for maintaining low short-term interest rates. Markets reacted positively as this move signaled the Fed’s perception of real improvement in the economy and investors felt relief from the tenacious anxiety that had gripped them throughout the year.

Accommodative monetary policy and the avoidance of major risks made 2013 a strong year for most equity markets. US stocks were the strongest performers for the six- and 12-month periods ended Dec. 31. In contrast, emerging markets were weighed down by uneven growth and structural imbalances. Rising US Treasury yields led to a rare annual loss in 2013 for Treasury bonds and other high-quality fixed income sectors including tax-exempt municipals and investment grade corporate bonds. High yield bonds, to the contrary, generated gains driven by income-oriented investors seeking yield in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While monetary policy was the main driving force behind the rally in risk assets, it was also the main culprit for the bouts of volatility during the year.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	16.31%	32.39%
US small cap equities (Russell 2000® Index)	19.82	38.82
International equities (MSCI Europe, Australasia, Far East Index)	17.94	22.78
Emerging market equities (MSCI Emerging Markets Index)	7.70	(2.60)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.03	0.07
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(3.10)	(7.83)
US investment grade bonds (Barclays US Aggregate Bond Index)	0.43	(2.02)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.00	(2.55)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	5.94	7.44

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2013	BlackRock Total Return Portfolio

Investment Objective

BlackRock Total Return Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2013, the Fund returned (1.05)%, outperforming its benchmark, the Barclays US Aggregate Bond Index, which returned (2.02)%.

What factors influenced performance?

•

The Fund and its benchmark generated negative returns for the period as fixed income markets broadly declined in a rising interest rate environment (bond prices fall as interest rates rise.) However, the Fund outperformed its benchmark index due largely to its positioning in spread sectors. Specifically, security selection and sector allocations in corporate credit, particularly within high yield, industrials, capital securities and floating rate bank loans contributed positively to performance. Among securitized assets, non-benchmark allocations to commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”) had a positive impact on results, as did positioning within non-agency residential mortgage-backed securities (“MBS”). Also helping performance was the Fund’s exposure to non-US dollar-denominated securities as well as currency exposures via foreign exchange contracts, particularly euro positions. The Fund’s yield curve and duration positioning (management of interest rate risk) aided relative returns for the period.

•

The Fund held derivatives during the period as part of its investment strategy. Interest rate derivatives were used primarily as a means of managing portfolio duration. During the period, the use of derivatives had a positive impact on performance.

•

Detracting from relative performance was the Fund’s positioning within agency MBS, specifically a slight overweight in 30-year pass-through securities. The Fund’s position in US government securities including Treasuries, agency debentures and Treasury inflation-protected securities (“TIPS”) also had a negative impact on results.

Describe recent portfolio activity.

•

During the 12-month period, the Fund significantly added to positions in CMBS and ABS. Within CMBS, the Fund generally rotated out of long-duration tranches into the shorter duration part of the yield curve, with a focus on subordinate tranches of legacy securities (i.e., those issued in the mid-2000s) with attractive yields. Within ABS, the Fund increased exposure to private student loans in the new-issue market, as well as sub-prime auto loans and collateralized loan obligations. Also during the period, the Fund increased its allocations to US TIPS and agency MBS, particularly lower-coupon 30-year mortgage pass-through securities.

•

Conversely, the Fund reduced its allocation to investment grade corporate credit, particularly in the context of relatively unattractive valuations, inherent duration risk as well as potential leveraged buy-out event risks. The Fund also reduced exposure to non-US dollar-denominated securities during the period, while the weightings in high yield credit and in non-agency residential MBS remained relatively unchanged.

Describe portfolio positioning at period end.

•

Relative to the Barclays US Aggregate Bond Index, as of period end, the Fund remained generally underweight to government-related sectors in favor of non-government spread sectors. Within spread sectors, the Fund was most significantly overweight in CMBS and ABS, while maintaining an underweight in investment grade corporate credit. Within the government space, the Fund was underweight in US Treasuries and agency debentures, and held a slight overweight in agency MBS. The Fund also held allocations to sectors not represented in the benchmark index, including non-agency residential MBS, high yield debt, non-US dollar-denominated securities and TIPS. The Fund ended the period with a neutral duration position as compared to the benchmark index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	37%
U.S. Treasury Obligations	18
Corporate Bonds	17
Asset-Backed Securities	15
Non-Agency Mortgage-Backed Securities	11
Foreign Government Obligations	1
Foreign Agency Obligations	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	70%
AA/Aa	4
A	8
BBB/Baa	10
BB/Ba	2
B	3
CC/Ca	1
Not Rated	2

[1]	Using the higher of S&P’s or Moody’s Investors Service ratings.

[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

4	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

BlackRock Total Return Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund, under normal circumstances, will invest at least 80%, and typically invests 90% or more, of its assets in fixed-income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government obligations.

[2]

This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Performance Summary for the Period Ended December 31, 2013
				Average Annual Total Returns[4]
	Standardized 30-Day Yield[3]	Unsubsidized 30-Day Yield[3]	6-Month Total Returns[4]	1 Year	5 Years	10 Years
BlackRock Total Return Portfolio	2.95%	2.85%	1.21%	(1.05)%	7.16%	4.24%
Barclays US Aggregate Bond Index	—	—	0.43	(2.02)	4.44	4.55

[3]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[4]

Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual				Hypothetical[7]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[5]	Ending Account Value December 31, 2013	Expenses Paid During the Period[6]
BlackRock Total Return Portfolio	$1,000.00	$1,012.10	$2.74	$2.49	$1,000.00	$1,022.48	$2.75	$1,022.74	$2.50

[5]	Expenses are equal to the annualized expense ratio (0.54%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[6]	Expenses are equal to the annualized expense ratio (0.49%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	5

Fund Summary as of December 31, 2013	BlackRock U.S. Government Bond Portfolio

Investment Objective

BlackRock U.S. Government Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2013, the Fund returned (2.99)%, underperforming its benchmark, the Barclays US Government/ Mortgage Index, which returned (2.10)%.

What factors influenced performance?

•

The Fund and the benchmark index posted negative returns for the period as fixed income markets broadly declined in a period of rising interest rates (bond prices fall as interest rates rise.) Relative to the benchmark index, the Fund’s duration (sensitivity to interest rate movements) and yield curve positioning detracted from performance. The Fund’s overweight in agency mortgage-backed securities (“MBS”) had a negative impact on results, as did security selection in this sector, particularly in the 30-year portion of the yield curve. Security selection within US Treasuries and a non-benchmark allocation to Treasury Inflation-Protected Securities (“TIPS”) were detractors as well.

•

Contributing positively to relative performance was the Fund’s non-benchmark exposure to spread sectors, particularly asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”). Allocations to US agency debt and Canadian covered bonds also had a positive impact on returns.

•	The Fund uses derivatives as part of its investment strategy. Derivatives, including interest rate futures, swaps and options, were used by the portfolio management team as a means to hedge and/or take outright views on interest rates in the Fund. During the period, the use of derivatives had a positive impact on performance.

Describe recent portfolio activity.

•

During the 12-month period, the Fund added to its positions in supranational/sovereign debt, agency debentures, TIPS and covered bonds, while reducing exposure to the agency MBS sector, particularly in 30-year pass-through securities. The Fund increased exposure to ABS, while its weighting in CMBS remained unchanged.

Describe Fund positioning at period end.

•

The Fund ended the period overweight in agency MBS and US agency securities, and underweight in US Treasuries. In addition, the Fund maintained non-benchmark exposures to TIPS, securitized assets including CMBS and ABS, supranational/sovereign securities and covered bonds. The Fund’s duration was generally in line with the benchmark index as of period end. The Fund continued to actively manage assets with an appropriate level of risk, while seeking to enhance returns through the tactical management of duration and credit exposure.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	63%
U.S. Treasury Obligations	27
Corporate Bonds	5
Asset-Backed Securities	3
Non-Agency Mortgage-Backed Securities	1
Foreign Agency Obligations	1

6	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

BlackRock U.S. Government Bond Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund, under normal circumstances, will invest at least 80% of its assets in bonds that are issued or guaranteed by the US government and its agencies. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income Portfolio”.

[2]	This index measures debt issued by the US Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.

[3]	This unmanaged index includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

Performance Summary for the Period Ended December 31, 2013
				Average Annual Total Returns[5]
	Standardized 30-Day Yield[4]	Unsubsidized 30-Day Yield[4]	6-Month Total Returns[5]	1 Year	5 Years	10 Years
BlackRock U.S. Government Bond Portfolio	1.53%	1.32%	(0.03)%	(2.99)%	2.53%	3.69%
Barclays US Government/Mortgage Index	—	—	(0.08)	(2.10)	3.00	4.37
Barclays US Mortgage-Backed Securities Index	—	—	0.61	(1.41)	3.69	4.61

[4]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[5]

Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual				Hypothetical[8]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[6]	Expenses Paid During the Period[7]	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[6]	Ending Account Value December 31, 2013	Expenses Paid During the Period[7]
BlackRock U.S. Government Bond Portfolio	$1,000.00	$999.70	$2.57	$2.52	$1,000.00	$1,022.63	$2.60	$1,022.68	$2.55

[6]	Expenses are equal to the annualized expense ratio (0.51%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[7]	Expenses are equal to the annualized expense ratio (0.50%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	7

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on July 1, 2013 and held through December 31, 2013) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements and/or for treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Funds pay higher short-term interest rates whereas the Funds’ total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Funds’ NAV positively or negatively in addition to the impact on the Funds’ performance from leverage and borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

8	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	9

Schedule of Investments December 31, 2013	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
ACE Securities Corp. Home Equity Loan Trust, Series 2003-OP1, Class A2, 0.89%, 12/25/33 (a)	USD	23	$20,731
AmeriCredit Automobile Receivables Trust:
Series 2011-5, Class C, 3.44%, 10/08/17		90	93,170
Series 2012-2, Class C, 2.64%, 10/10/17		115	118,259
Series 2012-3, Class C, 2.42%, 5/08/18		100	101,781
Series 2012-4, Class B, 1.31%, 11/08/17		45	45,141
Series 2012-4, Class C, 1.93%, 8/08/18		70	70,489
Series 2012-5, Class C, 1.69%, 11/08/18		55	54,913
Series 2013-4, Class B, 1.66%, 9/10/18		30	30,104
Series 2013-4, Class C, 2.72%, 9/09/19		20	20,235
Series 2013-4, Class D, 3.31%, 10/08/19		40	40,561
Series 2013-5, Class B, 1.52%, 1/08/19		30	29,895
Series 2013-5, Class C, 2.29%, 11/08/19		15	15,000
Apidos CDO, Series 2013-16A, Class A1, 1.69%, 1/19/25 (a)(b)		95	94,847
AUTO ABS, Series 2012-2, Class A, 2.80%, 4/27/25	EUR	80	111,564
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class A, 1.63%, 1/20/25 (a)(b)	USD	330	329,125
Cavalry CLO II, Series 2A, Class B1, 2.24%, 1/17/24 (a)(b)		170	166,084
Cent CLO Ltd., Series 2013-19A, Class A1A, 1.57%, 10/29/25 (a)(b)		250	248,300
CHLUPA Trust, Series 2013-VM, Class A, 3.33%, 8/15/20 (b)		145	144,975
Chrysler Capital Auto Receivables Trust:
Series 2013-BA, Class A2, 0.56%, 12/15/16 (b)		100	100,124
Series 2013-BA, Class A3, 0.85%, 5/15/18 (b)		85	85,294
Series 2013-BA, Class A4, 1.27%, 3/15/19 (b)		60	60,313
Series 2013-BA, Class B, 1.78%, 6/17/19 (b)		30	30,171
Series 2013-BA, Class C, 2.24%, 9/16/19 (b)		30	30,168
Series 2013-BA, Class D, 2.89%, 10/15/20 (b)		25	25,137
Countrywide Asset-Backed Certificates:
Series 2003-BC3, Class A2, 0.79%, 9/25/33 (a)		27	25,522
Series 2004-5, Class A, 1.07%, 10/25/34 (a)		32	31,281
CT CDO IV Ltd., Series 2006-4A, Class A1, 0.48%, 10/20/43 (a)(b)		91	86,242

Asset-Backed Securities	Par (000)		Value
DT Auto Owner Trust:
Series 2012-1A, Class B, 2.26%, 10/16/17 (b)	USD	61	$60,995
Series 2012-1A, Class D, 4.94%, 7/16/18 (b)		250	257,879
Ford Credit Floorplan Master Owner Trust:
Series 2012-1, Class C, 1.67%, 1/15/16 (a)		105	105,044
Series 2012-1, Class D, 2.27%, 1/15/16 (a)		100	100,050
Series 2012-4, Class D, 2.09%, 9/15/16		100	100,589
Series 2012-5, Class C, 2.14%, 9/15/19		100	99,977
HLSS Servicer Advance Receivables Backed Notes:
Series 2013-T1, Class A2, 1.50%, 1/16/46 (b)		200	199,260
Series 2013-T3, Class A3, 1.79%, 5/15/46 (b)		365	357,116
Series 2013-T6, Class AT6, 1.29%, 9/15/44 (b)		120	119,928
Hyundai Auto Receivables Trust, Series 2012-A, Class D, 2.61%, 5/15/18		60	61,589
ING Investment Management Co., Series 2013-3A, Class A1, 1.69%, 1/18/26 (a)(b)		250	250,000
JG Wentworth XX LLC, Series 2010-1A, Class A, 5.56%, 7/15/59 (b)		367	409,230
JG Wentworth XXII LLC, Series 2010-3A, Class A, 3.82%, 12/15/48 (b)		182	189,465
KKR Financial CLO Corp., Series 2007-AA, Class A, 0.99%, 10/15/17 (a)(b)		147	146,323
Morgan Stanley ABS Capital I, Inc., Trust, Series 2005-HE1, Class A2MZ, 0.77%, 12/25/34 (a)		35	32,514
Nationstar Agency Advance Funding Trust, Series 2013-T2A, Class AT2, 1.89%, 2/15/18 (b)		210	204,668
Nationstar Mortgage Advance Receivables Trust:
Series 2013-T1A, Class A1, 1.08%, 6/20/44 (b)		205	204,930
Series 2013-T2A, Class A2, 1.68%, 6/20/46 (b)		290	289,196
Nelnet Student Loan Trust:
Series 2006-1, Class A5, 0.35%, 8/23/27 (a)		130	126,905
Series 2008-3, Class A4, 1.89%, 11/25/24 (a)		135	140,263
New Century Home Equity Loan Trust, Series 2005-2, Class A2MZ, 0.43%, 6/25/35 (a)		91	90,367
OHA Loan Funding Ltd., Series 2013-2A, Class A, 1.68%, 8/23/24 (a)(b)		200	198,200

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ABS Asset-Backed Security AUD Australian Dollar BBR Bank Bill Rate BRL Brazilian Real CDO Collateralized Debt Obligation CLO Collateralized Loan Obligation EUR Euro	JPY Japanese Yen LIBOR London Interbank Offered Rate MXN Mexican Peso OTC Over-the-counter RB Revenue Bonds TBA To-be-announced USD US Dollar

See Notes to Financial Statements.

10	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Option One Mortgage Acceptance Corp. Asset Back Certificates, Series 2003-4, Class A2, 0.81%, 7/25/33 (a)	USD	56	$51,460
OZLM Funding Ltd.:
Series 2012-2A, Class A1, 1.75%, 10/30/23 (a)(b)		250	249,875
Series 2013-4A, Class A1, 1.47%, 7/22/25 (a)(b)		250	244,019
PFS Financing Corp.:
Series 2012-AA, Class A, 1.37%, 2/15/16 (a)(b)		110	110,072
Series 2013-AA, Class B, 1.27%, 2/16/16 (a)(b)		170	169,272
Prestige Auto Receivables Trust:
Series 2013-1A, Class A2, 1.09%, 2/15/18 (b)		85	85,426
Series 2013-1A, Class A3, 1.33%, 5/15/19 (b)		100	99,845
RAAC Trust, Series 2005-SP2, Class 2A, 0.47%, 6/25/44 (a)		180	139,625
RASC Trust, Series 2003-KS5, Class AIIB, 0.75%, 7/25/33 (a)		27	22,053
Santander Drive Auto Receivables Trust:
Series 2011-S1A, Class B, 1.48%, 5/15/17 (b)		25	25,481
Series 2012-1, Class B, 2.72%, 5/16/16		55	55,611
Series 2012-1, Class C, 3.78%, 11/15/17-10/15/19 (b)		100	103,301
Series 2012-2, Class C, 3.20%, 2/15/18		160	164,440
Series 2012-3, Class B, 1.94%, 12/15/16-3/15/18		250	252,194
Series 2012-3, Class C, 3.01%, 4/16/18		215	221,259
Series 2012-4, Class C, 2.94%, 12/15/17		110	113,207
Series 2012-5, Class B, 1.56%, 8/15/18		105	105,712
Series 2012-5, Class C, 2.70%, 8/15/18		50	51,361
Series 2012-6, Class B, 1.33%, 5/15/17-3/15/18		285	285,742
Series 2012-AA, Class B, 1.21%, 10/16/17 (b)		220	220,209
Series 2012-AA, Class C, 1.78%, 11/15/18 (b)		400	398,924
Series 2013-3, Class B, 1.19%, 5/15/18		180	179,202
Series 2013-4, Class C, 3.25%, 1/15/20		80	82,186
Series 2013-5, Class B, 1.55%, 10/15/18		240	239,611
Series 2013-5, Class C, 2.25%, 6/17/19		115	114,607
Series 2013-A, Class B, 1.89%, 10/15/19 (b)		125	125,810
Series 2013-A, Class C, 3.12%, 10/15/19 (b)		50	51,280
SASCO Mortgage Loan Trust, Series 2005-GEL2, Class A, 0.45%, 4/25/35 (a)		12	11,643
Scholar Funding Trust:
Series 2011-A, Class A, 1.14%, 10/28/43 (a)(b)		93	92,984
Series 2013-A, Class A, 0.82%, 1/30/45 (a)(b)		356	352,491
SLM Private Credit Student Loan Trust:
Series 2002-A, Class A2, 0.79%, 12/16/30 (a)		102	99,128
Series 2004-B, Class A2, 0.44%, 6/15/21 (a)		124	122,725
Series 2005-B, Class A2, 0.42%, 3/15/23 (a)		69	67,137
SLM Private Education Loan Trust:
Series 2011-C, Class A2B, 4.54%, 10/17/44 (b)		100	107,420

Asset-Backed Securities	Par (000)		Value
Series 2012-A, Class A1, 1.57%, 8/15/25 (a)(b)	USD	62	$62,952
Series 2012-A, Class A2, 3.83%, 1/17/45 (b)		205	212,710
Series 2012-C, Class A1, 1.27%, 8/15/23 (a)(b)		165	165,955
Series 2012-C, Class A2, 3.31%, 10/15/46 (b)		265	274,040
Series 2012-D, Class A2, 2.95%, 2/15/46 (b)		310	316,217
Series 2012-E, Class A1, 0.92%, 10/16/23 (a)(b)		99	99,436
Series 2013-A, Class A1, 0.77%, 8/15/22 (a)(b)		83	83,040
Series 2013-A, Class A2A, 1.77%, 5/17/27 (b)		100	96,995
Series 2013-B, Class A1, 0.82%, 7/15/22 (a)(b)		191	190,426
Series 2013-B, Class A2A, 1.85%, 6/17/30 (b)		480	462,900
SLM Student Loan Trust:
Series 2003-11, Class A6, 0.99%, 12/15/25 (a)(b)		250	247,907
Series 2008-5, Class A4, 1.94%, 7/25/23 (a)		225	235,207
Series 2013-6, Class A3, 0.82%, 6/26/28 (a)		190	190,005
Series 2013-C, Class A1, 1.02%, 2/15/22 (a)(b)		173	173,038
Series 2013-C, Class A2A, 3.13%, 10/15/31 (b)		135	136,423
Series 2013-C, Class A2B, 1.68%, 10/15/31 (a)(b)		100	100,217
SpringCastle America Funding LLC, Series 2013-1A, Class A, 3.75%, 4/03/21 (b)		316	316,937
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 0.47%, 1/25/35 (a)		74	67,738
Vibrant CLO Ltd., Series 2012-1A, Class A1, 1.75%, 7/17/24 (a)(b)		500	497,486
World Financial Network Credit Card Master Trust:
Series 2012-C, Class A, 2.23%, 8/15/22		220	218,028
Series 2012-D, Class A, 2.15%, 4/17/23		265	257,886
Total Asset-Backed Securities — 20.9%			15,174,769

Corporate Bonds
Airlines — 0.2%
United Continental Holdings, Inc.:
8.00%, 7/15/24		125	124,063
Series B, 6.00%, 7/15/28		40	34,000

			158,063
Automobiles — 0.1%
General Motors Co.:
4.88%, 10/02/23 (b)		45	45,563
6.25%, 10/02/43 (b)		25	25,969

			71,532
Biotechnology — 0.2%
Amgen, Inc.:
5.15%, 11/15/41		45	44,833

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	11

Schedule of Investments (continued)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Biotechnology (concluded)
5.65%, 6/15/42	USD	80	$84,723

			129,556
Capital Markets — 1.6%
The Bank of New York Mellon Corp., 2.10%, 1/15/19		145	143,724
The Goldman Sachs Group, Inc.:
3.63%, 2/07/16		60	62,969
5.75%, 1/24/22		95	106,940
3.63%, 1/22/23		120	116,202
1.84%, 11/29/23 (a)		150	152,321
Lehman Brothers Holdings, Inc., 0.00%, 7/19/17 (c)(d)		150	—
Morgan Stanley:
3.45%, 11/02/15		189	196,731
3.80%, 4/29/16		100	105,783
3.75%, 2/25/23		150	145,960
5.00%, 11/24/25		160	160,478

			1,191,108
Chemicals — 0.2%
LYB International Finance BV, 5.25%, 7/15/43		2	2,010
LyondellBasell Industries NV, 5.00%, 4/15/19		105	116,615

			118,625
Commercial Banks — 1.1%
Commerzbank AG, 6.38%, 3/22/19	EUR	100	152,173
HSBC Bank Brasil SA - Banco Multiplo, 4.00%, 5/11/16 (b)	USD	330	335,363
US Bancorp, 1.95%, 11/15/18		139	138,255
Wells Fargo & Co.:
1.50%, 7/01/15		60	60,844
2.15%, 1/15/19		54	53,831
5.38%, 11/02/43		50	51,200

			791,666
Containers & Packaging — 0.5%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
7.88%, 8/15/19		200	221,000
6.88%, 2/15/21		130	140,075
Rock Tenn Co., 4.00%, 3/01/23		35	33,428

			394,503
Diversified Financial Services — 2.3%
Bank of America Corp.:
3.70%, 9/01/15		230	240,422
2.60%, 1/15/19		94	94,415
3.30%, 1/11/23		320	302,805
4.10%, 7/24/23		283	284,201
BP Capital Markets PLC, 2.75%, 5/10/23		115	105,006
Citigroup, Inc.:
4.45%, 1/10/17		50	54,190
3.38%, 3/01/23		150	142,577
JPMorgan Chase & Co.:
4.75%, 3/01/15		115	120,315
3.25%, 9/23/22		69	66,124
3.20%, 1/25/23		30	28,441
Novus USA Trust, Series 2013-1, 1.54%, 2/28/14 (a)(b)		250	250,312

			1,688,808
Diversified Telecommunication Services — 2.4%
AT&T Inc., 2.35%, 11/27/18		72	72,062
Intelsat Jackson Holdings SA, 7.25%, 4/01/19		104	112,320
Level 3 Financing, Inc., 8.13%, 7/01/19		105	114,975

Corporate Bonds	Par (000)		Value
Diversified Telecommunication Services (concluded)
Verizon Communications, Inc.:
3.65%, 9/14/18	USD	310	$328,155
4.50%, 9/15/20		65	69,587
5.15%, 9/15/23		140	150,317
3.85%, 11/01/42		440	359,394
6.55%, 9/15/43		433	506,592

			1,713,402
Electric Utilities — 0.9%
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18		13	16,443
5.95%, 12/15/36		56	57,021
Duke Energy Carolinas LLC, 4.25%, 12/15/41		75	69,834
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/01/20		230	244,375
Georgia Power Co., 3.00%, 4/15/16		190	198,053
Jersey Central Power & Light Co., 7.35%, 2/01/19		55	64,950

			650,676
Energy Equipment & Services — 1.2%
Transocean, Inc.:
5.05%, 12/15/16		135	149,131
2.50%, 10/15/17		215	217,278
6.00%, 3/15/18		319	357,741
6.50%, 11/15/20		90	102,775
6.80%, 3/15/38		50	55,651

			882,576
Food & Staples Retailing — 0.1%
CVS Caremark Corp., 5.30%, 12/05/43		18	18,615
Wal-Mart Stores, Inc., 4.00%, 4/11/43		65	57,849

			76,464
Food Products — 0.2%
WM Wrigley Jr. Co., 2.90%, 10/21/19 (b)		128	126,942
Health Care Equipment & Supplies — 0.4%
Boston Scientific Corp., 2.65%, 10/01/18		177	178,204
Edwards Lifesciences Corp., 2.88%, 10/15/18		133	132,224

			310,428
Health Care Providers & Services — 1.0%
Coventry Health Care, Inc., 5.45%, 6/15/21		98	109,037
HCA, Inc., 7.25%, 9/15/20		225	245,250
Tenet Healthcare Corp., 6.25%, 11/01/18		110	121,825
UnitedHealth Group, Inc., 3.38%, 11/15/21		35	34,568
WellPoint, Inc.:
1.88%, 1/15/18		105	103,825
2.30%, 7/15/18		82	81,349

			695,854
Hotels, Restaurants & Leisure — 0.3%
Carnival Corp., 3.95%, 10/15/20		22	22,017
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC:
8.00%, 10/01/20 (b)		87	90,480
11.00%, 10/01/21 (b)		95	97,375

			209,872
Insurance — 1.4%
American International Group, Inc.:
3.80%, 3/22/17		190	202,901
5.45%, 5/18/17		85	95,006
3.38%, 8/15/20		135	135,785
4.13%, 2/15/24		75	74,565
Manulife Financial Corp., 3.40%, 9/17/15		90	93,684

See Notes to Financial Statements.

12	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Insurance (concluded)
Prudential Financial, Inc.:
4.75%, 9/17/15	USD	136	$144,927
5.38%, 6/21/20		110	124,312
4.50%, 11/15/20		110	118,007
XLIT Ltd.:
2.30%, 12/15/18		37	36,341
5.25%, 12/15/43		17	17,114

			1,042,642
Life Sciences Tools & Services — 0.3%
Life Technologies Corp., 6.00%, 3/01/20		90	103,412
Thermo Fisher Scientific, Inc.:
2.40%, 2/01/19		126	124,827
5.30%, 2/01/44		10	10,112

			238,351
Media — 2.5%
CBS Corp.:
4.63%, 5/15/18		35	37,943
8.88%, 5/15/19		80	102,282
5.75%, 4/15/20		30	33,676
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22		75	103,881
Comcast Corp.:
5.88%, 2/15/18		152	174,343
4.65%, 7/15/42		161	149,827
COX Communications, Inc.:
8.38%, 3/01/39 (b)		150	181,916
4.70%, 12/15/42 (b)		56	47,030
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
5.00%, 3/01/21		100	105,051
3.80%, 3/15/22		50	48,032
5.15%, 3/15/42		90	80,829
NBCUniversal Media LLC:
5.15%, 4/30/20		121	135,247
4.38%, 4/01/21		30	31,753
4.45%, 1/15/43		79	70,770
Time Warner Cable, Inc.:
8.75%, 2/14/19		113	134,791
8.25%, 4/01/19		288	337,393

			1,774,764
Metals & Mining — 0.4%
BHP Billiton Finance USA Ltd.:
3.85%, 9/30/23		115	115,499
5.00%, 9/30/43		46	46,770
Novelis, Inc., 8.75%, 12/15/20		145	161,313

			323,582
Multi-Utilities — 0.2%
Dominion Gas Holdings LLC, 4.80%, 11/01/43 (b)		10	9,668
Dominion Resources, Inc., 1.95%, 8/15/16		145	147,399

			157,067
Oil, Gas & Consumable Fuels — 3.3%
Apache Corp.:
4.75%, 4/15/43		30	29,098
4.25%, 1/15/44		50	44,953
CONSOL Energy, Inc., 8.25%, 4/01/20		16	17,320
Energy Transfer Partners LP, 4.15%, 10/01/20		195	197,843
Enterprise Products Operating LLC, 4.45%, 2/15/43		55	48,582
Kinder Morgan Energy Partners LP, 4.15%, 2/01/24		175	169,307

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Laredo Petroleum, Inc., 7.38%, 5/01/22	USD	70	$75,950
Linn Energy LLC/Linn Energy Finance Corp., 7.00%, 11/01/19 (b)		86	86,860
MEG Energy Corp., 6.50%, 3/15/21 (b)		258	271,545
Murphy Oil Corp.:
2.50%, 12/01/17		125	125,760
3.70%, 12/01/22		69	63,756
Noble Energy, Inc.:
8.25%, 3/01/19		60	74,577
4.15%, 12/15/21		60	61,695
6.00%, 3/01/41		60	64,157
5.25%, 11/15/43		75	74,939
Noble Holding International Ltd., 5.25%, 3/15/42		25	23,987
Peabody Energy Corp.:
6.00%, 11/15/18		12	12,780
6.25%, 11/15/21		73	73,730
Range Resources Corp., 5.75%, 6/01/21		5	5,300
Schlumberger Investment SA, 3.65%, 12/01/23		47	46,591
Shell International Finance BV:
2.00%, 11/15/18		130	129,901
4.55%, 8/12/43		115	112,164
Total Capital International SA, 3.70%, 1/15/24		115	113,709
TransCanada PipeLines Ltd., 3.75%, 10/16/23		55	53,606
Western Gas Partners LP:
5.38%, 6/01/21		115	123,199
4.00%, 7/01/22		59	56,311
The Williams Cos., Inc.:
7.88%, 9/01/21		54	62,268
3.70%, 1/15/23		190	165,833

			2,385,721
Paper & Forest Products — 0.5%
International Paper Co., 4.75%, 2/15/22		326	341,785
Pharmaceuticals — 0.4%
AbbVie, Inc., 4.40%, 11/06/42		85	79,277
Actavis, Inc., 4.63%, 10/01/42		85	77,333
Bristol-Myers Squibb Co., 4.50%, 3/01/44		102	97,700
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21		45	44,137

			298,447
Real Estate Investment Trusts (REITs) — 0.1%
GLP Capital LP/GLP Financing II, Inc.:
4.38%, 11/01/18 (b)		4	4,090
4.88%, 11/01/20 (b)		5	5,000
Ventas Realty LP/Ventas Capital Corp., 2.70%, 4/01/20		30	28,686

			37,776
Real Estate Management & Development — 0.1%
Realogy Group LLC, 7.88%, 2/15/19 (b)(e)		90	98,775
Road & Rail — 0.0%
Burlington Northern Santa Fe LLC, 3.00%, 3/15/23		34	31,663
Software — 0.1%
First Data Corp., 7.38%, 6/15/19 (b)		50	53,375
Oracle Corp., 3.63%, 7/15/23		6	5,952

			59,327
Specialty Retail — 0.1%
QVC, Inc., 7.50%, 10/01/19 (b)		90	97,006

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	13

Schedule of Investments (continued)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Thrifts & Mortgage Finance — 0.5%
Radian Group, Inc., 5.38%, 6/15/15	USD	340	$351,900
Tobacco — 0.3%
Altria Group, Inc., 4.00%, 1/31/24		51	49,848
Philip Morris International, Inc.:
1.88%, 1/15/19		110	107,498
4.88%, 11/15/43		38	37,644

			194,990
Trading Companies & Distributors — 0.3%
United Rentals North America, Inc., 7.63%, 4/15/22		180	200,025
Wireless Telecommunication Services — 1.0%
America Movil SAB de CV, 2.38%, 9/08/16		205	210,980
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 4/15/23		89	83,313
MetroPCS Wireless, Inc., 7.88%, 9/01/18		3	3,221
Sprint Communications, Inc., 9.00%, 11/15/18 (b)		190	228,950
Sprint Corp., 7.88%, 9/15/23 (b)		115	123,625
T-Mobile USA, Inc.:
6.46%, 4/28/19		5	5,313
6.63%, 4/28/21		30	31,575
6.73%, 4/28/22		25	26,063
6.84%, 4/28/23		10	10,375

			723,415
Total Corporate Bonds — 24.2%			17,567,311

Floating Rate Loan Interests (a) — 0.2%
Hotels, Restaurants & Leisure — 0.2%
Motel 6, Loan, 2.74%, 10/15/17 (b)		149	155,741

Foreign Agency Obligations
Caixa Economica Federal, 2.38%, 11/06/17 (b)		150	139,313
Nexen Energy ULC, 5.88%, 3/10/35		10	10,680
Petrobras International Finance Co., 3.88%, 1/27/16		330	339,722
Statoil ASA, 2.90%, 11/08/20		145	144,051
Total Foreign Agency Obligations — 0.9%			633,766

Foreign Government Obligations
Brazil — 0.1%
Federative Republic of Brazil, 7.13%, 1/20/37		50	57,250
Greece — 0.1%
Hellenic Republic, 2.00%, 2/24/23 (f)		100	92,570
Italy — 0.3%
Buoni Poliennali Del Tesoro, 2.55%, 10/22/16		135	189,783
Mexico — 0.4%
United Mexican States, 4.00%, 10/02/23		280	277,200
Spain — 0.3%
Kingdom of Spain, 4.40%, 10/31/23		150	210,091
Total Foreign Government Obligations — 1.2%			826,894

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations — 1.9%
Countrywide Alternative Loan Trust, Series 2007-22, Class 2A16, 6.50%, 9/25/37	USD	534	$412,071
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA5, Class 2A1, 0.38%, 4/25/46 (a)		100	76,726
Credit Suisse Mortgage Capital Certificates:
Series 2011-2R, Class 1A1, 2.53%, 3/27/37 (a)(b)		74	72,005
Series 2011-2R, Class 2A1, 2.63%, 7/27/36 (a)(b)		258	255,844
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-RMP1, Class A2, 0.33%, 12/25/36 (a)		123	96,676
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 3A1, 2.59%, 8/25/35 (a)		60	53,068
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 0.98%, 11/25/34 (a)		38	36,463
IndyMac INDA Mortgage Loan Trust, Series 2007-AR7, Class 1A1, 2.80%, 11/25/37 (a)		128	116,504
Residential Accredit Loans, Inc. Trust, Series 2006-QO2, Class A1, 0.38%, 2/25/46 (a)		123	59,268
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 3A1, 8.26%, 4/25/47 (a)		261	197,808

			1,376,433
Commercial Mortgage-Backed Securities — 11.1%
Banc of America Commercial Mortgage Trust:
Series 2006-5, Class AAB, 5.38%, 9/10/47		158	158,961
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (a)		15	15,662
Series 2007-3, Class A1A, 5.65%, 6/10/49 (a)		187	204,094
Series 2007-3, Class A4, 5.65%, 6/10/49 (a)		290	320,459
Series 2007-3, Class AM, 5.65%, 6/10/49 (a)		100	110,080
Banc of America Re-REMIC Trust, Series 2010-UB4, Class A4A, 5.02%, 12/20/41 (a)(b)		150	160,958
Bear Stearns Commercial Mortgage Securities Trust:
Series 2005-PW10, Class AM, 5.45%, 12/11/40 (a)		30	32,033
Series 2006-PW14, Class A1A, 5.19%, 12/11/38		197	215,619
Series 2007-PW15, Class A1A, 5.32%, 2/11/44		110	120,340
Series 2007-PW17, Class A1A, 5.65%, 6/11/50 (a)		114	126,196
Series 2007-PW17, Class A3, 5.74%, 6/11/50		144	147,499
Citigroup Commercial Mortgage Trust, Series 2005-C3, Class AJ, 4.96%, 5/15/43 (a)		170	171,895
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class AMA, 6.12%, 11/15/44 (a)		15	16,710
Commercial Mortgage Pass-Through Certificates:
Series 2006-C8, Class AM, 5.35%, 12/10/46		110	120,161

See Notes to Financial Statements.

14	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)	USD	100	$107,850
Series 2013-CR10, Class B, 4.96%, 8/10/46 (a)(b)		100	101,081
Series 2013-CR11, Class AM, 4.72%, 9/10/23 (a)		30	31,109
Series 2013-FL3, Class A, 1.68%, 10/13/16 (a)(b)		145	145,494
Series 2013-GAM, Class A2, 3.37%, 2/10/28 (b)		110	104,570
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		20	20,608
Credit Suisse Mortgage Capital Certificates:
Series 2007-TF2A, Class A3, 0.44%, 4/15/22 (a)(b)		200	192,134
Series 2010-RR2, Class 2A, 5.76%, 9/15/39 (a)(b)		250	274,811
Del Coronado Trust, Series 2013-HDMZ, Class M, 5.17%, 3/15/18 (a)(b)		100	100,350
Deutsche Bank Re-REMIC Trust:
Series 2012-EZ1, Class A, 0.95%, 9/25/45 (b)		189	189,224
Series 2013-EZ3, Class A, 1.64%, 12/18/49 (a)(b)		99	99,380
Extended Stay America Trust, Series 2013-ESH7, Class A27, 2.96%, 12/05/31 (b)		100	97,039
Greenwich Capital Commercial Funding Corp.:
Series 2007-GG11, Class A4, 5.74%, 12/10/49		50	55,838
Series 2007-GG11, Class AM, 5.87%, 12/10/49 (a)		65	71,222
GS Mortgage Securities Corp. II, Series 2013-KING, Class E, 3.44%, 12/10/27 (a)(b)		180	156,628
GS Mortgage Securities Trust:
Series 2006-GG8, Class AJ, 5.62%, 11/10/39		75	73,454
Series 2006-GG8, Class AM, 5.59%, 11/10/39		40	43,843
Series 2007-GG10, Class A1A, 5.80%, 8/10/45 (a)		52	57,215
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.22%, 11/05/30 (a)(b)		150	150,850
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB14, Class AM, 5.45%, 12/12/44 (a)		110	118,113
Series 2006-LDP9, Class AM, 5.37%, 5/15/47		20	21,130
Series 2007-CB18, Class A1A, 5.43%, 6/12/47 (a)		231	253,564
Series 2007-CB18, Class A3, 5.45%, 6/12/47		37	36,942
Series 2007-LD12, Class A1A, 5.85%, 2/15/51 (a)		214	239,740
Series 2007-LDPX, Class A1A, 5.44%, 1/15/49		165	181,507
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (a)		163	174,152
Series 2013-C10, Class C, 4.16%, 12/15/47 (a)		35	33,028
LB-UBS Commercial Mortgage Trust:
Series 2005-C2, Class AJ, 5.21%, 4/15/30 (a)		75	77,648
Series 2007-C7, Class A3, 5.87%, 9/15/45 (a)		76	84,098
Series 2007-C7, Class AM, 6.16%, 9/15/45 (a)		50	57,150

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
Merrill Lynch Mortgage Trust:
Series 2005-CKI1, Class AJ, 5.28%, 11/12/37 (a)	USD	100	$105,170
Series 2007-C1, Class A1A, 5.86%, 6/12/50 (a)		65	69,921
Morgan Stanley Capital I Trust:
Series 2007-HQ12, Class A2FX, 5.58%, 4/12/49 (a)		112	113,169
Series 2007-HQ12, Class AM, 5.60%, 4/12/49 (a)		160	174,591
Series 2007-IQ13, Class A1A, 5.31%, 3/15/44		228	250,032
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		60	65,220
Series 2007-IQ14, Class A1A, 5.67%, 4/15/49 (a)		86	94,185
Series 2007-IQ15, Class AM, 5.91%, 6/11/49 (a)		145	155,987
Morgan Stanley Capital I, Inc., Series 1998-WF2, Class G, 6.34%, 7/15/30 (a)(b)		25	24,998
Morgan Stanley Re-REMIC Trust:
Series 2009-IO, Class B, 0.00%, 7/17/56 (b)(g)		104	102,415
Series 2011-IO, Class A, 2.50%, 3/23/51 (b)		46	46,121
Series 2012-IO, Class AXB1, 1.00%, 3/27/51 (b)		46	45,757
Series 2012-IO, Class AXB2, 1.00%, 3/27/51 (b)		100	98,000
Series 2012-XA, Class A, 2.00%, 7/27/49 (b)		111	111,803
Motel 6 Trust, Series 2012-MTL6, Class B, 2.74%, 10/05/25 (b)		115	114,061
Queens Center Mortgage Trust, Series 2013-QCA, Class D, 3.47%, 1/11/37 (a)(b)		240	203,697
RBSCF Trust, Series 2010-RR3, Class WBTA, 6.12%, 2/16/51 (a)(b)		380	415,149
S2 Hospitality LLC, Series 2012-LV1, Class A, 4.50%, 4/15/25 (b)		1	757
SCG Trust, Series 2013-SRP1, Class AJ, 2.12%, 11/15/26 (a)(b)		100	100,001
STRIPs Ltd., Series 2012-1A, Class A, 1.50%, 12/25/44 (b)		136	134,191
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AJ, 5.92%, 2/15/51 (a)		85	85,137
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (b)		148	146,727
WF-RBS Commercial Mortgage Trust, Series 2013-C11, Class A4, 3.04%, 3/15/45		135	127,945

			8,055,473
Interest Only Commercial Mortgage-Backed Securities — 1.6%
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.60%, 11/05/36 (a)(b)		1,760	98,537
Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class XA, 1.31%, 9/10/46 (a)		648	48,147
Commercial Mortgage Pass-Through Certificates:
Series 2013-CR10, Class XA, 1.06%, 8/10/46 (a)		2,654	157,481
Series 2013-LC6, Class XA, 1.80%, 1/10/46 (a)		1,442	138,357
GS Mortgage Securities Corp. II:
Series 2013-GC10, Class XA, 1.77%, 2/10/46 (a)		1,341	143,229

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	15

Schedule of Investments (continued)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (concluded)
Series 2013-KYO, Class XB1, 3.25%, 11/08/29 (a)(b)	USD	1,000	$46,053
Hilton USA Trust, Series 2013-HLT, Class X1FX, 1.67%, 11/05/30 (a)(b)		1,225	21,437
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class XA, 0.00%, 12/15/47 (a)		998	104,320
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class XA, 2.01%, 6/15/45 (a)		976	95,957
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class XA, 1.75%, 2/15/46 (a)		493	48,418
Morgan Stanley Capital I Trust, Series 2012-C4, Class XA, 2.67%, 3/15/45 (a)(b)		970	119,822
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Class XA, 1.83%, 12/15/45 (a)(b)		867	93,058
Series 2013-C15, Class XA, 0.72%, 8/15/46 (a)		897	37,866

			1,152,682
Total Non-Agency Mortgage-Backed Securities — 14.6%			10,584,588

Other Interests (h)		Beneficial Interest (000)
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII (c)(d)		55	—
Lehman Brothers Holdings, Inc. (c)(d)		325	—
Total Other Interests — 0.0%			—

Preferred Securities
Capital Trusts		Par (000)
Capital Markets — 0.0%
State Street Capital Trust IV, 1.25%, 6/01/77 (a)	USD	20	15,110
Insurance — 0.5%
American International Group, Inc., 8.18%, 5/15/68 (a)		60	72,600
MetLife Capital Trust IV, 7.88%, 12/15/67 (b)		100	114,750
Prudential Financial, Inc., 5.88%, 9/15/42 (a)		21	21,341
XL Group PLC, 6.50% (a)(i)		165	162,319

			371,010
Media — 0.2%
NBCUniversal Enterprise, Inc., 5.25% (b)(i)		100	99,000
Total Capital Trusts — 0.7%			485,120
Trust Preferreds		Shares
Diversified Financial Services — 0.2%
Citigroup Capital XIII, 7.88%, 10/30/40 (j)		6,917	188,488
Total Preferred Securities — 0.9%			673,608

Taxable Municipal Bonds		Par (000)	Value
New York City Municipal Water Finance Authority RB:
5.38%, 6/15/43	USD	95	$99,857
5.50%, 6/15/43		115	121,800
Total Taxable Municipal Bonds — 0.3%			221,657

U.S. Government Sponsored Agency Securities
Agency Obligations — 0.4%
FREMF Mortgage Trust:
Series 2012-K23, Class B, 3.66%, 10/25/45 (a)		80	73,421
Series 2012-K706, Class C, 4.02%, 11/25/44 (a)		17	15,955
Series 2012-K709, Class C, 3.74%, 4/25/45		80	75,726
Series 2012-K711, Class B, 3.68%, 8/25/45 (a)		90	87,537
Series 2013-K713, Class B, 3.17%, 4/25/20		15	14,026

			266,665
Commercial Mortgage-Backed Securities — 0.8%
Freddie Mac:
Series K027, Class A2, 2.64%, 1/25/23		255	239,478
Series K031, Class A2, 3.30%, 4/25/23 (a)		175	172,323
Series K033, Class A2, 3.06%, 7/25/23		80	77,047
Series K035, Class A2, 3.46%, 8/25/23		75	74,530

			563,378
Interest Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae, Series 2013-52, Class EI, 4.00%, 3/25/43		90	11,822
Interest Only Commercial Mortgage-Backed Securities — 0.3%
Fannie Mae, Series 2013-M5, Class X2, 2.40%, 1/25/21		297	38,012
Freddie Mac:
Series K019, Class X1, 1.74%, 3/25/22 (a)		257	27,837
Series K707, Class X1, 1.56%, 1/25/47 (a)		545	35,884
Series K710, Class X1, 1.78%, 5/25/19 (a)		437	35,184
Ginnie Mae, Series 2012-120, Class IO, 1.02%, 2/16/53 (a)		573	42,069

			178,986
Mortgage-Backed Securities — 49.1%
Fannie Mae Mortgage-Backed Securities:
2.50%, 9/01/27		1,142	1,131,518
3.00%, 1/01/29-1/01/44 (a)(k)		2,550	2,469,954
3.13%, 3/01/41 (a)		62	65,204
3.22%, 12/01/40 (a)		89	93,149
3.36%, 6/01/41 (a)		80	84,017
3.50%, 7/01/28-1/01/44 (a)(k)		2,961	2,967,145
4.00%, 2/01/25-1/01/44 (k)		4,862	5,024,521
4.50%, 2/01/25-1/01/44 (k)		2,402	2,551,496
4.76%, 8/01/38 (a)		93	97,992

See Notes to Financial Statements.

16	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities		Par (000)	Value
Mortgage-Backed Securities (concluded)
5.00%, 7/01/33-1/01/44 (k)	USD	1,669	$1,815,537
5.50%, 2/01/35-8/01/37		695	765,328
6.00%, 2/01/17-1/01/44 (k)		908	1,009,270
6.50%, 5/01/40		346	384,168
7.00%, 2/01/16		8	8,275
Freddie Mac Mortgage-Backed Securities:
2.50%, 1/01/29 (k)		400	396,297
3.00%, 1/01/29-4/01/43 (k)		1,119	1,075,775
3.03%, 2/01/41 (a)		86	90,510
3.50%, 4/01/42-1/01/44 (k)		3,223	3,198,518
4.00%, 1/01/44 (k)		2,100	2,154,414
4.50%, 11/01/43-1/01/44 (k)		2,200	2,325,529
4.87%, 4/01/38 (a)		101	105,594
5.00%, 1/01/44 (k)		600	647,063
5.50%, 3/01/43		193	209,957
6.00%, 6/01/35		103	113,433
Ginnie Mae Mortgage-Backed Securities:
3.00%, 1/15/44 (k)		800	772,937
3.50%, 7/15/43-1/15/44 (k)		1,099	1,108,842
4.00%, 12/15/41-11/20/43		1,739	1,812,899
4.50%, 5/20/41-1/15/44 (k)		1,958	2,100,104
5.00%, 7/15/39-1/15/44 (k)		755	818,268
5.50%, 5/20/36-1/15/44 (k)		212	233,062

			35,630,776
Total U.S. Government Sponsored Agency Securities — 50.6%			36,651,627

U.S. Treasury Obligations
U.S. Treasury Bonds:
2.75%, 8/15/42		235	186,201
3.75%, 11/15/43 (e)(l)		5,679	5,489,106
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42		320	257,577
U.S. Treasury Inflation Indexed Notes:
0.13%, 1/15/23		147	138,562
0.38%, 7/15/23		989	953,368
U.S. Treasury Notes:
0.25%, 11/30/15 (e)		2,285	2,280,448
0.63%, 12/15/16 (e)		3,170	3,157,123
1.50%, 12/31/18		510	504,263
1.00%, 11/30/19 (e)		2,053	1,929,017
2.00%, 11/30/20 (e)		830	807,954
1.63%, 11/15/22		650	586,726
2.75%, 11/15/23		2,250	2,201,132
Total U.S. Treasury Obligations — 25.5%			18,491,477
Total Long-Term Investments
(Cost — $101,349,667) — 139.3%			100,981,438

Short-Term Securities
Borrowed Bond Agreements — 3.5%
Credit Suisse Securities (USA) LLC, (0.10)%, Open (Purchased on 11/19/13 to be repurchased at $138,949, collateralized by U.S. Treasury Notes, 1.25% due at 10/31/18, par and fair value of USD 140,000 and $137,256, respectively)		140	139,650

Short-Term Securities		Par (000)	Value
Credit Suisse Securities (USA) LLC, (0.03)%, Open (Purchased on 10/04/13 to be repurchased at $99,848, collateralized by U.S. Treasury Notes, 1.38% due at 9/30/18, par and fair value of USD 100,000 and $98,781, respectively)	USD	100	$100,000
Credit Suisse Securities (USA) LLC, 0.00%, Open (Purchased on 10/22/13 to be repurchased at $100,250, collateralized by U.S. Treasury Notes, 1.38% due at 9/30/18, par and fair value of USD 100,000 and $98,781, respectively)		100	100,250
Credit Suisse Securities (USA) LLC, 0.00%, Open (Purchased on 11/05/13 to be repurchased at $100,250, collateralized by U.S. Treasury Notes, 1.38% due at 9/30/18, par and fair value of USD 100,000 and $98,781, respectively)		100	100,250
Credit Suisse Securities (USA) LLC, 0.01%, Open (Purchased on 9/17/13 to be repurchased at $184,208, collateralized by U.S. Treasury Notes, 0.75% due at 12/31/17, par and fair value of USD 190,000 and $185,784, respectively)		185	185,013
Credit Suisse Securities (USA) LLC, 0.02%, Open (Purchased on 9/17/13 to be repurchased at $442,849, collateralized by U.S. Treasury Notes, 2.00% due at 2/15/23, par and fair value of USD 474,000 and $439,709, respectively)		442	442,005
Credit Suisse Securities (USA) LLC, 0.04%, Open (Purchased on 9/17/13 to be repurchased at $362,027, collateralized by U.S. Treasury Bonds, 2.75% due at 11/15/42, par and fair value of USD 220,000 and $173,939, respectively)		178	178,200
Deutsche Bank Securities, Inc., (0.09)%, Open (Purchased on 11/26/13 to be repurchased at $178,742, collateralized by U.S. Treasury Notes, 1.25% due at 10/31/18, par and fair value of USD 180,000 and $176,470, respectively)		180	179,550
Deutsche Bank Securities, Inc., (0.09)%, Open (Purchased on 12/17/13 to be repurchased at $1,061,677, collateralized by U.S. Treasury Notes, 1.25% due at 11/30/18, par and fair value of USD 1,080,000 and $1,045,583, respectively)		1,067	1,066,500
Merrill Lynch, Pierce, Fenner & Smith, Inc., (0.11)%, Open (Purchased on 12/18/13 to be repurchased at $78,464, collateralized by U.S. Treasury Notes, 1.25% due at 11/30/18, par and fair value of USD 80,000 and $77,451, respectively)		79	78,900
Total Short-Term Securities (Cost — $2,570,318) — 3.5%			2,570,318

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	17

Schedule of Investments (continued)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Options Purchased			Value
(Cost — $32,943) — 0.1%			$46,408
Total Investments Before Borrowed Bonds, Options Written and TBA Sale Commitments
(Cost — $103,952,928) — 142.9%			103,598,164

Borrowed Bonds		Par (000)
U.S. Treasury Obligations — (3.5)%
U.S. Treasury Bonds, 2.75%, 11/15/42	USD	220	(173,939)
U.S. Treasury Notes:
0.75%, 12/31/17		190	(185,784)
1.25%, 10/31/18-11/30/18		1,480	(1,436,759)
1.38%, 9/30/18		300	(296,344)
2.00%, 2/15/23		474	(439,709)
Total Borrowed Bonds
(Proceeds — $2,630,426) — (3.5)%			(2,532,535)
Options Written
(Premiums Received — $ 7,772) — (0.0)%			(12,125)

TBA Sale Commitments (k)		Par (000)	Value
Fannie Mae Mortgage-Backed Securities:
2.50%, 1/01/29	USD	300	$(296,906)
3.50%, 1/01/44		2,510	(2,490,452)
4.00%, 1/01/29-1/01/44		2,700	(2,794,430)
4.50%, 1/01/44		300	(317,871)
5.00%, 1/01/44		1,200	(1,301,343)
5.50%, 1/01/44		300	(329,988)
6.00%, 1/01/44		300	(332,742)
Freddie Mac Mortgage-Backed Securities:
3.00%, 1/01/44		400	(378,875)
3.50%, 1/01/44		600	(595,313)
4.00%, 1/01/44		1,400	(1,437,734)
4.50%, 1/01/44		1,400	(1,481,320)
Ginnie Mae Mortgage-Backed Securities:
4.00%, 1/15/44		900	(935,629)
4.50%, 1/15/44		900	(962,227)
Total TBA Sale Commitments
(Proceeds — $13,676,428) — (18.9)%			(13,654,830)
Total Investments Net of Borrowed Bonds, Options Written and TBA Sale Commitments — 120.5%			87,398,674
Liabilities in Excess of Other Assets — (20.5)%			(14,893,761)

Net Assets — 100.0%			$72,504,913

Notes to Schedule of Investments
(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.

(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(e)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(g)	Zero-coupon bond.

(h)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(i)	Security is perpetual in nature and has no stated maturity date.

(j)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(k)	Represents or includes a TBA transaction. Unsettled TBA transactions as of December 31, 2013 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Citigroup Global Markets, Inc.	$(727,809)	$301
Credit Suisse Securities (USA) LLC	$(191,277)	$1,875
Deutsche Bank Securities, Inc.	$(656,090)	$(1,793)
Goldman Sachs & Co.	$3,115,444	$(28,973)
J.P. Morgan Securities LLC	$1,473,200	$1,601
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$800,969	$(5,523)
Morgan Stanley & Co. LLC	$1,343,758	$4,656
Nomura Securities International, Inc.	—	$1,578
RBS Securities, Inc.	—	$1,984
Wells Fargo Securities, LLC	—	$(51)

(l)	All or a portion of security has been pledged in connection with outstanding financial futures contracts.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

18	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock Total Return Portfolio

•	Reverse repurchase agreements outstanding as of December 31, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Deutsche Bank Securities, Inc.	0.00%	10/03/13	Open	$1,917,500	$1,917,644
Deutsche Bank Securities, Inc.	(0.63)%	10/21/13	Open	85,000	85,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.03%	12/12/13	Open	817,550	817,545
BNP Paribas Securities Corp.	0.05%	12/12/13	Open	4,881,250	4,881,277
BNP Paribas Securities Corp.	(0.38)%	12/31/13	1/02/14	2,282,144	2,282,144
Deutsche Bank Securities, Inc.	(0.46)%	12/31/13	1/02/14	3,158,113	3,158,113
Total				$13,141,557	$13,141,723

•	Financial futures contracts outstanding as of December 31, 2013 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
1	Euro Dollar Futures	Chicago Mercantile	March 2014	USD	249,313	$331
15	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	March 2014	USD	1,924,688	(30,932)
1	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	March 2014	USD	219,813	(210)
1	Euro Dollar Futures	Chicago Mercantile	December 2014	USD	248,925	798
9	Euro Dollar Futures	Chicago Mercantile	March 2015	USD	2,238,075	7,853
10	Euro Dollar Futures	Chicago Mercantile	June 2015	USD	2,483,125	3,301
(1)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	March 2014	USD	119,313	(18)
(57)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	March 2014	USD	7,013,672	116,884
(11)	U.S. Ultra Treasury Bonds	Chicago Board of Trade	March 2014	USD	1,498,750	29,990
(4)	Euro Dollar Futures	Chicago Mercantile	December 2015	USD	988,750	1,744
Total						$129,741

•	Foreign currency exchange contracts outstanding as of December 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	139,000	USD	190,073	The Bank of New York Mellon	1/22/14	$1,147
USD	794,020	EUR	588,000	Barclays Bank PLC	1/22/14	(14,882)
Total						$(13,735)

•	Exchange traded options purchased as of December 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar 2-Year Mid-Curve	Put	USD	98.75	3/14/14	36	$24,300

•	OTC interest rate swaptions purchased as of December 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Barclays Bank PLC	Call	4.50%	Receive	6-month Australian BBR	2/26/14	AUD	1,115	$6,342
10-Year Interest Rate Swap	Barclays Bank PLC	Put	1.10%	Pay	6-month JPY LIBOR	6/05/14	JPY	79,000	6,170
10-Year Interest Rate Swap	Barclays Bank PLC	Put	1.10%	Pay	6-month JPY LIBOR	6/06/14	JPY	40,000	3,140
10-Year Interest Rate Swap	Bank of America N.A.	Put	1.10%	Pay	6-month JPY LIBOR	6/09/14	JPY	81,000	6,456
Total									$22,108

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	19

Schedule of Investments (continued)	BlackRock Total Return Portfolio

•	Exchange traded options written as of December 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar 2-Year Mid-Curve	Put	USD	98.25	3/14/14	36	$(5,850)

•	OTC interest rate swaptions written as of December 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Barclays Bank PLC	Put	1.40%	Receive	6-month JPY LIBOR	6/05/14	JPY	79,000	$(2,444)
10-Year Interest Rate Swap	Barclays Bank PLC	Put	1.40%	Receive	6-month JPY LIBOR	6/06/14	JPY	40,000	(1,237)
10-Year Interest Rate Swap	Bank of America N.A.	Put	1.40%	Receive	6-month JPY LIBOR	6/09/14	JPY	81,000	(2,594)
Total									$(6,275)

•	Centrally cleared credit default swaps – buy protection outstanding as of December 31, 2013 were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized (Depreciation)
CDX.NA.HY Series 21 Version 1	5.00%	Chicago Mercantile	12/20/18	USD	760	$(16,130)

•	OTC credit default swaps – buy protection outstanding as of December 31, 2013 were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid	Unrealized (Depreciation)
Radian Group, Inc.	5.00%	Citibank N.A.	6/20/15	USD	340	$(20,577)	$5,785	$(26,362)
CMBX.NA Series 6 AAA	0.50%	Morgan Stanley Capital Services LLC	5/11/63	USD	100	2,523	3,733	(1,210)
Total						$2,523	$9,518	$(27,572)

•	OTC credit default swaps – sold protection outstanding as of December 31, 2013 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation
CDX.EM Series 20 Version 1	5.00%	Bank of America N.A.	12/20/18	BB+	USD	28	$2,891	$2,842	$49
CDX.EM Series 20 Version 1	5.00%	Barclays Bank PLC	12/20/18	BB+	USD	54	5,575	5,373	202
CDX.EM Series 20 Version 1	5.00%	Barclays Bank PLC	12/20/18	BB+	USD	50	5,161	4,975	186
CDX.EM Series 20 Version 1	5.00%	Barclays Bank PLC	12/20/18	BB+	USD	28	2,892	2,881	11
The Goldman Sachs Group, Inc.	1.00%	Deutsche Bank AG	12/20/18	A-	USD	275	1,557	(2,345)	3,902
CMBX.NA Series 2 AM	0.50%	Deutsche Bank AG	3/15/49	A-	USD	130	(3,196)	(18,268)	15,072
CMBX.NA Series 3 AM	0.50%	Credit Suisse International	12/13/49	BBB-	USD	670	(39,607)	(65,432)	25,825
CMBX.NA Series 3 AM	0.50%	Royal Bank of Scotland PLC	12/13/49	BBB-	USD	370	(21,872)	(36,591)	14,719
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB-	USD	50	(3,423)	(7,364)	3,941
Total							$(50,022)	$(113,929)	$63,907

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

20	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock Total Return Portfolio

•	Centrally cleared interest rate swaps outstanding as of December 31, 2013 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation
0.65%[1]	3-month LIBOR	Chicago Mercantile	11/26/16	USD	220	$1,092
2.82%[1]	3-month LIBOR	Chicago Mercantile	11/18/23	USD	125	2,226
0.82%[1]	6-month JPY LIBOR	Chicago Mercantile	11/25/23	JPY	37,780	3,299
0.79%[1]	6-month JPY LIBOR	Chicago Mercantile	11/28/23	JPY	41,215	4,649
Total						$11,266

[1]	Fund pays the fixed rate and receives the floating rate.

•	OTC interest rate swaps outstanding as of December 31, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
0.56%[2]	3-month LIBOR	Deutsche Bank AG	7/02/14	USD	3,500	$(11,851)	—	$(11,851)
	1-day Overnight
	Brazil Interbank
11.43%[3]	Deposit Rate	Barclays Bank PLC	1/04/16	BRL	944	(474)	$(80)	(394)
	1-day Overnight
	Brazil Interbank
11.41%[3]	Deposit Rate	Credit Suisse International	1/04/16	BRL	276	(302)	—	(302)
2.57%[3]	3-month LIBOR	Deutsche Bank AG	10/27/20	USD	200	2,814	—	2,814
3.27%[2]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	210	(11,041)	—	(11,041)
3.25%[2]	3-month LIBOR	UBS AG	7/05/21	USD	300	(18,300)	—	(18,300)
2.16%[2]	3-month LIBOR	Bank of America N.A.	5/28/23	USD	100	6,776	—	6,776
2.32%[3]	3-month LIBOR	Bank of America N.A.	5/31/23	USD	200	(10,847)	—	(10,847)
2.31%[2]	3-month LIBOR	Deutsche Bank AG	5/31/23	USD	100	5,485	—	5,485
	28-day Mexican
6.36%[3]	Interbank Rate	Deutsche Bank AG	10/18/23	MXN	1,000	(2,456)	—	(2,456)
	28-day Mexican
6.83%[3]	Interbank Rate	JPMorgan Chase Bank N.A.	11/03/23	MXN	1,930	7	—	7
Total						$(40,189)	$(80)	$(40,109)

[2]	Fund pays the fixed rate and receives the floating rate.

[3]	Fund pays the floating rate and receives the fixed rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	21

Schedule of Investments (continued)	BlackRock Total Return Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$12,540,230	$2,634,539	$15,174,769
Corporate Bonds	—	17,443,248	124,063	17,567,311
Floating Rate Loan Interests	—	—	155,741	155,741
Foreign Agency Obligations	—	633,766	—	633,766
Foreign Government Obligations	—	826,894	—	826,894
Non-Agency Mortgage-Backed Securities	—	9,973,395	611,193	10,584,588
Preferred Securities	$188,488	485,120	—	673,608
Taxable Municipal Bonds	—	221,657	—	221,657
U.S. Government Sponsored Agency Securities	—	36,651,627	—	36,651,627
U.S. Treasury Obligations	—	18,491,477	—	18,491,477
Short-Term Securities:
Borrowed Bond Agreements	—	2,570,318	—	2,570,318
Options Purchased:
Interest Rate Contracts	24,300	22,108	—	46,408
Liabilities:
Investments:
Borrowed Bonds	—	(2,532,535)	—	(2,532,535)
TBA Sale Commitments	—	(13,654,830)	—	(13,654,830)
Total	$212,788	$83,672,475	$3,525,536	$87,410,799

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$63,907	—	$63,907
Foreign currency exchange contracts	—	1,147	—	1,147
Interest rate contracts	$160,901	26,348	—	187,249
Liabilities:
Credit contracts	—	(43,702)	—	(43,702)
Foreign currency exchange contracts	—	(14,882)	—	(14,882)
Interest rate contracts	(37,010)	(61,466)	—	(98,476)
Total	$123,891	$(28,648)	—	$95,243

[1]    Derivative financial instruments are swaps, foreign currency exchange contracts and financial futures contracts. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount or face value, including accrued interest, for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of December 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$2,585,896	—	—	$2,585,896
Foreign currency at value	223,137	—	—	223,137
Cash pledged for centrally cleared swaps	50,000	—	—	50,000
Liabilities:
Reverse repurchase agreements	—	$(13,141,723)	—	(13,141,723)
Total	$2,859,033	$(13,141,723)	—	$(10,282,690)

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2013.

See Notes to Financial Statements.

22	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Schedule of Investments (concluded)	BlackRock Total Return Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	US Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of December 31, 2012	$2,424,893	$450,122	$150,000	$1,051,518	$156,080	$4,232,613
Transfers into Level 3		—	—	199,375	—	199,375
Transfers out of Level 3[1]	(619,902)	—	—	(606,741)	(156,080)	(1,382,723)
Accrued discounts/premiums	412	22	—	379	—	813
Net realized gain (loss)	7,110	(68)	6,349	3,916	—	17,307
Net change in unrealized appreciation/depreciation[2]	(14,664)	(2,819)	—	(13,297)	—	(30,780)
Purchases	1,949,658	125,806	—	173,065	—	2,248,529
Sales	(1,112,968)	(449,000)	(608)	(197,022)	—	(1,759,598)
Closing Balance, as of December 31, 2013	$2,634,539	$124,063	$155,741	$611,193	—	$3,525,536

1	As of December 31, 2012, the Fund used significant unobservable inputs in determining the value of certain investments. As of December 31, 2013, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $(1,382,723) transferred from Level 3 to Level 2 in the disclosure hierarchy.
2	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of December 31, 2013 was $(18,383).

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	23

Schedule of Investments December 31, 2013	BlackRock U.S. Government Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
HLSS Servicer Advance Receivables Backed Notes:
Series 2013-T1, Class A1, 0.90%, 1/15/44 (a)	USD	1,367	$1,367,000
Series 2013-T1, Class A2, 1.50%, 1/16/46 (a)		262	261,031
Prestige Auto Receivables Trust, Series 2013-1A, Class A2, 1.09%, 2/15/18 (a)		486	486,927
Santander Drive Auto Receivables Trust, Series 2013-A, Class A2, 0.80%, 10/17/16 (a)		1,800	1,801,811
Total Asset-Backed Securities — 4.9%			3,916,769

Corporate Bonds
Commercial Banks — 7.5%
Bank of Scotland PLC, 5.25%, 2/21/17 (a)		150	167,299
Canadian Imperial Bank of Commerce, 2.75%, 1/27/16 (a)		1,800	1,877,400
The Toronto-Dominion Bank:
2.20%, 7/29/15 (a)		2,100	2,155,650
1.63%, 9/14/16 (a)		1,785	1,816,595

			6,016,944
Diversified Financial Services — 0.2%
Northern Rock Asset Management PLC, 5.63%, 6/22/17 (a)		100	112,699
Thrifts & Mortgage Finance — 0.5%
Cie de Financement Foncier SA, 2.50%, 9/16/15 (a)		400	411,444
Total Corporate Bonds — 8.2%			6,541,087

Foreign Agency Obligations
Bank Nederlandse Gemeenten, 1.75%, 10/06/15 (a)		1,000	1,021,990

Foreign Government Obligations
Qatar — 0.3%
Qatar Government International Bond, 4.00%, 1/20/15		260	268,775

Non-Agency Mortgage-Backed Securities
Interest Only Commercial Mortgage-Backed Securities — 2.1%
Commercial Mortgage Pass-Through Certificates:
Series 2012-CR5, Class XA, 1.93%, 12/10/45 (b)		5,349	561,700
Series 2013-CR7, Class XA, 1.61%, 3/10/46 (b)		2,897	256,621
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class XA, 1.59%, 4/15/46 (b)		3,388	323,335
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class XA, 1.83%, 12/15/45 (a)(b)		5,396	579,365
Total Non-Agency Mortgage-Backed Securities — 2.1%			1,721,021

U.S. Government Sponsored Agency Securities	Par (000)		Value
Agency Obligations — 5.9%
Fannie Mae, 1.63%, 10/26/15	USD	2,265	$2,314,493
Federal Home Loan Bank:
1.95%, 7/24/18		1,345	1,335,949
2.88%, 9/11/20		700	707,468
4.00%, 4/10/28		400	391,414

			4,749,324
Interest Only Commercial Mortgage-Backed Securities — 2.5%
Freddie Mac:
Series K023, Class X1, 1.31%, 8/25/22 (b)		13,831	1,195,441
Series K024, Class X1, 0.90%, 9/25/22 (b)		2,268	135,529
Series K025, Class X1, 0.90%, 10/25/22 (b)		2,891	176,233
Series K027, Class X1, 0.84%, 1/25/23 (b)		2,322	133,818
Series K030, Class X1, 0.23%, 4/25/23 (b)		12,754	216,717
Series K712, Class X1, 1.39%, 11/25/19 (b)		2,589	170,673
Ginnie Mae:
Series 2002-83, Class IO, 0.00%, 10/16/42 (b)		4,251	17
Series 2003-109, Class IO, 0.01%, 11/16/43 (b)		2,822	59
Series 2003-17, Class IO, 0.00%, 3/16/43 (b)		1,492	15
Series 2004-9, Class IO, 0.25%, 3/16/34 (b)		2,095	5,482

			2,033,984
Mortgage-Backed Securities — 95.3%
Fannie Mae Mortgage-Backed Securities:
2.50%, 9/01/27-1/01/29 (c)		1,949	1,930,873
3.00%, 1/01/29-6/01/43 (b)(c)		3,914	3,777,483
3.13%, 3/01/41 (b)		93	97,806
3.22%, 12/01/40 (b)		117	122,128
3.36%, 6/01/41 (b)		160	168,033
3.50%, 7/01/28-1/01/44 (b)(c)		14,299	14,243,894
4.00%, 2/01/25-1/01/44 (c)		14,743	15,207,306
4.50%, 6/01/26-1/01/44 (c)		3,689	3,912,129
5.00%, 1/01/29-1/01/44 (c)		3,912	4,226,953
5.50%, 11/01/21-8/01/37 (c)		1,187	1,300,141
6.00%, 4/01/35-1/01/44 (c)		1,711	1,901,087
6.50%, 5/01/40		973	1,081,213
Freddie Mac Mortgage-Backed Securities:
3.00%, 3/01/43-1/01/44 (c)		4,757	4,507,491
3.03%, 2/01/41 (b)		128	135,765
3.50%, 4/01/42-1/01/44 (c)		3,041	3,017,993
4.00%, 1/01/44 (c)		4,500	4,616,601
4.50%, 9/01/43-1/01/44 (c)		1,584	1,677,160
5.00%, 1/01/44 (c)		1,100	1,186,281
5.50%, 3/01/43-1/01/44 (c)		682	743,267
8.00%, 3/01/30-6/01/31		21	22,457
Ginnie Mae Mortgage-Backed Securities:
2.90%, 1/15/42		269	247,132
3.00%, 1/15/44 (c)		1,600	1,545,734
3.25%, 9/15/42		116	112,600
3.50%, 5/15/43-1/15/44 (c)		1,096	1,106,135
3.75%, 9/15/42		159	160,720
3.99%, 11/15/40		100	100,731
4.00%, 12/15/41-1/15/44 (c)		4,203	4,376,200

See Notes to Financial Statements.

24	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)		Value
Mortgage-Backed Securities (concluded)
4.25%, 8/15/41	USD	129	$133,907
4.50%, 5/20/41-1/15/44 (c)		4,280	4,593,766
5.00%, 7/15/39-12/15/40		225	244,103

			76,497,089
Total U.S. Government Sponsored Agency Securities — 103.7%			83,280,397

U.S. Treasury Obligations
U.S. Treasury Bonds, 3.75%, 11/15/43		5,755	5,562,564
U.S. Treasury Inflation Indexed Notes, 0.38%, 7/15/23		1,124	1,084,033
U.S. Treasury Notes:
0.25%, 11/30/14-11/30/15 (d)		5,135	5,128,572
0.63%, 12/15/16-11/30/17 (d)		14,010	13,775,956
1.25%, 11/30/18		4,460	4,364,529
1.50%, 12/31/18		1,310	1,295,263
2.75%, 11/15/23		3,635	3,556,051
Total U.S. Treasury Obligations — 43.3%			34,766,968
Total Long-Term Investments
(Cost — $133,213,709) — 163.8%			131,517,007

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (e)(f)		5,181,648	5,181,648
Total Short-Term Securities
(Cost — $5,181,648) — 6.5%			5,181,648

Options Purchased
(Cost — $222,400) — 0.1%			114,786
Total Investments Before Options Written and TBA Sale Commitments
(Cost — $138,617,757) — 170.4%			136,813,441

Options Written			Value
(Premiums Received — $ 386,307) — (0.3)%			$(228,423)

TBA Sale Commitments (c)	Par (000)
Fannie Mae Mortgage-Backed Securities:
3.00%, 1/01/44	USD	2,500	(2,373,242)
3.50%, 1/01/44		11,000	(10,926,953)
4.00%, 1/01/44		7,700	(7,926,188)
4.50%, 1/01/44		3,500	(3,702,918)
5.00%, 1/01/44		2,000	(2,168,907)
5.50%, 1/01/44		700	(769,973)
6.00%, 1/01/44		700	(776,398)
Freddie Mac Mortgage-Backed Securities:
3.50%, 1/01/44		600	(595,313)
4.00%, 1/01/44		3,000	(3,080,859)
4.50%, 1/01/44		1,500	(1,585,410)
5.50%, 1/01/44		100	(109,219)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 1/15/44		100	(100,785)
4.00%, 1/15/44		1,500	(1,559,402)
4.50%, 1/15/44		3,300	(3,525,539)
Total TBA Sale Commitments
(Proceeds — $39,283,996) — (48.8)%			(39,201,106)
Total Investments Net of Options Written and TBA Sale Commitments — 121.3%			97,383,912
Liabilities in Excess of Other Assets — (21.3)%			(17,082,275)

Net Assets — 100.0%			$80,301,637

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Represents or includes a TBA transaction. Unsettled TBA transactions as of December 31, 2013 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Citigroup Global Markets, Inc.	$(1,247,672)	$(844)
Credit Suisse Securities (USA) LLC	$(1,246,426)	$15,758
Deutsche Bank Securities, Inc.	$2,530,379	$(23,281)
Goldman Sachs & Co.	$648,430	$(11,641)
J.P. Morgan Securities LLC	$6,353,719	$(43,160)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$3,096,652	$231
Morgan Stanley & Co. LLC	$(445,344)	$16,687
Nomura Securities International, Inc.	—	$1,578
RBS Securities, Inc.	—	$3,473
Wells Fargo Securities, LLC	—	$(51)

(d)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	25

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

(e)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Net Activity	Shares Held at December 31, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	11,299,523	(6,117,875)	5,181,648	$4,014

(f)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of December 31, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
BNP Paribas Securities Corp.	(0.38)%	12/31/13	1/02/14	$3,815,225	$3,815,225
Deutsche Bank Securities, Inc.	(0.46)%	12/31/13	1/02/14	5,529,188	5,529,188
Total				$9,344,413	$9,344,413

•	Financial futures contracts outstanding as of December 31, 2013 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
1	Euro Dollar Futures	Chicago Mercantile	March 2014	USD	249,313	$335
10	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	March 2014	USD	1,283,125	(21,591)
1	Euro Dollar Futures	Chicago Mercantile	March 2016	USD	246,425	(176)
18	Euro Dollar Futures	Chicago Mercantile	December 2016	USD	4,394,025	(9,261)
(10)	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	March 2014	USD	2,198,125	2,489
(68)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	March 2014	USD	8,113,250	72,393
(10)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	March 2014	USD	1,230,469	(323)
(5)	U.S. Ultra Treasury Bonds	Chicago Board of Trade	March 2014	USD	681,250	4,213
(7)	Euro Dollar Futures	Chicago Mercantile	June 2015	USD	1,738,188	(3,999)
(11)	Euro Dollar Futures	Chicago Mercantile	September 2015	USD	2,726,075	(7,592)
(15)	Euro Dollar Futures	Chicago Mercantile	December 2015	USD	3,707,813	6,541
(4)	Euro Dollar Futures	Chicago Mercantile	June 2016	USD	982,550	2,512
Total						$45,541

•	OTC interest rate swaptions purchased as of December 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
3-Year Interest Rate Swap	Barclays Bank PLC	Put	1.50%	Pay	3-month LIBOR	7/17/14	USD	6,500	$27,218
3-Year Interest Rate Swap	Deutsche Bank AG	Put	1.50%	Pay	3-month LIBOR	7/17/14	USD	13,000	55,371
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-month LIBOR	3/20/17	USD	600	32,197
Total									$114,786

•	OTC interest rate swaptions written as of December 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
5-Year Interest Rate Swap	Barclays Bank PLC	Call	1.25%	Pay	3-month LIBOR	6/20/14	USD	500	$(77)
10-Year Interest Rate Swap	Citibank N.A.	Call	3.26%	Pay	3-month LIBOR	11/14/14	USD	2,300	(43,600)
5-Year Interest Rate Swap	Barclays Bank PLC	Put	2.25%	Receive	3-month LIBOR	6/20/14	USD	500	(4,580)
3-Year Interest Rate Swap	Barclays Bank PLC	Put	1.90%	Receive	3-month LIBOR	7/17/14	USD	6,500	(14,006)
3-Year Interest Rate Swap	Deutsche Bank AG	Put	1.90%	Receive	3-month LIBOR	7/17/14	USD	13,000	(28,012)
3-Year Interest Rate Swap	Barclays Bank PLC	Put	2.30%	Receive	3-month LIBOR	7/17/14	USD	6,500	(7,796)
3-Year Interest Rate Swap	Deutsche Bank AG	Put	2.30%	Receive	3-month LIBOR	7/17/14	USD	13,000	(15,592)

See Notes to Financial Statements.

26	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

•	OTC interest rate swaptions written as of December 31, 2013 were as follows: (concluded)

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Citibank N.A.	Put	3.26%	Receive	3-month LIBOR	11/14/14	USD	2,300	$(91,662)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-month LIBOR	3/20/17	USD	1,200	(23,098)
Total									$(228,423)

•	Centrally cleared interest rate swaps outstanding as of December 31, 2013 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.48%[1]	3-month LIBOR	Chicago Mercantile	N/A	8/01/15	USD	12,400	$(34,463)
0.53%[2]	3-month LIBOR	Chicago Mercantile	N/A	8/20/15	USD	24,800	86,616
0.55%[1]	3-month LIBOR	Chicago Mercantile	N/A	9/20/15	USD	27,100	(92,596)
0.47%[1]	3-month LIBOR	Chicago Mercantile	N/A	10/15/15	USD	12,200	(11,272)
0.47%[2]	3-month LIBOR	Chicago Mercantile	N/A	10/18/15	USD	22,000	16,498
0.42%[2]	3-month LIBOR	Chicago Mercantile	N/A	12/16/15	USD	8,500	(9,836)
1.38%[1]	3-month LIBOR	Chicago Mercantile	4/03/14[3]	5/31/18	USD	2,000	17,706
1.48%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/18/18	USD	1,400	14,287
2.27%[2]	3-month LIBOR	Chicago Mercantile	N/A	6/10/23	USD	500	(30,181)
2.38%[2]	3-month LIBOR	Chicago Mercantile	N/A	6/13/23	USD	600	(30,900)
2.37%[1]	3-month LIBOR	Chicago Mercantile	N/A	6/21/23	USD	2,100	110,626
2.75%[1]	3-month LIBOR	Chicago Mercantile	N/A	7/16/23	USD	900	8,300
2.71%[1]	3-month LIBOR	Chicago Mercantile	N/A	7/22/23	USD	900	12,174
2.96%[2]	3-month LIBOR	Chicago Mercantile	N/A	8/19/23	USD	200	1,125
2.77%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/08/23	USD	1,400	29,671
3.76%[2]	3-month LIBOR	Chicago Mercantile	N/A	9/06/43	USD	1,500	(22,902)
3.91%[2]	3-month LIBOR	Chicago Mercantile	N/A	9/12/43	USD	2,500	27,479
3.83%[1]	3-month LIBOR	Chicago Mercantile	N/A	9/16/43	USD	800	2,883
3.80%[2]	3-month LIBOR	Chicago Mercantile	N/A	9/18/43	USD	800	(8,187)
3.67%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/05/43	USD	500	20,219
3.71%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/12/43	USD	1,200	38,884
3.75%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/18/43	USD	1,200	32,004
3.84%[2]	3-month LIBOR	Chicago Mercantile	N/A	12/23/43	USD	2,500	(32,670)
Total							$145,465

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

[3]	Forward swap.

•	OTC interest rate swaps outstanding as of December 31, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
2.36%[4]	3-month LIBOR	Citibank N.A.	12/20/15	USD	1,300	$48,888	—	$48,888
2.50%[4]	3-month LIBOR	Deutsche Bank AG	9/30/20	USD	300	4,001	—	4,001
2.57%[4]	3-month LIBOR	Deutsche Bank AG	10/19/20	USD	300	4,606	—	4,606
2.06%[4]	3-month LIBOR	BNP Paribas S.A.	2/05/23	USD	600	(38,048)	—	(38,048)
2.28%[4]	3-month LIBOR	Deutsche Bank AG	6/03/23	USD	700	(40,495)	—	(40,495)
2.82%[5]	3-month LIBOR	Credit Suisse International	4/17/43	USD	800	156,528	—	156,528
2.81%[5]	3-month LIBOR	Citibank N.A.	4/25/43	USD	1,200	238,991	—	238,991
2.77%[5]	3-month LIBOR	Bank of America N.A.	5/03/43	USD	800	165,292	—	165,292
3.07%[5]	3-month LIBOR	Citibank N.A.	5/17/43	USD	1,300	196,833	—	196,833
3.09%[5]	3-month LIBOR	Bank of America N.A.	5/20/43	USD	600	89,488	—	89,488
Total						$826,084	—	$826,084

[4]	Fund pays the floating rate and receives the fixed rate.

[5]	Fund pays the fixed rate and receives the floating rate.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	27

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

•	OTC total return swaps outstanding as of December 31, 2013 were as follows:

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/39	USD	439	$(3,507)	$(5,166)	$1,659
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase Bank N.A.	1/12/39	USD	693	(5,540)	(7,941)	2,401
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase Bank N.A.	1/12/39	USD	647	(5,169)	(5,809)	640
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Bank of America N.A.	1/12/43	USD	367	344	(1,384)	1,728
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/43	USD	733	(688)	911	(1,599)
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Citibank N.A.	1/12/43	USD	550	516	(1,546)	2,062
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/43	USD	733	688	(3,382)	4,070
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/43	USD	642	(601)	175	(776)
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/43	USD	367	344	(1,378)	1,722
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/43	USD	275	258	(1,038)	1,296
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs International	1/12/43	USD	917	(860)	852	(1,712)
Total						$(14,215)	$(25,706)	$11,491

[1]	Fund pays the total return of the reference entity and receives the floating rate.

[2]	Fund pays the floating rate and receives the total return of the reference entity.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between

See Notes to Financial Statements.

28	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Schedule of Investments (concluded)	BlackRock U.S. Government Bond Portfolio

different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$3,916,769	—	$3,916,769
Corporate Bonds	—	6,541,087	—	6,541,087
Foreign Agency Obligations	—	1,021,990	—	1,021,990
Foreign Government Obligations	—	268,775	—	268,775
Non-Agency Mortgage-Backed Securities	—	1,721,021	—	1,721,021
U.S. Government Sponsored Agency Securities	—	83,280,397	—	83,280,397
U.S. Treasury Obligations	—	34,766,968	—	34,766,968
Short-Term Securities:
Money Market Fund	$5,181,648	—	—	5,181,648
Options Purchased:
Interest Rate Contracts	—	114,786	—	114,786
Liabilities:
Investments:
TBA Sale Commitments	—	(39,201,106)	—	(39,201,106)
Total	$5,181,648	$92,430,687	—	$97,612,335

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$88,483	$1,338,676	—	$1,427,159
Liabilities:
Interest rate contracts	(42,942)	(584,059)	—	(627,001)
Total	$45,541	$754,617	—	$800,158

[1]    Derivative financial instruments are swaps, financial futures contracts and options written. Swaps and financial futures contracts are valued at the unrealized appreciation/ depreciation on the instrument and options written are shown at value.

The carrying amount or face value, including accrued interest, for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of December 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$5,798	—	—	$5,798
Cash pledged for financial futures contracts	179,000	—	—	179,000
Cash pledged for centrally cleared swaps	100,000	—	—	100,000
Liabilities:
Reverse repurchase agreements	—	$(9,344,413)	—	(9,344,413)
Total	$284,798	$(9,344,413)	—	$(9,059,615)

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	29

Statements of Assets and Liabilities

December 31, 2013	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio

Assets
Investments at value — unaffiliated[1]	$103,598,164	$131,631,793
Investments at value — affiliated[2]	—	5,181,648
Cash	2,585,896	5,798
Cash pledged for financial futures contracts	—	179,000
Cash pledged for centrally cleared swaps	50,000	100,000
Foreign currency at value[3]	223,137	—
Variation margin receivable on financial futures contracts	18,965	11,450
Investments sold receivable	1,438,938	2,102,192
TBA sale commitments receivable	13,676,428	39,283,996
Capital shares sold receivable	23,615	—
Swap premiums paid	25,589	1,938
Unrealized appreciation on foreign currency exchange contracts	1,147	—
Unrealized appreciation on OTC swaps	78,989	920,205
Interest receivable	425,921	282,428
Dividends receivable	—	666
Receivable from Manager	8,113	7,669
Prepaid expenses	85	58
Other assets	—	142,852

Total assets	122,154,987	179,851,693

Liabilities
Options written at value[4]	12,125	228,423
Borrowed bonds at value[5]	2,532,535	—
TBA sale commitments at value[6]	13,654,830	39,201,106
Variation margin payable on financial futures contracts	7,206	6,580
Variation margin payable on centrally cleared swaps	2,343	17,835
Reverse repurchase agreements	13,141,723	9,344,413
Investments purchased payable	19,723,506	50,065,885
Swap premiums received	130,080	27,644
Unrealized depreciation on foreign currency exchange contracts	14,882	—
Unrealized depreciation on OTC swaps	82,763	82,630
Interest expense payable	7,475	—
Income dividends payable	179,336	103,755
Capital shares redeemed payable	882	314,006
Investment advisory fees payable	24,173	17,940
Other affiliates payable	193	202
Officer’s and Directors’ fees payable	3,758	3,799
Other accrued expenses payable	132,264	135,838

Total liabilities	49,650,074	99,550,056

Net Assets	$72,504,913	$80,301,637

Net Assets Consist of
Paid-in capital	$77,826,770	$84,242,140
Distributions in excess of net investment income	(123,979)	(115,246)
Accumulated net realized loss	(5,066,178)	(3,900,594)
Net unrealized appreciation/depreciation	(131,700)	75,337

Net Assets	$72,504,913	$80,301,637

Shares outstanding, $0.10 par value[7]	6,391,739	7,526,773

Net asset value, offering and redemption price per share	$11.34	$10.67

[1] Investments at cost — unaffiliated	$103,952,928	$133,436,109
[2] Investments at cost — affiliated	—	$5,181,648
[3] Foreign currency at cost	$222,843	—
[4] Premiums received	$7,772	$386,307
[5] Proceeds from borrowed bond agreements	$2,630,426	—
[6] Proceeds from TBA sale commitments	$13,676,428	$39,283,996
[7] Authorized shares	100 million	100 million

See Notes to Financial Statements.

30	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Statements of Operations

Year Ended December 31, 2013	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio

Investment Income
Dividends — unaffiliated	$9,238	—
Dividends — affiliated	—	$4,014
Interest	2,580,849	1,725,472

Total income	2,590,087	1,729,486

Expenses
Investment advisory	275,464	320,903
Transfer agent	114,455	134,573
Professional	88,603	99,699
Accounting services	24,094	26,347
Custodian	58,513	52,959
Officer and Directors	21,574	21,827
Printing	8,543	9,229
Miscellaneous	33,331	30,435

Total expenses excluding interest expense	624,577	695,972
Interest expense	25,166	8,188

Total expenses	649,743	704,160
Less fees waived by Manager	(134,042)	(119,908)
Less transfer agent fees reimbursed	(109,435)	(129,553)

Total expenses after fees waived and/or reimbursed	406,266	454,699

Net investment income	2,183,821	1,274,787

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(2,112,104)	(2,995,033)
Financial futures contracts	1,367,681	(157,964)
Foreign currency transactions	13,284	304
Options written	(25,048)	(61,700)
Securities sold short	18,425	(50,392)
Swaps	735,732	(115,671)

	(2,030)	(3,380,456)

Net change in unrealized appreciation/depreciation on:
Investments	(3,072,438)	(1,758,002)
Financial futures contracts	(42,379)	11,783
Foreign currency translations	(491)	—
Options written	(8,638)	112,507
Swaps	37,654	990,808
Borrowed bond agreements	97,746	—

	(2,988,546)	(642,904)

Total realized and unrealized loss	(2,990,576)	(4,023,360)

Net Decrease in Net Assets Resulting from Operations	$(806,755)	$(2,748,573)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	31

Statements of Changes in Net Assets

	BlackRock Total Return Portfolio		BlackRock U.S. Government Bond Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$2,183,821	$2,742,146	$1,274,787	$1,938,847
Net realized gain (loss)	(2,030)	2,355,442	(3,380,456)	2,242,501
Net change in unrealized appreciation/depreciation	(2,988,546)	1,307,606	(642,904)	(1,515,561)

Net increase (decrease) in net assets resulting from operations	(806,755)	6,405,194	(2,748,573)	2,665,787

Dividends and Distributions to Shareholders From[1]
Net investment income	(2,438,678)	(2,989,170)	(2,001,778)	(2,245,064)
Net realized gain	—	—	—	(2,860,955)
Tax return of capital	—	—	(163,112)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(2,438,678)	(2,989,170)	(2,164,890)	(5,106,019)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(7,602,867)	(4,394,516)	(14,276,939)	(5,957,996)

Net Assets
Total decrease in net assets	(10,848,300)	(978,492)	(19,190,402)	(8,398,228)
Beginning of year	83,353,213	84,331,705	99,492,039	107,890,267

End of year	$72,504,913	$83,353,213	$80,301,637	$99,492,039

Undistributed (distributions in excess of) net investment income, end of year	$(123,979)	$(129,818)	$(115,246)	$253,919

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

32	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Statement of Cash Flows

Year Ended December 31, 2013	BlackRock Total Return Portfolio

Cash Provided by Operating Activities
Net decrease in net assets resulting from operations:	$(806,755)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Increase in cash pledged as collateral for OTC derivatives	(50,000)
Increase in swap premiums paid	(15,851)
Increase in swap premiums received	98,066
Decrease in swaps receivable	12,153
Decrease in interest receivable	144,040
Decrease in variation margin receivable on financial futures contracts	35,883
Decrease in receivable from principal paydown	9,290
Increase in receivable from Manager	(3,525)
Decrease in prepaid expenses	395
Decrease in swaps payable	(17,358)
Increase in variation margin payable on financial futures contracts	7,206
Increase in variation margin payable on centrally cleared swaps	2,343
Increase in investment advisory fees payable	24,173
Decrease in other affiliates payable	(77)
Increase in Officer’s and Directors’ fees payable	2,421
Increase in interest expense payable	6,865
Increase in other accrued expenses payable	43,202
Net realized and unrealized gain (loss) on investments, options written, swaps, securities sold short, borrowed bonds and foreign currency translations	5,069,541
Premiums received from options written	98,382
Premiums paid on closing options written	(59,834)
Amortization of premium and accretion of discount on investments	159,125
Proceeds from sales of long-term investments and principal paydowns	723,442,141
Proceeds from borrowed bond transactions	3,729,283
Payments from borrowed bond transactions	(1,412,822)
Purchases of long-term investments	(709,723,742)
Net payments from purchases of short-term securities	(2,441,130)

Net cash provided by operating activities	18,353,415

Cash Used For Financing Activities
Net cash payments from reverse repurchase agreements	(6,682,276)
Cash receipts from subscriptions	4,975,617
Cash payments on redemptions	(15,173,953)

Net cash used for financing activities	(16,880,612)

Cash Impact from foreign exchange fluctuations
Cash impact from foreign exchange fluctuations	217

Cash and Foreign Currency
Net increase in cash	1,473,020
Cash and foreign currency at beginning of year	1,336,013

Cash and foreign currency at end of year	$2,809,033

Cash Flow Information
Reinvestment of dividends and distributions	$2,473,336
Cash paid during the period for interest	$18,301

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	33

Financial Highlights	BlackRock Total Return Portfolio

	Year Ended December 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$11.83	$11.37	$11.17	$10.79	$9.94

Net investment income[1]	0.33	0.38	0.47	0.49	0.55
Net realized and unrealized gain (loss)	(0.45)	0.49	0.22	0.41	0.88

Net increase (decrease) from investment operations	(0.12)	0.87	0.69	0.90	1.43

Dividends from net investment income[2]	(0.37)	(0.41)	(0.49)	(0.52)	(0.58)

Net asset value, end of year	$11.34	$11.83	$11.37	$11.17	$10.79

Total Investment Return[3]
Based on net asset value	(1.05)%	7.78%	6.34%	8.51%	14.81%

Ratios to Average Net Assets
Total expenses	0.85%	0.80%	0.60%	0.72%	0.62%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.53%	0.52%	0.53%	0.63%	0.52%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.50%

Net investment income	2.85%	3.25%	4.28%	4.42%	5.35%

Supplemental Data
Net assets, end of year (000)	$72,505	$83,353	$84,332	$88,885	$91,555

Portfolio turnover	806%[4]	952%[5]	1,237%[6]	1,353%[7]	847%[8]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[4]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 582%.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 731%.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 793%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,009%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 568%.

See Notes to Financial Statements.

34	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Financial Highlights (concluded)	BlackRock U.S. Government Bond Portfolio

	Year Ended December 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$11.27	$11.56	$11.26	$11.02	$11.75

Net investment income[1]	0.16	0.22	0.29	0.42	0.43
Net realized and unrealized gain (loss)	(0.49)	0.07	0.43	0.52	(0.62)

Net increase (decrease) from investment operations	(0.33)	0.29	0.72	0.94	(0.19)

Dividends and distributions from[2]:
Net investment income	(0.25)	(0.25)	(0.31)	(0.44)	(0.51)
Net realized gain	—	(0.33)	(0.11)	(0.26)	(0.03)
Tax return of capital	(0.02)	—	—	—	—

Total dividends and distributions	(0.27)	(0.58)	(0.42)	(0.70)	(0.54)

Net asset value, end of year	$10.67	$11.27	$11.56	$11.26	$11.02

Total Investment Return[3]
Based on net asset value	(2.99)%	2.55%	6.54%	8.67%	(1.61)%

Ratios to Average Net Assets
Total expenses	0.78%[4]	0.67%	0.53%	0.62%	0.53%

Total expenses after fees waived	0.50%[4]	0.50%	0.50%	0.58%	0.51%

Total expenses after fees waived and excluding interest expense	0.50%[4]	0.50%	0.50%	0.50%	0.49%

Net investment income	1.44%[4]	1.86%	2.62%	3.72%	3.76%

Supplemental Data
Net assets, end of year (000)	$80,302	$99,492	$107,890	$115,419	$124,496

Portfolio turnover	2,125%[5]	1,572%[6]	2,756%[7]	3,128%[8]	2,598%[9]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,614%.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,194%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,937%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 2,373%.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,947%.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	35

Notes to Financial Statements

1. Organization:

BlackRock Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, offering eight separate funds. Each Fund is classified as diversified. The Company is organized as a Maryland corporation. The Funds (as defined below) offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Total Return Portfolio and BlackRock U.S. Government Bond Portfolio (referred to collectively as the “Funds”, individually as a “Fund”, and together with the other six funds of the Company the “Combined Funds”).

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is

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Notes to Financial Statements (continued)

used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, options written, swaps and short sales), or certain borrowings (e.g., reverse repurchase transactions and treasury roll transactions) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when a Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. Subject to each Fund’s level distribution plan, each Fund intends to make quarterly cash dividends and/or distributions to shareholders, which may consist of net investment income, net options premium, net realized and unrealized gains on investments, and/or return of capital.

Portions of return of capital distributions under US GAAP may be taxed at ordinary income rates.

The character of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Funds have capital loss carry-forwards from pre-2012 tax years that offset realized net capital gains but do not offset current and accumulated earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant. See Note 7, Income Tax Information, for the tax character of each Fund’s distributions paid during the period.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

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Notes to Financial Statements (continued)

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Certain Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, a Fund may have to subsequently reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: Certain Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: Certain Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest

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Notes to Financial Statements (continued)

and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, a Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Funds may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: Certain Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: Certain Funds may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Certain Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Certain Funds may invest in floating rate loan interests. The floating rate loan interests the Fund holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. A Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When a Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. A Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the

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Notes to Financial Statements (continued)

lender selling the Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a Fund having a direct contractual relationship with the borrower, and a Fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase a Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Certain Funds may enter into borrowed bond agreements. In a borrowed bond agreement, a Fund borrows a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and a Fund, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by a Fund may be limited if the value of an investment purchased with the cash collateral by the lender decreases. A Fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, a Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, a Fund continues to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that a Fund is obligated to repurchase under the agreement may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Funds to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Treasury Roll Transactions: Certain Funds may enter into treasury roll transactions. In a treasury roll transaction, a Fund sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. A Fund receives cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between a Fund and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by a Fund on an accrual basis. A Fund will benefit from the transaction if the income earned on the investment purchased with

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Notes to Financial Statements (continued)

the cash received in the treasury roll transaction exceeds the interest expense incurred by a Fund. If the interest expense exceeds the income earned, a Fund’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that a Fund is required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse repurchase transactions, borrowed bond agreements and treasury roll transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, borrowed bond agreements and treasury roll transactions, typically the Funds and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

The following table is a summary of the Funds’ outstanding borrowed bond agreements, borrowed bonds and reverse repurchase agreements by counterparty which are subject to offset under a MRA on a net basis as of December 31, 2013:

Counterparty	Borrowed Bond Agreements[1]	Reverse Repurchase Agreements	Borrowed Bonds at Value Including Accrued Interest[2]	Exposure Due (to)/from Counterparty before Collateral	Non-cash Collateral Pledged	Net Collateral (Received)/ Pledged	Net Exposure Due (to)/from Counterparty[3]
BlackRock Total Return Portfolio
BNP Paribas Securities Corp.	—	$(7,163,421)	—	$(7,163,421)	$7,138,067	$7,138,067	$(25,354)
Credit Suisse Securities (USA) LLC	$1,245,368	—	$(1,238,816)	6,552	—	—	6,552
Deutsche Bank Securities, Inc.	1,246,050	(5,160,757)	(1,223,653)	(5,138,360)	5,140,606	5,140,606	2,246
Merrill Lynch, Pierce, Fenner & Smith, Inc.	78,900	(817,545)	(77,541)	(816,186)	809,458	809,458	(6,728)

Total	$2,570,318	$(13,141,723)	$(2,540,010)	$(13,111,415)	$13,088,131	$13,088,131	$(23,284)

BlackRock U.S. Government Bond Portfolio
BNP Paribas Securities Corp.	—	$(3,815,225)	—	$(3,815,225)	$3,813,256	$3,813,256	$(1,969)
Deutsche Bank Securities, Inc.	—	(5,529,188)	—	(5,529,188)	5,529,167	5,529,167	(21)

Total	—	$(9,344,413)	—	$(9,344,413)	$9,342,423	$9,342,423	$(1,990)

[1]	Included in Investments at value-unaffiliated in the Statements of Assets and Liabilities.

[2]	Includes accrued interest on borrowed bonds in the amount of $7,475 which is included in interest expense payable in the Statements of Assets and Liabilities.

[3]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

In the event the buyer of securities under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Short Sales: Certain Funds may enter into short sale transactions in which a Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver it to the counterparty to which it sold the security short. An amount equal to the proceeds received by a Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to market to reflect the market value of the short sale. A Fund is required to repay the counterparty any dividends or interest received on the security sold short, which is shown as dividend or interest expense in the Statements of Operation. A Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statements of Operations. A Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. A Fund may receive interest on its cash collateral deposited with the broker-dealer. A Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	41

Notes to Financial Statements (continued)

loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is less than or greater than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

4. Derivative Financial Instruments:

Certain Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: Certain Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between a Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: Certain Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to or hedge exposure away from foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Certain Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

42	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Certain Funds enter into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The

Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Certain Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — Certain Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Forward Swaps — Certain Funds may enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	43

Notes to Financial Statements (continued)

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

	Fair Values of Derivative Financial Instruments as of December 31, 2013
	Derivative Assets
		BlackRock Total Return Portfolio		BlackRock U.S. Government Bond Portfolio
	Statements of Assets and Liabilities Location		Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on OTC swaps; Investments at value — unaffiliated[2]; Swaps premiums paid	$233,657		$1,543,884
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	1,147		—
Credit contracts	Unrealized appreciation on OTC swaps; Swaps premiums paid	89,496		—
Total		$324,300		$1,543,884

	Derivatives Liabilities
		BlackRock Total Return Portfolio		BlackRock U.S. Government Bond Portfolio
	Statements of Assets and Liabilities Location		Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on OTC swaps; Investments at value — unaffiliated[2]; Swap premiums received	$98,556		$654,646
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	14,882		—
Credit contracts	Unrealized depreciation on OTC swaps; Swap premiums received	173,702		—
Total		$287,140		$654,646

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

44	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended December 31, 2013
	Net Realized Gain (Loss) From
	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Interest rate contracts:
Financial futures contracts	$1,367,681	$(157,964)
Swaps	712,611	(115,671)
Options[1]	43,854	(5,867)
Foreign currency exchange contracts:
Foreign currency transactions	(36,862)	—
Credit contracts:
Swaps	23,121	—

Total	$2,110,405	$(279,502)

	Net Change in Unrealized Appreciation/Depreciation on
	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Interest rate contracts:
Financial futures contracts	$(42,379)	$11,783
Swaps	51,194	990,808
Options[1]	5,229	88,026
Foreign currency exchange contracts:
Foreign currency translations	(187)	—
Credit contracts:
Swaps	(13,540)	—

Total	$317	$1,090,617

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	45

Notes to Financial Statements (continued)

For the year ended December 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Financial futures contracts:
Average number of contracts purchased	138	124
Average number of contracts sold	121	118
Average notional value of contracts purchased	$27,285,969	$27,362,267
Average notional value of contracts sold	$17,751,678	$18,493,217
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	3	—
Average number of contracts - US dollars sold	1	—
Average US dollar amounts purchased	$1,801,327	—
Average US dollar amounts sold	$506,263	—
Options:
Average number of option contracts purchased	37	15
Average number of option contracts written	17	30
Average notional value of option contracts purchased	$8,503,344	$3,646,200
Average notional value of option contracts written	$4,173,225	$7,310,838
Average number of swaption contracts purchased	2	4
Average number of swaption contracts written	1	10
Average notional value of swaption contracts purchased	$3,960,979	$15,900,000
Average notional value of swaption contracts written	$474,789	$30,650,000
Credit default swaps:
Average number of contracts - buy protection	3	—
Average number of contracts - sell protection	5	—
Average notional value - buy protection	$1,105,000	—
Average notional value - sell protection	$1,657,750	—
Interest rate swaps:
Average number of contracts - pays fixed rate	11	15
Average number of contracts - receives fixed rate	4	13
Average notional value - pays fixed rate	$18,776,030	$58,133,750
Average notional value - receives fixed rate	$3,325,381	$50,148,750
Total return swaps:
Average number of contracts	2	6
Average notional value	$252,750	$3,078,250

Counterparty credit risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse.

Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular

46	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)

jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Funds and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

At December 31, 2013, certain Funds’ derivative assets and liabilities (by type) are as follows:

BlackRock Total Return Portfolio	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$18,965		$7,206
Foreign currency exchange contracts	1,147		14,882
Options	46,408	[1]	12,125
Centrally cleared swaps	—		2,343
OTC swaps[2]	104,578		212,843

Total derivative assets and liabilities in the Statements of Assets and Liabilities	171,098		249,399

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(43,265)		(15,399)

Total derivative assets and liabilities subject to a MNA	$127,833		$234,000

BlackRock U.S. Government Bond Portfolio
Derivative Financial Instruments:
Financial futures contracts	$11,450		$6,580
Options	114,786	[1]	228,423
Centrally cleared swaps	—		17,835
OTC swaps[2]	922,143		110,274

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,048,379		363,112

Derivatives not subject to a MNA	(11,450)		(24,415)

Total derivative assets and liabilities subject to a MNA	$1,036,929		$338,697

[1]	Includes options purchased at value which is included in Investments at value - unaffiliated and reported in the Schedules of Investments.
[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	47

Notes to Financial Statements (continued)

The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received and pledged by each Fund as of December 31, 2013:

BlackRock Total Return Portfolio
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$16,123	$(13,441)	—	—	$2,682
The Bank of New York Mellon	1,147	—	—	—	1,147
Barclays Bank PLC	29,280	(19,037)	—	—	10,243
Citibank N.A.	5,785	(5,785)	—	—	—
Credit Suisse International	25,825	(25,825)	—	—	—
Deutsche Bank AG	31,214	(31,214)	—	—	—
JPMorgan Chase Bank N.A.	7	—	—	—	7
Morgan Stanley Capital Services LLC	3,733	(1,210)	—	—	2,523
Royal Bank of Scotland PLC	14,719	(14,719)	—	—	—

Total	$127,833	$(111,231)	—	—	$16,602

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$13,441	$(13,441)	—	—	—
Barclays Bank PLC	19,037	(19,037)	—	—	—
Citibank N.A.	26,362	(5,785)	—	—	$20,577
Credit Suisse International	65,734	(25,825)	—	—	39,909
Deutsche Bank AG	53,325	(31,214)	—	—	22,111
Morgan Stanley Capital Services LLC	1,210	(1,210)	—	—	—
Royal Bank of Scotland PLC	36,591	(14,719)	—	—	21,872
UBS AG	18,300	—	—	—	18,300

Total	$234,000	$(111,231)	—	—	$122,769

BlackRock U.S. Government Bond Portfolio
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$256,508	$(1,384)	—	—	$255,124
Barclays Bank PLC	27,218	(26,459)	—	—	759
Citibank N.A.	487,685	(138,407)	$(106,587)	—	242,691
Credit Suisse International	165,450	(11,740)	—	—	153,710
Deutsche Bank AG	96,175	(96,175)	—	—	—
Goldman Sachs International	852	(852)	—	—	—
JPMorgan Chase Bank N.A.	3,041	(3,041)	—	—	—

Total	$1,036,929	$(278,058)	$(106,587)	—	$652,284

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$1,384	$(1,384)	—	—	—
Barclays Bank PLC	26,459	(26,459)	—	—	—
BNP Paribas S.A.	38,048	—	—	—	$38,048
Citibank N.A.	138,407	(138,407)	—	—	—
Credit Suisse International	11,740	(11,740)	—	—	—
Deutsche Bank AG	107,197	(96,175)	—	—	11,022
Goldman Sachs International	1,712	(852)	—	—	860
JPMorgan Chase Bank N.A.	13,750	(3,041)	—	—	10,709

Total	$338,697	$(278,058)	—	$—	$60,639

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.
[2]	Net amount represents the net amount receivable from the counterparty in the event of default.
[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

48	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)

5. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Company, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, the Fund pays the Manager a monthly fee based on the percentage of the eight Combined Funds’ average daily net assets at the following annual rates:

Average Daily Net Assets of the Eight Combined Funds	Investment Advisory Fee
First $250 Million	0.50%
$250 Million - $300 Million	0.45%
$300 Million - $400 Million	0.40%
$400 Million - $800 Million	0.35%
Greater than $800 Million	0.30%

The portion of the assets of a Fund to which the rate of each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the eight Combined Funds that falls within that breakpoint level by the aggregate average daily net assets of the eight Combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the applicable advisory fee rate.

The Manager entered into a sub-advisory agreement on behalf of the Funds with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by each Fund to the Manager.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expenses, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2014 unless approved by the Board, including a majority of Independent Directors.

The current expense limitations as a percentage of net assets is as follows:

BlackRock Total Return Portfolio	0.50%
BlackRock U.S. Government Bond Portfolio	0.50%

The following Funds had waivers that are included in fees waived by Manager in the Statements of Operations. For the year ended December 31, 2013, the amounts were as follows:

Fees Waived by Manager
BlackRock Total Return Portfolio	$134,042
BlackRock U.S. Government Bond Portfolio	$118,536

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees certain Funds pay to the Manager indirectly through their investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through certain Funds’ investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended December 31, 2013, the amounts waived were as follows:

Fees Waived by Manager
BlackRock U.S. Government Bond Portfolio	$1,372

For the year ended December 31, 2013, each Fund reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

BlackRock Total Return Portfolio	$758
BlackRock U.S. Government Bond Portfolio	$828

The Company, on behalf of the Funds, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

The Manager, on behalf of the Funds, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Funds with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2013, the Funds did not pay any amounts to affiliates in return for these services. The Manager has voluntarily agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

BlackRock Total Return Portfolio	0.05%
BlackRock U.S. Government Bond Portfolio	0.05%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as or included in transfer agent fees reimbursed in the Statements of Operations. For the year ended December 31, 2013, the amounts reimbursed were as follows:

BlackRock Total Return Portfolio	$109,435
BlackRock U.S. Government Bond Portfolio	$129,553

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	49

Notes to Financial Statements (continued)

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

6. Purchases and Sales:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended December 31, 2013, were as follows:

	Purchases	Sales
BlackRock Total Return Portfolio	$622,022,889	$645,909,626
BlackRock U.S. Government Bond Portfolio	$2,095,219,157	$2,139,671,257

Purchases and sales of US government securities for the year ended December 31, 2013, were as follows:

	Purchases	Sales
BlackRock Total Return Portfolio	$143,882,965	$142,739,143
BlackRock U.S. Government Bond Portfolio	$246,367,450	$232,601,272

For the year ended December 31, 2013, purchases and sales of mortgage dollar rolls were as follows:

	Purchases	Sales
BlackRock Total Return Portfolio	$212,958,170	$213,092,746
BlackRock U.S. Government Bond Portfolio	$563,028,352	$563,350,481

Transactions in options written for the year ended December 31, 2013, were as follows:

BlackRock Total Return Portfolio
		Calls			Puts
	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received

Outstanding options, beginning of year	—	—	—	—	$700	$13,079
Options written	77	$13,682	$31,505	233	200,000	66,876
Options expired	—	—	—	—	—	—
Options closed	(77)	(13,682)	(31,505)	(197)	(700)	(72,183)

Outstanding options, end of year	—	—	—	36	$200,000	$7,772

BlackRock U.S. Government Bond Portfolio
Outstanding options, beginning of year	—	$3,400	$47,846	—	$5,400	$100,676
Options written	223	8,900	179,924	167	68,200	825,388
Options expired	(118)	—	(16,135)	—	—	—
Options closed	(105)	(9,500)	(133,002)	(167)	(30,600)	(618,390)

Outstanding options, end of year	—	$2,800	$78,633	—	$43,000	$307,674

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2013 attributable to the accounting for swap agreements, amortization and accretion methods on fixed income securities, foreign currency transactions and net paydown losses were reclassified to the following accounts:

	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Distributions in excess of net investment income	$260,696	$357,826
Accumulated net realized loss	$(260,696)	$(357,826)

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 was as follows:

	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Ordinary income
12/31/2013	$2,438,678	$2,001,778
12/31/2012	$2,989,170	$5,080,432
Long-term capital gains
12/31/2013	—	—
12/31/2012	—	$25,587
Tax return of capital
12/31/13	—	$163,112
Total
12/31/2013	$2,438,678	$2,164,890

12/31/2012	$2,989,170	$5,106,019

50	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)

As of December 31, 2013, the tax components of accumulated net losses were as follows:

	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Capital loss carryforwards	$(4,763,114)	$(3,823,857)
Net unrealized losses[1]	(558,743)	(116,646)

Total	$(5,321,857)	$(3,940,503)

[1]

The differences between book-basis and tax-basis net unrealized losses were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts and the accounting for swap agreements and the timing of distributions.

As of December 31, 2013, the Funds had capital loss carry-forwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
2017	$4,160,952	—
No expiration date[1]	602,162	$3,823,857

Total	$4,763,114	$3,823,857

[1]	must be utilized prior to losses subject to expiration

As of December 31, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Tax cost	$104,061,405	$138,664,092

Gross unrealized appreciation	$1,194,628	$266,000
Gross unrealized depreciation	(1,657,869)	(2,116,651)

Net unrealized depreciation	$(463,241)	$(1,850,651)

8. Borrowings:

The Company, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreement during the year ended December 31, 2013.

For the year ended December 31, 2013, the average amount of transactions considered as borrowings from reverse repurchase agreements and treasury rolls transactions and the daily weighted average interest rates for the Funds were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
BlackRock Total Return Portfolio	$21,632,065	0.04%
BlackRock U.S. Government Bond Portfolio	$8,729,489	(0.03)%

9. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Certain Funds invest a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Schedules of Investments for these securities and derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. Certain Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedules of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	51

Notes to Financial Statements (concluded)

10. Capital Share Transactions:

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
BlackRock Total Return Portfolio
Shares sold	436,618	$4,999,232	453,985	$5,276,332
Shares issued in reinvestment of dividends	213,542	2,473,336	262,688	3,052,511
Shares redeemed	(1,301,483)	(15,075,435)	(1,092,367)	(12,723,359)

Net decrease	(651,323)	$(7,602,867)	(375,694)	$(4,394,516)

BlackRock U.S. Government Bond Portfolio
Shares sold	103,089	$1,131,895	538,033	$6,248,553
Shares issued in reinvestment of dividends and distributions	203,245	2,230,244	451,688	5,156,254
Shares redeemed	(1,606,762)	(17,639,078)	(1,496,934)	(17,362,803)

Net decrease	(1,300,428)	$(14,276,939)	(507,213)	$(5,957,996)

11. Subsequent Event:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

52	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Series Fund, Inc. (the “Series”), comprising the BlackRock Total Return Portfolio and the BlackRock U.S. Government Bond Portfolio, as of December 31, 2013, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended and the statement of cash flows for BlackRock Total Return Portfolio for the year then ended. These financial statements and financial highlights, are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock Total Return Portfolio and BlackRock U.S. Government Bond Portfolio as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each the five years in the period then ended, and the cash flows for BlackRock Total Return Portfolio for the year ended December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 18, 2014

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	53

Officers and Directors

Name, Address, and Year of Birth	Position(s) Held with the Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 89 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc.
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Director	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 89 Portfolios	Actavis plc (pharmaceuticals)
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 89 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 89 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest from 2006 to 2012.	29 RICs consisting of 89 Portfolios	None
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	29 RICs consisting of 89 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2007	Professor, Harvard University since 1992.	29 RICs consisting of 89 Portfolios	None
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 89 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008.	29 RICs consisting of 89 Portfolios	None

54	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Officers and Directors (continued)

Name, Address, and Year of Birth	Position(s) Held with the Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997.	29 RICs consisting of 89 Portfolios	None

[1]     Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Fund’s by-laws or charter or statute. In no event may an Independent Director hold office beyond December 31 of the year in which he or she turns 74.

[2]     Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 278 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 89 Portfolios	BlackRock, Inc.
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 278 Portfolios	None

[3]     Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	55

Officers and Directors (concluded)

Name, Address, and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock, Inc. from 2010 to 2013; Assistant Secretary to the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Fund serve at the pleasure of the Board.
Further information about the Fund’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisor BlackRock Financial Management, Inc. New York, NY 10055	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286

Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

56	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013

Additional Information

General Information

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com/prospectus/insurance; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com/prospectus/insurance or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2013	57

This report is authorized for distribution only to Policyowners of certain variable life insurance policies, which are funded by shares of BlackRock Series Fund, Inc. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although BlackRock Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

Series2-12/13-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Balanced Capital Portfolio	$33,163	$32,900	$0	$2,500	$15,350	$14,850	$0	$0
BlackRock Capital Appreciation Portfolio	$24,263	$24,000	$0	$2,500	$12,850	$12,350	$0	$0
BlackRock Global Allocation Portfolio	$27,763	$27,500	$0	$2,500	$20,350	$30,350	$0	$0
BlackRock High Yield Portfolio	$29,463	$29,200	$0	$2,500	$9,950	$9,450	$0	$0
BlackRock Large Cap Core Portfolio	$23,263	$23,000	$0	$2,500	$13,850	$12,350	$0	$0
BlackRock Money Market Portfolio	$21,663	$21,400	$0	$2,500	$9,600	$9,100	$0	$0
BlackRock Total Return Portfolio	$35,263	$35,000	$0	$2,500	$14,250	$13,750	$0	$0
BlackRock U.S. Government Bond Portfolio	$41,563	$41,300	$0	$2,500	$15,100	$14,600	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment

Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Balanced Capital Portfolio	$15,350	$17,350
BlackRock Capital Appreciation Portfolio	$12,850	$14,850
BlackRock Global Allocation Portfolio	$20,350	$32,850
BlackRock High Yield Portfolio	$9,950	$11,950
BlackRock Large Cap Core Portfolio	$13,850	$14,850
BlackRock Money Market Portfolio	$9,600	$11,600
BlackRock Total Return Portfolio	$14,250	$16,250
BlackRock U.S. Government Bond Portfolio	$15,100	$17,100

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Series Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Series Fund, Inc.

Date: February 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Series Fund, Inc.

Date: February 28, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Series Fund, Inc.

Date: February 28, 2014